UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08918

The Hirtle Callaghan Trust

(Exact name of registrant as specified in charter)

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA	19428
(Address of principal executive offices)	(Zip code)

BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 242-9596

Date of fiscal year end: 6-30

Date of reporting period: 06-30-06

Item 1. Reports to Stockholders.

THE HIRTLE CALLAGHAN TRUST	Annual Report

June 30, 2006

We are pleased to present the June 30, 2006 Annual Report for The Hirtle Callaghan Trust (the “Trust”).

The Trust, a diversified open-end management investment company, was organized by Hirtle Callaghan & Co., Inc. to enhance Hirtle Callaghan’s ability to acquire the services of independent, specialist money management organizations for the clients Hirtle Callaghan serves. The Trust currently consists of nine separate investment portfolios (the “Portfolios”). Day-to-day portfolio management services are provided to each of the Trust’s Portfolios by one or more independent money management organizations (“Specialist Managers”), selected by, and under the general supervision of, the Trust’s Board of Trustees.

Shares of the Trust are available exclusively to investors who are clients of Hirtle Callaghan or clients of financial intermediaries, such as investment advisers, acting in a fiduciary capacity with investment discretion, that have established relationships with Hirtle Callaghan.

The Portfolios

The Value Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of large companies with relatively low price-earnings ratios and high dividend yields.

The Growth Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of large and mid-capitalization companies with superior prospects for earnings growth.

The Small Capitalization Equity Portfolio, seeks long-term capital appreciation by investing in a diversified portfolio of equity securities of small-capitalization companies.

The International Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of companies based in countries other than the United States of America.

The Fixed Income Portfolio, seeks current income by investing in a diversified portfolio of debt securities, including U.S. and non-U.S. government securities, corporate debt securities, and asset-backed issues.

The Fixed Income II Portfolio, seeks current income by investing in a diversified portfolio of debt securities, including U.S. and non-U.S. government securities, corporate debt securities, and asset-backed issues.

The Fixed Income Opportunity Portfolio, seeks to achieve above-average total return by investing in high yield securities (commonly referred to as “junk bonds”).

The Short-Term Municipal Bond Portfolio, seeks current income exempt from Federal income tax, consistent with preservation of capital, by investing primarily in securities issued by municipalities and related securities.

The Intermediate Term Municipal Bond Portfolio, seeks current income exempt from Federal income tax by investing in securities issued by municipalities and related entities.

THE HIRTLE CALLAGHAN TRUST	Annual Report

June 30, 2006

Fiscal Year 2006 Summary

General Market

Fiscal year 2006 was an excellent year for equity markets. US stocks as measured by the Russell 1000® Index of large capitalization equities returned 9.1% buoyed by continued strong corporate earnings growth despite rising interest rates and inflation expectations. The Russell 1000® Value Index surpassed the market in aggregate with a return of 12.1% driven primarily by the large component of integrated oil company stocks whose share prices advanced with the continuing rise in oil prices. Growth stocks continued to lag the broader market, with the Russell 1000® Growth Index advancing 6.1%, as they remained an unpopular area of the market despite historically attractive fundamentals.

US small capitalization equities continued their strong performance of the past several years with a return of 14.6% for the year as measured by the Russell 2000® Index. International stocks performed even better with a return of 26.6% for the fiscal year, as measured by the MSCI EAFE Index, as investors continued diversifying their portfolios into international equities to take advantage of expected improvements in the Japanese stock market, attractive international equity valuations, and positive expectations for international currencies versus the US dollar.

	1FQ06	2FQ06	3FQ06	4FQ06	Fiscal ‘06
MSCI EAFE Index[1]	10.38%	4.08%	9.40%	0.70%	26.56%
Russell 2000® Index[2]	4.69%	1.13%	13.94%	-5.02%	14.58%
Russell 1000® Value Index[2]	3.88%	1.27%	5.93%	0.59%	12.10%
S&P 500 Index[3]	3.61%	2.09%	4.21%	-1.44%	8.63%
Russell 1000® Growth Index[2]	4.01%	2.98%	3.09%	-3.90%	6.12%
CSFB High Yield Bond Index[4]	0.91%	0.57%	3.09%	0.38%	5.02%
Merrill Lynch Muni 1-3 Year Index[5]	0.32%	0.39%	0.36%	0.54%	1.62%
Lehman 5 Year GO Muni Index[6]	-0.11%	0.38%	0.05%	0.13%	0.43%
Lehman Brothers Aggregate Bond Index[7]	-0.68%	0.59%	-0.64%	-0.08%	-0.81%

Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index. All of the referenced benchmark indices are unmanaged, which means that the indices result do not reflect the impact of expenses associated with investing securities, such as brokerage commission and transactions costs.

[1]	The Morgan Stanley Capital International Europe, Australia, and Far East Index which covers Europe, Australia, and the Far East, is an unmanaged, market value weighted index designed to measure the overall condition of developed overseas equities markets.
[2]	Each of the Russell indices is a market cap-weighted index of common stocks domiciled in the US. Unlike the S&P 500 Stock Index however, the basket of securities included in the various Russell indices is reconstituted each year. The Russell 3000® Index is constructed by ranking US common stocks ranked from largest to smallest market capitalization, and including in the index the top 3,000 stocks. The largest 1,000 stocks become the Russell 1000® Index and the next 2,000 stocks are included in the Russell 2000® Index. The Russell 1000® Growth Index is designed to measure the performance of those companies included in the Russell 1000 Index® that have relatively higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value® Index is designed to measure the performance of those companies included in the Russell 1000® Index that have relatively lower price-to-book ratios and lower forecasted growth values.
[3]	The S&P 500 Stock Index is an unmanaged index of 500 blue-chip stocks.
[4]	The Credit Suisse / First Boston (“CSFB”) High Yield Index is an unmanaged index designed to mirror the investable universe of the US dollar-denominated high yield debt market. It is comprised of over 1,600 corporate debt issues, including cash-pay, zero-coupon, stepped-rate and pay-in-kind (“PIK”) bonds. Floating-rate, convertible and preferred stock issues are not included.
[5]	Merrill Lynch 1-3 Year Municipal Total Return Index – an equal-weighted index that tracks the total return performance of the domestic United States municipal market. The index consists of investment grade, publicly traded, fixed-rate and coupon bearing municipal securities with a maturity of one to three years.
[6]	The Lehman Brothers 5-Year General Obligations Index is an unmanaged index of government bonds.
[7]	The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes more than 5,000 taxable government, investment-grade corporate and mortgage backed securities.

Past Performance does not guarantee future results.

Fixed income markets had a tougher time in fiscal year 2006 as strong economic growth and rising inflation expectations spurred the Federal Reserve to continue to increase short term interest rates. Over the fiscal year, the Federal Reserve raised short term interest rates in 8 quarter point increments, increasing the Fed Funds rate to 5.25%. The rise in interest rates extended across the yield curve as 10 year treasury bonds increased from 3.9% to 5.1% over the fiscal year. The result was that bonds as measured by the Lehman Brothers Aggregate Bond Index turned in an atypical negative return of -0.8% as the rise in interest rates caused bond prices to decline by an amount that exceeded the income level or yield on the index. High yield bond markets suffered a similar fate, though the higher market yields of high yield bonds dampened the rise in rates a bit more so that returns for the year were positive at 5.0%. The muni bond market experienced a similar, though more muted effect, as these markets are not as directly impacted by Federal Reserve actions. The Lehman Brother 5 year GO Index, a measure of intermediate maturity muni bond performance provided a return of 0.5% for the fiscal year.

Consistent with the capital markets for fiscal year 2006, investors in the equity portfolios of the Hirtle Callaghan Trust registered positive returns for the year while the performance of the fixed income portfolios lagged as shown in the table below. In addition, most of the portfolios surpassed their respective benchmarks for the fiscal year as several of the managers turned in exceptional years. The performance of the individual Portfolios will be discussed in greater detail later in this review.

Fiscal ‘06
The International Equity Portfolio	27.93%
The Small Capitalization Equity Portfolio	19.99%
The Value Equity Portfolio	14.31%
The Growth Equity Portfolio	5.90%
The Fixed Income Opportunity Portfolio	0.81%
The Intermediate Term Municipal Bond Portfolio	0.48%
The Short-Term Municipal Bond Portfolio[1]	0.22%
The Fixed Income II Portfolio	-0.31%
The Fixed Income Portfolio	-0.77%

[1]	Represents Return from inception date of 3/1/06.

Portfolio Update

As we look forward to fiscal year 2007, several changes have been made in some of the Portfolios to reduce risk, enhance returns and improve diversification which we would like to highlight here.

In The Value Equity Portfolio and The Growth Equity Portfolio we have both an active management and a passive management (index) component. Over time our objective is to maintain a balance of about 60 percent to the active component and about 40 percent to the passive component. These amounts may vary, however, depending on the rewards and risks associated with each component.

Through fiscal year 2006 we maintained about an 85 percent allocation to the active component in The Value Equity Portfolio because our investment research and analysis indicated that the active portion of the Portfolio offered better value and less risk than the Russell 1000® Value Index. This proved very beneficial in fiscal year 2006 as the active component of the Portfolio returned nearly 15% compared to 12.1% for the index. Our research and analysis continues to support the under-weight to the index component, so we expect to maintain the under-weight over the year. At the same time, our investment research and analysis indicates that at various times in the investment cycle the Portfolio could benefit from a complementary allocation to a more traditional value driven investment style that places greater emphasis on companies with lower ratios of price to earnings, price to book value, and price to dividend (or higher dividend yields). To address this issue a modest portion of the Portfolio (7% initial allocation) was allocated to JS Asset Management (“JSAM”), a more traditional value driven manager with a modest larger capitalization bias that was retained for the Portfolio during fiscal 2006. The new manager was funded by reallocating a portion of the existing active manager’s portfolio. The objective for the Portfolio is to maintain an allocation to each of the investment managers, both active and passive, that provides the best expectation of achieving the overall Portfolio return and risk objectives. Background on JSAM is provided in The Value Equity Portfolio section.

In the Growth Equity Portfolio, last year we reduced the active component managed by Jennison Associates to 50% because of their increasing active risk driven by a period of extraordinary out-performance. Over the second half of the fiscal year this has proved to be very beneficial as Jennison Associates has trailed the benchmark index with a return of -5.7% compared to -0.9%. Our analysis continues to support the under-weight to Jennison Associates. At the same time, our investment research and analysis indicates that at various times in the investment cycle the Portfolio could benefit from a complementary allocation to a higher quality growth oriented investment style that places greater emphasis on earnings stability and balance sheet quality. To address this issue a substantial portion of the portfolio (24% initial allocation) was allocated to Sustainable Growth Advisors (“SGA”), a new manager retained by the Portfolio during fiscal 2006. The new manager was funded by reallocating a portion of both the existing active and passive manager’s portfolio. The objective for the Portfolio is to maintain an allocation to each of the investment managers, both active and passive, that provides the best expectation of achieving the overall Portfolio return and risk objectives. Background on SGA is provided in The Growth Equity Portfolio section.

The International Portfolio is managed by two active investment managers, Capital Guardian and Artisan. Capital Guardian manages approximately  2/3 of the assets in a core type investment process with a modest bias towards larger capitalization and more earnings driven or higher than average growth stocks. Artisan is primarily an earnings or growth driven investment process. Our investment research and analysis indicates that the Portfolio could benefit from a complementary allocation to an investment manager with a value driven investment style. To address this issue a modest portion of the portfolio (approximately 4% initial allocation) is in the process of being established with Causeway Capital Management (“Causeway”), a new manager retained for the Portfolio during fiscal 2006. Causeway will be funded by using cash flow and existing frictional cash holdings of the current manager team. The objective for the Portfolio is to maintain an allocation to each of the investment managers that provides the best expectation of achieving the overall Portfolio return and risk objectives. Background on Causeway is provided in The International Portfolio section.

The Fixed Income Portfolio has historically been managed by Deutsche Asset Management. In December 2005 the investment grade fixed income management unit of Deutsche Asset Management was sold to Aberdeen Asset

Management of the UK in a “lift out” transaction that maintained the integrity of the entire fixed income management team with virtually no personnel or operational changes. Hirtle Callaghan reviewed the change of ownership and believes the changes provide superior corporate ownership and resources for the group without any adverse effects to the fixed income management team or process. With the change in ownership, the name of the fixed income manager changed from Deutsche Asset Management to Aberdeen Asset Management.

The Fixed Income Portfolio II has been managed since 2001 by Blackrock Advisors, Inc. In February 2006, Blackrock announced that it would combine certain of its operations with Merrill Lynch Investment Managers. While the details of this transaction, which is expected to be consummated before December 31, 2006, are under review by Hirtle Callaghan, it is not anticipated that the transaction will affect the identity of those individuals currently responsible for day-to-day portfolio management of the Portfolio.

During fiscal 2006, the Board of Trustees organized a new portfolio – The Short-Term Municipal Bond Portfolio. The Portfolio, which commenced operations in March 2006, is managed by Breckinridge Capital Advisors and is designed to invest primarily in a portfolio of municipal bonds with a high level of current income exempt from Federal income tax, consistent with the preservation of capital.

The following sections contain a more detailed description of each of the portfolios over the fiscal year.

The Value Equity Portfolio

The Value Equity Portfolio posted strong absolute results with a return of 14.31% after all fees for the fiscal year. The Portfolio out-performed the Russell 1000® Value Index1 which was up 12.10% for the fiscal year and bested the average manager in the The Lipper2 manager universe of value equity managers at 10.3%.

The strong absolute results were driven by continued investor enthusiasm for value stocks, especially energy related stocks which represent a large component (14.2%) of the index. In addition, favorable performance by Institutional Capital Corp. (“ICAP”) helped the Portfolio surpass the Russell 1000® Value Index for the period. ICAP employs a relative value management approach that focuses on the larger capitalization segment of stocks within the Russell 1000® Value Index. Hirtle Callaghan’s investment analysis and research indicates that this is currently an attractive segment of the Russell 1000® Value Index that should prove advantageous to ICAP.

Hirtle Callaghan’s investment research and analysis also indicates that the Portfolio will benefit from a complementary allocation to a more traditional actively managed, value driven investment style that places greater emphasis on companies with lower ratios of price to earnings, price to book value, and price to dividend (or higher dividend yields). As a result, a modest portion of the portfolio (7% initial allocation) was used to fund JS Asset Management, a more traditional value driven manager with a modest larger capitalization bias. JS Asset Management was founded by John Schneider in February 2005. John has twenty years of investment experience and had previously been responsible for the management of over $12 billion in top performing mutual fund assets at PIMCO Equity Advisors.

[1]	The Russell 1000® Value Index measures the performance of those companies included in the Russell 1000® Stock Index with lower price-to-book ratios and lower forecasted growth rates. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.
[2]	Lipper, Inc. is an independent statistical monitoring organization. The Lipper organization compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Value Equity Portfolio from 7/1/96 to 6/30/06, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Value Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Value Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

The Growth Equity Portfolio

The Growth Equity Portfolio returned 5.90% for the fiscal year, falling slightly behind the Russell 1000® Growth Index1 at 6.12% but ahead of the The Lipper2 Large Cap Growth universe return of 5.4%. The portfolio remains ahead of both benchmarks over longer time periods. Growth stocks continue to remain out of favor by investors despite historically compelling valuations. Jennison Associates continues to maintain a very strong long term record versus the benchmark index and other large capitalization growth managers.

Hirtle Callaghan’s investment research and analysis indicates that at various times in the investment cycle the Portfolio could benefit from a complementary allocation to an actively managed, higher quality growth oriented investment style that places greater emphasis on earnings stability and balance sheet quality. As a result, in June 2006 a substantial portion of the portfolio (24% initial allocation) was used to fund Sustainable Growth Advisors. SGA is a Stamford, CT based firm that focuses exclusively on the management of concentrated portfolios of high quality, large cap growth stocks. The firm’s three founding partners each has over twenty years of investment experience and is supported by a highly competent team of analysts.

[1]	The Russell 1000® Growth Index measures the performance of those companies included in the Russell 1000® Stock Index with higher price-to-book ratios and higher forecasted growth rates. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.
[2]	Lipper, Inc. is an independent statistical monitoring organization. The Lipper organization compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Growth Equity Portfolio from 7/1/96 to 6/30/06, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Growth Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Growth Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

The Small Capitalization Equity Portfolio

The Small Capitalization Equity Portfolio had good absolute results with a return of 19.99% after all fees for the fiscal year. This portfolio also out-performed the Russell 2000® Index1 that returned 14.58% and The Lipper2 universe of other small capitalization managers with an average return of 13.8%.

The Small Capitalization Equity Portfolio benefited from its earnings driven focus during a period where superior earnings growth and profitability were the primary factors driving stock prices and investment performance. Geewax Terker and Sterling Johnston, managers that have struggled in recent years enjoyed an exceptional year surpassing their benchmark indexes by 6.5% and 10.6% respectively for the fiscal year. Frontier Capital Management continued to deliver superior performance besting their benchmark index by 11.6%. Franklin Portfolio Associates and Ironbridge Capital Management, new managers in 2006 trailed their respective benchmarks modestly for the fiscal year.

[1]	Russell 2000® Index measures the performance of smaller capitalization U.S. companies. The largest 1,000 stocks become the Russell 1000® Index and the next 2,000 stocks are included in the Russell 2000® Index. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.
[2]	Lipper, Inc. is an independent statistical monitoring organization. The Lipper organization compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Small Capitalization Equity Portfolio from 7/1/96 to 6/30/06, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 2000® Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Small Capitalization Equity Portfolio reflects the deduction of fees for these value added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares. Certain fees of the Portfolio are currently being waived. If not for these waivers performance would have been lower.

The International Equity Portfolio

The International Equity Portfolio posted strong absolute results with a return of 27.93% for the fiscal year and out-performed the MSCI EAFE Index1 return of 26.56% and The Lipper2 universe of international managers return of 26.3%. Both managers, Capital Guardian and Artisan Partners, out-performed the index over the period.

Hirtle Callaghan’s investment research and analysis indicates that the Portfolio could benefit from a complementary allocation to an investment manager with a value driven investment style. To address this issue a modest portion of the portfolio (roughly 4% initial allocation) is in the process of being established with Causeway Capital Management. Causeway is a Los Angeles, CA based firm focused exclusively on the management of value oriented International equity portfolios. The firm was founded in 2001 by a team that had previously worked together for nearly 10 years at Hotchkis & Wiley Capital Management and currently manages over $15 billion in assets.

[1]	The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) which covers Europe, Australia, and the Far East, is an unmanaged, market value weighted index designed to measure the overall condition of developed overseas equities markets. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.
[2]	Lipper, Inc. is an independent statistical monitoring organization. The Lipper organization compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The International Equity Portfolio from 7/1/96 to 6/30/06, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EAFE Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The International Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares. If not for these waivers performance would have been lower.

The Fixed Income Portfolio

The Fixed Income Portfolio managed by Aberdeen Asset Management returned -.77% percent for the fiscal year, equaling the benchmark Lehman Brothers Aggregate Bond Index1 and surpassing the average fixed income manager in The Lipper2 universe at -0.9%.

The Fixed Income Portfolio has been managed by Deutsche Asset Management. In November, 2005, the investment grade fixed income management unit of Deutsche Asset Management was sold to Aberdeen Asset Management of the UK. The entire fixed income management team remains together after the sale and continues to manage and operate portfolios from Philadelphia with no personnel or operational changes. Hirtle Callaghan reviewed the change and ownership and believes the changes provide superior corporate ownership and resources for the group without any adverse effects to the fixed income management team or process. With the change in ownership, the name of the fixed income manager changed from Deutsche Asset Management to Aberdeen Asset Management.

[1]	The Lehman Brothers Aggregate Bond Index. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.
[2]	Lipper, Inc. is an independent statistical monitoring organization. The Lipper organization compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Fixed Income Portfolio from 7/1/98 to 6/30/06, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance is compared to the Lehman Brothers Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Fixed Income Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares. If not for these waivers performance would have been lower.

The Fixed Income II Portfolio

The Fixed Income II Portfolio managed by Blackrock Asset Management returned -.31% for the fiscal year, a bit better than the benchmark Lehman Brothers Aggregate Bond Index1 and surpassing the average fixed income manager in The Lipper2 universe at -0.9%.

The Portfolio was adversely impacted by rising interest rates over the period yet still managed to out-perform the benchmark index, materially for a fixed income investment manager, through superior duration management, sector allocations and security selection decisions.

In February 2006, Blackrock announced that it would combine certain of its operations with Merrill Lynch Investment Managers. While the details of this transaction, which is expected to be consummated before December 31, 2006, are under review by Hirtle Callaghan, it is not anticipated that the transaction will affect the identity of those individuals currently responsible for day-to-day portfolio management of the Portfolio.

[1]	The Lehman Brothers Aggregate Bond Index includes more than 5,000 taxable government, investment-grade corporate and mortgage backed securities. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.
[2]	Lipper, Inc. is an independent statistical monitoring organization. The Lipper organization compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Fixed Income II Portfolio from 9/26/00 to 6/30/06, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Lehman Brothers Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. The performance of The Fixed Income II Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

The Fixed Income Opportunity Portfolio

The Fixed Income Opportunity Portfolio that is managed by W. R. Huff had a return of .81% for the fiscal year compared to 5.02% for the CSFB High Yield Bond Index1 and 4.7% for the average manager in The Lipper2 manager universe.

The Portfolio was adversely impacted by rising interest rates over the period. In addition the Portfolio’s bias towards higher credit quality issues within the high yield universe has caused it to continue to lag the benchmark index and peer universes that maintain a higher allocation to the lower credit quality segments of the universe that continue to benefit from narrowing credit spreads driven by strong investor demand for incremental yield.

W.R. Huff continues to believe that investors are over-reaching for yield in these lower quality credits, and that over time the Portfolio emphasis of on higher quality issues with modestly lower yields will be rewarded as the credit cycle deteriorates.

The Fixed Income Opportunity Fund is permitted to invest in international bonds, emerging market bonds, Treasury Inflation Protection securities and convertible bonds opportunistically. At this time, the portfolio continues to focus exclusively on high yield bonds. However, Hirtle Callaghan continues to monitor and evaluate the attractiveness of other fixed income asset class opportunities.

[1]	The Credit Suisse First Boston (“CSFB”) High Yield Bond Index is designed to mirror the investable universe of the US dollar-denominated high yield debt market. It is comprised of over 1,600 corporate debt issues, including cash-pay, zero-coupon, stepped-rate and pay-in-kind (“PIK”) bonds; floating-rate and convertible issues, as well as preferred stock are not included. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.
[2]	Lipper, Inc. is an independent statistical monitoring organization. The Lipper organization compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Fixed Income Opportunity Portfolio from 9/26/00 to 6/30/06, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance is compared to the CSFB High Yield Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. The performance of The Fixed Income Opportunity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

The Short-Term Municipal Bond Portfolio

Since commencement of its operations on March 1, 2006, the Portfolio has performed in-line with expectations thus far.

[1]	Merrill Lynch Muni 1-3 Year Index – an equal-weighted index that tracks the total return performance of the domestic United States municipal market. The index consists of investment grade, publicly traded, fixed-rate and coupon bearing municipal securities with a maturity of one to three years.

The chart represents historical performance in The Short-Term Municipal Bond Portfolio from 3/1/06 to 6/30/06, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance is compared to the Merrill Lynch Muni 1-3 Year Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. The performance of The Short-Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

The Intermediate Term Municipal Bond Portfolio

The Intermediate Term Municipal Bond Portfolio that is managed by Schroder’s Asset Management had a return of 0.48% for the fiscal year just surpassing the benchmark, the Lehman Brothers 5 Year GO Bond Index1 at 0.43% and The Lipper2 manager universe average return of 0.2%.

The Portfolio was adversely impacted by rising interest rates over the period yet still managed to modestly out-perform the benchmark index through superior sector allocations and security selection decisions.

[1]	The Lehman Brothers 5-Year General Obligations Bond Index. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.
[2]	Lipper, Inc. is an independent statistical monitoring organization. The Lipper organization compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Intermediate Term Municipal Bond Portfolio from 7/1/98 to 6/30/06, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance is compared to the Lehman Brothers 5 Year GO Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Intermediate Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Conclusion

Fiscal year 2006 was an excellent year in terms of absolute and relative returns across all Hirtle Callaghan equity portfolios. The Portfolios benefited from strong equity markets and an investment environment that favored the investment processes of most of the underlying managers. Hirtle Callaghan took advantage of this environment to add managers to several of the equity portfolios to enhance style diversification within the portfolios.

Fixed Income Portfolios were adversely impacted by rising interest rates over the period yet several of the funds managed to surpass their respective benchmarks through better and more defensive investment management. The level of interest rates continues to be a major factor influencing each of the portfolios and should interest rates continue to rise it will continue to adversely impact these portfolios in the short term. Over longer periods of time the Portfolios are still expected to earn returns consistent with the underlying yield of the securities they hold.

Hirtle Callaghan believes that the investment performance during fiscal 2006, together with the portfolio enhancements summarized herein, demonstrates our ongoing commitment to provide our clients with a diversified group of high quality, well-managed, and cost competitive investment funds.

We appreciate your continued confidence in us and your continuing support. We assure you that we will continue to work on your behalf to deliver superior long term investment solutions.

Sincerely,

Donald E. Callaghan

President

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments — June 30, 2006

Shares	Security Description	Value

	Common Stocks — 97.47%
	Institutional Capital Corp. — 76.38%
	Banking — 7.22%
715,350	BankAmerica Corp.	$34,408,335
132,300	Capital One Financial Corp.	11,305,035
311,800	Wells Fargo & Co.	20,915,544

		66,628,914

	Beverages — 2.07%
317,150	Pepsico, Inc.	19,041,686

	Clothing/Apparel — 0.88%
100,050	Nike, Inc. Class – B	8,104,050

	Computer Systems — 3.66%
559,800	EMC Corp. (a)	6,141,006
351,700	Hewlett Packard Co.	11,141,856
213,400	International Business Machines Corp.	16,393,388

		33,676,250

	Conglomerates — 4.89%
315,800	Altria Group, Inc.	23,189,194
662,900	General Electric Co.	21,849,184

		45,038,378

	Diversified — 3.63%
429,200	Honeywell International, Inc.	17,296,760
170,250	Temple – Inland, Inc.	7,298,618
96,400	Textron, Inc.	8,886,152

		33,481,530

	Electronic Components & Instruments — 0.70%
220,700	Freescale Semiconductor, Inc., Class – B	6,488,580

	Financial Services — 8.40%
173,500	CIT Group, Inc.	9,072,315
676,564	Citigroup, Inc.	32,637,447
91,100	Goldman Sachs Group, Inc.	13,704,173
525,200	J.P. Morgan Chase & Co.	22,058,400

		77,472,335

	Insurance — 4.69%
305,200	American International Group, Inc.	18,022,061
299,843	Aon Corp.	10,440,533
330,066	The St. Paul Travelers Cos., Inc.	14,714,342

		43,176,936

	Machinery — 1.20%
148,300	Caterpillar, Inc.	11,045,384

	Medical Equipment & Supplies — 0.31%
167,700	Boston Scientific Corp.	2,824,068

	Medical Products — 2.13%
534,550	Baxter International, Inc.	19,650,058

Shares	Security Description	Value

	Metals — 1.10%
144,250	United States Steel Corp.	$10,114,810

	Oil & Gas — 10.24%
557,800	Exxon Mobil Corp.	34,221,029
146,550	Halliburton Co.	10,875,476
247,300	Hess Corp.	13,069,805
199,288	Marathon Oil Corp.	16,600,689
91,800	National-Oilwell, Inc. (a)	5,812,776
134,250	Occidental Petroleum Corp.	13,767,338

		94,347,113

	Paper Products — 1.25%
357,700	International Paper Co.	11,553,710

	Pharmaceuticals — 4.26%
483,300	Abbott Laboratories	21,076,713
336,400	Novartis AG – ADR	18,138,688

		39,215,401

	Railroads — 3.66%
154,250	CSX Corp.	10,865,370
206,950	Norfolk Southern Corp.	11,013,879
127,000	Union Pacific Corp.	11,805,920

		33,685,169

	Recreation — 0.18%
38,950	Carnival Corp.	1,625,773

	Restaurants — 2.43%
666,150	McDonald’s Corp.	22,382,640

	Retail — 1.95%
372,950	Wal-Mart Stores, Inc.	17,965,002

	Telecommunications — 5.83%
587,750	BellSouth Corp.	21,276,550
689,400	Motorola, Inc.	13,891,410
925,500	Sprint Nextel Corp.	18,500,745

		53,668,705

	Utilities — 5.71%
233,400	Dominion Resources, Inc.	17,455,986
263,900	Entergy Corp.	18,670,925
289,900	Exelon Corp.	16,475,017

		52,601,928

		703,788,420

	JS Asset Management — 5.61%
	Aerospace/Defense — 0.03%
3,310	Boeing Co.	271,122

	Airlines & Services — 0.21%
32,830	AMR Corp. (a)	834,539
34,180	UAL Corp. (a)	1,060,263

		1,894,802

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	JS Asset Management (continued)
	Auto Parts — 0.21%
86,650	Lear Corp.	$1,924,497

	Banking — 0.06%
10,890	Bank of America Corp.	523,809

	Broadcasting — 0.04%
19,801	Liberty Global, Inc., Series – C (a)	407,307

	Business Services — 0.11%
123,330	BearingPoint, Inc. (a)	1,032,272

	Diversified — 0.05%
12,010	Honeywell International, Inc.	484,003

	Electric Utility — 0.32%
248,260	Reliant Energy, Inc. (a)	2,974,155

	Electrical & Electronic — 0.11%
29,890	General Electric Co.	985,174

	Electronic Components & Instruments — 0.41%
110,330	Avnet, Inc. (a)	2,208,807
340,300	Sanmina-SCI Corp. (a)	1,565,380

		3,774,187

	Financial Services — 1.69%
52,850	Citigroup, Inc.	2,549,484
65,380	Fannie Mae	3,144,777
49,260	Freddie Mac	2,808,313
60,530	JPMorgan Chase & Co.	2,542,260
23,050	MGIC Investment Corp.	1,498,250
66,300	Washington Mutual, Inc.	3,021,954

		15,565,038

	Food – Retail — 0.06%
20,830	Safeway, Inc.	541,580

	Food Processing — 0.06%
36,300	Tyson Foods, Inc., Class A	539,418

	Health Care — 0.22%
293,250	Tenet Healthcare Corp. (a)	2,046,885

	Manufacturing — 0.34%
38,600	AU Optronics Corp. – ADR	549,664
95,140	Tyco International Ltd.	2,616,350

		3,166,014

	Paper Products — 0.34%
690,210	Abitibi-Consolidated, Inc.	1,891,175
39,720	International Paper Co.	1,282,956

		3,174,131

	Pharmaceuticals — 0.18%
34,360	Sanofi-Aventis – ADR	1,673,332

	Publishing & Printing — 0.06%
9,110	Gannett Co., Inc.	509,522

Shares	Security Description	Value

	Retail — 0.14%
35,160	Federated Department Stores, Inc.	$1,286,856

	Telecommunications — 0.69%
165,650	Alcatel, SA – ADR	2,088,847
19,900	Embarq Corp. (a)	815,701
1,072,730	Nortel Networks Corp. (a)	2,402,914
50,850	Sprint Nextel Corp.	1,016,492

		6,323,954

	Tobacco — 0.28%
34,750	Altria Group, Inc.	2,551,693

		51,649,751

	SSgA Funds Management, Inc. — 15.48%
	Aerospace/Defense — 0.06%
500	Alliant Techsystems, Inc. (a)	38,175
700	Armor Holdings, Inc. (a)	38,381
600	DRS Technologies	29,250
200	Goodrich Corp.	8,058
7,240	Northrop Grumman Corp.	463,794

		577,658

	Airlines & Services — 0.02%
1,100	AMR Corp. (a)	27,962
7,689	Southwest Airlines Co.	125,869
2,200	UAL Corp. (a)	68,244

		222,075

	Auction House — 0.00%
1,851	Adesa, Inc.	41,166

	Auto Parts — 0.06%
1,912	Autoliv, Inc.	108,162
1,200	BorgWarner, Inc.	78,120
300	Gentex Corp.	4,200
3,967	Genuine Parts Co.	165,265
1,525	Paccar, Inc.	125,630
1,000	TRW Automotive Holdings Corp. (a)	27,280

		508,657

	Automobile Production — 0.07%
41,121	Ford Motor Co.	284,969
10,791	General Motors Corp., Class – H	321,463

		606,432

	Banking — 2.07%
2,900	American Capital Strategies	97,092
7,797	AmSouth BanCorp	206,231
3,085	Associated Banc-Corp.	97,270
2,051	Astoria Financial Corp.	62,453
1,800	BanCorpSouth, Inc.	49,050
103,849	Bank of America Corp.	4,995,137
415	Bank of Hawaii Corp.	20,584
16,261	Bank of New York Co., Inc.	523,604

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Banking (continued)
12,289	BB&T Corp.	$511,100
524	BOK Financial Corp.	26,027
5,788	Capital One Financial Corp.	494,591
400	Capitol Federal Financial	13,716
4,400	CIT Group, Inc.	230,076
884	City National Corp.	57,540
3,555	Colonial BankGroup, Inc.	91,292
3,687	Comerica, Inc.	191,687
1,419	Commerce Bancshares, Inc.	71,023
2,972	Compass Bancshares, Inc.	165,243
766	Cullen/Frost Bankers, Inc.	43,892
100	East-West BanCorp, Inc.	3,791
10,900	Fifth Third BanCorp	402,755
100	First Citizens BancShares, Class – A	20,050
3,971	Fulton Financial Corp.	63,219
6,600	Hudson City BanCorp, Inc.	87,978
5,600	Huntington Bancshares, Inc.	132,048
2,431	Janus Capital Group, Inc.	43,515
2,700	Jefferies Group, Inc.	80,001
9,100	KeyCorp	324,688
1,736	M & T Bank Corp.	204,709
5,748	Marshall & Ilsley Corp.	262,914
1,025	Mellon Financial Corp.	35,291
2,600	Mercantile Bankshares Corp.	92,742
13,047	National City Corp.	472,171
10,542	North Fork BanCorp., Inc.	318,052
257	Northern Trust Corp.	14,212
6,777	PNC Bank Corp.	475,542
6,010	Popular, Inc.	115,392
2,200	Sky Financial Group, Inc.	51,942
6,648	Sovereign BanCorp, Inc.	135,011
8,297	SunTrust Banks, Inc.	632,729
3,400	Synovus Financial Corp.	91,052
1,814	TCF Financial Corp.	47,980
2,345	TD Banknorth, Inc.	69,060
40,749	U.S. BanCorp	1,258,329
1,303	UnionBanCal Corp.	84,161
2,545	Valley National BanCorp	65,432
36,634	Wachovia Corp.	1,981,167
2,060	Washington Federal, Inc.	47,771
22,061	Washington Mutual, Inc.	1,005,540
1,200	Webster Financial Corp.	56,928
32,499	Wells Fargo Co.	2,180,033
1,450	Whitney Holding Corp.	51,287
1,541	Wilmington Trust Corp.	64,999
2,360	Zions BanCorp	183,938

		19,104,037

Shares	Security Description	Value

	Beverages — 0.15%
6,600	Anheuser-Busch Cos., Inc.	$300,894
6,800	Coca-Cola Enterprises, Inc.	138,516
15,644	Coca-Cola Co.	673,004
3,760	Constellation Brands, Inc., Class – A (a)	94,000
1,020	Molson Coors Brewing Co., Class – B	69,238
1,500	Pepsi Bottling Group, Inc.	48,225
1,607	PepsiAmericas, Inc.	35,531

		1,359,408

	Biotechnology — 0.03%
4,200	Biogen Idec, Inc. (a)	194,586
1,100	Charles River Laboratories International, Inc. (a)	40,480
3,102	Millenium Pharmaceuticals (a)	30,927

		265,993

	Broadcasting — 0.07%
2,500	Cablevision Systems Corp.	53,625
11,453	Clear Channel Communications, Inc.	354,470
4,084	Discovery Holding Co., Class – A (a)	59,749
600	Hearst – Argyle Television, Inc.	13,236
5,310	Liberty Global, Inc., Class – A (a)	114,165
1,540	Univision Communications, Inc., Class – A (a)	51,590

		646,835

	Business Services — 0.03%
300	Equifax, Inc.	10,302
300	Fair Issac Corp.	10,893
1,700	Fidelity National Information Services, Inc.	60,180
1,100	Hewitt Associates, Inc. (a)	24,728
1,300	IMS Health, Inc.	34,905
1	Live Nation, Inc. (a)	13
247	Manpower, Inc.	15,956
2,800	Sabre Holdings Corp.	61,600
4,600	ServiceMaster Co.	47,518
200	The Brink’s Co.	11,282

		277,377

	Cable — 0.08%
21,996	Comcast Corp., Class – A (a)	720,149

	Casinos/Gaming — 0.01%
1,083	Harrah’s Entertainment, Inc.	77,088

	Chemicals — 0.27%
4,521	Air Products & Chemicals, Inc.	288,983
100	Airgas, Inc.	3,725
800	Albemarle Corp.	38,304
1,452	Ashland, Inc.	96,848
895	Cabot Corp.	30,895
1,100	Celanese Corp., Series – A	22,462
5,500	Chemtura Corp.	51,370
900	Cytec Industries, Inc.	48,294

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2006

Shares	Security Description	Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Chemicals (continued)

21,849	Dow Chemical Co.	$852,767
4,179	E.I. Du Pont De Nemours & Co.	173,846
1,786	Eastman Chemical Co.	96,444
800	FMC Corp.	51,512
1,200	Huntsman Corp. (a)	20,784
700	International Flavors & Fragrance, Inc.	24,668
1,619	Lubrizol Corp.	64,517
3,292	PPG Industries, Inc.	217,272
3,282	Rohm & Haas Co.	164,494
1,000	Sherwin-Williams Co.	47,480
875	Sigma-Aldrich Corp.	63,560
2,700	The Mosaic Co. (a)	42,255
2,232	Valspar Corp.	58,947
300	Westlake Chemical Corp.	8,940

		2,468,367

	Clothing/Apparel — 0.04%
5,600	Gap, Inc.	97,440
2,500	Jones Apparel Group, Inc.	79,475
2,392	Liz Claiborne, Inc.	88,648
1,900	VF Corp.	129,048

		394,611

	Computer Software & Services — 0.13%
900	Affiliated Computer Services, Inc., Class – A (a)	46,449
800	Applera Corp.	25,880
8,800	CA, Inc.	180,840
1,000	Cadence Design Systems, Inc. (a)	17,150
361	Ceridian Corp. (a)	8,823
4,257	Computer Sciences Corp. (a)	206,209
8,710	Compuware Corp. (a)	58,357
5,225	Electronic Data Systems Corp.	125,714
6,500	EMC Corp. (a)	71,305
2,500	Integrated Device Technology, Inc. (a)	35,450
300	McAfee, Inc. (a)	7,281
3,094	NCR Corp. (a)	113,364
8,500	Novell, Inc. (a)	56,355
13,470	Symantec Corp. (a)	209,324
600	Symbol Technologies, Inc.	6,474
300	The Reynolds & Reynolds Co., Class – A	9,201
7,969	Unisys Corp. (a)	50,045
300	Verisign, Inc. (a)	6,951

		1,235,172

	Computer Systems — 0.16%
25,115	Hewlett Packard Co.	795,643
3,200	Ingram Micro, Inc. (a)	58,016
3,193	International Business Machines Corp.	245,286
600	Lexmark International Group, Inc. (a)	33,498

Shares	Security Description	Value

	Computer Systems (continued)
72,700	Sun Microsystems, Inc. (a)	$301,705
1,221	Tech Data Corp. (a)	46,777

		1,480,925

	Conglomerates — 0.80%
25,950	Altria Group, Inc.	1,905,509
500	Dover Corp.	24,715
2,200	Fortune Brands, Inc.	156,222
121,612	General Electric Co.	4,008,331
1,700	Hawaiian Electric Industries, Inc.	47,447
10,357	Honeywell International, Inc.	417,387
2,557	IAC/Interactive Corp. (a)	67,735
1,402	ITT Industries, Inc.	69,399
1,410	Pentair, Inc.	48,208
5,279	Raytheon Co.	235,285
1,267	SPX Corp.	70,889
849	Teleflex, Inc.	45,863
2,408	Temple – Inland, Inc.	103,231
197	Textron, Inc.	18,159
2,000	United Technologies Corp.	126,840
500	W.W. Grainger, Inc.	37,615

		7,382,835

	Construction Materials & Supplies — 0.03%
100	Carlisle Cos., Inc.	7,930
2,600	Louisiana-Pacific Corp.	56,940
3,605	Masco Corp.	106,853
2,488	RPM International, Inc.	44,784
1,736	Timken Co.	58,173

		274,680

	Consumer Products & Services — 0.02%
600	Jarden Corp. (a)	18,270
8,900	Mattel, Inc.	146,939
300	The Scotts Co.	12,696

		177,905

	Containers & Packaging — 0.02%
2,272	Bemis Co., Inc.	69,569
1,200	Sealed Air Corp.	62,496
2,154	Sonoco Products Co.	68,174

		200,239

	Corrections — 0.00%
300	Corrections Corp. of America (a)	15,882

	Education Services — 0.00%
100	Laureate Education, Inc. (a)	4,263

	Electronic Components & Instruments — 0.23%
2,400	American Power Conversion Corp.	46,776
2,560	Arrow Electronics, Inc. (a)	82,432
9,800	Atmel Corp. (a)	54,390
2,138	Avnet, Inc. (a)	42,803
920	AVX Corp.	14,527

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Electronic Components & Instruments (continued)
100	Beckman Coulter, Inc.	$5,555
129	Diebold, Inc.	5,240
3,400	Eaton Corp.	256,360
553	Emerson Electric Co.	46,347
251	Energizer Holdings, Inc. (a)	14,701
5,000	Freescale Semiconductor, Inc., Class – B (a)	147,000
9,174	General Dynamics Corp.	600,529
1,246	Hubbell, Inc., Class – B	59,372
700	International Rectifier Corp. (a)	27,356
1,600	Intersil Holding Corp.	37,200
1,942	Johnson Controls, Inc.	159,671
9,000	Micron Technology, Inc. (a)	135,540
1,486	Parker-Hannifin Corp.	115,314
1,300	PerkinElmer, Inc.	27,170
6,300	Sanmina-SCI Corp. (a)	28,980
800	Spansion, Inc. – Class A (a)	12,752
10,600	Solectron Corp. (a)	36,252
2,700	Synopsys, Inc. (a)	50,679
530	Tektronix, Inc.	15,593
1,400	Teradyne, Inc. (a)	19,502
2,600	Thermo Electron Corp. (a)	94,224
2,455	Vishay Intertechnology, Inc. (a)	38,617

		2,174,882

	Entertainment — 0.11%
32,425	The Walt Disney Co.	972,750
800	Warner Music Group Corp.	23,584

		996,334

	Financial Services — 1.94%
1,720	A.G. Edwards, Inc.	95,150
2,930	Allied Capital Corp.	84,296
2,210	Ambac Financial Group, Inc.	179,231
2,308	Americredit Corp. (a)	64,439
4,900	Ameriprise Financial, Inc.	218,883
2,700	Bear Stearns Cos., Inc.	378,216
632	CapitalSource, Inc.	14,827
113,185	Citigroup, Inc.	5,460,045
3,100	Convergys Corp. (a)	60,450
13,854	Countrywide Credit Industries, Inc.	527,560
700	E*TRADE Group, Inc. (a)	15,974
22,100	Fannie Mae	1,063,010
2,800	First Horizon National Corp.	112,560
7,837	Freddie Mac	446,787
2,722	Golden West Financial Corp.	201,972
2,136	Goldman Sachs Group, Inc.	321,318
6,919	Hartford Financial Services Group, Inc.	585,347
1,194	IndyMac Mortgage Holdings, Inc.	54,745

Shares	Security Description	Value

	Financial Services (continued)
2,485	iStar Financial, Inc.	$93,809
79,040	J.P. Morgan Chase & Co.	3,319,681
1,300	Legg Mason, Inc.	129,376
10,626	Lehman Brothers Holdings, Inc.	692,284
17,195	Merrill Lynch & Co., Inc.	1,196,084
1,924	MGIC Investment Corp.	125,060
21,686	Morgan Stanley	1,370,773
1,200	Nationwide Financial Services, Inc.	52,896
1,000	New Century Financial Corp.	45,750
6,549	New York Community BanCorp	108,124
1,300	NYSE Group, Inc. (a)	89,024
5,897	Principal Financial Group	328,168
1,987	Raymond James Financial, Inc.	60,146
10,277	Regions Financial Corp.	340,374
1,600	South Financial Group, Inc.	42,256
100	Student Loan Corp.	20,200

		17,898,815

	Food – Retail — 0.08%
14,352	Kroger Co.	313,735
9,900	Safeway, Inc.	257,400
4,549	Supervalu, Inc.	139,654

		710,789

	Food Processing — 0.26%
14,945	Archer-Daniels-Midland Co.	616,931
2,581	Campbell Soup Co.	95,781
11,491	ConAgra Foods, Inc.	254,066
1,700	Corn Products International, Inc.	52,020
3,150	Dean Foods Co. (a)	117,149
4,300	Del Monte Foods Co.	48,289
7,199	General Mills, Inc.	371,900
3,537	H.J. Heinz Co.	145,795
1,609	Hormel Foods Corp.	59,758
1,200	J.M. Smucker Co.	53,640
1,500	Kellogg Co.	72,645
4,828	Kraft Foods, Inc.	149,185
1,048	McCormick & Co., Inc.	35,160
8,155	Sara Lee Corp.	130,643
2,274	Smithfield Foods, Inc. (a)	65,559
500	The Hershey Co.	27,535
5,518	Tyson Foods, Inc., Class – A	81,997

		2,378,053

	Funeral Services — 0.01%
7,040	Service Corp. International	57,306

	Furniture & Fixtures — 0.02%
827	Hillenbrand Industry, Inc.	40,110
1,840	Leggett & Platt, Inc.	45,963
1,072	Mohawk Industries, Inc. (a)	75,415

		161,488

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Health Care — 0.12%
900	Community Health Systems, Inc. (a)	$33,075
4,100	Health Management Associates, Inc., Class – A	80,811
200	Health Net, Inc. (a)	9,034
2,140	McKesson Corp.	101,179
2,626	Medco Health Solutions, Inc. (a)	150,417
1,376	Omnicare, Inc.	65,250
3,400	Tenet Healthcare Corp. (a)	23,732
1,625	Triad Hospitals, Inc. (a)	64,318
800	Universal Health Services, Inc.	40,208
7,819	WellPoint, Inc. (a)	568,989

		1,137,013

	Homebuilding/Development — 0.05%
500	Beazer Homes USA, Inc.	22,935
1,500	Centex Corp.	75,450
3,272	D. R. Horton, Inc.	77,939
900	KB Home	41,265
1,848	Lennar Corp.	81,996
269	MDC Holdings, Inc.	13,969
2,468	Pulte Homes, Inc.	71,054
1,300	Standard Pacific Corp.	33,410
2,400	Toll Brothers, Inc. (a)	61,368

		479,386

	Hotel/Gaming — 0.01%
797	Starwood Hotels & Resorts Worldwide	48,091

	Hotels & Lodging — 0.03%
19,562	Cendant Corp.	318,665

	Household Products & Appliances — 0.42%
1,218	Alberto-Culver Co., Class – B	59,341
3,387	Clorox Co.	206,505
1,200	Colgate-Palmolive Co.	71,880
2,430	Newell Rubbermaid, Inc.	62,767
59,200	Procter & Gamble Co.	3,291,520
1,690	Whirlpool Corp.	139,679

		3,831,692

	Insurance — 1.09%
6,464	Aetna, Inc.	258,108
118	Alleghany Corp. (a)	32,610
14,485	Allstate Corp.	792,764
1,109	American Financial Group, Inc.	47,576
43,525	American International Group, Inc.	2,570,152
300	American National Insurance Co.	38,916
900	AmerUs Group Co.	52,695
7,283	Aon Corp.	253,594
1,500	Arthur J. Gallagher & Co.	38,010
2,900	Assurant, Inc.	140,360

Shares	Security Description	Value

	Insurance (continued)
9,450	Chubb Corp.	$471,555
2,663	Cigna Corp.	262,332
3,517	Cincinnati Financial Corp.	165,334
500	CNA Financial Corp. (a)	16,480
3,300	Conseco, Inc. (a)	76,230
1,200	Erie Indemnity, Inc.	62,400
3,957	Fidelity National Financial, Inc.	154,125
535	Fidelity National Title Group, Inc., Class – A	10,523
1,800	First American Financial Corp.	76,086
10,400	Genworth Financial, Inc.	362,336
700	Hanover Insurance Group, Inc.	33,222
1,206	HCC Insurance Holdings, Inc.	35,505
3,498	Leucadia National Corp.	102,107
6,342	Lincoln National Corp.	357,917
9,988	Loews Corp.	354,075
204	Markel Corp. (a)	70,788
12,500	Marsh & McLennan Cos., Inc.	336,125
3,056	MBIA, Inc.	178,929
600	Mercury General Corp.	33,822
10,531	MetLife, Inc.	539,293
5,035	Old Republic International Corp.	107,598
300	Philadelphia Consolidated Holding Corp. (a)	9,108
1,966	PMI Group, Inc.	87,644
13,020	Progressive Corp.	334,744
1,631	Protective Life Corp.	76,037
1,880	Radian Group, Inc.	116,146
600	Reinsurance Group of America, Inc.	29,490
2,800	SAFECO Corp.	157,780
15,811	St. Paul Cos., Inc.	704,854
1,200	StanCorp Financial Group, Inc.	61,092
2,270	Torchmark Corp.	137,834
527	Transatlantic Holdings, Inc.	29,459
1,069	Unitrin, Inc.	46,598
6,795	UnumProvident Corp.	123,193
1,655	W.R. Berkley	56,485
47	Wesco Financial Corp.	17,907

		10,019,938

	Machinery, Tools & Engineering — 0.11%
1,900	AGCO Corp. (a)	50,008
100	Black & Decker Corp.	8,446
1,200	Crane Co.	49,920
200	Cummins, Inc.	24,450
5,334	Deere & Co.	445,335
1,100	Flowserve Corp. (a)	62,590
900	Kennametal, Inc.	56,025
1,700	Novellus Systems (a)	41,990
2,460	Pall Corp.	68,880
1,800	Shaw Group, Inc. (a)	50,040

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Machinery, Tools & Engineering (continued)
1,221	Snap-On, Inc.	$49,353
600	Stanley Works	28,332
600	Terex Corp. (a)	59,220

		994,589

	Manufacturing — 0.01%
1,400	Lennox International	37,072
1,100	URS Corp. (a)	46,200
500	USG Corp. (a)	36,465

		119,737

	Media — 0.28%
15,347	CBS Corp., Class – B	415,136
3,202	Liberty Media Holding Corp. – Capital (a)	268,261
3,712	Liberty Media Holding Corp. – Interactive (a)	64,065
16,828	News Corp., Class – A	322,761
88,902	Time Warner, Inc.	1,538,005

		2,608,228

	Medical Equipment & Supplies — 0.02%
977	Bausch & Lomb, Inc.	47,912
1,300	Fisher Scientific International, Inc. (a)	94,965
800	Invitrogen Corp. (a)	52,856
500	The Cooper Cos., Inc.	22,145

		217,878

	Metals — 0.18%
11,938	Alcoa, Inc.	386,314
2,700	Commercial Metals Co.	69,390
2,000	Freeport-McMoran Copper & Gold, Inc., Class – B	110,820
500	Newmont Mining Corp.	26,465
7,100	Nucor Corp.	385,175
4,600	Phelps Dodge Corp.	377,936
700	Reliance Steel & Aluminum Co.	58,065
160	Rowan Cos., Inc.	5,694
1,100	Steel Dynamics	72,314
2,552	United States Steel Corp.	178,946

		1,671,119

	Motion Pictures & Services — 0.00%
300	Dreamworks Animation SKG, Inc. (a)	6,870

	Office Equipment — 0.04%
2,070	Pitney Bowes, Inc.	85,491
810	Steelcase, Inc.	13,325
21,500	Xerox Corp. (a)	299,065

		397,881

Shares	Security Description	Value

	Oil & Gas — 2.36%
1,700	AGL Resources, Inc.	$64,804
10,400	Anadarko Petroleum Corp.	495,976
7,490	Apache Corp.	511,193
1,900	Atmos Energy Corp.	53,029
1,100	Cabot Oil & Gas Corp.	53,900
7,700	Chesapeake Energy Corp.	232,925
50,474	ChevronTexaco Corp.	3,132,416
1,900	Cimarex Energy Company	81,700
37,601	ConocoPhillips	2,464,025
10,016	Devon Energy Corp.	605,067
28,088	Duke Energy Corp.	824,945
1,700	Energen Corp.	65,297
3,000	EOG Resources, Inc.	208,020
348	Equitable Resources, Inc.	11,658
129,875	Exxon Mobil Corp.	7,967,830
1,100	Forest Oil Corp. (a)	36,476
600	Frontier Oil Corp.	19,440
5,520	Hess Corp.	291,732
5,066	Kerr-McGee Corp.	351,327
4,923	Lyondell Chemical Co.	111,555
8,212	Marathon Oil Corp.	684,060
2,594	MDU Resources Group, Inc.	94,966
4,200	Murphy Oil Corp.	234,612
287	National-Oilwell, Inc. (a)	18,173
2,878	Newfield Exploration Co. (a)	140,849
4,060	Noble Energy, Inc.	190,252
9,753	Occidental Petroleum Corp.	1,000,170
2,600	ONEOK, Inc.	88,504
2,900	Pioneer Natural Resources Co.	134,589
1,356	Pogo Producing Co.	62,512
670	Pride International, Inc. (a)	20,924
500	Seacor Holdings, Inc. (a)	41,050
2,180	Southern Union Co.	58,991
1,466	Sunoco, Inc.	101,579
1,600	Tesoro Corp.	118,976
2,400	UGI Corp.	59,088
14,018	Valero Energy Corp.	932,477
1,603	Vectren Corp.	43,682

		21,608,769

	Paper Products — 0.13%
11,184	International Paper Co.	361,244
4,413	Kimberly-Clark Corp.	272,282
3,993	MeadWestvaco Corp.	111,524
1,662	Rayonier, Inc.	63,006
5,800	Smurfit-Stone Container Corp. (a)	63,452
5,562	Weyerhaeuser Co.	346,235

		1,217,743

	Pharmaceuticals — 0.84%
6,900	Abbott Laboratories	300,909
3,814	AmerisourceBergen Corp.	159,883

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Pharmaceuticals (continued)
24,243	Bristol-Myers Squibb Co.	$626,924
1,000	Caremark Rx, Inc.	49,870
5,500	Eli Lilly & Co.	303,985
7,700	Johnson & Johnson, Inc.	461,384
5,300	King Pharmaceuticals, Inc. (a)	90,100
800	Lifepoint Hospitals, Inc. (a)	25,704
34,509	Merck & Co., Inc.	1,257,163
166,800	Pfizer, Inc.	3,914,796
2,378	Watson Pharmaceuticals, Inc. (a)	55,360
11,900	Wyeth	528,479

		7,774,557

	Photography/Imaging Technology — 0.02%
6,330	Eastman Kodak Co.	150,527

	Publishing & Printing — 0.10%
5,487	Gannett Co., Inc.	306,887
1,213	McClatchy Co., Class – A	48,677
3,238	New York Times Co., Class – A	79,461
1,200	R. H. Donnelley Corp.	64,884
4,822	R.R. Donnelley & Sons Co.	154,063
5,344	Tribune Co.	173,306
114	Washington Post Co., Class – B	88,921

		916,199

	Railroads — 0.08%
2,555	CSX Corp.	179,974
1,100	Kansas City Southern Industries, Inc. (a)	30,470
4,180	Norfolk Southern Corp.	222,460
100	Trinity Industries, Inc.	4,040
3,349	Union Pacific Corp.	311,323

		748,267

	Real Estate — 0.05%
2,001	AMB Property Corp.	101,151
4,626	Kimco Realty Corp.	168,802
4,003	Plum Creek Timber Co., Inc.	142,107
700	Ryland Group, Inc.	30,499
2,060	Trizec Properties	58,998

		501,557

	Real Estate Investment Trusts — 0.44%
3,552	Annaly Mortgage Management, Inc.	45,501
2,104	Apartment Investment & Management Co.	91,419
4,700	Archstone-Smith Trust	239,089
1,700	AvalonBay Communities, Inc.	188,054
2,566	Boston Properties, Inc.	231,966
2,100	Brandywine Realty Trust	67,557
1,158	BRE Properties, Class – A	63,690
1,300	Camden Property Trust	95,615

Shares	Security Description	Value

	Real Estate Investment Trusts (continued)
1,300	CarrAmerica Realty Corp.	$57,915
1,500	CBL & Associates Properties, Inc.	58,395
1,000	Colonial Properties Trust	49,400
1,416	Developers Diversified Realty Corp.	73,887
2,900	Duke Realty Corp.	101,935
8,530	Equity Office Properties Trust	311,429
6,671	Equity Residential Properties Trust	298,394
300	Essex Property Trust, Inc.	33,498
700	Federal Realty Investment Trust	49,000
1,999	General Growth Properties, Inc.	90,075
2,996	Health Care Property Investors, Inc.	80,113
1,300	Health Care REIT, Inc.	45,435
1,650	Hospitality Properties Trust	72,468
11,749	Host Marriott Corp.	256,951
4,500	HRPT Properties Trust	52,020
2,013	Liberty Property Trust	88,975
1,367	Mack-Cali Realty Corp.	62,773
2,303	New Plan Excel Realty Trust	56,861
900	Pan Pacific Retail Properties, Inc.	62,433
5,541	ProLogis Trust	288,797
1,000	Public Storage, Inc.	75,900
1,900	Reckson Associates Realty Corp.	78,622
1,500	Regency Centers Corp.	93,225
2,217	Simon Property Group, Inc.	183,878
600	Taubman Centers, Inc.	24,540
2,400	Thornburg Mortgage, Inc.	66,888
1,000	Ventas, Inc.	33,880
2,700	Vornado Realty Trust	263,385
1,350	Weingarten Realty Investors	51,678

		4,085,641

	Recreation — 0.03%
1,763	Brunswick Corp.	58,620
4,757	Expedia, Inc. (a)	71,212
3,959	Hasbro, Inc.	71,698
700	International Speedway Corp.	32,459

		233,989

	Rental & Leasing — 0.01%
1,500	United Rentals, Inc. (a)	47,970

	Restaurants — 0.12%
28,226	McDonald’s Corp.	948,393
660	OSI Restaurant Partners, Inc.	22,836
1,582	Wendy’s International, Inc.	92,215

		1,063,444

	Retail — 0.19%
100	AnnTaylor Stores Corp. (a)	4,338
3,617	AutoNation, Inc. (a)	77,548
800	Barnes & Noble, Inc.	29,200
1,500	BJ’s Wholesale Club, Inc. (a)	42,525
327	Circuit City Stores, Inc.	8,901
3,453	Costco Wholesale Cos.	197,270

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Retail (continued)
1,800	CVS Corp.	$55,260
1,400	Dillards, Inc., Class – A	44,590
500	Dollar General Corp.	6,990
2,100	Dollar Tree Stores, Inc. (a)	55,650
1,600	Family Dollar Stores, Inc.	39,088
11,520	Federated Department Stores, Inc.	421,633
3,174	Foot Locker, Inc.	77,731
3,700	Home Depot, Inc.	132,423
1,604	Officemax, Inc.	65,363
700	Radio Shack Corp.	9,800
11,400	Rite Aid Corp. (a)	48,336
3,071	Saks, Inc.	49,658
1,988	Sears Holding Corp. (a)	307,822
1,300	Tiffany & Co.	42,926
1,100	United Auto Group, Inc.	23,485

		1,740,537

	Semiconductors — 0.01%
300	Cree Research, Inc. (a)	7,128
300	Cypress Semiconductor Corp. (a)	4,362
1,300	Fairchild Semiconductor International (a)	23,621
1,000	KLA-Tencor Corp.	41,570
2,572	LSI Logic Corp. (a)	23,019
200	Rambus, Inc. (a)	4,562

		104,262

	Telecommunications — 1.04%
328	ADC Telecommunications, Inc. (a)	5,530
8,898	Alltel Corp.	567,959
88,450	AT&T, Inc.	2,466,878
9,700	Avaya, Inc. (a)	110,774
41,162	BellSouth Corp.	1,490,064
2,576	CenturyTel, Inc.	95,698
10,300	Ciena Corp. (a)	49,543
4,360	Citizens Communications Co.	56,898
900	Comverse Technology, Inc. (a)	17,793
500	Crown Castle International Corp. (a)	17,270
3,385	Embarq Corp. (a)	138,751
5,900	Juniper Networks, Inc. (a)	94,341
2,600	L-3 Communications Holdings, Inc.	196,092
600	Leap Wireless International, Inc. (a)	28,470
47,125	Lucent Technologies, Inc. (a)	114,043
12,000	Motorola, Inc.	241,800
5,718	NTL, Inc.	142,378
1,400	Quanta Services, Inc. (a)	24,262
36,000	Qwest Communications International, Inc. (a)	291,240
50,309	Sprint Nextel Corp.	1,005,677
1,126	Telephone & Data Systems, Inc.	46,616

Shares	Security Description	Value

	Telecommunications (continued)
10,089	Tellabs, Inc. (a)	$134,285
257	U.S. Cellular Corp. (a)	15,574
66,353	Verizon Communications, Inc.	2,222,162

		9,574,098

	Tobacco — 0.04%
2,100	Carolina Group	107,877
1,951	Reynolds American, Inc.	224,950
1,745	UST, Inc.	78,857

		411,684

	Transportation — 0.04%
900	Alexander & Baldwin, Inc.	39,843
500	GATX Corp.	21,250
2,300	Laidlaw International, Inc.	57,960
600	Overseas Shipholding Group, Inc.	35,490
1,387	Ryder Systems, Inc.	81,043
600	Swift Transportation Co., Inc. (a)	19,056
866	Tidewater, Inc.	42,607
1,400	YRC Worldwide, Inc. (a)	58,954

		356,203

	Utilities — 0.83%
2,671	Alliant Energy Corp.	91,615
4,690	Ameren Corp.	236,845
9,010	American Electric Power, Inc.	308,593
1,216	Aqua America, Inc.	27,713
6,847	Centerpoint Energy, Inc.	85,588
5,100	CMS Energy Corp. (a)	65,994
5,388	Consolidated Edison, Inc.	239,443
3,533	Constellation Energy Group, Inc.	192,619
3,967	Detroit Edison Co.	161,616
7,938	Dominion Resources, Inc.	593,682
2,742	DPL, Inc.	73,486
8,112	Dynegy, Inc. (a)	44,373
7,326	Edison International	285,714
1,015	El Paso Energy Corp.	15,225
3,133	Energy East Corp.	74,973
4,694	Entergy Corp.	332,101
2,350	Exelon Corp.	133,551
7,350	FirstEnergy Corp.	398,443
9,208	Florida Power & Light, Inc.	381,026
1,700	Great Plains Energy, Inc.	47,362
3,790	KeySpan Corp.	153,116
6,800	Mirant Corp. (a)	182,240
1,900	National Fuel Gas Co.	66,766
5,912	NiSource, Inc.	129,118
3,398	Northeast Utilities	70,237
2,200	NRG Energy, Inc. (a)	105,996
2,338	NSTAR	66,867
2,007	OGE Energy Corp.	70,305
4,183	Pepco Holdings, Inc.	98,635

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Utilities (continued)
7,900	PG&E Corp.	$310,312
2,198	Pinnacle West Capital Corp.	87,722
8,516	PPL Corp.	275,067
5,570	Progress Energy, Inc.	238,786
2,700	Progress Energy, Inc. (a)(c)	0
5,749	Public Service Enterprise Group, Inc.	380,123
2,483	Puget Energy, Inc.	53,335
268	Questar Corp.	21,571
6,764	Reliant Resources, Inc. (a)	81,033
2,598	SCANA Corp.	100,231
5,717	Sempra Energy	260,009
4,600	Sierra Pacific Resources (a)	64,400
16,902	Southern Co.	541,708
4,600	Teco Energy, Inc.	68,724
3,211	Williams Cos., Inc.	75,009
2,610	Wisconsin Energy Corp.	105,183
900	WPS Resources Corp.	44,640
8,770	Xcel Energy, Inc.	168,209

		7,609,304

	Waste Disposal — 0.01%
5,340	Allied Waste Industries, Inc. (a)	60,662
157	Republic Services, Inc.	6,333
1,361	Waste Management, Inc.	48,833

		115,828

		142,531,087

	Total Common Stocks (cost $770,043,430)	897,969,258

Principal Amount

	Commercial Paper — 3.51%
	Institutional Capital Corp. — 3.51%
	Business Services — 3.51%
$32,300,000	United Parcel Service CP, 5.07%, 7/3/06	$32,290,902

	Total Commercial Paper (cost $32,290,902)	32,290,902

Principal Amount	Security Description	Value

	Short-Term Investments — 0.41%
	SSgA Funds Management, Inc. — 0.41%
	Money Market Mutual Fund — 0.41%
$3,797,463	Alliance Money Market Fund Prime Portfolio, 3.69%	$3,797,463

	Total Short-Term Investments (cost $3,797,463)	3,797,463

	Time Deposit — 0.16%
	Institutional Capital Corp. — 0.06%
	United States — 0.06%
557,508	Liquidity Management Control System Time Deposit	557,508

	JS Asset Management — 0.10%
	United States — 0.10%
889,912	Liquidity Management Control System Time Deposit	889,912

	Total Time Deposit (cost $1,447,420)	1,447,420

	Treasury Bills — 0.04%
	SSgA Funds Management, Inc. — 0.04%
405,000	U.S. Treasury Bills, 4.76%*, 9/7/06 (b)	401,459

	Total Treasury Bills (cost $401,405)	401,459

	Total Investments (cost $807,980,620) — 101.59%	935,906,502
	Liabilities in excess of other assets — (1.59)%	(14,620,052)

	Net Assets — 100.00%	$921,286,450

(a)	Represents non-income producing security.

(b)	All or part of this security has been pledged as collateral for Futures contracts held by the Fund.

(c)	Escrow Security due to bankruptcy.

*	Rate disclosed represents yield effective at purchase.

ADR — American Depositary Receipt

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2006

Futures

SSGA Funds Management, Inc.

Number of Contracts	Futures Contracts Long	Market Value	Expiration Date	Unrealized Gain
34	S&P 500 E-mini Future	$2,174,980	September 2006	$48,339
3	S&P 400 E-mini Future	231,480	September 2006	6,203
3	Russell 1000® Future	1,045,725	September 2006	10,409
3	Russell 1000 Value® Future	1,091,250	September 2006	17,534

				$82,485

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Schedule of Portfolio Investments — June 30, 2006

Shares	Security Description	Value

	Common Stocks — 97.73%
	Sustainable Growth Advisers, L.P. — 22.89%
	Banking — 0.93%
206,000	State Street Corp.	$11,966,540

	Beverages-Non-Alcoholic — 1.62%
203,200	Coca-Cola Co.	8,741,664
200,700	PepsiCo, Inc.	12,050,028

		20,791,692

	Biotechnology — 2.52%
261,500	Amgen, Inc. (a)	17,057,645
248,900	Genzyme Corp. (a)	15,195,345

		32,252,990

	Communications Equipment — 0.47%
148,600	Qualcomm, Inc.	5,954,402

	Computer Hardware — 0.90%
470,200	Dell, Inc. (c)	11,477,582

	Computer Software — 0.50%
120,900	Sap AG – ADR	6,349,668

	Consumer Products — 0.94%
200,400	Colgate-Palmolive Co.	12,003,960

	Data Processing & Reproduction — 1.17%
331,300	Automatic Data Processing, Inc.	15,024,455

	Department Stores — 0.47%
125,300	Wal-Mart Stores, Inc.	6,035,701

	E-Commerce — 0.88%
384,100	eBay, Inc. (a)(b)	11,250,289

	Electronic Equipment — 0.93%
362,300	General Electric Co.	11,941,409

	Food & Beverages — 0.49%
167,100	Starbucks Corp. (a)	6,309,696

	Grocery — 0.69%
291,100	Sysco Corp.	8,896,016

	Household Products — 0.96%
220,800	Procter & Gamble Co.	12,276,480

	Insurance — 0.70%
152,500	American International Group, Inc.	9,005,125

	Medical Products — 1.31%
231,700	Medtronic, Inc. (b)	10,871,364
141,400	Stryker Corp.	5,954,354

		16,825,718

	Pharmaceuticals — 1.89%
201,200	Johnson & Johnson	12,055,904
385,100	Teva Pharmaceutical Industries Ltd. – ADR	12,165,309

		24,221,213

Shares	Security Description	Value

	Retail – Specialty — 3.11%
224,400	Costco Wholesale Corp. (b)	$12,819,972
330,600	Home Depot, Inc.	11,832,174
621,600	Staples, Inc.	15,117,312

		39,769,458

	Software — 1.46%
144,100	Electronic Arts, Inc. (a)	6,202,064
538,500	Microsoft Corp.	12,547,050

		18,749,114

	Transportation & Shipping — 0.95%
147,200	United Parcel Service, Inc., Class B	12,118,976

		293,220,484

	Jennison Associates LLC — 35.79%
	Aerospace/Defense — 1.15%
83,700	Boeing Co.	6,855,867
124,800	United Technologies Corp.	7,914,816

		14,770,683

	Apparel — 1.08%
224,200	Coach, Inc. (a)(b)	6,703,580
87,300	Nike, Inc., Class B	7,071,300

		13,774,880

	Biotechnology — 2.35%
150,100	Amgen, Inc. (a)	9,791,023
129,700	Genentech, Inc. (a)	10,609,460
163,500	Gilead Sciences, Inc. (a)	9,672,660

		30,073,143

	Capital Markets — 2.85%
499,100	Charles Schwab Corp.	7,975,618
47,200	Goldman Sachs Group, Inc.	7,100,296
44,200	Lehman Brothers Holdings, Inc.	2,879,630
102,200	Merrill Lynch & Co., Inc.	7,109,032
103,700	UBS AG	11,375,890

		36,440,466

	Communications Equipment — 3.07%
515,500	Cisco Systems, Inc. (a)	10,067,715
320,900	Corning, Inc. (a)	7,762,571
273,100	Motorola, Inc.	5,502,965
358,000	Nokia Corp. – ADR	7,253,080
218,000	Qualcomm, Inc.	8,735,260

		39,321,591

	Computer Hardware — 0.66%
148,900	Apple Computer, Inc. (a)	8,505,168

	Consumer Finance — 0.73%
175,400	American Express Co.	9,334,788

	Electronic Components & Instruments — 0.55%
222,200	Agilent Technologies, Inc. (a)(b)	7,012,632

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	Jennison Associates LLC (continued)
	Energy Equipment & Services — 0.84%
165,400	Schlumberger Ltd.	$10,769,194

	Financial Services — 0.97%
242,300	KKR Private Equity Investors LP – ADR (a)	5,306,370
103,600	NYSE Group Inc (a)(b)	7,094,528

		12,400,898

	Food & Beverages — 1.60%
191,900	PepsiCo, Inc.	11,521,676
138,400	Whole Foods Market, Inc. (b)	8,946,176

		20,467,852

	Health Care Equipment & Supplies — 1.10%
90,400	Alcon, Inc.	8,908,920
161,400	St. Jude Medical, Inc. (a)	5,232,588

		14,141,508

	Health Care Providers & Services — 1.01%
144,500	Caremark Rx, Inc. (b)	7,206,215
77,900	Wellpoint, Inc. (a)	5,668,783

		12,874,998

	Hotels, Restaurants & Leisure — 1.13%
225,600	Marriott International, Inc., Class – A	8,599,872
100,600	Starbucks Corp. (a)	3,798,656
78,000	The Cheesecake Factory, Inc. (a)(b)	2,102,100

		14,500,628

	Household Products — 0.55%
126,862	Procter & Gamble Co.	7,053,527

	Industrial Conglomerates — 1.46%
81,200	3M Co.	6,558,524
367,000	General Electric Co.	12,096,320

		18,654,844

	Insurance — 0.48%
104,300	American International Group, Inc.	6,158,915

	Internet Software & Services — 2.34%
112,200	eBay, Inc. (a)	3,286,338
42,100	Google, Inc., Class – A (a)	17,653,793
272,600	Yahoo!, Inc. (a)	8,995,800

		29,935,931

	Media — 1.36%
289,200	News Corp., Class – A	5,546,856
394,400	The Walt Disney Co.	11,832,000

		17,378,856

Shares	Security Description	Value

	Multiline Retail — 1.61%
255,700	Federated Department Stores, Inc.	$9,358,620
76,400	Kohl’s Corp. (a)	4,516,768
137,600	Target Corp.	6,724,512

		20,599,900

	Oil & Gas — 0.86%
68,900	Apache Corp.	4,702,425
61,800	Occidental Petroleum Corp.	6,337,590

		11,040,015

	Pharmaceuticals — 2.43%
209,400	Novartis AG – ADR	11,290,848
141,800	Roche Holdings AG – ADR	11,697,054
166,600	Sanofi-Aventis – ADR (b)	8,113,420

		31,101,322

	Restaurants — 0.08%
16,900	Chipotle Mexican Grill, Inc. – Class – A (a)(b)	1,030,055

	Retail – Specialty — 0.36%
109,100	Urban Outfitters, Inc. (a)(b)	1,908,159
81,000	Williams-Sonoma, Inc.	2,758,050

		4,666,209

	Semiconductors & Semiconductor Equipment — 2.40%
279,800	Broadcom Corp., Class – A (a)	8,407,990
182,800	Marvell Technology Group Ltd. (a)	8,103,524
225,500	Maxim Integrated Products, Inc.	7,240,805
230,300	Texas Instruments, Inc.	6,975,787

		30,728,106

	Software — 2.35%
328,900	Adobe Systems, Inc. (a)	9,985,404
107,800	Electronic Arts, Inc. (a)	4,639,712
103,300	Microsoft Corp.	2,406,890
248,900	SAP AG – ADR	13,072,228

		30,104,234

	Telecommunications — 0.42%
96,500	NII Holdings, Inc. (a)(b)	5,440,670

		458,281,013

	SSgA Funds Management, Inc. — 39.05%
	Advertising — 0.18%
2,100	Clear Channel Outdoor Holdings, Inc. (a)	44,016
34,506	Interpublic Group of Cos., Inc. (a)	288,125
6,516	Lamar Advertising Co. (a)	350,952
9,711	Monster Worldwide, Inc. (a)	414,271
12,919	Omnicom Group, Inc.	1,150,954

		2,248,318

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Aerospace/Defense — 0.77%
942	Alliant Techsystems, Inc. (a)	$71,922
61,299	Boeing Co.	5,021,001
900	Drs Technologies, Inc.	43,875
8,700	Goodrich Corp.	350,523
28,100	Lockheed Martin Corp.	2,015,894
1,900	Northrop Grumman Corp.	121,714
10,200	Precision Castparts Corp.	609,552
12,900	Rockwell Collins, Inc.	720,723
9,200	Textron, Inc.	848,056

		9,803,260

	Airlines — 0.04%
12,200	AMR Corp. (a)	310,124
4,600	US Airways Group Inc. (a)	232,484

		542,608

	Apparel — 0.40%
6,740	Abercrombie & Fitch Co.	373,598
9,400	American Eagle Outfitters, Inc.	319,976
29,116	Coach, Inc. (a)	870,568
22,000	Gap, Inc.	382,800
25,741	Limited Brands	658,712
14,622	Nike, Inc., Class – B	1,184,382
4,600	Polo Ralph Lauren Corp.	252,540
11,390	Ross Stores, Inc.	319,490
34,650	TJX Cos., Inc.	792,099

		5,154,165

	Auto/Related Products — 0.11%
300	BorgWarner, Inc.	19,530
5,000	Copart, Inc. (a)	122,800
13,400	Goodyear Tire & Rubber Co. (a)	148,740
8,400	Johnson Controls, Inc.	690,648
5,600	Oshkosh Truck Corp.	266,112
2,700	Thor Industries, Inc.	130,815

		1,378,645

	Banking — 0.48%
3,795	Capital One Financial Corp.	324,283
14,322	Commerce Bancorp, Inc.	510,866
1,700	Cullen Frost Bankers, Inc.	97,410
4,800	East West Bancorp, Inc.	181,968
11,100	Golden West Financial Corp.	823,620
21,868	Hudson City Bancorp, Inc.	291,500
28,000	Mellon Financial Corp.	964,040
15,600	Northern Trust Corp.	862,680
4,800	Peoples Bank	157,680
31,611	SLM Corp.	1,672,854
9,120	Synovus Financial Corp.	244,234

		6,131,135

Shares	Security Description	Value

	Beverages – Non-Alcoholic — 0.02%
1,200	Hansen Natural Corp. (a)	$228,444

	Biotechnology — 0.97%
90,335	Amgen, Inc. (a)	5,892,552
11,300	Applera Corp. – Applied Biosystems Group	365,555
26,440	Celgene Corp. (a)	1,254,049
4,685	Cephalon, Inc. (a)	281,569
4,000	Gen-Probe, Inc. (a)	215,920
20,080	Genzyme Corp. (a)	1,225,884
35,012	Gilead Sciences, Inc. (a)	2,071,310
5,700	ImClone Systems, Inc. (a)	220,248
1,447	Invitrogen Corp. (a)	95,603
7,822	Pharmaceutical Product Development, Inc.	274,709
3,100	Techne Corp. (a)	157,852
8,300	Vertex Pharmaceuticals, Inc. (a)	304,693

		12,359,944

	Brokerage Services — 0.08%
4,000	CBOT Holding, Inc., Class – A (a)	478,360
7,100	Nasdaq Stock Market Inc. (a)	212,290
4,600	NYSE Group, Inc. (a)	315.008

		1,005,658

	Business Services — 0.62%
6,475	Alliance Data Systems Corp. (a)	380,860
8,949	Aramark Corp.	296,301
4,830	CDW Corp.	263,960
6,939	ChoicePoint, Inc. (a)	289,842
10,871	Cintas Corp.	432,231
5,016	Dun & Bradstreet Corp. (a)	349,515
13,640	Ecolab, Inc.	553,511
9,104	Equifax, Inc.	312,631
4,016	Fair, Issac and Co., Inc.	145,821
1,613	Fidelity National Information Services, Inc.	57,100
3,800	Getty Images, Inc. (a)	241,338
5,300	Global Payments, Inc.	257,315
1,400	Hewitt Associates, Inc., Class – A (a)	31,472
1,500	Inter Continental Exchange, Inc. (a)	86,910
8,951	Iron Mountain, Inc. (a)	334,588
5,700	Manpower, Inc.	368,220
4,700	Mastercard, Inc. – Class A (a)	225,600
4,700	Neustar, Inc. (a)	158,625
25,399	Paychex, Inc.	990,053
9,600	Pitney Bowes, Inc.	396,480
11,349	Robert Half International, Inc.	476,658
6,800	Salesforce.com, Inc. (a)	181,288
4,800	Scientific Games Corp., Class – A (a)	170,976

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Business Services (continued)
3,000	The Corporate Executive Board Co.	$300,600
3,603	The Reynolds & Reynolds Co.	110,504
6,600	The ServiceMaster Co.	68,178
4,100	W.W. Grainger, Inc.	308,443
2,500	West Corp. (a)	119,775

		7,908,795

	Casinos/Gaming — 0.22%
10,300	Harrah’s Entertainment, Inc.	733,154
25,660	International Game Technology, Inc.	973,540
9,580	MGM Mirage, Inc. (a)	390,864
5,100	Penn National Gaming, Inc. (a)	197,778
4,200	Station Casinos, Inc.	285,936
3,800	Wynn Resorts Ltd. (a)	278,540

		2,859,812

	Chemicals — 0.51%
1,700	Air Products & Chemicals, Inc.	108,664
4,800	Airgas, Inc.	178,800
2,000	Cabot Corp.	69,040
3,100	Celanese Corp., Series A	63,302
56,700	E.I. du Pont de Nemours & Co.	2,358,720
4,800	Huntsman Corp. (a)	83,136
4,700	International Flavors & Fragrance, Inc.	165,628
20,500	Monsanto Co.	1,725,895
7,100	Nalco Holding Co. (a)	125,173
1,600	PPG Industries, Inc.	105,600
24,400	Praxair, Inc.	1,317,600
2,000	Rohm & Haas Co.	100,240
2,200	Sigma-Aldrich Corp.	159,808

		6,561,606

	Communications Equipment — 0.24%
7,900	ADC Telecommunications, Inc. (a)	133,194
32,427	American Tower Corp., Class – A (a)	1,009,128
2,700	Avaya, Inc. (a)	30,834
9,800	Ciena Corp. (a)	47,138
12,305	Comverse Technology, Inc. (a)	243,270
14,500	Crown Castle International Corp. (a)	500,830
10,500	Harris Corp.	435,855
23,042	Juniper Networks, Inc. (a)	368,442
700	L-3 Communications Holdings, Inc.	52,794
1,300	Leap Wireless International, Inc. (a)	61,685
7,800	SBA Communications Corp. (a)	203,892

		3,087,062

Shares	Security Description	Value

	Computer Hardware — 2.70%
65,200	Apple Computer, Inc. (a)	$3,724,224
467,460	Cisco Systems, Inc. (a)	9,129,493
176,831	Dell, Inc. (a)	4,316,445
159,873	EMC Corp. (a)	1,753,807
128,400	Hewlett Packard Co.	4,067,712
107,937	International Business Machines Corp.	8,291,720
6,074	Lexmark International, Inc. (a)	339,111
4,650	National Instruments Corp.	127,410
7,200	NAVTEQ (a)	321,696
28,237	Network Appliance, Inc. (a)	996,766
14,800	SanDisk Corp. (a)	754,504
32,736	Solectron Corp. (a)	111,957
23,000	Sun Microsystems, Inc. (a)	95,450
16,388	Symbol Technologies, Inc.	176,827
16,500	Western Digital Corp. (a)	326,865

		34,533,987

	Computer Services — 1.65%
6,600	Acxiom Corp.	165,000
5,495	Affiliated Computer Services, Inc., Class – A (a)	283,597
12,100	Akamai Technologies, Inc. (a)	437,899
23,600	Amazon.com, Inc. (a)	912,848
44,350	Automatic Data Processing, Inc.	2,011,273
10,000	Ceridian Corp. (a)	244,400
5,100	Cerner Corp. (a)	189,261
10,600	Cognizant Tech Solutions Corp. (a)	714,122
4,451	DST Systems, Inc. (a)	264,835
22,000	Electronic Data Systems Corp.	529,320
3,300	F5 Networks, Inc. (a)	176,484
3,200	FactSet Research Systems, Inc.	151,360
58,732	First Data Corp.	2,645,289
13,260	Fiserv, Inc. (a)	601,474
16,000	Google, Inc., Class – A (a)	6,709,279
10,000	GTECH Holdings Corp.	347,800
10,814	IMS Health, Inc.	290,356
2,900	NCR Corp. (a)	106,256
2,703	Total System Services, Inc.	52,033
2,900	Verifone Holdings, Inc. (a)	88,392
17,363	Verisign, Inc. (a)	402,301
108,078	Yahoo!, Inc. (a)	3,566,573
5,875	Zebra Technologies Corp., Class – A (a)	200,690

		21,090,842

	Computer Software — 2.12%
22,067	Activision, Inc. (a)	251,119
45,290	Adobe Systems, Inc. (a)	1,375,004
17,800	Autodesk, Inc.	613,388
29,493	BEA Systems, Inc. (a)	386,063
16,111	BMC Software, Inc. (a)	385,053

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Computer Software (continued)
5,300	CA, Inc.	$108,915
17,915	Cadence Design Systems, Inc. (a)	307,242
14,429	Citrix Systems, Inc. (a)	579,180
22,956	Electronic Arts, Inc. (a)	988,026
13,124	Intuit, Inc. (a)	792,558
11,200	McAfee, Inc. (a)	271,824
679,209	Microsoft Corp.	15,825,571
304,629	Oracle Corp. (a)	4,414,080
14,200	Red Hat, Inc. (a)	332,280
34,115	Symantec Corp. (a)	530,147
2,220	Synopsys, Inc. (a)	41,669

		27,202,119

	Computer Systems/Peripherals — 0.01%
4,100	Diebold, Inc.	166,542

	Conglomerates — 2.13%
72,600	Altria Group, Inc.	5,331,018
119,560	Corning, Inc. (a)	2,892,156
13,800	Dover Corp.	682,134
386,794	General Electric Co.	12,748,731
28,400	Honeywell International, Inc.	1,144,520
70,926	United Technologies Corp.	4,498,127

		27,296,686

	Construction — 0.03%
5,900	Helix Energy Solutions Group Inc (a)	238,124
1,300	USG Corp. (a)	94,809

		332,933

	Construction Services — 0.38%
13,514	American Standard Cos., Inc.	584,751
4,200	Centex Corp.	211,260
2,000	Corrections Corp. of America (a)	105,880
12,733	D.R. Horton, Inc.	303,300
3,475	Florida Rock Industries, Inc.	172,603
6,800	Fluor Corp.	631,924
4,400	Jacobs Engineering Group, Inc. (a)	350,416
3,200	KB HOME	146,720
4,200	Lennar Corp.	186,354
3,600	Martin Marietta Materials, Inc.	328,140
18,200	Masco Corp.	539,448
1,170	MDC Holdings, Inc.	60,758
321	NVR, Inc. (a)	157,691
8,000	Pulte Homes, Inc.	230,320
3,700	Quanta Services, Inc. (a)	64,121
1,200	Ryland Group, Inc.	52,284
2,300	Standard Pacific Corp.	59,110
1,900	Toll Brothers, Inc. (a)	48,583
7,600	Vulcan Materials Co.	592,800

		4,826,463

Shares	Security Description	Value

	Consumer Finance — 0.34%
82,980	American Express Co.	$4,416,196

	Consumer Products — 0.75%
1,600	Alberto-Culver Co., Class – B	77,952
5,300	Black & Decker Corp.	447,638
1,300	Brunswick Corp.	43,225
4,800	Church & Dwight Co., Inc.	174,816
4,500	Coldwater Creek, Inc. (a)	120,420
35,459	Colgate-Palmolive Co.	2,123,994
13,700	Crown Holdings, Inc. (a)	213,309
3,700	Energizer Holdings, Inc. (a)	216,709
3,800	Fortune Brands, Inc.	269,838
1,800	Jarden Corp (a)	54,810
20,113	Kimberly-Clark Corp.	1,240,972
12,900	Newell Rubbermaid, Inc.	333,207
2,400	Nutri/System, Inc. (a)	149,112
52,178	Procter & Gamble Co.	2,901,097
9,355	The Estee Lauder Cos., Inc., Class – A	361,758
2,700	The Scotts Co., Class – A	114,264
4,400	The Stanley Works	207,768
3,400	Toro Co.	158,780
3,300	Walter Industries, Inc.	190,245
3,747	Weight Watchers International, Inc.	153,215

		9,553,129

	Department Stores — 1.19%
3,400	Federated Department Stores, Inc.	124,440
1,300	Foot Locker, Inc.	31,837
17,700	J.C. Penney Co., Inc.	1,194,927
26,574	Kohl’s Corp. (a)	1,571,055
66,570	Target Corp.	3,253,276
188,240	Wal-Mart Stores, Inc.	9,067,521

		15,243,056

	Drugs — 2.46%
11,328	Allergan, Inc.	1,215,041
8,100	Amylin Pharmaceuticals, Inc. (a)	399,897
8,302	Barr Laboratories, Inc. (a)	395,922
68,120	Bristol-Myers Squibb Co.	1,761,583
57,033	Eli Lilly & Co.	3,152,214
10,100	Endo Pharmaceuticals Holdings, Inc. (a)	333,098
24,642	Forest Laboratories, Inc., Class – A (a)	953,399
35,874	Genentech, Inc. (a)	2,934,493
200,799	Johnson & Johnson	12,031,877
19,404	MedImmune, Inc. (a)	525,848
51,191	Merck & Co., Inc.	1,864,888
13,151	Millennium Pharmaceuticals, Inc. (a)	131,115

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Drugs (continued)
15,918	Mylan Laboratories, Inc.	$318,360
113,797	Schering-Plough Corp.	2,165,557
8,200	Sepracor, Inc. (a)	468,548
63,135	Wyeth Corp.	2,803,825

		31,455,665

	E-Commerce — 0.27%
90,396	eBay, Inc. (a)	2,647,698
1,577	Expedia, Inc. (a)	23,608
5,377	IAC/Interactive Corp. (a)	142,437
40,625	Liberty Interactive Group (a)	701,188

		3,514,931

	Electric Utilities — 0.11%
49,730	AES Corp. (a)	917,519
12,300	Allegheny Energy, Inc. (a)	455,961

		1,373,480

	Electrical Equipment — 0.02%
3,700	Wesco International, Inc.	255,300

	Electronic Components & Instruments — 0.48%
14,050	Agere Systems, Inc. (a)	206,535
32,249	Agilent Technologies, Inc. (a)	1,017,779
4,775	Beckman Coulter, Inc.	265,251
17,912	Danaher Corp.	1,152,101
14,118	Freescale Semiconductor, Inc., Class – B (a)	415,069
5,366	Harman International Industries, Inc.	458,095
10,700	MEMC Electronic Materials, Inc. (a)	401,250
3,244	Mettler-Toledo International, Inc. (a)	196,489
4,155	Millipore Corp. (a)	261,723
1,100	Pall Corp.	30,800
5,789	PerkinElmer, Inc.	120,990
16,200	Raytheon Co.	722,034
3,700	Thermo Electron Corp. (a)	134,088
4,700	Thomas & Betts Corp. (a)	241,110
4,100	Trimble Navigation Ltd. (a)	183,024
8,010	Waters Corp. (a)	355,644

		6,161,982

	Electronic Equipment — 0.56%
5,000	American Power Conversion Corp.	97,450
5,700	AMETEK, Inc.	270,066
6,800	Amphenol Corp., Class – A	380,528
1,300	Arrow Electronics, Inc. (a)	41,860
5,000	Avnet, Inc. (a)	100,100
800	AVX Corp.	12,632

Shares	Security Description	Value

	Electronic Equipment (continued)
3,100	Dolby Laboratories, Inc., Class – A (a)	$72,230
29,600	Emerson Electric Co.	2,480,776
5,783	Fisher Scientific International, Inc. (a)	422,448
4,000	Gardner Denver Machinery, Inc. (a)	154,000
1,300	Hubbell, Inc., Class – B	61,945
6,700	Integrated Device Technology, Inc. (a)	95,006
14,355	Jabil Circuit, Inc.	367,488
123,400	JDS Uniphase Corp. (a)	312,202
182,200	Lucent Technologies Corp. (a)	440,924
10,351	Molex, Inc.	347,483
2,900	Pentair, Inc.	99,151
13,400	Rockwell Automation, Inc.	964,934
19,017	Sanmina Corp. (a)	87,478
4,500	Tektronix, Inc.	132,390
10,912	Teradyne, Inc. (a)	152,004
4,000	Vishay Intertechnology, Inc. (a)	62,920

		7,156,015

	Energy — 0.40%
13,800	CONSOL Energy, Inc.	644,736
8,280	Kinder Morgan, Inc.	827,089
20,500	Peabody Energy Corp.	1,142,875
5,700	Questar Corp.	458,793
35,100	TXU Corp.	2,098,629

		5,172,122

	Entertainment — 0.18%
5,300	Regal Entertainment Group, Class – A	107,696
60,559	The Walt Disney Co.	1,816,770
3,800	Warner Music Group Corp	112,024
20,600	XM Satellite Radio Holdings, Inc., Class – A (a)	301,790

		2,338,280

	Financial Services — 1.48%
2,500	Affiliated Managers Group, Inc. (a)	217,225
700	Ambac Financial Group, Inc.	56,770
2,400	AmeriCredit Corp. (a)	67,008
2,500	Bank of Hawaii Corp.	124,000
3,500	Bank of New York Co., Inc.	112,700
1,500	BlackRock, Inc.	208,755
5,681	CapitalSource, Inc.	133,276
78,959	Charles Schwab Corp.	1,261,765
6,504	CheckFree Corp. (a)	322,338
29,800	E*Trade Group, Inc. (a)	680,036
8,772	Eaton Vance Corp.	218,949
7,320	Federated Investors, Inc.	230,580
2,300	First Marblehead Corp.	130,962
12,900	Franklin Resources, Inc.	1,119,849

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Financial Services (continued)
26,400	Freddie Mac	$1,505,064
1,800	Gatx Corp.	76,500
22,100	Goldman Sachs Group, Inc.	3,324,503
24,844	H & R Block, Inc.	592,778
3,300	Investment Technology Group, Inc. (a)	167,838
5,267	Investors Financial Services Corp.	236,488
8,100	Janus Capital Group, Inc.	144,990
5,400	Legg Mason, Inc.	537,408
5,200	Lehman Brothers Holdings, Inc.	338,780
12,600	Merrill Lynch & Co., Inc.	876,456
6,400	MoneyGram International, Inc.	217,280
18,310	Moody’s Corp.	997,163
8,600	Morgan Stanley Dean Witter & Co.	543,606
1,400	Nelnet, Inc., Class – A (a)	56,770
6,000	Nuveen Investments, Class – A	258,300
1,400	Principal Financial Group, Inc.	77,910
4,800	SEI Investments Co.	234,624
20,400	T. Rowe Price Group, Inc.	771,324
3,746	TCF Financial Corp.	99,082
23,600	TD Ameritrade Holding Corp.	349,516
2,700	The Chicago Mercantile Exchange	1,326,105
19,200	Wells Fargo & Co.	1,287,936

		18,904,634

	Food & Beverages — 1.81%
37,807	Anheuser-Busch Cos., Inc.	1,723,621
5,900	Aqua America, Inc.	134,461
4,828	Brown-Forman Corp., Class – B	346,119
10,700	Campbell Soup Co.	397,077
103,452	Coca-Cola Co.	4,450,505
2,700	Constellation Brands, Inc. (a)	67,500
3,000	General Mills, Inc.	154,980
14,900	H.J. Heinz Co.	614,178
11,770	Hershey Foods Corp.	648,174
14,200	Kellogg Co.	687,706
6,800	Kroger Co.	148,648
7,460	McCormick & Co., Inc.	250,283
5,339	Pepsi Bottling Group, Inc.	171,649
126,578	PepsiCo, Inc.	7,599,744
30,200	Sara Lee Corp.	483,804
58,962	Starbucks Corp. (a)	2,226,405
46,740	Sysco Corp.	1,428,374
2,500	Tim Hortons, Inc. (a)	64,375
10,876	Whole Foods Market, Inc.	703,025
18,125	William Wrigley Jr., Co.	822,150

		23,122,778

	Forest Products & Papers — 0.03%
7,170	Avery Dennison Corp.	416,290

Shares	Security Description	Value

	Health Care — 0.92%
21,300	Aetna, Inc.	$850,509
3,100	AmerisourceBergen Corp.	129,952
32,130	Cardinal Health, Inc.	2,066,924
30,825	Caremark Rx, Inc.	1,537,243
4,580	Community Health Systems, Inc. (a)	168,315
12,180	Coventry Health Care, Inc. (a)	669,169
7,792	DaVita, Inc. (a)	387,262
21,891	Emdeon Corp. (a)	271,667
9,272	Express Scripts, Inc. (a)	665,173
29,258	HCA, Inc.	1,262,483
4,650	Health Management Associates, Inc.	91,652
8,000	Health Net, Inc. (a)	361,360
9,400	Laboratory Corp. of America Holdings (a)	584,962
1,500	LifePoint Hospitals, Inc. (a)	48,195
7,160	Lincare Holdings, Inc. (a)	270,934
6,333	Manor Care, Inc.	297,144
16,010	McKesson Corp.	756,953
4,460	Omnicare, Inc.	211,493
11,936	Quest Diagnostics, Inc.	715,205
4,500	Sierra Health Services, Inc. (a)	202,635
24,200	Tenet Healthcare Corp. (a)	168,916
1,100	Triad Hospitals, Inc. (a)	43,538
800	Universal Health Services	40,208
500	Webmd Health Corp., Class – A	23,650

		11,825,542

	Health Care Providers & Services — 0.57%
900	Brookdale Senior Living, Inc.	40,266
12,400	Humana, Inc. (a)	665,880
3,700	Pediatrix Medical Group Inc. (a)	167,610
103,262	UnitedHealth Group, Inc.	4,624,073
2,500	Wellcare Group, Inc.	122,625
22,211	Wellpoint, Inc. (a)	1,616,294

		7,236,748

	Hotel/Gaming — 0.14%
3,300	Boyd Gaming Corp.	133,188
10,500	Las Vegas Sands Corp. (a)	817,530
13,729	Starwood Hotels & Resorts Worldwide, Inc.	828,408

		1,779,126

	Hotels/Motels — 0.17%
11,300	Cendant Corp.	184,077
2,300	Choice Hotels International, Inc.	139,380
29,100	Hilton Hotels Corp.	822,948
25,816	Marriott International, Inc., Class – A	984,106

		2,130,511

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Household Products — 0.01%
4,000	Pool Corp.	$174,520

	Industrial Services — 0.51%
57,812	3M Co.	4,669,476
5,600	Donaldson Co., Inc.	189,672
3,800	Eagle Materials, Inc.	180,500
9,674	Fastenal Co.	389,765
600	Flowserve Corp. (a)	34,140
11,760	Gentex Corp.	164,640
5,250	Graco, Inc.	241,395
9,308	ITT Industries, Inc.	460,746
2,900	MSC Industrial Direct Co., Inc., Class – A	137,953

		6,468,287

	Insurance — 0.34%
37,733	AFLAC, Inc.	1,748,924
21,837	American International Group, Inc.	1,289,475
2,169	Arthur J. Gallagher & Co.	54,962
8,908	Brown & Brown, Inc.	260,292
1,400	Hanover Insurance Group, Inc.	66,444
4,000	HCC Insurance Holdings, Inc.	117,760
130	Markel Corp. (a)	45,110
3,300	Philadelphia Consolidated Holding Corp. (a)	100,188
16,000	The Progressive Corp.	411,360
925	Transatlantic Holding, Inc.	51,708
6,587	W.R. Berkley Corp.	224,814

		4,371,037

	Machinery — 0.52%
51,400	Caterpillar, Inc.	3,828,272
4,300	IDEX Corp.	202,960
38,400	Illinois Tool Works, Inc.	1,824,000
9,650	Joy Global, Inc.	502,669
1,800	Terex Corp. (a)	177,660
2,700	Tractor Supply Co. (a)	149,229

		6,684,790

	Machinery & Equipment — 0.02%
4,000	Parker Hannifin Corp.	310,400

	Manufacturing — 0.18%
2,000	Carlisle Co.	158,600
2,900	Cummins Engine, Inc.	354,525
3,300	Harsco Corp.	257,268
8,000	JLG Industries, Inc.	180,000
3,200	Lincoln Electric Holding, Inc.	200,480
4,600	Manitowoc Co., Inc.	204,700
7,400	Paccar, Inc.	609,612
6,900	Roper Industries, Inc.	322,575

		2,287,760

Shares	Security Description	Value

	Media — 0.74%
8,200	Cablevision Systems, New York Group, Class – A	$175,890
75,600	Comcast Corp., Class – A (a)	2,475,145
60,870	DirecTV Group, Inc. (a)	1,004,355
4,216	Dow Jones & Co., Inc.	147,602
3,000	Dreamworks Animation SKG, Inc. (a)	68,700
15,520	EchoStar Communications Corp. (a)	478,171
2,300	Meredith Corp.	113,942
119,934	News Corp.	2,300,334
6,296	The E.W. Scripps Co.	271,609
21,900	Time Warner, Inc.	378,870
11,119	Univision Communications, Inc. (a)	372,487
48,836	Viacom, Inc., Class – B (a)	1,750,282

		9,537,387

	Medical Products — 1.41%
5,600	Advanced Medical Optics, Inc. (a)	283,920
700	Bausch & Lomb, Inc.	34,328
50,337	Baxter International, Inc.	1,850,388
18,688	Becton, Dickinson & Co.	1,142,397
13,227	Biogen Idec, Inc. (a)	612,807
18,568	Biomet, Inc.	580,993
93,275	Boston Scientific Corp. (a)	1,570,751
7,800	C.R. Bard, Inc.	571,428
1,631	Charles River Laboratories International, Inc. (a)	60,021
1,700	Cooper Cos., Inc.	75,293
3,600	Covance, Inc. (a)	220,392
9,300	Cytyc Corp. (a)	235,848
6,900	Dade Behring Holding, Inc.	287,316
6,245	Dentsply International, Inc.	378,447
4,500	Edwards Lifesciences Corp. (a)	204,435
6,900	Henry Schein, Inc. (a)	322,437
2,200	Hillenbrand Industry, Inc.	106,700
2,600	IDEXX Laboratories, Inc. (a)	195,338
2,800	Intuitive Surgical, Inc. (a)	330,316
3,800	Kinetic Concepts, Inc. (a)	167,770
92,556	Medtronic, Inc.	4,342,727
11,092	Patterson Cos., Inc. (a)	387,444
8,800	PDL Biopharma, Inc (a)	162,008
6,200	ResMed, Inc. (a)	291,090
5,500	Respironics, Inc. (a)	188,210
27,320	St. Jude Medical, Inc. (a)	885,714
22,660	Stryker Corp.	954,213
10,400	Varian Medical Systems, Inc. (a)	492,440
18,770	Zimmer Holdings, Inc. (a)	1,064,634

		17,999,805

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Metals — 0.17%
26,100	Alcoa, Inc.	$844,596
7,800	Allegheny Technologies, Inc.	540,072
3,400	Foundation Coal Holdings, Inc.	159,562
7,700	Freeport-McMoRan Copper & Gold, Inc., Class – B	426,657
500	Southern Copper Corp.	44,565
500	Timken Co.	16,755
5,600	Titanium Metals Corp. (a)	192,528

		2,224,735

	Mining — 0.19%
10,800	Arch Coal, Inc.	457,596
6,400	Massey Energy Co.	230,400
29,900	Newmont Mining Corp.	1,582,607
11,600	Owens-Illinois Inc. (a)	194,416

		2,465,019

	Natural Gas Utilities — 0.02%
8,500	Equitable Resources, Inc.	284,750

	Office Furnishings — 0.02%
4,000	HNI Corp.	181,400
5,200	Steelcase, Inc., Class – A	85,540

		266,940

	Oil & Gas — 1.71%
25,810	Baker Hughes, Inc.	2,112,549
24,300	BJ Services Co.	905,418
8,758	Cameron International Corp. (a)	418,370
4,100	Cheniere Energy, Inc. (a)	159,900
2,100	Cnx Gas Corp. (a)	63,000
1,700	Constellation Energy Group	92,684
9,200	Denbury Resources, Inc. (a)	291,364
4,500	Diamond Offshore Drilling, Inc.	377,685
1,600	DPL, Inc.	42,880
1,800	Dresser-Rand Group, Inc. (a)	42,264
46,700	El Paso Corp.	700,500
11,600	Ensco International, Inc.	533,832
8,300	EOG Resources, Inc.	575,522
42,700	Exelon Corp.	2,426,641
26,100	Exxon Mobil Corp.	1,601,235
5,500	FMC Technologies, Inc. (a)	371,030
6,700	Global Industries Ltd. (a)	111,890
10,355	Grant Prideco, Inc. (a)	463,386
39,600	Halliburton Co.	2,938,716
4,000	Helmerich & Payne, Inc.	241,040
1	Hugoton Royalty Trust	21
12,348	National-Oilwell, Inc. (a)	781,875
3,100	NRG Energy, Inc. (a)	149,358
13,196	Patterson-UTI Energy, Inc.	373,579
6,300	Plains Exploration & Products (a)	255,402

Shares	Security Description	Value

	Oil & Gas (continued)
9,914	Pride International, Inc. (a)	$309,614
5,100	Quicksilver Resources, Inc. (a)	187,731
10,050	Range Resources Corp.	273,260
7,746	Rowan Cos., Inc.	275,680
16,720	Smith International, Inc.	743,538
13,500	Southwestern Energy Co. (a)	420,660
4,300	St. Mary Land & Exploration Co.	173,075
5,000	Sunoco, Inc.	346,450
6,000	Superior Energy, Inc. (a)	203,400
5,400	Tetra Technologies, Inc. (a)	163,566
4,700	Todco, Class – A	191,995
3,400	Unit Corp. (a)	193,426
1,300	W&T Offshore, Inc.	50,557
5,000	Western Gas Resources, Inc.	299,250
34,200	Williams Cos., Inc.	798,912
27,546	XTO Energy, Inc.	1,219,461

		21,880,716

	Oil – Refineries — 0.02%
2,300	Frontier Oil Corp.	74,520
3,600	Holly Corp.	173,520

		248,040

	Oil/Gas Extraction — 0.01%
4,100	Oceaneering International, Inc. (a)	187,985

	Packaging — 0.06%
7,900	Ball Corp.	292,616
6,100	Packaging Corporation of America	134,322
10,700	Pactiv Corp. (a)	264,825
2,446	Sealed Air Corp.	127,388

		819,151

	Paper & Pulp — 0.00%
500	Rayonier, Inc.	18,955

	Pharmaceuticals — 0.43%
93,704	Abbott Laboratories	4,086,431
2,350	Abraxis Bioscience, Inc. (a)	56,024
11,800	Hospira, Inc. (a)	506,692
1,100	Kos Pharmaceuticals, Inc. (a)	41,382
14,021	Medco Health Solutions, Inc. (a)	803,123

		5,493,652

	Publishing & Printing — 0.13%
4,756	Harte-Hanks, Inc.	121,944
3,800	John Wiley & Sons, Inc.	126,160
27,026	McGraw-Hill Cos., Inc.	1,357,516
134	The Washington Post Co., Class – B	104,521

		1,710,141

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Railroads — 0.09%
5,600	Trinity Industries, Inc.	$226,240
9,300	Union Pacific Corp.	864,528

		1,090,768

	Real Estate — 0.11%
1,300	Beazer Homes USA, Inc.	59,631
14,600	CB Richard Ellis Group, Inc., Class – A (a)	363,540
3,500	Developers Diversified Realty Corp.	182,630
5,300	Forest City Enterprises, Inc., Class – A	264,523
1,100	IndyMac Bancorp, Inc.	50,435
2,700	Jones Lang Lasalle, Inc.	236,385
6,063	The St. Joe Co.	282,172

		1,439,316

	Real Estate Investment Trusts — 0.26%
800	Essex Property Trust, Inc.	89,328
2,300	Federal Realty Trust	161,000
6,830	General Growth Properties, Inc.	307,760
1,200	Global Signal, Inc.	55,584
2,400	Kilroy Realty Corp.	173,400
600	Pan Pacific Retail Properties, Inc.	41,622
2,800	Public Storage, Inc.	212,520
3,600	Shurgard Storage Centers, Inc.	225,000
9,300	Simon Property Group, Inc.	771,342
3,300	SL Green Realty Corp.	361,251
2,100	Taubman Centers, Inc.	85,890
5,400	The Macerich Co.	379,080
10,200	United Dominion Realty Trust, Inc.	285,702
4,700	Ventas, Inc.	159,236
1,500	Weingarten Realty Investors	57,420

		3,366,135

	Restaurants — 0.19%
7,000	Brinker International, Inc.	254,100
1,900	Burger King Holdings, Inc. (a)	29,925
11,864	Darden Restaurants, Inc.	467,442
2,700	Osi Restaurant Parnters, Inc.	93,420
2,300	Panera Bread Co., Class – A (a)	154,652
5,833	The Cheesecake Factory, Inc. (a)	157,199
3,618	Wendy’s International, Inc.	210,893
20,600	YUM! Brands, Inc.	1,035,562

		2,403,193

	Retail – Specialty — 2.19%
8,800	Advance Auto Parts, Inc.	254,320
5,100	AnnTaylor Stores Corp. (a)	221,238
4,140	AutoZone, Inc. (a)	365,148
34,000	Avon Products, Inc.	1,054,000
900	Barnes & Noble, Inc.	32,850

Shares	Security Description	Value

	Retail – Specialty (continued)
21,369	Bed Bath & Beyond, Inc. (a)	$708,810
30,283	Best Buy Co., Inc.	1,660,720
8,351	CarMax, Inc. (a)	296,126
14,168	Chico’s FAS, Inc. (a)	382,253
12,200	Circuit City Stores, Inc.	332,084
8,000	Claire’s Stores, Inc.	204,080
24,200	Costco Wholesale Corp.	1,382,546
56,000	CVS Corp.	1,719,200
2,600	Dick’s Sporting Goods, Inc. (a)	102,960
22,300	Dollar General Corp.	311,754
872	Dollar Tree Stores, Inc. (a)	23,108
6,305	Family Dollar Stores, Inc.	154,031
5,000	Gamestop Corp. (a)	210,000
20,337	Harley-Davidson, Inc.	1,116,298
149,900	Home Depot, Inc.	5,364,920
4,000	Kirby Corp. (a)	158,000
7,580	Leggett & Platt, Inc.	189,348
59,489	Lowe’s Cos., Inc.	3,609,198
9,964	Michaels Stores, Inc.	410,915
18,300	Nordstrom, Inc.	667,950
9,000	O’Reilly Automotive, Inc. (a)	280,710
21,700	Office Depot, Inc. (a)	824,600
11,090	PETsMART, Inc.	283,904
7,789	RadioShack Corp.	109,046
5,200	Sherwin-Williams Co.	246,896
55,000	Staples, Inc.	1,337,600
6,481	Tiffany & Co.	214,003
7,956	Urban Outfitters, Inc. (a)	139,150
77,522	Walgreen Co.	3,476,086
7,273	Williams-Sonoma, Inc.	247,646

		28,091,498

	Schools — 0.09%
10,531	Apollo Group, Inc., Class – A (a)	544,137
7,900	Career Education Corp. (a)	236,131
3,300	ITT Educational Services, Inc. (a)	217,173
2,800	Laureate Education, Inc. (a)	119,364

		1,116,805

	Security System/Services — 0.01%
2,000	The Brink’s Co.	112,820

	Semiconductors — 1.88%
36,627	Advanced Micro Devices, Inc. (a)	894,431
27,095	Altera Corp. (a)	475,517
27,327	Analog Devices, Inc.	878,290
120,212	Applied Materials, Inc.	1,957,051
34,461	Broadcom Corp., Class – A (a)	1,035,553
5,900	Cree, Inc. (a)	140,184
9,400	Cypress Semiconductor Corp. (a)	136,676
4,700	Fairchild Semiconductor International, Inc. (a)	85,399
445,485	Intel Corp.	8,441,941

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Semiconductors (continued)
2,971	International Rectifier Corp. (a)	$116,107
5,273	Intersil Corp., Class – A	122,597
11,900	KLA-Tencor Corp.	494,683
11,099	Lam Research Corp. (a)	517,435
22,964	Linear Technology Corp.	769,064
21,550	LSI Logic Corp. (a)	192,873
24,238	Maxim Integrated Products, Inc.	778,282
16,462	Microchip Technology, Inc.	552,300
25,300	Micron Technology, Inc. (a)	381,018
25,500	National Semiconductor Corp.	608,175
4,417	Novellus Systems, Inc. (a)	109,100
26,700	NVIDIA Corp. (a)	568,443
15,600	PMC-Sierra, Inc. (a)	146,640
12,200	QLogic Corp. (a)	210,328
6,000	Rambus, Inc. (a)	136,860
3,800	Silicon Laboratories, Inc. (a)	133,570
119,495	Texas Instruments, Inc.	3,619,504
25,995	Xilinx, Inc.	588,787

		24,090,808

	Steel — 0.02%
1,800	Carpenter Technology	207,900

	Telecommunications — 0.89%
10,100	Citizens Communications Co.	131,805
6,020	Discovery Holding Co., Class – A (a)	88,073
64,000	Level 3 Communications, Inc. (a)	284,160
14,419	Liberty Global, Inc. (a)	310,009
148,967	Motorola, Inc.	3,001,685
10,700	NII Holdings, Inc. (a)	603,266
128,420	Qualcomm, Inc.	5,145,788
111,900	Sirius Satellite Radio, Inc. (a)	531,525
52,138	Sprint Nextel Corp.	1,042,239
4,400	Telephone & Data Systems, Inc.	182,160
500	United States Cellular Corp. (a)	30,300

		11,351,010

	Textile Products — 0.00%
453	Mohawk Industries Co. (a)	31,869

Shares	Security Description	Value

	Tobacco — 0.02%
6,800	UST Cos., Inc.	$307,292

	Tools — 0.00%
600	SNAP-ON, Inc.	24,252

	Transportation — 0.22%
27,600	Burlington Northern Santa Fe Corp.	2,187,300
8,200	CSX Corp.	577,608

		2,764,908

	Transportation & Shipping — 0.87%
13,514	C.H. Robinson Worldwide, Inc.	720,296
4,300	Con-Way Inc.	249,099
6,600	Continental Airlines, Class B (a)	196,680
16,428	Expeditors International of Washington, Inc.	920,132
23,400	FedEx Corp.	2,734,524
8,900	J.B. Hunt Transport Services, Inc.	221,699
1	JetBlue Airways Corp. (a)	6
2,100	Kansas City Southern Industries, Inc. (a)	58,170
4,800	Landstar System, Inc.	226,704
17,600	Norfolk Southern Corp.	936,672
35,200	Southwest Airlines Co.	576,224
1,800	Swift Transportation Co., Inc. (a)	57,168
2,881	Tidewater, Inc.	141,745
49,441	United Parcel Service, Inc., Class B	4,070,478

		11,109,597

	Veterinary Diagnostics — 0.02%
6,300	VCA Antech, Inc. (a)	201,159

	Waste Disposal — 0.16%
1,061	Allied Waste Industries, Inc. (a)	12,053
8,600	Covanta Holding Corp. (a)	151,790
8,500	Republic Services, Inc. Class A	342,890
3,600	Stericycle, Inc. (a)	234,360
36,700	Waste Management, Inc.	1,316,796

		2,057,889

		499,976,098

	Total Common Stocks (cost $1,085,971,454)	1,251,477,595

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Principal Amount	Security Description	Value

	Commercial Paper — 0.75%
	Jennison Associates LLC — 0.75%
	Commercial Paper — 0.75%
$9,600,000	General Electric Capital Co., 5.15%, 7/3/06	$9,600,000

	Total Commercial Paper (cost $9,600,000)	9,600,000

	Time Deposit — 0.96%
	Sustainable Growth Advisers, L.P. — 0.83%
	Time Deposit — 0.83%
10,561,856	Eurodollar Time Deposit, 4.25%, 7/3/06	10,561,856

	Jennison Associates LLC — 0.13%
	Time Deposit — 0.13%
1,688,613	Eurodollar Time Deposit, 4.25%, 7/3/06	1,688,613

	Total Time Deposit (cost $12,250,469)	12,250,469

	U.S. Treasury Bills — 0.07%
	SSgA Funds Management, Inc. — 0.07%
	U.S. Treasury Bill — 0.07%
895,000	U.S. Treasury Bills, 4.76%*, 9/14/06 (c)	887,175

	Total U.S. Treasury Bills (cost $887,054)	887,175

Shares	Security Description	Value

	Short-Term Investments — 1.68%
	SSgA Funds Management, Inc. — 1.68%
	Money Market Mutual Fund — 1.68%
21,481,854	Alliance Money Market Fund Prime Portfolio, 3.69%	$21,481,854

	Total Short-Term Investments (cost $21,481,854)	21,481,854

	Securities Held as Collateral for Securities on Loan — 1.31%
16,767,998	State Street Navigator Securities Lending Prime Portfolio	16,767,998

	Total Securities Held as Collateral for Securities on Loan (cost $16,767,998)	16,767,998

	Total Investments — 102.50% (cost $1,146,958,829)	1,312,465,090
	Liabilities in excess of other assets — (2.50)%	(31,972,838)

	Net Assets — 100.00%	$1,280,492,252

(a)	Represents non-income producing security.

(b)	All or part of this security has been loaned as of June 30, 2006.

(c)	All or part of this security has been pledged as collateral for Futures contracts held by the Fund.

*	Rate disclosed represents yield effective at purchase.

ADR — American Depositary Receipt

Futures

SSGA Funds Management, Inc.

Number of Contracts	Futures Contracts Long	Market Value	Expiration Date	Unrealized Gain
84	S&P 500 E-mini Future	$5,373,480	September 2006	$132,296
16	Russell 1000 Growth®	4,090,000	September 2006	59,914
89	Nasdaq 100 E-mini Future	2,832,870	September 2006	30,715
12	Russell 1000® Future	4,182,900	September 2006	39,685

				$262,610

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Schedule of Portfolio Investments — June 30, 2006

Shares	Security Description	Value
	Common Stocks — 96.57%
	Franklin Portfolio Associates — 16.13%
	Aerospace/Defense — 0.17%
24,100	AAR Corp. (a)(b)	$535,743
4,100	Armor Holdings, Inc. (a)	224,803
10,900	Mtc Technologies, Inc. (b)	257,567

		1,018,113

	Airlines — 0.20%
39,600	ExpressJet Holdings, Inc. (a)(b)	273,636
54,400	Mesa Air Group, Inc. (a)(b)	535,840
16,200	Skywest, Inc. (b)	401,760

		1,211,236

	Auction House — 0.08%
17,700	Sotheby’s Holdings, Inc., Class – A (a)	464,625

	Banking & Finance — 1.97%
7,000	Advanta Corp. (b)	251,650
11,200	Asta Funding, Inc. (b)	419,440
5,800	BankUnited Financial Corp.	177,016
9,900	Central Pacific Financial Corp.	383,130
13,400	Citizens Banking Corp. (b)	327,094
8,800	City Holding Co.	318,032
11,200	Columbia Banking System	418,656
11,200	CompuCredit Corp. (a)(b)	430,528
21,800	Corus Bankshares, Inc. (b)	570,724
9,200	Financial Federal Corp. (b)	255,852
36,100	First Bancorp	335,730
9,900	First Community Bancorp	584,892
4,300	First Financial Holdings, Inc.	137,600
39,200	First Niagara Financial Group, Inc.	549,584
12,400	First Republic Bank	567,920
10,100	Firstfed Financial Corp. (a)(b)	582,467
27,700	Fremont General Corp. (b)	514,112
11,800	Investment Technology Group, Inc. (a)	600,148
24,800	Knight Capital Group, Inc. (a)	377,704
43,700	LaBranche & Co., Inc. (a)(b)	529,207
3,029	Mercantile Bank Corp.	120,716
13,200	Nara Bankcorp, Inc.	247,500
4,800	Piper Jaffray Cos., Inc. (a)	293,808
12,000	Portfolio Recovery Associates, Inc. (a)(b)	548,400
34,700	R&G Financial Corp., Class – B	298,073
50,370	Republic Bancorp, Inc. (b)	624,083
22,900	Sterling Bancshares, Inc.	429,375
8,000	TierOne Corp. (b)	270,160
27,800	Trustco Bank Corp. (b)	306,356
32,700	UCBH Holdings, Inc. (b)	540,858
5,700	Willow Grove Bancorp, Inc. (b)	90,687

		12,101,502

	Broadcasting & Cable TV — 0.05%
16,200	Lodgenet Entertainment Corp. (a)	302,130

Shares	Security Description	Value
	Building Products — 0.21%
17,700	LSI Industries, Inc.	$300,723
15,700	Simpson Manufacturing Co., Inc. (b)	565,985
7,100	Universal Forest Products, Inc.	445,383

		1,312,091

	Business Equipment — 0.25%
18,500	Ennis, Inc. (b)	364,080
46,300	Ikon Office Solutions, Inc.	583,380
7,900	Kimball International, Inc., Class – B	155,709
19,600	Paxar Corp. (a)	403,172

		1,506,341

	Business Services — 0.56%
19,300	Acxiom Corp.	482,500
9,500	American Greetings Corp., Class – A (b)	199,595
3,900	CRA International, Inc (a)	176,046
19,600	First Consulting Group, Inc. (a)	173,264
6,100	Heidrick & Struggles International, Inc. (a)	206,424
13,300	John H. Harland Co.	578,550
30,800	Korn/Ferry International (a)	603,372
7,500	LECG Corp. (a)	138,525
20,700	Resources Connections, Inc. (a)	517,914
17,500	Spherion Corp. (a)	159,600
4,000	Vertrue, Inc. (a)(b)	172,120

		3,407,910

	Chemicals — 0.26%
14,900	A. Schulman, Inc. (b)	341,061
8,600	H.B. Fuller Co.	374,702
8,900	Pioneer Cos., Inc. (a)	242,792
24,500	Sensient Technologies Corp.	512,295
5,200	Spartech Corp.	117,520

		1,588,370

	Commercial Services — 0.19%
16,000	Foundry Networks, Inc. (a)	170,560
33,000	Newport Corp. (a)	531,960
35,800	TeleTech Holdings, Inc. (a)	453,228

		1,155,748

	Communication Equipment — 0.08%
18,600	Arris Group, Inc (a)	244,032
9,700	CT Communications, Inc.	221,839

		465,871

	Computer Hardware — 0.12%
12,900	Intevac, Inc. (a)(b)	279,672
22,200	NETGEAR, Inc. (a)(b)	480,630

		760,302

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	Franklin Portfolio Associates (continued)
	Computer Equipment — 0.27%
7,700	Imation Corp.	$316,085
15,200	Komag, Inc. (a)(b)	701,936
14,300	Palm, Inc. (a)(b)	230,230
21,600	Trident Microsystems, Inc. (a)	409,968

		1,658,219

	Computer Software — 0.26%
20,600	Cognet Communications Group, Inc. (a)	193,022
30,700	Lawson Software, Inc. (a)(b)	205,690
13,200	Open Solutions, Inc. (a)	351,252
57,800	Realnetworks, Inc. (a)	618,460
30,300	Tibco Software, Inc. (a)	213,615

		1,582,039

	Computer Software & Services — 0.53%
19,400	Aspen Technology, Inc. (a)	254,528
13,200	Intergraph Corp. (a)	415,668
27,900	Interwoven Software, Inc. (a)	239,382
38,000	Perot Systems Corp., Class – A (a)	550,240
36,300	Quest Software, Inc. (a)	509,652
4,900	SPSS, Inc. (a)	157,486
28,100	Sykes Enterprises, Inc. (a)	454,096
15,900	United Online, Inc.	190,800
32,400	Vignette Corp. (a)	472,392

		3,244,244

	Construction — 0.04%
6,674	Brookfield Homes Corp. (b)	219,908

	Consumer Products & Services — 0.64%
14,800	Central Parking Corp. (b)	236,800
10,800	CSG Systems International, Inc. (a)	267,192
25,600	Furniture Brands International, Inc. (b)	533,504
11,100	Lennox International, Inc.	293,928
33,500	Mannatech, Inc. (b)	422,435
18,300	Rollins, Inc.	359,412
8,600	The Pantry, Inc. (a)(b)	494,844
51,900	UbiquiTel, Inc. (a)	536,646
9,900	Watsco, Inc. (b)	592,218
7,300	Yankee Candle Co.	182,573

		3,919,552

	Distribution/Wholesale — 0.16%
9,900	Arbitron, Inc. (b)	379,467
19,600	Performance Food Group Co. (a)(b)	595,448

		974,915

	E-Commerce — 0.04%
22,900	ValueVision Media, Inc., Class – A (a)	252,587

Shares	Security Description	Value

	Electric Utilities — 0.32%
9,200	CH Energy Group, Inc. (b)	$441,600
26,500	Cleco Corp. (b)	616,125
6,600	New Jersey Resources Corp.	308,748
17,600	Plexus Corp. (a)	602,096

		1,968,569

	Electrical & Electronics — 0.79%
7,300	American Science & Engineering, Inc. (a)(b)	422,816
17,200	Anaren Microwave, Inc. (a)	352,428
4,500	Anixter International, Inc.	213,570
28,300	Asyst Technologies, Inc. (a)	213,099
42,500	Broadwing Corp. (a)(b)	439,875
20,400	CommScope, Inc. (a)	640,968
7,500	Cubic Corp.	147,075
10,000	Encore Wire Corp. (a)(b)	359,400
19,500	Methode Electronics, Inc. (b)	204,945
8,800	MKS Instruments, Inc. (a)	177,056
23,800	Omnivision Technologies, Inc. (a)(b)	502,656
27,400	Oplink Communications, Inc. (a)	501,694
9,900	Sierra Pacific Resources (a)(b)	138,600
32,400	Vicor Corp. (b)	536,868

		4,851,050

	Electrical Equipment — 0.26%
36,500	Orbital Sciences Corp. (a)(b)	589,110
29,100	Power Integrations, Inc. (a)	508,668
12,300	Sonosite, Inc. (a)(b)	480,192

		1,577,970

	Energy — 0.15%
11,786	Cimarex Energy Co.	506,798
17,100	Headwaters, Inc. (a)(b)	437,076

		943,874

	Energy Equipment & Services — 0.18%
31,100	Grey Wolf, Inc. (a)(b)	239,470
67,300	Parker Drilling Co. (a)	483,214
7,200	W-H Energy Services, Inc. (a)	365,976

		1,088,660

	Food & Beverages — 0.09%
23,500	Chiquita Brands International, Inc. (b)	323,830
8,000	Tootsie Roll Industries, Inc.	233,040

		556,870

	Footwear — 0.11%
19,000	K-Swiss, Inc., Class – A (b)	507,300
5,550	Steven Madden Ltd.	164,391

		671,691

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	Franklin Portfolio Associates (continued)
	Gas Transmission & Distribution — 0.08%
4,700	Cascade Natural Gas Corp. (b)	$99,123
11,200	Oneok, Inc.	381,248

		480,371

	Health Care — 0.14%
31,700	Odyssey Healthcare, Inc. (a)(b)	556,969
10,200	Sunrise Senior Living, Inc. (a)	282,030

		838,999

	Homebuilders — 0.13%
15,700	Champion Enterprises, Inc. (a)(b)	173,328
19,600	Technical Olympic USA, Inc. (b)	281,456
18,000	WCI Communities, Inc. (a)(b)	362,520

		817,304

	Hotel/Gaming — 0.23%
13,200	Great Wolf Resorts, Inc. (a)(b)	158,532
15,400	Mtr Gaming Group, Inc. (a)(b)	144,452
20,700	Pinnacle Entertainment, Inc. (a)(b)	634,455
12,000	Vail Resorts, Inc. (a)(b)	445,200

		1,382,639

	Household Products — 0.03%
7,200	Stanley Furniture Company, Inc. (b)	172,584

	Insurance — 0.57%
14,300	American Physicians Capital, Inc. (a)	752,037
6,000	Argonaut Group, Inc. (a)	180,240
8,400	LandAmerica Financial Group, Inc.	542,640
21,400	Ohio Casualty Corp.	636,222
39,600	Phoenix Co., Inc.	557,568
5,200	Pico Holdings, Inc. (a)	167,700
9,900	Presidential Life Corp.	243,342
5,800	Stewart Information Services Corp. (b)	210,598
5,600	Zenith National Insurance Corp.	222,152

		3,512,499

	Internet Services — 0.11%
24,000	Cnet Networks, Inc. (a)	191,520
22,500	eCollege.com, Inc. (a)(b)	475,650

		667,170

	Lasers – Systems/Components — 0.10%
17,400	Coherent, Inc. (a)	586,902

	Machinery & Engineering — 0.27%
22,500	Applied Industrial Technologies, Inc.	546,975
11,400	Astec Industries, Inc. (a)(b)	388,968
4,700	Baldor Electric Co. (b)	147,063
19,000	JLG Industries, Inc.	427,500
5,200	Lindsay Manufacturing Co. (b)	141,024

		1,651,530

Shares	Security Description	Value

	Manufacturing — 0.38%
6,000	Actuant Corp., Class – A (b)	$299,700
10,900	American Woodmark	381,936
12,700	Ceradyne, Inc. (a)(b)	628,523
3,400	EnPro Industries, Inc. (a)	114,240
9,200	Federal Signal Corp.	139,288
3,100	Nordson Corp.	152,458
12,600	Thor Industries, Inc. (b)	610,470

		2,326,615

	Media — 0.11%
4,800	Media General, Inc., Class – A	201,072
55,900	Sinclair Broadcast Group, Inc.	478,504

		679,576

	Medical – Biomedical/Genetic — 0.19%
14,100	Integra LifeSciences Holdings (a)(b)	547,221
8,500	LifeCell Corp. (a)(b)	262,820
14,000	Myriad Genetics, Inc. (a)(b)	353,500

		1,163,541

	Medical Products — 0.36%
11,700	Biosite, Inc. (a)(b)	534,222
21,200	Greatbatch, Inc. (a)(b)	500,320
2,500	Intuitive Surgical, Inc. (a)	294,925
12,900	Kyphon, Inc. (a)	494,844
12,700	Owens & Minor, Inc.	363,220

		2,187,531

	Medical Supplies — 0.03%
6,300	Zoll Medical Corp. (a)	206,388

	Medical Systems — 0.26%
16,100	Aspect Medical Systems, Inc. (a)(b)	280,784
17,500	Molecular Devices Corp. (a)	534,800
35,700	The TriZetto Group, Inc. (a)(b)	528,003
35,700	TriPath Imaging, Inc. (a)(b)	236,334

		1,579,921

	Metal Processors & Fabrication — 0.14%
5,800	Mueller Industries, Inc.	191,574
16,050	Quanex Corp.	691,274

		882,848

	Metals — 0.04%
9,000	Commercial Metals Co.	231,300

	Oil & Gas — 0.49%
17,400	Frontier Oil Corp. (b)	563,760
13,800	Harvest Natural Resources, Inc. (a)(b)	186,852
19,600	Helix Energy Solutions Group, Inc. (a)(b)	791,056
7,600	Holly Corp. (b)	366,320
5,500	St. Mary Land & Exploration Co.	221,375
14,300	Swift Energy Co. (a)(b)	613,899
7,600	WD-40 Co.	255,132

		2,998,394

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	Franklin Portfolio Associates (continued)
	Oil-Field Services — 0.15%
8,000	GulfMark Offshore, Inc. (a)	$206,640
10,100	Oil States International, Inc. (a)	346,228
4,200	SEACOR Holdings, Inc. (a)	344,820

		897,688

	Pharmaceuticals — 0.86%
37,700	Albany Molecular Research, Inc. (a)(b)	402,636
32,100	Alkermes, Inc. (a)	607,332
18,100	Alpharma, Inc., Class – A	435,124
43,600	BioMarin Pharmaceutical, Inc. (a)	626,532
11,100	Connetics Corp. (a)	130,536
16,600	Cubist Pharmaceuticals, Inc. (a)	417,988
23,300	Geron Corp. (a)(b)	160,770
7,900	HI Tech Pharmacal Co. (a)	130,903
23,400	Medarex, Inc. (a)(b)	224,874
58,500	Pain Therapeutics, Inc. (a)(b)	488,475
15,800	Sciele Pharma, Inc. (a)(b)	366,402
19,900	Telik, Inc. (a)(b)	328,350
10,400	United Therapeutics Corp. (a)(b)	600,808
10,600	Usna Health Sciences, Inc. (a)(b)	401,740

		5,322,470

	Radio Broadcasting — 0.03%
21,100	Citadel Broadcasting Co. (b)	187,790

	Real Estate Investment Trust — 0.97%
36,200	Ashford Hospitality Trust	456,844
6,600	Cedar Shopping Centers, Inc.	97,152
3,400	Centracore Properties Trust	84,150
7,000	Entertainment Properties	301,350
19,300	Equity One, Inc.	403,370
28,600	Felcor Lodging Trust, Inc.	621,764
4,800	Getty Realty Corp. (b)	136,512
39,300	Highland Hospitality Corp.	553,344
40,800	Inland Real Estate Corp. (b)	607,104
27,200	Innkeepers USA Trust	470,016
18,300	Investors Real Estate Trust (b)	165,249
19,000	Kite Realty Group Trust	296,210
14,700	LaSalle Hotel Properties	680,610
20,400	National Retail Properties, Inc.	406,980
18,500	Omega Healthcare Investors, Inc.	244,570
14,800	Spirit Finance Corp. (b)	166,648
27,200	Winston Hotels, Inc.	333,200

		6,025,073

	Restaurants — 0.19%
15,400	CBRL Group, Inc. (b)	522,368
28,200	CKE Restaurants, Inc. (b)	468,402
16,000	Luby’s, Inc. (a)(b)	166,880

		1,157,650

Shares	Security Description	Value

	Retail — 0.70%
11,000	Asbury Automotive Group, Inc. (a)(b)	$230,340
7,100	BUILD-A-BEAR Workshop, Inc. (a)(b)	152,721
15,200	Cabela’s, Inc., Class – A (a)(b)	292,752
22,800	Casual Male Retail Group Inc. (a)(b)	229,140
14,800	Conn’s, Inc. (a)(b)	392,940
8,200	Great Atlantic & Pacific Tea Co., Inc. (b)	186,304
12,800	Pacific Sunwear of California, Inc. (a)(b)	229,504
23,300	Payless ShoeSource, Inc. (a)	633,061
13,050	Select Comfort Corp. (a)(b)	299,759
20,800	Sonic Automotive, Inc. (b)	461,344
20,300	Stein Mart, Inc.	300,440
13,500	Too, Inc. (a)	518,265
16,800	United Auto Group, Inc. (b)	358,680

		4,285,250

	Rubber & Plastics — 0.13%
15,000	Myers Industries, Inc.	257,850
62,300	Polyone Corp. (a)	546,994

		804,844

	Schools — 0.08%
34,600	Corinthian Colleges, Inc. (a)(b)	496,856

	Semiconductors — 0.45%
11,400	Cohu, Inc.	200,070
7,600	Cymer, Inc. (a)	353,096
22,600	Genesis Microchip, Inc. (a)(b)	261,256
20,600	Mattson Technology, Inc. (a)(b)	201,262
50,500	Micrel, Inc. (a)(b)	505,505
39,600	Semtech Corp. (a)	572,220
59,300	Silicon Image, Inc. (a)	639,254

		2,732,663

	State banks, federal reserve — 0.03%
10,900	Wilshire Bancorp, Inc. (b)	196,418

	Steel — 0.43%
7,800	Freightcar America, Inc. (b)	432,978
13,700	Maverick Tube Corp. (a)	865,703
11,000	NS Group, Inc. (a)	605,880
11,000	Steel Dynamics, Inc. (b)	723,140

		2,627,701

	Telecommunications Equipment — 0.09%
21,400	RCN Corp. (a)(b)	533,502

	Time Deposit — 0.06%
8,200	Community Bank System, Inc.	165,394
15,100	Ocwen Financial Corp. (a)(b)	191,921

		357,315

	Toys — 0.09%
26,100	JAKKS Pacific, Inc. (a)(b)	524,349

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	Franklin Portfolio Associates (continued)
	Transportation & Shipping — 0.23%
11,600	EGL, Inc. (a)	$582,320
13,500	Pacer International, Inc. (b)	439,830
7,700	SCS Transportation, Inc. (a)	211,981
4,800	Wabtec Corp.	179,520

		1,413,651

		98,733,719

	Frontier Capital Management Co. — 23.04%
	Aerospace/Defense — 0.34%
32,900	BFGoodrich Corp.	1,325,541
46,073	Orbital Sciences Corp. (a)(b)	743,618

		2,069,159

	Agriculture — 0.42%
87,900	Delta Pine & Land Co. (b)	2,584,260

	Auction House — 0.24%
56,500	Sotheby’s Holdings, Inc., Class – A (a)	1,483,125

	Auto Related — 0.40%
27,600	Autoliv, Inc.	1,561,332
21,800	Intermec, Inc. (a)(b)	500,092
8,500	Oshkosh Truck Corp.	403,920

		2,465,344

	Banking & Finance — 0.78%
53,300	E*Trade Group, Inc. (a)	1,216,306
47,300	MarketAxess Holdings, Inc. (a)(b)	520,773
15,800	Portfolio Recovery Associates, Inc. (a)(b)	722,060
14,100	Ritchie Bros. Auctioneers, Inc.	749,838
37,800	TNS, Inc. (a)	782,082
39,500	Waddell & Reed Financial, Inc.	812,120

		4,803,179

	Business Equipment — 0.37%
25,300	Diebold, Inc. (b)	1,027,686
17,100	Global Imaging Systems, Inc. (a)	705,888
23,700	Polycom, Inc. (a)	519,504

		2,253,078

	Business Services — 0.60%
58,500	Amdocs Ltd. (a)	2,141,100
33,200	AMN Healthcare Services, Inc. (a)	673,960
59,400	CV Therapeutics (a)(b)	829,818

		3,644,878

	Chemicals — 0.36%
14,500	Cabot Microelectronics Corp. (a)(b)	439,495
57,400	Chemtura Corp. (b)	536,116
10,000	FMC Corp.	643,900
38,100	Hercules, Inc. (a)(b)	581,406

		2,200,917

Shares	Security Description	Value

	Coal — 0.12%
21,100	Massey Energy Co. (b)	$759,600

	Communication Equipment — 0.53%
25,843	Avid Technology, Inc. (a)(b)	861,347
93,400	Harmonic, Inc. (a)(b)	418,432
7,600	Harris Corp.	315,476
40,900	Power-One, Inc. (a)(b)	269,940
280,800	Sonus Networks, Inc. (a)(b)	1,389,960

		3,255,155

	Computer Equipment — 0.49%
31,600	Electronics for Imaging, Inc. (a)	659,808
27,200	Komag, Inc. (a)(b)	1,256,096
30,268	Seagate Technology (a)(c)	0
55,300	Western Digital Corp. (a)	1,095,493

		3,011,397

	Computer Software & Services — 0.78%
79,000	BEA Systems, Inc. (a)	1,034,110
38,200	Insight Enterprises, Inc. (a)	727,710
31,900	Manhattan Associates, Inc. (a)	647,251
34,200	Mercury Computer Systems, Inc. (a)	526,338
27,600	Perot Systems Corp., Class – A (a)(b)	399,648
83,200	SeaChange International, Inc. (a)(b)	579,072
25,000	WebEx Communications, Inc. (a)	888,500

		4,802,629

	Construction — 0.95%
81,800	Chicago Bridge & Iron Co.	1,975,470
23,500	Fluor Corp.	2,183,855
21,100	Jacobs Engineering Group, Inc. (a)	1,680,404

		5,839,729

	Consumer Discretionary — 0.04%
10,500	Sabre Holdings Corp. (b)	231,000

	Consumer Products & Services — 0.29%
55,140	Digital Theater Systems, Inc. (a)(b)	1,074,127
63,200	ValueVision Media, Inc., Class – A (a)	697,096

		1,771,223

	Containers & Packaging — 0.53%
172,900	Crown Holdings, Inc. (a)	2,692,053
50,000	Smurfit-Stone Container Corp. (a)(b)	547,000

		3,239,053

	Electrical & Electronics — 3.63%
69,100	Actel Corp. (a)	991,585
13,060	Agere Systems, Inc. (a)(b)	191,982
34,800	Anaren Microwave, Inc. (a)	713,052
27,700	Cree, Inc. (a)(b)	658,152
39,200	Cypress Semiconductor Corp. (a)(b)	569,968
53,500	Dexcom, Inc. (a)(b)	726,530
43,100	Fairchild Semiconductor International, Inc. (a)	783,127

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	Frontier Capital Management Co. (continued)
	Electrical & Electronics (continued)
106,300	GrafTech International Ltd. (a)(b)	$616,540
9,200	Harman International Industries, Inc.	785,404
72,680	Integrated Device Technology, Inc. (a)	1,030,602
22,400	Intersil Holding Corp.	520,800
27,000	Itron, Inc. (a)(b)	1,600,020
23,200	LoJack Corp. (a)(b)	437,552
97,200	MEMC Electronic Materials, Inc. (a)	3,645,001
40,800	Microsemi Corp. (a)	994,704
56,600	National Semiconductor Corp.	1,349,910
118,200	PMC-Sierra, Inc. (a)(b)	1,111,080
21,100	Rogers Corp. (a)	1,188,774
19,800	Semtech Corp. (a)(b)	286,110
13,600	Silicon Laboratories, Inc. (a)(b)	478,040
16,200	SiRF Technology Holdings, Inc. (a)(b)	521,964
163,600	Skyworks Solutions, Inc. (a)(b)	901,436
15,800	Synopsys, Inc. (a)	296,566
20,085	Trimble Navigation Ltd. (a)	896,594
34,397	Zoran Corp. (a)	837,223

		22,132,716

	Energy Equipment & Services — 1.14%
28,700	Core Laboratories NV (a)	1,751,848
11,800	Energy Conversion Devices, Inc. (a)(b)	429,874
16,538	ENSCO International, Inc.	761,079
10,200	GlobalSantaFe Corp.	589,050
20,700	National-Oilwell, Inc. (a)	1,310,724
17,100	Noble Corp. (b)	1,272,582
11,000	Transocean Sedco Forex, Inc. (a)	883,520

		6,998,677

	Entertainment — 0.09%
21,100	Netflix, Inc. (a)(b)	574,131

	Forest Products & Papers — 0.06%
9,100	Albany International Corp., Class – A	385,749

	Health Care — 2.14%
14,500	Apria Healthcare Group, Inc. (a)	274,050
54,300	Cross Country Healthcare, Inc. (a)	987,717
16,100	DaVita, Inc. (a)	800,170
73,700	Eclipsys Corp. (a)(b)	1,338,392
19,700	Express Scripts, Inc., Class – A (a)	1,413,278
26,000	Magellan Health Services, Inc. (a)	1,178,060
31,500	Matria Healthcare, Inc. (a)(b)	674,730
38,100	Omnicare, Inc. (b)	1,806,702
27,600	Pall Corp.	772,800
34,200	PAREXEL International Corp. (a)	986,670
11,000	Pediatrix Medical Group, Inc. (a)	498,300
22,300	Radiation Therapy Services, Inc. (a)(b)	600,093

Shares	Security Description	Value

	Health Care (continued)
178,000	Regeneration Technologies, Inc. (a)(b)	$1,139,200
49,300	VistaCare, Inc., Class – A (a)(b)	596,530

		13,066,692

	Insurance — 0.10%
33,700	Montpelier Re Holdings Ltd. – ADR (b)	582,673

	Internet Services — 0.43%
25,000	CheckFree Corp. (a)	1,239,000
119,200	Harris Interactive, Inc. (a)(b)	679,440
39,700	SafeNet, Inc. (a)(b)	703,484

		2,621,924

	Lasers – Systems/Components — 0.10%
35,000	IntraLase Corp. (a)(b)	585,900

	Manufacturing — 0.13%
32,100	Navistar International Corp. (a)	789,981

	Media — 0.21%
60,100	Macrovision Corp. (a)(b)	1,293,352

	Medical – Biomedical/Genetic — 0.67%
29,732	Charles River Laboratories International, Inc. (a)	1,094,138
72,400	Genomic Health, Inc. (a)	852,148
8,900	Millipore Corp. (a)(b)	560,611
53,400	Momenta Pharmaceuticals, Inc. (a)(b)	678,714
44,300	Wright Medical Group, Inc. (a)(b)	927,199

		4,112,810

	Medical Products — 0.09%
87,900	Alphatec Holdings, Inc. (a)(b)	552,012

	Medical Systems — 0.59%
98,200	Cyberonics (a)(b)	2,093,624
50,800	Omnicell, Inc. (a)(b)	702,056
35,500	STERIS Corp.	811,530

		3,607,210

	Metals — 0.97%
43,600	Brush Engineered Materials, Inc. (a)(b)	909,060
93,300	Coeur d‘Alene Mines Corp. (a)(b)	448,773
21,100	Freeport-McMoRan Copper & Gold, Inc., Class – B	1,169,151
84,700	Hecla Mining Co. (a)(b)	444,675
42,100	Kaydon Corp. (b)	1,570,751
25,000	RTI International Metals, Inc. (a)(b)	1,396,000

		5,938,410

	Oil & Gas — 0.56%
32,600	Interoil Corp. (a)(b)	619,400
158,900	Talisman Energy, Inc.	2,777,572

		3,396,972

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	Frontier Capital Management Co. (continued)
	Paper & Related Products — 0.21%
30,500	Bowater, Inc. (b)	$693,875
24,960	Pactiv Corp. (a)	617,760

		1,311,635

	Pharmaceuticals — 0.51%
23,700	Connetics Corp. (a)	278,712
24,800	ICON PLC – ADR (a)	1,371,440
41,300	Pharmaceutical Product Development, Inc.	1,450,456

		3,100,608

	Pollution Control — 0.44%
145,200	Bennett Environmental, Inc. (a)(b)	415,272
23,400	Clean Harbors, Inc. (a)(b)	943,254
32,900	Republic Services, Inc.	1,327,186

		2,685,712

	Production Technology — 0.38%
23,500	Cognex Corp. (b)	611,705
35,800	Gerber Scientific, Inc. (a)	465,758
11,900	Lam Research Corp. (a)	554,778
67,200	Sanmina-SCI Corp. (a)	309,120
28,900	Teradyne, Inc. (a)(b)	402,577

		2,343,938

	Real Estate Investment Trust — 0.17%
31,000	Longview Fibre Co. (b)	591,790
15,800	Providence Service Corp. (a)(b)	430,234

		1,022,024

	Restaurants — 0.31%
11,400	Panera Bread Co., Class – A (a)(b)	766,536
15,500	The Cheesecake Factory, Inc. (a)(b)	417,725
46,000	Triarc Cos., Inc., Class – B	718,980

		1,903,241

	Retail — 0.49%
42,100	CarMax, Inc. (a)	1,492,866
57,900	Dollar Tree Stores, Inc. (a)	1,534,350

		3,027,216

	Semiconductors — 0.15%
284,400	Mindspeed Technologies (a)(b)	685,404
175,100	Vitesse Semiconductor (a)(b)	252,144

		937,548

	Steel — 0.19%
18,400	Maverick Tube Corp. (a)(b)	1,162,696

	Technology — 0.19%
32,100	ATMI, Inc. (a)(b)	790,302
15,800	Hutchinson Technology, Inc. (a)(b)	341,754

		1,132,056

Shares	Security Description	Value

	Telecommunications Equipment — 0.50%
25,100	Andrew Corp. (a)	$222,386
37,000	Arris Group, Inc. (a)	485,440
79,400	C-COR, Inc. (a)(b)	612,968
19,800	Nii Holdings Class – B (a)	1,116,324
43,400	Powerwave Technologies, Inc. (a)(b)	395,808
40,800	RF Micro Devices, Inc. (a)(b)	243,576

		3,076,502

	Transportation & Shipping — 1.07%
17,100	EGL, Inc. (a)(b)	858,420
34,200	Kansas City Southern (a)(b)	947,340
41,600	Kirby Corp. (a)	1,643,200
39,500	Landstar System, Inc.	1,865,585
38,200	Swift Transportation Co., Inc. (a)(b)	1,213,232

		6,527,777

	Utilities — 0.28%
53,900	Citizens Communications Co. (b)	703,395
17,100	Western Gas Resources, Inc. (b)	1,023,435

		1,726,830

		141,010,718

	Geewax, Terker & Co. — 19.49%
	Advertising — 0.08%
18,880	ADVO, Inc.	464,637

	Aerospace/Defense — 0.18%
9,500	HEICO Corp. (b)	269,325
26,100	Teledyne Technologies, Inc. (a)	855,036

		1,124,361

	Auto Related — 0.01%
1,000	Keystone Automotive Industries, Inc. (a)(b)	42,220

	Banking & Finance — 1.47%
3,200	Alabama National BanCorp.	218,080
25,000	Ares Capital Corp.	423,250
24,200	ASTA Funding, Inc. (b)	906,290
10,750	Capitol Bancorp Ltd. (b)	418,713
68,100	Cash America International, Inc.	2,179,199
900	City Bank (b)	41,994
8,350	Dime Community Bancshares, Inc.	113,310
1,500	First Defiance Financial Corp. (b)	39,525
6,300	First Marblehead Corp. (b)	358,722
1,200	First Regional Bancorp (a)	105,600
6,700	Glacier Bancorp, Inc.	196,109
5,900	Gladstone Capital Corp. (b)	126,201
1,000	Heritage Commerce Corp. (b)	24,790
1,600	Horizon Financial Corp.	43,888
1,200	IBERIABANK Corp.	69,048
29,230	IndyMac Bancorp, Inc. (a)	1,340,195
22,800	Investment Technology Group, Inc.	1,159,607
2,500	ITLA Capital Corp.	131,450
7,290	MAF Bancorp, Inc.	312,304

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	Geewax, Terker & Co. (continued)
	Banking & Finance (continued)
24,900	MCG Capital Corp. (b)	$395,910
17,200	R&G Financial Corp., Class – B	147,748
2,900	Sterling Financial Corp. (b)	63,510
200	Summit Financial Group, Inc. (b)	4,788
4,500	TierOne Corp. (b)	151,965

		8,972,196

	Biotech Research & Production — 0.07%
39,400	Trimeris, Inc. (a)(b)	452,706

	Building Materials — 0.17%
17,000	Watsco, Inc. (b)	1,016,940

	Building Products — 0.23%
26,600	NCI Building Systems, Inc. (a)(b)	1,414,322

	Business Equipment — 0.17%
40,500	Hypercom Corp. (a)(b)	378,675
34,840	Knoll, Inc.	639,662

		1,018,337

	Chemicals — 0.40%
25,100	Airgas, Inc. (b)	934,975
7,900	Arch Chemicals, Inc.	284,795
5,400	NewMarket Corp. (b)	264,924
1,000	Stepan Co. (b)	31,580
141,500	Terra Industries, Inc. (a)(b)	901,355

		2,417,629

	Coal — 0.33%
42,400	Foundation Coal Holdings, Inc.	1,989,832

	Commercial Services — 0.46%
51,600	Jackson Hewitt Tax Service, Inc.	1,617,660
8,800	Kelly Services, Class – A	239,096
29,910	TeleTech Holdings, Inc. (a)(b)	378,661
13,800	URS Corp. (a)	579,600

		2,815,017

	Communication Equipment — 0.12%
110,900	Cincinnati Bell, Inc. (a)	454,690
93,500	Finisar Corp. (a)(b)	305,745

		760,435

	Communications Technology — 0.28%
77,700	TALX Corp. (b)	1,699,299

	Computer Hardware — 0.24%
10,600	Mro Software, Inc. (a)	212,742
64,600	Trident Microsystems, Inc. (a)(b)	1,226,108

		1,438,850

	Computer Equipment — 0.33%
3,500	Integral Systems, Inc.	93,905
41,100	Komag, Inc. (a)(b)	1,897,998

		1,991,903

Shares	Security Description	Value

	Computer Software — 0.06%
13,300	Open Solutions, Inc. (a)	$353,913

	Computer Software & Services — 0.20%
32,900	Quest Software, Inc. (a)	461,916
39,400	SYNNEX Corp. (a)	747,024
3,400	Tyler Technologies, Inc. (a)(b)	38,080

		1,247,020

	Construction — 0.07%
12,200	Astec Industries, Inc. (a)(b)	416,264

	Consumer Products & Services — 0.37%
1,100	Farmer Brothers Co.	23,848
48,050	Jarden Corp. (a)(b)	1,463,123
12,900	National Beverage Corp. (b)	185,115
15,600	Silgan Holdings, Inc.	577,356

		2,249,442

	Correctional Services & Facilities — 0.03%
5,420	The Geo Group, Inc. (a)	189,971

	Distribution/Wholesale — 0.02%
8,400	Directed Electronics, Inc. (a)	110,208

	Diversified Financial Services — 0.38%
26,600	Jones Lang LaSalle, Inc. (b)	2,328,830

	Electric Utilities — 0.11%
5,100	ALLETE, Inc. (b)	241,485
102,200	Aquila, Inc. (a)	430,262

		671,747

	Electrical & Electronics — 0.85%
1,200	Aeroflex, Inc. (a)	14,004
37,500	Anixter International, Inc.	1,779,750
13,000	Coherent, Inc. (a)	438,490
25,750	DRS Technologies, Inc.	1,255,313
800	Herley Industries, Inc. (a)(b)	8,968
64,000	Integrated Device Technology, Inc. (a)	907,520
60,400	RF Micro Devices, Inc. (a)(b)	360,588
30,110	TTM Technologies, Inc. (a)	435,692

		5,200,325

	Electronic Components & Instruments — 0.82%
77,900	Benchmark Electronics, Inc. (a)	1,878,948
23,990	Flir Systems, Inc. (a)	529,219
603	Genlyte Group, Inc. (a)	43,675
65,100	LTX Corp. (a)(b)	456,351
21,600	Mks Instruments, Inc. (a)	434,592
9,900	Regal-Beloit Corp. (b)	437,085
26,600	Smith (A.O.) Corp. (b)	1,233,176

		5,013,046

	Energy Equipment & Services — 0.21%
37,640	Basic Energy Services, Inc.	1,150,655
900	Powell Industries, Inc. (a)	21,537
3,900	Superior Well Services, Inc. (a)	97,110

		1,269,302

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	Geewax, Terker & Co. (continued)
	Engineering Services — 0.04%
4,800	EMCOR Group, Inc. (a)(b)	$233,616

	Financial Data Processing Services — 0.03%
4,000	John H. Harland Co.	174,000

	Food Processing — 0.07%
10,500	Ralcorp Holdings, Inc. (a)	446,565

	Gas Transmission & Distribution — 0.07%
10,600	Nicor, Inc. (b)	439,900

	Health Care — 0.30%
10,100	Coventry Health Care, Inc. (a)	554,893
4,830	Molina Heathcare, Inc. (a)(b)	183,782
17,470	Option Care, Inc.	209,291
9,500	Pediatrix Medical Group, Inc. (a)	430,350
800	Res-Care, Inc. (a)	16,000
15,160	Sunrise Senior Living, Inc. (a)(b)	419,174

		1,813,490

	Hotel/Gaming — 0.05%
12,760	Isle of Capris Casinos, Inc. (a)(b)	327,294

	Household Products — 0.02%
5,900	Lifetime Brands, Inc. (b)	127,853

	Insurance — 0.98%
27,700	AmerUs Group Co.	1,621,835
30,800	CNA Surety Corp. (a)(b)	532,224
47,700	Delphi Financial Group, Inc., Class – A	1,734,372
3,100	Harleysville Group, Inc. (b)	98,332
3,800	Midland Co.	144,324
8,085	Selective Insurance Group, Inc.	451,709
40,700	Tower Group, Inc.	1,231,175
3,800	Triad Guaranty, Inc. (a)(b)	185,744

		5,999,715

	Internet Services — 0.10%
1,550	Redback Networks, Inc. (a)(b)	28,427
28,200	The Knot, Inc. (a)(b)	590,226

		618,653

	Machinery & Engineering — 0.52%
10,900	Albany International Corp., Class – A	462,051
47,400	Applied Industrial Technologies, Inc. (a)	1,152,294
5,200	Bucyrus International, Inc. (b)	262,600
21,350	Joy Global, Inc.	1,112,122
6,600	Robbins & Myers, Inc. (b)	172,524

		3,161,591

	Manufacturing — 2.39%
41,200	Actuant Corp., Class – A (b)	2,057,940
16,040	Acuity Brands, Inc.	624,116
55,640	Barnes Group, Inc.	1,110,018
5,500	Brady Corp., Class – A (b)	202,620

Shares	Security Description	Value

	Manufacturing (continued)
29,100	Ceradyne, Inc. (a)(b)	$1,440,159
15,900	Crane Co.	661,440
13,100	EnPro Industries, Inc.	440,160
96,700	Gardner Denver, Inc. (a)	3,722,949
21,050	JLG Industries, Inc.	473,625
3,000	Kadant, Inc. (a)(b)	69,000
17,300	Lincoln Electric Holding, Inc. (b)	1,083,845
1,400	Manitowoc Co., Inc.	62,300
4,290	Masco Tech, Inc. (a)(c)	0
28,700	Mueller Industries, Inc.	947,961
4,700	Reddy Ice Holdings, Inc. (b)	95,645
40,410	Trinity Industries, Inc. (b)	1,632,564

		14,624,342

	Medical Supplies — 0.08%
11,650	Cooper Cos., Inc.	515,979

	Metals — 0.08%
5,800	Century Aluminum Co. (a)	207,002
46,200	Coeur d’Alene Mines Corp. (a)(b)	222,222
5,800	Hecla Mining Co. (a)(b)	30,450

		459,674

	Metal Fabricating — 0.27%
18,600	Encore Wire Corp. (a)(b)	668,484
15,000	Kaydon Corp. (b)	559,650
13,710	Superior Essex, Inc. (a)	410,340

		1,638,474

	Miscellaneous Equipment Rental & Leasing — 0.06%
11,500	H&E Equipment Services, Inc. (a)(b)	338,675

	Oil: Crude Producers — 0.11%
30,780	Bronco Drilling Co., Inc. (a)	642,994

	Oil & Gas — 1.08%
49,800	Helix Energy Solutions Group, Inc. (a)(b)	2,009,927
14,000	Helmerich & Payne, Inc.	843,640
9,600	Seacor Holdings Inc. (a)	788,160
34,104	Southern Union Co. (b)	922,854
8,400	Tesoro Corp.	624,624
22,830	Universal Compression Holdings, Inc. (a)(b)	1,437,605

		6,626,810

	Oil-Field Services — 0.07%
6,000	FMC Technologies, Inc. (b)	404,760

	Pharmaceuticals — 0.05%
8,300	Alpharma, Inc., Class – A (b)	199,532
16,250	Dusa Pharmaceuticals, Inc. (a)(b)	91,813

		291,345

	Plastics — 0.08%
20,700	Spartech Corp.	467,820

	Pollution Control — 0.02%
5,900	Waste Industries USA, Inc. (b)	133,812

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	Geewax, Terker & Co. (continued)
	Production Technology — 0.22%
25,900	Esterline Technologies Corp. (a)	$1,077,181
19,900	Rudolph Technologies, Inc. (a)(b)	288,550

		1,365,731

	Real Estate — 0.006%
700	United Capital Corp. (a)(b)	18,550

	Real Estate Investment Trust — 0.46%
61,100	Anthracite Capital, Inc. (b)	742,976
23,900	Capital Trust, Inc., Class – A (b)	851,318
9,910	Gramercy Capital Corp. (b)	256,669
9,400	Inland Real Estate Corp. (b)	139,872
32,750	Newcastle Investment Corp.	829,230

		2,820,065

	Rental & Leasing — 0.76%
5,900	Amerco, Inc. (a)	593,894
2,900	Electro Rent Corp. (a)	46,458
15,400	GATX Corp. (b)	654,500
25,900	United Rentals, Inc. (a)(b)	828,282
36,400	WESCO International, Inc. (a)(b)	2,511,600

		4,634,734

	Restaurants — 0.29%
33,690	Jack in the Box, Inc. (a)	1,320,648
8,500	Landry’s Restaurants, Inc. (b)	275,825
16,800	Ryan’s Restaurant Group, Inc. (a)	200,088

		1,796,561

	Retail — 0.48%
9,350	America’s Car-Mart, Inc. (a)(b)	189,899
28,500	Brown Shoe Co., Inc. (b)	971,280
2,500	Golf Galaxy, Inc. (a)(b)	33,625
3,000	Ingles Markets, Inc., Class – A	51,000
600	Lithia Motors, Inc. (b)	18,192
10,600	Longs Drug Stores Corp. (b)	483,572
15,900	Spartan Stores, Inc.	232,617
11,500	Stamps.com, Inc. (a)(b)	319,930
20,050	Volcom, Inc. (a)	641,400

		2,941,515

	Rubber & Plastics — 0.20%
21,600	Rogers Corp. (a)	1,216,944

	Semiconductors — 1.10%
168,750	Amkor Technology, Inc. (a)	1,596,376
28,760	Diodes, Inc. (a)(b)	1,191,814
36,530	Fairchild Semiconductor Corp. (a)(b)	663,750
19,200	Fei Co. (b)	435,456
20,490	Ikanos Communications (a)	311,243
5,500	Leadis Technology, Inc. (a)(b)	30,360
178,300	Skyworks Solutions, Inc. (a)(b)	982,433
62,000	Zoran Corp. (a)	1,509,080

		6,720,512

Shares	Security Description	Value

	State banks, federal reserve — 0.01%
2,200	Mercantile Bank Corp.	$87,670

	Steel — 0.70%
28,600	Freightcar America, Inc. (b)	1,587,586
42,300	Maverick Tube Corp. (a)(b)	2,672,937

		4,260,523

	Telecommunications Equipment — 0.23%
16,900	Commonwealth Telephone Enterprises, Inc.	560,404
16,800	NeuStar, Inc., Class – A (a)(b)	567,000
23,100	Sirenza Microdevices, Inc. (a)(b)	280,434

		1,407,838

	Textiles & Apparel — 0.00%
5,700	Dhb Industries, Inc. (a)(b)	8,949

	Toys — 0.03%
8,400	JAKKS Pacific, Inc. (a)(b)	168,756

	Transportation & Shipping — 0.93%
58,150	Genesee & Wyoming, Inc., Class – A (a)(b)	2,062,581
8,800	Greenbrier Cos., Inc. (b)	288,112
7,780	GulfMark Offshore, Inc. (a)	200,957
45,900	Kirby Corp. (a)	1,813,050
7,850	Marten Transport Ltd. (a)	170,659
10,760	P.A.M. Transportation Services, Inc. (a)	310,856
48,860	RailAmerica, Inc. (a)(b)	511,076
8,500	Wabtec Corp.	317,900

		5,675,191

	Utilities — 0.00%
1,300	Connecticut Water Service, Inc. (b)	30,446

		119,310,099

	IronBridge Capital Management, LLC — 21.64%
	Advertising — 0.27%
38,406	Aquantive, Inc. (a)(b)	972,824
23,643	Inventiv Health, Inc. (a)	680,446

		1,653,270

	Aerospace/Defense — 0.35%
38,610	Moog, Inc., Class – A (a)	1,321,234
49,241	Orbital Sciences Corp. (a)	794,750

		2,115,984

	Banking & Finance — 2.34%
40,785	Cathay General Bancorp, Inc. (b)	1,483,758
32,368	Commercial Capital Bancorp, Inc.	509,796
47,562	Community Bank System, Inc. (b)	959,326
26,471	CompuCredit Corp. (a)(b)	1,017,545
31,923	Edwards (A.G), Inc.	1,765,980
49,095	First Midwest Bancorp, Inc.	1,820,443
35,440	GATX Corp. (b)	1,506,200
49,596	Jefferies Group, Inc. (b)	1,469,529

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	IronBridge Capital Management, LLC (continued)
	Banking & Finance (continued)
26,067	Pacific Capital Bancorp (b)	$811,205
30,605	Texas Regional Bancshares (b)	1,160,542
51,748	United Bankshares, Inc.	1,895,528

		14,399,852

	Building Products — 0.47%
13,300	Amcol International Corp. (b)	350,455
54,986	Apogee Enterprises, Inc.	808,294
27,240	Universal Forest Products, Inc.	1,708,765

		2,867,514

	Business Services — 0.70%
24,433	CRA International, Inc. (a)(b)	1,102,906
59,784	eFunds Corp. (a)	1,318,236
32,550	Polycom, Inc. (a)	713,496
96,324	Source Interlink Cos., Inc. (a)(b)	1,146,256

		4,280,894

	Chemicals — 1.36%
37,863	Agrium, Inc.	879,179
24,547	Albemarle Corp.	1,175,310
27,535	FCM Corp.	1,772,979
47,892	Lubrizol Corp. (b)	1,908,497
55,835	Methanex Corp.	1,182,585
56,996	Symyx Technologies, Inc. (a)	1,376,453

		8,295,003

	Commercial Services — 0.18%
63,418	Quanta Services, Inc. (a)(b)	1,099,034

	Communication Equipment — 0.11%
25,538	ViaSat, Inc. (a)	655,816

	Computer Hardware — 0.17%
47,656	Intevac, Inc. (a)	1,033,182

	Computer Software — 0.11%
32,510	Manhattan Associates, Inc. (a)	659,628

	Computer Software & Services — 0.76%
38,423	MapInfo Corp. (a)	501,420
38,796	Mercury Computer Systems, Inc. (a)(b)	597,070
16,772	Micros Systems, Inc. (a)	732,601
73,481	Parametric Technology Corp. (a)	933,944
23,236	Progress Software Corp. (a)	543,955
30,425	THQ, Inc. (a)(b)	657,180
32,836	Witness Systems, Inc. (a)(b)	662,302

		4,628,472

	Consumer Products & Services — 0.19%
39,450	Peets Coffee and Tea, Inc. (a)(b)	1,190,996

	Electric Utilities — 0.46%
63,904	Avista Corp.	1,458,929
39,098	Black Hills Corp. (b)	1,342,234

		2,801,163

Shares	Security Description	Value

	Electrical & Electronics — 1.35%
137,435	Aeroflex, Inc. (a)(b)	$1,603,866
20,512	Analogic Corp. (b)	956,064
118,775	Kemet Corp. (a)(b)	1,095,106
30,303	Synaptics, Inc. (a)(b)	648,484
26,439	Thomas & Betts Corp. (a)	1,356,321
38,245	Trimble Navigation Ltd. (a)	1,707,257
30,905	Woodward Governor Co.	942,912

		8,310,010

	Electronic Components & Instruments — 0.10%
27,760	Flir Systems, Inc. (a)(b)	612,386

	Energy — 0.07%
15,720	Intermagnetice General Corp. (a)(b)	424,126

	Footwear — 0.29%
74,967	Wolverine World Wide, Inc.	1,748,980

	Golf — 0.21%
97,990	Callaway Golf Co.	1,272,890

	Insurance — 0.79%
16,707	AmerUs Group Co.	978,195
12,262	FBL Financial Group, Inc.	397,289
24,822	Selective Insurance Group, Inc. (b)	1,386,805
26,164	Stewart Information Services Corp. (b)	950,015
29,777	The Midland Co.	1,130,930

		4,843,234

	Internet Services — 0.18%
52,536	Openwave Systems, Inc. (a)(b)	606,265
57,900	Secure Computing Corp. (a)(b)	497,940

		1,104,205

	Lasers – Systems/Components — 0.25%
26,294	Rofin-Sinar Technologies, Inc. (a)	1,511,116

	Machinery & Engineering — 1.05%
23,751	Astec Industries, Inc. (a)	810,384
35,800	IDEX Corp.	1,689,760
90,558	JLG Industries, Inc.	2,037,555
30,072	Lincoln Electric Holding, Inc. (b)	1,884,011

		6,421,710

	Manufacturing — 0.61%
39,448	Kaydon Corp.	1,471,804
56,887	Progressive Gaming International (a)(b)	443,719
34,327	Raven Industries, Inc. (b)	1,081,301
28,930	Yankee Candle Co.	723,539

		3,720,363

	Media — 0.15%
21,588	Media General, Inc., Class – A (b)	904,321

	Medical – Biomedical/Genetic — 0.80%
25,288	Affymetrix, Inc. (a)(b)	647,373
18,224	Digene Corp. (a)	705,998

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	IronBridge Capital Management, LLC (continued)
	Medical – Biomedical/Genetic– (continued)
60,655	Exelixis, Inc. (a)	$609,583
87,400	Maxygen, Inc. (a)(b)	653,752
14,730	Millipore Corp. (a)	927,843
32,337	Varian, Inc. (a)	1,342,308

		4,886,857

	Medical Products — 0.98%
28,885	ABIOMED, Inc. (a)(b)	374,638
102,025	Cepheid, Inc. (a)(b)	990,663
29,468	Cns, Inc.	721,966
3,290	Intuitive Surgical, Inc. (a)(b)	388,121
54,662	Owens & Minor, Inc.	1,563,334
37,825	Respironics, Inc. (a)	1,294,372
12,721	Techne Corp. (a)	647,753

		5,980,847

	Medical Systems — 0.54%
49,962	American Medical Systems Holdings, Inc. (a)(b)	831,867
33,694	Cerner Corp. (a)(b)	1,250,385
16,406	SonoSite, Inc. (a)(b)	640,490
86,352	TriPath Imaging, Inc. (a)(b)	571,650

		3,294,392

	Metals — 0.36%
59,700	Commercial Metals Co.	1,534,290
12,070	RTI International Metals, Inc. (a)	673,989

		2,208,279

	Oil & Gas — 1.34%
28,897	AGL Resources, Inc. (b)	1,101,554
33,760	Cabot Oil & Gas Corp., Class – A	1,654,240
56,337	Energen Corp.	2,163,903
34,299	Southwestern Energy Co. (a)	1,068,757
5,330	Swift Energy Co. (a)	228,817
22,191	Unit Corp. (a)	1,262,446
22,398	WD-40 Co.	751,901

		8,231,618

	Oil-Field Services — 0.55%
11,000	FMC Technologies, Inc. (a)	742,060
37,440	Oceaneering International, Inc. (a)	1,716,624
26,737	Oil States International, Inc. (a)	916,544

		3,375,228

	Optical Supplies — 0.29%
105,234	Oakley, Inc. (b)	1,773,193

	Paper & Related Products — 0.15%
47,095	Longview Fibre Co.	899,044

Shares	Security Description	Value

	Pharmaceuticals — 0.21%
36,010	Allscripts Healthcare Solution, Inc. (a)(b)	$631,976
56,357	Connetics Corp. (a)(b)	662,758

		1,294,734

	Real Estate Investment Trust — 0.74%
77,874	Annaly Mortgage Management (b)	997,566
40,166	Corporate Office Properties (b)	1,690,185
33,078	Mid-America Apartment Communities, Inc.	1,844,099

		4,531,850

	Restaurants — 0.22%
48,411	California Pizza Kitchen, Inc. (a)	1,330,334

	Retail — 1.03%
42,678	BJ’s Wholesale Club, Inc. (a)	1,209,921
51,126	Charming Shoppes, Inc. (a)(b)	574,656
33,176	Oxford Industries, Inc. (b)	1,307,466
36,840	Stage Stores, Inc. (b)	1,215,720
45,834	The Men’s Wearhouse, Inc.	1,388,770
16,286	Too, Inc. (a)	625,220

		6,321,753

	Schools — 0.21%
13,430	Strayer Education, Inc. (b)	1,304,322

	Semiconductors — 0.54%
43,057	Cohu, Inc. (b)	755,650
68,205	Cypress Semiconductor Corp. (a)	991,701
48,418	Varian Semiconductor Equipment, Inc. (a)	1,578,911

		3,326,262

	Storage/Warehousing — 0.17%
35,120	Mobile Mini, Inc. (a)(b)	1,027,611

	Superconductor Products and Systems — 0.08%
58,600	American Superconductor Corp. (a)(b)	517,438

	Telecommunications Equipment — 0.09%
45,263	Tekelec (a)(b)	558,998

	Toys — 0.20%
120,265	Leapfrog Enterprises, Inc. (a)(b)	1,214,677

	Transportation & Shipping — 0.62%
24,936	Alexander & Baldwin, Inc. (b)	1,103,917
81,800	Knight Transportation, Inc. (b)	1,652,359
47,824	OMI Corp. (b)	1,035,390

		3,791,666

		132,423,252

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	Sterling Johnston Capital Management, Inc. — 16.27%
	Advertising — 0.14%
30,650	Inventiv Health, Inc. (a)	$882,107

	Aerospace/Defense — 0.71%
68,750	AAR Corp. (a)	1,528,313
57,550	BE Aerospace, Inc. (a)	1,315,593
191,600	Taser International, Inc. (a)(b)	1,515,556

		4,359,462

	Auto Related — 0.08%
16,300	Lithia Motors, Inc. (b)	494,216

	Banking & Finance — 0.17%
28,450	Advanta Corp., Class – B (b)	1,022,778

	Business Services — 0.84%
53,400	CDI Corp. (b)	1,548,599
77,100	Clayton Holding, Inc. (a)	1,006,155
38,900	Euronet Worldwide, Inc. (a)(b)	1,492,593
117,750	Hypercom Corp. (a)	1,100,963

		5,148,310

	Commercial Services — 0.08%
13,550	Bankrate, Inc. (a)(b)	511,648

	Communication Equipment — 0.30%
1,617	Ectel Ltd. (a)	7,115
35,500	General Cable Corp. (a)	1,242,500
19,450	j2 Global Communications, Inc. (a)(b)	607,229

		1,856,844

	Computer Software — 0.37%
81,450	Concur Technologies, Inc. (a)(b)	1,260,032
119,050	Opsware, Inc. (a)(b)	980,972

		2,241,004

	Computer Software & Services — 0.62%
37,050	Ansoft Corp. (a)	758,784
75,200	Aspen Technology, Inc. (a)(b)	986,623
28,800	Blackboard, Inc. (a)(b)	834,048
39,450	Covansys Corp. (a)	495,887
34,250	Witness Systems, Inc. (a)	690,823

		3,766,165

	Construction — 0.38%
30,750	Granite Construction, Inc.	1,392,052
41,450	Insituform Technologies, Inc. (a)(b)	948,791

		2,340,843

	Consumer Products & Services — 0.64%
53,850	H&E Equipment Services, Inc. (a)(b)	1,585,882
21,450	Monro Muffler Brake, Inc.	698,412
20,950	Oxford Industries, Inc. (b)	825,640
34,600	Skechers U.S.A., Inc. (a)	834,206

		3,944,140

Shares	Security Description	Value
	Distribution/Wholesale — 0.19%
53,399	Beacon Roofing Supply, Inc. (a)(b)	$1,175,312

	E-Commerce — 0.13%
37,350	eCollege.com (a)(b)	789,579

	Electrical & Electronics — 0.52%
46,050	Belden CDT, Inc. (b)	1,521,953
16,300	Itron, Inc. (a)	965,938
18,500	SonoSite, Inc. (a)(b)	722,240

		3,210,131

	Electrical Equipment — 0.17%
34,800	Superior Essex, Inc. (a)	1,041,564

	Energy — 0.52%
24,450	Energy Conversion Devices, Inc. (a)(b)	890,714
409,000	Ivanhoe Energy, Inc. (a)(b)	1,002,050
47,550	Toreador Resources Corp. (a)(b)	1,337,581

		3,230,345

	Forest Products & Papers — 0.21%
30,550	Albany International Corp., Class – A	1,295,015

	Health Care — 0.73%
25,600	Amedisys, Inc. (a)(b)	970,239
51,900	Eclipsys Corp. (a)	942,504
18,550	LCA-Vision, Inc. (b)	981,480
21,650	Molina Heathcare, Inc. (a)(b)	823,783
15,150	Wellcare Health Plans, Inc. (a)(b)	743,108

		4,461,114

	Hotel/Gaming — 0.09%
28,350	Trump Entertainment Resorts, Inc. (a)	571,253

	Internet Services — 0.38%
57,850	RADVision Ltd. (a)	922,129
69,100	SonicWALL, Inc. (a)	621,209
21,750	Webex Communications, Inc. (a)(b)	772,995

		2,316,333

	Machinery & Engineering — 1.04%
27,700	Franklin Electric Co., Inc. (b)	1,430,428
9,750	Middleby Corp. (a)(b)	843,960
10,650	Nacco Industries, Inc.	1,463,416
29,200	Regal-Beloit Corp.	1,289,180
60,300	Tesco Corp. (a)	1,249,416
1	TurboChef Technologies, Inc. (a)(b)	11

		6,276,411

	Manufacturing — 0.50%
34,600	American Railcar Industries, Inc.	1,145,606
21,550	ESCO Technologies, Inc. (a)	1,151,847
24,250	Volcom, Inc. (a)	775,758

		3,073,211

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common Stocks (continued)
	Sterling Johnston Capital Management, Inc. (continued)
	Medical – Biomedical/Genetic — 0.38%
28,200	Digene Corp. (a)	$1,092,468
20,500	Illumina, Inc. (a)(b)	608,030
19,300	LifeCell Corp. (a)(b)	596,756

		2,297,254

	Medical Products — 0.50%
38,300	China Medical Technologies, Inc. (a)(b)	766,000
20,600	Conor Medsystems, Inc. (a)(b)	568,354
40,700	Viasys Healthcare, Inc. (a)(b)	1,041,920
19,550	West Pharmaceutical Services, Inc. (b)	709,274

		3,085,548

	Medical Supplies — 0.36%
92,900	Align Technology, Inc. (a)(b)	686,531
25,600	American Commercial Lines (a)(b)	1,542,400

		2,228,931

	Medical Systems — 0.19%
21,800	Cyberonics (a)(b)	464,776
28,150	Per-Se Technologies, Inc. (a)(b)	708,817

		1,173,593

	Metals — 0.57%
217,400	Coeur d‘Alene Mines Corp. (a)(b)	1,045,694
33,950	LKQ Corp. (a)	645,050
90,750	Minefinders Corp., Ltd. (a)	741,428
19,050	RTI International Metals, Inc. (a)(b)	1,063,752

		3,495,924

	Oil & Gas — 1.60%
40,900	Berry Petroleum Co., Class – A (b)	1,355,835
283,900	Gasco Energy, Inc. (a)(b)	1,263,355
438,450	Gastar Explortion Ltd. (a)(b)	1,047,896
102,100	Global Industries Ltd. (a)	1,705,070
29,600	Hornbeck Offshore Services, Inc. (a)	1,051,392
88,500	Petrohawk Energy Corp. (a)(b)	1,115,100
384,400	Transmeridian Exploration, Inc. (a)(b)	2,191,079

		9,729,727

	Oil-Field Services — 0.25%
32,700	Oceaneering International, Inc. (a)	1,499,295

	Pharmaceuticals — 1.08%
86,950	BioMarin Pharmaceutical, Inc. (a)	1,249,472
50,600	Cubist Pharmaceuticals, Inc. (a)(b)	1,274,107
27,250	HealthExtras, Inc. (a)(b)	823,495
19,800	New River Pharmaceuticals, Inc. (a)(b)	564,300
32,000	PAREXEL International Corp. (a)	923,200

Shares	Security Description	Value

	Pharmaceuticals (continued)
33,300	Polymedica Corp. (b)	$1,197,468
21,700	Theravance, Inc. (a)(b)	496,496

		6,528,538

	Retail — 0.98%
23,250	Brown Shoe Co., Inc.	792,360
37,400	Christopher & Banks Corp. (b)	1,084,600
34,250	Conn‘s, Inc. (a)(b)	909,338
118,400	Retail Ventures, Inc. (a)(b)	2,109,887
31,900	The Gymboree Corp. (a)(b)	1,108,844

		6,005,029

	Steel — 0.20%
23,750	Oregon Steel Mills, Inc. (a)	1,203,175

	Telecommunications Equipment — 0.44%
127,900	Dobson Communications Corp., Class – A (a)(b)	988,667
81,900	ECI Telecom Ltd. (a)	660,114
31,500	Nice Systems Ltd. (a)	886,410
11,600	NTELOS Holding Corp. (a)(b)	167,620

		2,702,811

	Transportation & Shipping — 0.71%
21,050	Arkansas Best Corp.	1,056,921
32,700	Forward Air Corp.	1,331,870
74,750	Horizon Lines, Inc. Class – A (b)	1,197,495
32,100	Hub Group, Inc. (a)	787,413

		4,373,699

	Utilities — 0.20%
32,650	Ormat Technologies, Inc. (b)	1,245,598

		99,576,907

	Total Common Stocks (cost $488,864,660)	591,054,695

	Investment Company — 0.57%
	Geewax, Terker & Co. — 0.57%
	Mutual Funds/Exchange-Traded Funds — 0.57%
21,000	iShares Russell 2000® Value Index Fund	1,514,730
25,800	PowerShares Dynamic Insurance Portfolio	433,698
16,200	PowerShares Dynamic Retail Portfolio	280,098
25,200	PowerShares Dynamic Telecommunications & Wireless Portfolio	405,468
18,700	PowerShares High Growth Rate Dividend Achievers Portfolio	291,720
200	Real Estate Income Fund, Inc.	3,764
9,600	streetTRACKS KBW Capital Markets ETF	538,464

		3,467,942

	Total Investment Company (cost $3,470,605)	3,467,942

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Schedule of Portfolio Investments (continued) — June 30, 2006

Principal	Security Description	Value

	Repurchase Agreements — 1.39%
	Frontier Capital Management Co. — 1.22%
	Repurchase Agreements — 1.22%
$7,473,826	Bankers Trust Co., Repurchase Agreement, dated 6/30/06, due 7/3/06 at 4.00% with a maturity value of $7,476,317 (Collateralized by U.S. Treasury Bond, 7.875%, 2/15/21, with a market value of $7,620,367)	$7,473,826

	Geewax, Terker & Co. — 0.17%
	Repurchase Agreements — 0.17%
1,025,524	Bankers Trust Co., Repurchase Agreement, dated 6/30/06, due 7/3/06 at 4.00% with a maturity value of $1,025,866 (Collateralized by U.S. Treasury Bond, 7.875%, 2/15/21, with a market value of $1,045,857)	1,025,524

	Total Repurchase Agreements (cost $8,499,350)	8,499,350

	Time Deposit — 1.18%
	Franklin Portfolio Associates — 0.09%
	Time Deposit — 0.09%
550,036	Liquidity Management Control System Time Deposit	550,036

Shares or Principal	Security Description	Value

	IronBridge Capital Management, LLC — 0.56%
	Time Deposit — 0.56%
$3,425,399	Liquidity Management Control System Time Deposit	$3,425,399

	Sterling Johnston Capital Management, Inc. — 0.53%
	Time Deposit — 0.53%
3,265,589	Liquidity Management Control System Time Deposit	3,265,589

	Total Time Deposit (cost $7,241,024)	7,241,024

	Securities Held as Collateral for Securities on Loan — 25.26%
154,576,076	State Street Navigator Securities Lending Prime Portfolio	154,576,076

	Total Securities Held as Collateral for Securities on Loan (cost $154,576,076)	154,576,076

	Total Investments — 124.97% (cost $662,651,715)	764,839,087
	Liabilities in excess of other assets — (24.97)%	(152,801,847)

	Net Assets — 100.00%	$612,037,240

(a)	Represents non-income producing security.

(b)	All or part of this security has been loaned as of June 30, 2006.

(c)	Escrow Security due to bankruptcy

ADR — American Depositary Receipt

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments — June 30, 2006

Shares	Security Description	Value

	Common/Preferred Stocks — 96.09%
	Artisan Partners LP — 33.58%
	Australia — 0.35%
388,930	Publishing & Broadcasting Limited (Media)	$5,261,511

	Austria — 0.24%
61,310	Wiener Staedtische Versicherung AG (Insurance)	3,606,840

	Belgium — 0.85%
329,589	Fortis AG (Diversified Financial Services)	11,241,737
33,524	Inbev NV (Beverages)	1,644,216

		12,885,953

	Brazil — 0.08%
493,667	Vivo Participacoes SA Preferred – ADR (Wireless Telecommunication Services)	1,214,421

	Canada — 0.77%
218,000	EnCana Corp. (Oil, Gas & Consumable Fuels)	11,482,115
4,500	Tim Hortons, Inc. (Food & Staples Retailing)	115,875

		11,597,990

	China — 0.98%
848,100	China Merchants Holdings International Co., Ltd. (Industrial Conglomerates)	2,582,708
2,128,300	China Mobile (Hong Kong) Ltd. (Wireless Telecommunication Services)	12,167,821

		14,750,529

	Denmark — 0.12%
24,700	Carlsberg A/S, Class B (Beverages)	1,806,646

	Finland — 0.49%
290,100	Fortum Oyj (Electric Utilities)	7,420,196

	France — 2.25%
19,511	Alstom SA (Machinery)	1,782,869
169,613	Axa (Insurance)	5,566,132
146,711	Carrefour SA (Food & Staples Retailing)	8,600,922
30,421	Electricite de France (Electric Utilities)	1,602,907
63,499	LVMH Moet Hennessy Louis Vuitton SA (Textiles, Apparel & Luxury Goods)	6,301,824
136,814	PagesJaunes SA (Media)	4,295,559
108,740	Safran SA (Aerospace & Defense)	2,366,936
62,653	Technip SA (Construction & Engineering)	3,469,504

		33,986,653

Shares	Security Description	Value

	Germany — 3.95%
72,343	Allianz AG (Insurance)	$11,421,556
32,284	BASF AG (Chemicals)	2,590,416
115,996	Deutsche Lufthansa AG (Airlines)	2,140,657
197,216	Deutsche Post AG (Air Freight & Logistics)	5,299,146
73,903	E.ON AG (Electric Utilities)	8,506,331
39,043	Heidelberger Druckmaschinen AG (Media)	1,792,567
19,214	IVG Immobilien AG (Real Estate Management & Developemnt)	589,748
3,092	ProSiebenSat.1 Media AG – Preferred (Media)	77,189
176,382	RWE AG (Electric Utilities)	14,684,966
28,209	SAP AG (Software)	5,949,028
76,469	Siemens AG (Industrial Conglomerates)	6,655,048

		59,706,652

	Hong Kong — 0.68%
167,700	Esprit Holdings Ltd. (Trading Companies & Distributors)	1,369,050
1,149,200	MTR Corp., Ltd. (Road & Rail)	2,774,559
398,800	NWS Holdings Ltd. (Industrial Conglomerates)	693,244
528,600	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	5,390,752

		10,227,605

	Italy — 2.18%
9,125	Bulgari SpA (Textiles, Apparel & Luxury Goods)	103,513
8,400	Capitalia SpA (Comercial Banks)	68,915
231,029	ENI SpA (Oil, Gas & Consumable Fuels)	6,804,530
79,957	Mediobanca SpA (Diversified Financial Services)	1,565,559
517,294	Saipem SpA (Oil, Gas & Consumable Fuels)	11,769,311
561,128	Telecom Italia SpA (Diversified Telecommunication Services)	1,562,636
909,784	Telecom Italia SpA (Diversified Telecommunication Services)	2,350,322
1,116,876	UniCredito Italiano SpA (Commercial Banks)	8,741,663

		32,966,449

	Japan — 8.35%
91,250	Aiful Corp. (Consumer Finance)	4,872,728
188,000	Bridgestone Corp. (Auto Components)	3,622,968

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common/Preferred Stocks (continued)
	Artisan Partners LP (continued)
	Japan (continued)
276,700	Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)	$5,646,692
338,500	Credit Saison Co., Ltd. (Commercial Banks)	16,034,521
1,584	Japan Tobacco, Inc. (Tobacco)	5,772,837
7,339	Jupiter Telecommunications Co., Ltd. (Media) (a)	5,092,786
16,000	Keyence Corp. (Electrical Equipment & Instruments)	4,085,999
335	Millea Holdings, Inc. (Insurance)	6,236,235
208,000	Mitsubishi Estate Co., Ltd. (Real Estate & Management & Development)	4,417,410
534	Mitsubishi UFJ Financial Group, Inc. (Commercial Banks)	7,467,226
457,000	Mitsui & Co., Ltd. (Trading Companies & Distributors)	6,454,396
182,000	Mitsui Fudosan Co., Ltd. (Real Estate Management & Development)	3,952,718
1,622	Mizuho Financial Group, Inc. (Commercial Banks)	13,736,391
647	NTT Data Corp. (Internet Software & Services)	2,799,030
44,410	ORIX Corp. (Consumer Finance)	10,848,274
301,900	Sega Sammy Holdings, Inc. (Leisure Equipment & Products)	11,187,345
21,600	SMC Corp. (Machinery)	3,056,319
378	Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	3,997,378
1,896,200	Taisei Corp. (Construction & Engineering)	6,927,212

		126,208,465

	Luxembourg — 0.15%
25,137	RTL Group (Media)	2,232,664

	Mexico — 0.89%
443,600	Grupo Televisa SA – ADR (Media)	8,565,916
1,763,900	Wal-Mart de Mexico SA (Multiline Retail)	4,933,224

		13,499,140

	Netherlands — 1.16%
453,859	ASML Holding NV (Semiconductors & Semiconductor Equipment)	9,194,197
58,800	ASML Holding NV – NY Shares (Semiconductors & Semiconductor Equipment)	1,188,936

Shares	Security Description	Value

	Netherlands (continued)
182,966	ING Groep NV (Diversified Financial Services)	$7,190,691

		17,573,824

	Norway — 0.67%
18,600	Renewable Energy Corp. AS (Multi Utilities)	266,047
309,200	SeaDrill Ltd. (Oil, Gas & Consumable Fuels) (a)	4,074,829
376,300	Acergy SA (Oil, Gas & Consumable Fuels)	5,730,196

		10,071,072

	Portugal — 0.09%
495,982	Banco Commercial Portugues SA (Commercial Banks)	1,408,175

	Russia — 0.87%
104,800	Lukoil – ADR (Oil, Gas & Consumable Fuels)	8,761,280
27,900	NovaTek OAO – GDR (Oil, Gas Consumable Fuels)	1,116,000
44,341	RAO Unified Energy System – GDR (Electric Utilities)	3,063,963
12,514	Sistema JSFC – GDR (Diversified Telecommunication Services) (b)	212,738

		13,153,981

	Singapore — 0.88%
776,100	Keppel Corp., Ltd. (Industrial Conglomerates)	7,209,726
763,600	Singapore Airlines Ltd. (Airlines)	6,128,488

		13,338,214

	South Korea — 0.61%
40,025	Hana Financial Group, Inc. (Diversified Financial Services)	1,882,239
64,780	Kookmin Bank (Diversified Financial Services)	5,327,751
43,340	Shinhan Financial Group Co., Ltd. (Diversified Financial Services)	2,033,562

		9,243,552

	Spain — 0.41%
113,940	Industria de Diseno Textil SA (Specialty Retail)	4,805,787
52,410	Promotora de Informaciones SA (Prisa) (Media)	841,193
29,640	Telefonica SA (Diversified Telecommunication Services)	493,545

		6,140,525

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common/Preferred Stocks (continued)
	Artisan Partners LP (continued)
	Switzerland — 4.15%
108,198	Adecco SA (Commercail Services & Supplies)	$6,400,520
37,602	Nestle SA (Food Products)	11,814,080
110,638	Novartis AG (Pharmaceuticals)	5,992,665
55,212	Roche Holding AG (Pharmaceuticals)	9,129,721
676	Swatch Group AG (Specialty Retail)	114,215
134,635	Swiss Re (Insurance)	9,412,994
181,362	UBS AG – Registered (Capital Markets)	19,884,232

		62,748,427

	Taiwan — 0.04%
65,301	Taiwan Semiconductor Manufacturing Co., Ltd. – ADR (Semiconductors & Semiconductor Equipment)	599,467

	United Kingdom — 2.37%
393,614	Barclays PLC (Commercial Banks)	4,472,307
483,124	Cadbury Schweppes PLC (Food Products)	4,658,565
123,116	Carnival PLC (Hotel, Restaurants & Leisure)	5,014,969
140,400	HSBC Holdings PLC (Commercial Banks)	2,460,494
91,634	HSBC Holdings PLC (Commercial Banks)	1,612,147
2,224,547	Kingfisher PLC (Specialty Retail)	9,810,003
85,455	Smith & Nephew PLC (Health Care Equipment & Supplies)	658,100
1,633,363	William Morrison Supermarkets PLC (Food & Staples Retailing)	5,874,103
107,900	WPP Group PLC (Media)	1,305,781

		35,866,469

		507,515,420

	Capital Guardian Trust Co. — 62.51%
	Australia — 1.66%
296,800	Amcor Ltd. (Containers & Packaging)	1,472,887
20	BHP Billiton Ltd. (Metals & Mining)	431
195,435	Brambles Industries Ltd. (Commerical Services & Supplies)	1,597,071
478,639	Foster’s Group Ltd. (Beverages)	1,945,022

Shares	Security Description	Value

	Australia (continued)
618,424	Insurance Australia Group Ltd. (Insurance)	$2,457,929
55,091	Macquarie Bank Ltd. (Capital Markets)	2,823,962
60,764	News Corp. (Media)	1,167,358
380,700	Promina Group Ltd. (Insurance)	1,589,455
481,735	Qantas Airways Ltd. (Airlines)	1,059,325
131,424	QBE Insurance Group Ltd. (Insurance)	2,001,510
412,085	Rinker Group Ltd. (Construction Materials)	5,017,586
214,221	Telstra Corp., Ltd. (Diversified Telecommunication Services)	585,651
226,163	Woolworths Ltd. (Food & Staples Retailing)	3,385,522

		25,103,709

	Austria — 0.15%
22,100	Raiffeisen International Bank Holding AG (Commercial Banks)	1,919,109
18,313	Telekom Austria AG (Diversified Telecommunications Services)	407,752

		2,326,861

	Belgium — 0.17%
48,100	UCB SA (Pharmaceuticals)	2,602,095

	Canada — 3.95%
151,600	Abitibi-Consolidated, Inc. (Paper & Forest Products)	408,885
243,800	Alcan, Inc. (Metals & Mining)	11,423,210
222,100	Barrick Gold Corp. (Metals & Mining)	6,574,160
217,800	Cameco Corp. (Oil, Gas & Consumable Fuels)	8,678,823
25,800	Canadian Imperial Bank of Commerce (Commercial Banks)	1,727,167
148,100	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	8,190,620
62,100	Inco Ltd. (Metals & Mining)	4,092,390
26,200	Loblaw Cos., Ltd. (Food & Staples Retailing)	1,209,050
13,200	Magna International, Inc., Class A (Auto Components)	941,978
53,800	Manulife Financial Corp. (Insurance)	1,705,113
74,800	Methanex Corp. (Chemicals)	1,577,100
60,400	Potash Corp. of Saskatchewan, Inc. (Chemicals)	5,174,050
24,700	Rogers Communications, Inc., Class B (Wireless Telecommunications Services)	993,976

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common/Preferred Stocks (continued)
	Capital Guardian Trust Co. (continued)
	Canada (continued)
42,900	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	$3,472,747
25,700	Telus Corp. (Diversified Telecommunications Services)	1,060,010
19,200	Telus Corp. (Diversified Telecommunications Services)	775,054
32,200	Toronto-Dominion Bank (Commercial Banks)	1,635,391

		59,639,724

	Denmark — 0.23%
53,800	Novo Nordisk A/S (Pharmaceuticals)	3,427,662

	Finland — 1.10%
48,300	Neste Oil Oyj (Oil, Gas & Consumable Fuels)	1,701,174
371,700	Nokia Oyj (Communication Equipment)	7,586,878
109,700	Nokia Oyj – ADR (Communication Equipment)	2,222,522
89,400	Stora Enso Oyj (Paper & Forest Products)	1,248,527
177,500	UPM-Kymmene Oyj (Paper & Forest Products)	3,825,040

		16,584,141

	France — 6.86%
52,800	Accor SA (Hotels, Restaurants & Leisure)	3,213,567
12,867	Air Liquide SA (Chemicals)	2,506,351
143,820	BNP Paribas (Commercial Banks)	13,767,300
205,213	Bouygues SA (Wireless Telecommunications Services)	10,550,392
32,900	Dassault Systems SA (Software)	1,762,981
27,600	Essilor International SA (Health Care Equipment & Supplies)	2,777,931
11,600	France Telecom SA (Diversified Telecommunications Services)	249,381
31,860	Groupe Danone (Food Products)	4,048,101
64,500	L’Oreal SA (Personal Products)	6,091,832
46,500	Lafarge SA (Construction Materials)	5,836,882
55,940	PagesJaunes SA (Media)	1,756,352
43,300	Renault SA (Automobiles)	4,651,627
223,100	Sanofi-Aventis (Pharmaceuticals)	21,770,169
87,400	Schneider Electric SA (Electrical Equiptment)	9,109,755
19,500	Societe Generale (Commercial Banks)	2,867,940

Shares	Security Description	Value

	France (continued)
38,200	Thales SA (Aerospace & Defense)	$1,492,004
74,240	Total SA (Oil, Gas & Consumable Fuels)	4,884,960
63,100	Veolia Environnement (Multi Utilities)	3,261,038
88,900	Vivendi SA (Media)	3,115,229

		103,713,792

	Germany — 3.49%
34,400	Allianz AG (Insurance)	5,431,093
24,400	Altana AG (Pharmaceuticals)	1,362,421
70,600	Bayer AG (Chemicals)	3,248,655
28,200	Bayerische Motoren Werke AG (Automobiles)	1,407,980
62,000	Commerzbank AG (Commercial Banks)	2,251,100
17,100	Continental AG (Auto Components)	1,749,977
77,900	DaimlerChrysler AG (Automobiles)	3,841,600
31,800	Deutsche Bank AG (Capital Markets)	3,577,256
97,500	Deutsche Post AG (Air Freight & Logistics)	2,619,801
24,700	E.ON AG (Electric Utilities)	2,843,002
132,700	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	1,476,481
69,200	Infineon Technologies AG – ADR (Semiconductors & Semiconductor Equipment)	772,272
24,500	SAP AG (Software)	5,166,833
34,400	SAP AG – ADR (Software)	1,806,688
89,500	Siemens AG (Industrial Conglomerates)	7,789,128
104,800	Volkswagen AG (Automobiles)	7,344,792

		52,689,079

	Greece — 0.12%
48,200	OPAP SA (Hotels, Restaurants & Leisure)	1,744,501

	Hong Kong — 1.08%
639,900	Bank of East Asia Ltd. (Commercial Banks)	2,632,570
964,000	Hang Lung Group Ltd. (Real Estate Management & Development)	2,085,371
975,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	1,745,084
1,006,000	Johnson Electric Holdings Ltd. (Electrical Equiptment)	731,886

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common/Preferred Stocks (continued)
	Capital Guardian Trust Co. (continued)
	Hong Kong (continued)
1,286,200	Li & Fung Ltd. (Distributors)	$2,600,191
208,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	2,121,219
420,000	Swire Pacific Ltd. (Real Estate Management & Development)	4,334,609

		16,250,930

	Ireland — 0.51%
172,000	CRH PLC (Construction Materials)	5,591,672
126,400	Depfa Bank PLC (Commercial Banks)	2,101,494

		7,693,166

	Israel — 0.09%
44,000	Teva Pharmaceutical Industries Ltd. – ADR (Pharmaceuticals)	1,389,960

	Italy — 0.28%
390,000	Banca Intesa SpA (Commercial Banks)	2,284,377
65,000	ENI SpA (Oil, Gas & Consumable Fuels)	1,914,454

		4,198,831

	Japan — 17.69%
37,900	Advantest Corp. (Semiconductors & Semiconductor Equipment)	3,862,209
190,000	AEON Co., Ltd. (Food & Staples Retailing)	4,167,978
16,080	Aiful Corp. (Consumer Finance)	858,668
37,200	Astellas Pharma, Inc. (Pharmaceuticals)	1,365,496
71,700	Bridgestone Corp. (Auto Components)	1,381,738
47,400	Canon, Inc. (Office Electronics)	2,324,017
97,000	Daiichi Sankyo Co., Ltd. (Pharmaceuticals)	2,670,425
100,000	Daimura, Inc. (Multiline Retail)	1,324,943
107,000	Daiwa House Industries Co., Ltd. (Household Durables)	1,711,327
86,500	Fanuc Ltd. (Machinery)	7,771,543
360,000	Hankyu Holdings, Inc. (Road & Rail)	1,761,930
17,900	Hirose Electric Co., Ltd. (Electronic Equipment & Instruments)	2,174,532
55,800	Hoya Corp. (Electronic Equipment & Instruments)	1,984,845
652	Japan Tobacco, Inc. (Tobacco)	2,376,193

Shares	Security Description	Value

	Japan (continued)
215,300	Kansai Electric Power Co. (Electric Utilities)	$4,817,060
137,000	Kao Corp. (Household Products)	3,586,043
5,100	Keyence Corp. (Electronic Equipment & Instruments)	1,302,412
293	Millea Holdings, Inc. (Insurance)	5,454,379
261,500	Mitsubishi Corp. (Trading Companies & Distributors)	5,222,230
347,000	Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	7,369,428
462,000	Mitsubishi Heavy Industries Ltd. (Machinery)	1,994,651
516	Mitsubishi UFJ Financial Group, Inc. (Commercial Banks)	7,215,522
136,000	Mitsui & Co., Ltd. (Trading Companies & Distributors)	1,920,783
185,730	Mitsui Sumitomo Insurance Co., Ltd. (Insurance)	2,332,582
1,622	Mizuho Financial Group, Inc. (Commercial Banks)	13,736,393
19,800	Murata Manufacturing Co., Ltd. (Electronic Equipment & Instruments)	1,285,737
111,000	NGK SPARK PLUG Co., Ltd. (Auto Components)	2,231,253
28,200	Nidec Corp. (Electronic Equipment & Instruments)	2,020,975
92,000	Nikon Corp. (Leisure Equipment & Products)	1,606,502
42,500	Nintendo Co., Ltd. (Software)	7,131,620
277,000	Nippon Electric Glass Co., Ltd. (Electronic Equipment & Instruments)	5,555,978
413	Nippon Telegraph & Telephone Corp. (NTT) (Diversified Telecommunications Services)	2,024,934
668,000	Nissan Motor Co., Ltd. (Automobiles)	7,297,675
143,000	Nitto Denko Corp. (Chemicals)	10,185,719
7,500	ORIX Corp. (Consumer Finance)	1,832,066
135,000	Ricoh Co., Ltd. (Office Electronics)	2,648,794
28,000	Rohm Co. (Semiconductors & Semiconductor Equipment)	2,503,409
14,100	Shimamura Co., Ltd. (Specialty Retail)	1,545,307
72,600	Shin-Etsu Chemical Co., Ltd. (Chemicals)	3,946,618
52,600	SMC Corp. (Machinery)	7,442,702

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common/Preferred Stocks (continued)
	Capital Guardian Trust Co. (continued)
	Japan (continued)
653,800	Softbank Corp. (Internet Software & Services)	$14,656,503
386,200	Sompo Japan Insurance, Inc. (Insurance)	5,400,454
29,100	SONY Corp. (Household Durables)	1,284,347
476,100	Sumitomo Corp. (Trading Companies & Distributors)	6,278,928
699,000	Sumitomo Metal Industries Ltd. (Metals & Mining)	2,883,482
2,501	Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	26,448,262
119,000	Sumitomo Realty & Development Co., Ltd. (Real Estate Management & Development)	2,932,879
377,700	Suzuki Motor Corp. (Automobiles)	8,169,966
39,650	T&D Holdings, Inc. (Insurance)	3,205,406
70,700	Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals)	4,399,441
54,400	Tokyo Electric Power Co., Inc. (Electric Utilities)	1,502,395
131,800	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	9,215,172
442,000	Tokyo Gas Co., Ltd. (Gas Utilities)	2,082,136
542,000	Tokyu Corp. (Road & Rail)	3,164,272
612,000	Toshiba Corp. (Computers & Peripherals)	3,995,490
21,500	Toyota Motor Corp. (Automobiles)	1,125,546
99,500	Trend Micro, Inc. (Software)	3,356,668
70,000	Ushio, Inc. (Electrical Equipment)	1,477,451
9,190	Yahoo Japan Corp. (Internet Software & Services)	4,867,278
47,700	Yamada Denki Co., Ltd. (Specialty Retail)	4,865,050
336,500	Yamato Holdings Co., Ltd. (Air Freight & Logistics)	5,970,066

		267,227,808

	Luxembourg — 0.13%
142,800	SES Global – FDR (Media)	2,027,164

	Mexico — 0.72%
327,900	America Movil SA de CV, Series L – ADR (Wireless Telecommunications Services)	10,905,954

Shares	Security Description	Value

	Netherlands — 4.25%
271,157	ABN Amro Holding NV (Commercial Banks)	$7,417,700
238,413	Aegon NV (Insurance)	4,076,609
54,500	Fortis AG (Diversified Financial Services)	1,858,905
75,000	Heineken Holding NV, Class A (Beverages)	2,765,308
137,758	Heineken NV (Beverages)	5,840,339
314,238	ING Groep NV (Diversified Financial Services)	12,349,772
648,200	Koninklijke KPN NV (Diversified Telecommunications Services)	7,286,779
47,648	Koninklijke Numico NV (Food Products)	2,138,286
92,500	Reed Elsevier NV (Media)	1,391,191
448,499	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	15,085,333
68,000	TNT NV (Air Freight & Logistics)	2,433,292
69,300	Unilever NV (Food Products)	1,571,374

		64,214,888

	Norway — 0.26%
154,900	DNB NOR ASA (Commercial Banks)	1,923,118
71,200	Statoil ASA (Oil, Gas & Consumable Fuels)	2,019,672

		3,942,790

	Singapore — 0.56%
161,000	DBS Group Holdings Ltd. (Commercial Banks)	1,841,570
3,380,150	Singapore Telecommunications Ltd. (Diversified Telecommunications Services)	5,425,671
127,360	United Overseas Bank Ltd. (Commercial Banks)	1,255,571

		8,522,812

	South Africa — 0.82%
322,400	Sasol Ltd. (Oil, Gas & Consumable Fuels)	12,391,335

	South Korea — 0.75%
12,820	Samsung Electronics (Semiconductors & Semiconductor Equipment)	8,151,054
10,340	Samsung Electronics – GDR (Semiconductors & Semiconductor Equipment)	3,251,930

		11,402,984

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2006

Shares	Security Description	Value

	Common/Preferred Stocks (continued)
	Capital Guardian Trust Co. (continued)
	Spain — 2.44%
57,500	Altadis SA (Tobacco)	$2,717,925
433,000	Banco Bilbao Vizcaya Argentaria SA (Commercial Banks)	8,904,543
678,200	Banco Santander Central Hispano SA (Commercial Banks)	9,905,162
105,100	Iberdrola SA (Electric Utilities)	3,619,735
57,900	Industria de Diseno Textil SA (Specialty Retail)	2,442,119
228,600	Repsol YPF SA (Oil, Gas & Consumable Fuels)	6,545,879
168,074	Telefonica SA (Diversified Telecommunications Services)	2,798,654

		36,934,017

	Sweden — 1.58%
84,800	Assa Abloy AB, Class B (Building Products)	1,426,240
228,200	AstraZeneca PLC (Pharmaceuticals)	13,782,147
108,000	Atlas Copco AB, A Shares (Machinery)	3,002,377
873,200	Ericsson (LM), Class B (Communications Equipment)	2,888,698
62,000	Scania AB, Class B (Machinery)	2,818,064

		23,917,526

	Switzerland — 5.03%
29,040	Adecco SA (Commercial Services & Supplies)	1,717,879
93,630	Credit Suisse Group (Capital Markets)	5,239,971
126,320	Holcim Ltd., Class B (Construction Materials)	9,684,327
33,349	Nestle SA (Food Products)	10,477,840
301,330	Novartis AG (Pharmaceuticals)	16,321,425
251,051	Richemont AG INH A Units (Textiles, Apparel & Luxury Goods)	11,502,910
37,056	Roche Holding AG (Pharmaceuticals)	6,127,489
129,686	Swiss Re (Insurance)	9,066,985
10,162	Swisscom AG (Diversified Telecommunications Services)	3,346,592
7,940	Synthes, Inc. (Health Care Equipment & Supplies)	958,231
14,375	UBS AG – Registered (Capital Markets)	1,576,051

		76,019,700

Shares	Security Description	Value

	Taiwan — 0.21%
339,359	Taiwan Semiconductor Manufacturing Co., Ltd. – ADR (Semiconductors & Semiconductor Equipment)	$3,115,316

	United Kingdom — 8.38%
47,300	Anglo American PLC (Metals & Mining)	1,939,822
519,300	ARM Holdings PLC (Semiconductors & Semiconductor Equipment)	1,087,416
36,951	AstraZeneca PLC (Pharmaceuticals)	2,230,055
848,700	BAE Systems PLC (Aerospace & Defense)	5,802,319
107,388	BHP Billiton PLC (Metals & Mining)	2,082,910
166,891	Brambles Industries PLC (Commercial Services & Supplies)	1,326,907
83,500	British Land Co., PLC (Real Estate Management & Development)	1,949,975
163,595	Cadbury Schweppes PLC (Food Products)	1,577,479
64,800	Carnival PLC (Hotels, Restaurants & Leisure)	2,639,543
634,100	HBOS PLC (Commercial Banks)	11,021,097
229,500	HSBC Holdings PLC (Commercial Banks)	4,037,669
431,900	Kingfisher PLC (Specialty Retail)	1,904,631
350,500	Lloyds TSB Group PLC (Commercial Banks)	3,444,534
85,000	Northern Rock PLC (Thrifts & Mortgage Finance)	1,571,658
152,100	Pearson PLC (Media)	2,071,291
39,300	Reckitt Benckiser PLC (Household Products)	1,467,855
673,100	Reed Elsevier PLC (Media)	6,795,344
62,600	Rio Tinto PLC (Metals & Mining)	3,309,236
615,900	Royal Bank of Scotland Group PLC (Commercial Banks)	20,247,956
17,000	Royal Dutch Shell PLC – ADR (Oil, Gas & Consumable Fuels)	1,138,660
95,266	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	3,330,954
163,400	Scottish & Southern Energy (Electric Utilities)	3,477,496
220,000	Smith & Nephew PLC (Health Care Equipment & Supplies)	1,694,248
217,900	Standard Chartered PLC (Commercial Banks)	5,318,270

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2006

Shares or Principal Amount	Security Description	Value
	Common/Preferred Stocks (continued)
	Capital Guardian Trust Co. (continued)
	United Kingdom (continued)
231,700	Tesco PLC (Food & Staples Retailing)	$1,430,908
66,650	Unilever PLC (Food Products)	1,498,556
11,228,716	Vodafone PLC (Wireless Telecommunications Services)	23,928,213
64,300	Wolseley PLC (Trading Companies & Distributors)	1,418,374
107,500	Xstrata PLC (Metals & Mining)	4,074,755
294,000	Yell Group PLC (Media)	2,780,560

		126,598,691

		944,585,436

	Total Common/Preferred Stocks (cost $1,109,114,851)	1,452,100,856

	Time Deposit — 3.64%
	Artisan Partners LP — 1.16%
	United States — 1.16%
$17,503,737	Eurodollar Time Deposit 4.50%, 7/3/06	17,503,737

Principal Amount	Security Description	Value
	Capital Guardian Trust Co. — 2.48%
	United States — 2.48%
$37,441,365	Eurodollar Time Deposit 4.50%, 7/3/06	$37,441,365

	Total Time Deposit (cost $54,945,102)	54,945,102

	Total Investments (cost $1,164,059,953) — 99.73%	1,507,045,958
	Other assets in excess of liabilities — 0.27%	4,148,326

	Net Assets — 100.00%	$1,511,194,284

(a)	Represents non-income producing security.

(b)	Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities may by resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR — American Depositary Receipt

FDR — Fiduciary Depositary Receipt

GDR — Global Depositary Receipt

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2006

Foreign Currency Contracts

Contract Amount (Local Currency)	Currency	Trade Date	Settlement Date	Value on Trade Date	Value on 6/30/2006	Unrealized Gain/loss
	Currencies Purchased
118,928	Australian Dollar	6/29/2006	7/3/2006	$86,699	$88,352	$1,653
396,057	Australian Dollar	6/30/2006	7/3/2006	291,973	294,216	2,243
4,801,689	Australian Dollar	4/20/2006	7/21/2006	3,584,068	3,566,249	(17,819)
2,210,886	British Pound	6/23/2006	9/26/2006	4,049,589	4,095,918	46,329
119,913	Euro	6/30/2006	7/3/2006	151,750	153,392	1,642
85,578	Euro	6/30/2006	7/5/2006	109,361	109,487	126
509,181	Hong Kong Dollar	6/30/2006	7/3/2006	65,555	65,565	10
16,703,067	Japanese Yen	6/29/2006	7/3/2006	143,633	146,049	2,416
39,483,147	Japanese Yen	6/30/2006	7/3/2006	343,033	345,234	2,201
53,508,734	Japanese Yen	6/30/2006	7/3/2006	461,680	467,652	5,972
51,260,017	Japanese Yen	6/30/2006	7/5/2006	448,077	448,069	(8)
121,917,705	Japanese Yen	6/30/2006	7/5/2006	1,065,994	1,066,363	369
1,090,353	Swiss Francs	6/30/2006	7/5/2006	891,030	892,654	1,624

	Total Currency Purchased			$11,692,442	$11,739,200	$46,758

	Currencies Sold
57,105	Australian Dollar	6/30/2006	7/5/2006	$42,412	$42,423	$(11)
233,014	Euro	6/29/2006	7/3/2006	292,560	298,002	(5,442)
211,389	Euro	6/30/2006	7/3/2006	267,513	270,407	(2,894)
1,031,752	Euro	6/30/2006	7/3/2006	1,318,476	1,319,805	(1,329)
51,920	Euro	6/30/2006	7/3/2006	65,075	66,400	(1,325)
28,004	Euro	6/30/2006	7/5/2006	35,104	35,817	(713)
652,962	Euro	6/30/2006	7/5/2006	835,007	835,136	(129)
148,897	Euro	6/30/2006	7/5/2006	188,452	190,495	(2,043)
2,879,228	Euro	4/20/2006	7/21/2006	3,584,068	3,686,908	(102,840)
16,705,351	Japanese Yen	6/29/2006	7/3/2006	143,554	146,000	(2,446)
1,316,621	Swedish Krone	6/29/2006	7/3/2006	179,225	183,009	(3,784)
111,436	Swedish Krone	6/30/2006	7/5/2006	15,268	15,491	(223)
4,983,338	Swiss Franc	6/23/2006	9/26/2006	4,049,588	4,115,924	(66,336)

	Total Currency Sold			$11,016,302	$11,205,817	$(189,515)

	Net Unrealized Gain/(Loss)					$(142,757)

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value

	Collateralized Mortgage Obligations — 28.24%
$590,000	Adjustable Rate Mortgage Trust, Series 2005-10, Class 3A31 (a)	5.43	1/25/36	$571,567
1,740,000	American Home Mortgage Investment Trust, Series 2005-2, Class 5A3	5.08	9/25/35	1,705,143
1,770,000	Banc of America Commercial Mortgage, Inc., Series 2005-1, Class A3	4.88	11/10/42	1,722,418
1,305,000	Banc of America Mortgage Securities, Series 2003-J, Class 2A8 (a)	4.20	11/25/33	1,271,104
960,000	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 2A3 (a)	4.45	8/25/35	918,088
3,362,131	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1	4.63	2/25/36	3,252,997
2,270,541	Chase Mortgage Finance Corp, Series 2005-A1, Class 3A1 (a)	5.28	12/25/35	2,219,977
681,897	Citicorp Mortgage Securities, Inc., Series 2003-5, Class 1A1	5.50	4/25/33	677,632
1,012,027	Citicorp Mortgage Securities, Inc., Series 2004-8, Class 1A1	5.50	10/25/34	999,366
736,183	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A2	6.50	6/25/34	738,023
757,559	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 1CB2	6.75	8/25/34	761,347
565,801	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class 1A1 (a)	4.90	10/25/35	553,487
1,598,327	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class 2A1 (a)	4.70	3/25/36	1,551,006
785,000	Citigroup Mortgage Loan Trust, Series 2006-19CB, Class A15 (a)	6.00	8/25/36	778,653
1,160,000	Citigroup Mortgage Loan Trust, Series 2006-AR5, Class 1A3A (a)	5.96	7/25/36	1,154,825
1,745,000	Citigroup Mortgage Loan Trust, Series 2006-C4, Class ASB (a)	5.72	3/15/49	1,736,825
745,858	Countrywide Alternative Loan Trust, Series 2004-35T2, Class A1	6.00	2/25/35	742,848
207,678	Countrywide Alternative Loan Trust, Series 2004-J1, Class 1A1	6.00	2/25/34	205,841
744,043	Countrywide Alternative Loan Trust, Series 2004-J8, Class 1A1	7.00	9/25/34	745,690
896,394	Countrywide Alternative Loan Trust, Series 2005-43, Class 4A3 (a)	5.76	10/25/35	881,275
1,543,918	Countrywide Alternative Loan Trust, Series 2005-J6, Class 2A1	5.50	7/25/25	1,512,528
1,280,570	Countrywide Home Loans, Series 2002-34, Class A15	4.75	1/25/33	1,251,376
1,973,142	Countrywide Home Loans, Series 2005-29, Class A1	5.75	12/25/35	1,916,468
1,726,132	Countrywide Home Loans, Series 2006-1, Class A2	6.00	3/25/36	1,686,903
1,256,427	Countrywide Home Loans, Series 2006-HYB1, Class 2A1 (a)	5.42	3/20/36	1,240,278
1,345,000	Countrywide Home Loans, Series 2006-HYB1, Class 2A2C (a)	5.30	3/20/36	1,307,390
1,024,981	CS First Boston Mortgage Securities Corp., Series 2004-4, Class 1A11	5.50	8/25/34	1,015,164
1,119,835	DLJ Commercial Mortgage Corp., Series 1998-CF1, Class A1B	6.41	2/18/31	1,128,325
771,000	GMAC Commercial Mortgage Securities, Inc., Series 1997-C2, Class C	6.91	4/15/29	782,195
19,368	Green Tree Financial Corp., Series 1999-2, Class A3	6.08	12/1/30	19,385
1,750,000	JP Morgan Chase Commercial Mortgage, Series 2006-LDP7, Class ASB (a)	5.88	4/15/45	1,748,279
1,190,000	LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A2	4.82	4/15/30	1,154,798
1,245,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AM	4.79	7/15/40	1,148,442
1,745,000	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class AAB (a)	5.87	6/15/32	1,753,713
1,278,576	Master Adjustable Rate Mortgages Trust, Series 2004-13, Class B1 (a)	3.81	12/21/34	1,207,395
95,454	Master Alternative Loans Trust, Series 2004-3, Class 8A1	7.00	4/25/34	95,210
416,095	Master Alternative Loans Trust, Series 2004-5, Class 6A1	7.00	6/25/34	423,533
623,269	Master Alternative Loans Trust, Series 2005-1, Class 5A1	5.50	1/25/20	615,560
205,570	Master Alternative Loans Trust, Series 2005-2, Class 5A1	6.50	12/25/34	204,928
169,615	Master Asset Securitization Trust, Series 2003-6, Class 8A1	5.50	7/25/33	161,716
945,884	Master Asset Securitization Trust, Series 2003-9, Class 2A7	5.50	10/25/33	900,068
170,000	Merrill Lynch Mortgage Investors Trust, Series 2005-A5, Class A2 (a)	4.57	6/25/35	163,134
26,229	Morgan Stanley Capital I, Series 1997-ALIC, Class C	6.84	1/15/28	26,180
1,271,000	Nationslink Funding Corp., Series 1998-2, Class E	7.11	8/20/30	1,313,451
202,893	New York City Mortgage Loan Trust, Series 1996, Class A3	6.75	9/25/19	204,283
788,149	Residential Accredit Loans, Inc., Series 2004-QS11, Class A3	5.50	8/25/34	776,427
217,700	Residential Accredit Loans, Inc., Series 2004-QS2, Class CB	5.75	2/25/34	210,965
1,751,561	Residential Accredit Loans, Inc., Series 2006-QS4, Class A2	6.00	4/25/36	1,742,531
1,175,000	Structured Adjustable Rate Mortgage Loan, Series 2005-21, Class 6A3 (a)	5.40	11/25/35	1,133,508
1,300,000	Structured Adjustable Rate Mortgage Loan, Series 2005-22, Class 1A4 (a)	5.25	12/25/35	1,262,795
1,135,000	Structured Adjustable Rate Mortgage Loan, Series 2006-6, Class 2A3 (a)	6.00	7/25/36	1,114,960
1,736,628	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1, Class 2CB1	7.00	2/25/36	1,752,356

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value

	Collateralized Mortgage Obligations (continued)
$1,050,000	Washington Mutual, Series 2004-AR5, Class A6 (a)	3.85	6/25/34	$997,687
1,305,000	Washington Mutual, Series 2005-AR16, Class 1A3 (a)	5.12	12/25/35	1,259,147
1,880,000	Wells Fargo Mortgage Backed Securities Trust, Series 2004-N, Class A6 (a)	4.00	8/25/34	1,789,911
1,320,000	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14, Class A4 (a)	5.39	8/25/35	1,285,556
1,870,000	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 4A2 (a)	4.99	10/25/35	1,808,757
937,775	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 4A4 (a)	4.99	10/25/35	928,475
1,826,278	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3, Class A1	5.50	3/25/36	1,793,581
1,272,398	Wells Fargo Mortgage Backed Securities Trust, Series 2006-6, Class 1A3	5.75	5/25/36	1,257,772

	Total Collateralized Mortgage Obligations (cost $66,705,853)			65,283,242

	Corporate Bonds — 21.95%
380,000	21st Century Insurance	5.90	12/15/13	366,006
525,000	Aetna, Inc.	5.75	6/15/11	521,309
1,630,000	Agfirst Farm Credit Bank	8.39	12/15/16	1,756,325
201,505	America West Airlines, Series 1999-1	7.93	1/2/19	212,588
755,000	American General Corp., Series B*	8.13	3/15/46	889,013
1,540,000	American General Finance, Series I	4.88	7/15/12	1,457,225
1,135,000	American International Group*	6.25	5/1/36	1,087,818
325,000	Ameriprise Financial, Inc.	7.52	6/1/66	326,968
545,000	Arizona Public Service Co.	5.63	5/15/33	466,464
274,000	AT&T Broadband Communication Holdings	9.46	11/15/22	340,445
532,000	AT&T, Inc. (b)	6.80	5/15/36	527,306
110,000	Auburn Hills Trust	12.375	5/1/20	155,264
470,000	BAC Capital Trust XI	6.63	5/23/36	464,290
445,000	BFC Finance Corp., Series 1996-A	7.38	12/1/17	483,582
587,000	Boston Scientific Corp.	6.00	6/15/11	579,088
718,000	Celulosa Arauco	5.63	4/20/15	668,668
193,000	Centex Corp.	6.50	5/1/16	187,538
50,000	Cleveland Electric Illumination	7.43	11/1/09	52,500
990,000	Consumers Energy Corp.	4.00	5/15/10	921,668
870,000	Consumers Energy Corp.	5.00	2/15/12	822,693
5,000	Continental Cablevision	9.00	9/1/08	5,315
398,000	D.R. Horton, Inc.	6.50	4/15/16	381,857
350,000	DaimlerChrysler Holding Corp. NA	4.75	1/15/08	344,277
335,000	DaimlerChrysler Holding Corp. NA (a)	5.68	10/31/08	336,487
720,000	Dobie Center Properties Ltd.*	6.41	5/1/08	731,053
770,000	Dobie Center Properties Ltd.*	6.46	5/1/09	788,385
585,000	Dresdner Funding Trust I*	8.15	6/30/31	652,087
538,000	Embarq Corp.	8.00	6/1/36	540,745
235,000	Entergy Louisiana LLC	6.30	9/1/35	216,075
415,000	Enterprise Products Operating L.P.	4.95	6/1/10	397,767
652,000	Enterprise Products Operating L.P.	7.50	2/1/11	683,785
301,000	Enterprise Products Operating L.P. (b)	5.00	3/1/15	271,820
890,000	ERAC USA Finance Co.*	8.00	1/15/11	961,568
114,000	Erp Operating LP	6.95	3/2/11	118,875
152,000	Farmers Credit Bank of Texas	7.56	11/29/49	158,840
690,000	Farmers Exchange Capital*	7.20	7/15/48	642,563
313,000	Goldman Sachs Group, Inc.	4.75	7/15/13	291,208
1,450,000	Halliburton Co.	6.00	8/1/06	1,450,128
660,000	Harrahs Operating Company, Inc.	5.63	6/1/15	610,450
410,000	Harrahs Operating Company, Inc.	6.50	6/1/16	399,497
57,000	Harrahs Operating Company, Inc.	5.75	10/1/17	51,926

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value

	Corporate Bonds (continued)
$300,000	HSBC Holdings, PLC.	6.50	5/2/36	$294,923
85,000	Hydro-Quebec	8.25	4/15/26	108,906
910,000	ILFC E-Capital Trust II*	6.25	12/21/65	859,783
135,000	Indiana Michigan Power Co.	6.13	12/15/06	135,169
945,000	Lincoln National Corp. (b)	7.00	5/17/66	937,671
1,575,000	Mizuho Finance (Cayman)	8.38	10/27/49	1,650,915
680,000	MMG Fiduciary (AES El Salvador)*	6.75	2/1/16	626,451
1,665,000	MUFG Capital Finance 1 Ltd.	6.35	7/29/49	1,606,042
367,000	Newmont Mining, Inc.	5.88	4/1/35	328,456
1,860,000	Oil Insurance Ltd.*	7.56	6/30/49	1,851,611
475,000	OneAmerica Financial Partners, Inc.*	7.00	10/15/33	465,314
847,000	Pulte Homes, Inc. (b)	7.88	8/1/11	888,960
220,000	Pulte Homes, Inc.	6.25	2/15/13	214,188
900,000	RBS Capital Trust III	5.51	9/29/49	839,057
675,000	Reinsurance Group of America (b)	6.75	12/15/65	621,493
525,000	Residential Capital	6.50	4/17/13	515,207
435,000	Royal Bank of Scotland PLC.	9.12	3/31/49	477,717
967,000	SBC Communications	5.88	2/1/12	958,150
545,000	Sovereign Capital Trust VI	7.91	6/13/36	559,502
515,000	Swiss Re Capital 1 LP*	6.85	5/29/49	505,442
941,000	TCI Communications, Inc.	8.75	8/1/15	1,075,157
295,000	TCI Communications, Inc.	10.13	4/15/22	375,348
120,000	TCI Communications, Inc.	9.88	6/15/22	151,535
895,000	Telecom Italia Capital SA	5.25	11/15/13	827,398
560,000	Telecom Italia Capital SA	4.95	9/30/14	501,344
1,885,000	Telefonica Europe BV	7.75	9/15/10	1,999,695
1,148,000	Time Warner, Inc.	7.63	4/15/31	1,236,080
164,000	Time Warner, Inc.	7.70	5/1/32	178,244
635,000	TXU Australia Holdings*	6.15	11/15/13	631,647
320,000	TXU Energy Co., LLC	7.00	3/15/13	326,636
1,121,000	Tyco International Group SA	6.75	2/15/11	1,156,592
370,000	United Dominion Realty Trust, Series E	3.90	3/15/10	346,707
524,000	Verizon Global Funding Corp.	7.75	12/1/30	565,159
236,000	Verizon New England, Inc.	6.50	9/15/11	236,074
561,000	Viacom, Inc.*	5.75	4/30/11	551,024
514,000	Viacom, Inc.*	6.88	4/30/36	496,041
1,490,000	Wachovia Capital Trust III	5.80	3/15/42	1,445,899
760,000	Westar Energy, Inc.	5.95	1/1/35	683,597
1,235,000	ZFS Finance USA Trust I (b)*	6.15	12/15/65	1,183,218

	Total Corporate Bonds (cost $52,009,616)			50,733,818

	U.S. Government Agency Mortgages — 21.35%
2,657,779	Fannie Mae, Pool #255321	5.50	7/1/24	2,583,480
888,888	Fannie Mae, Pool #255493	5.50	11/1/24	864,038
582,215	Fannie Mae, Pool #255550	5.50	12/1/24	565,938
1,265,527	Fannie Mae, Pool #256116	6.00	2/1/26	1,256,461
1,457,936	Fannie Mae, Pool #380433	6.49	8/1/08	1,468,987
706	Fannie Mae, Pool #560912	9.50	10/1/30	773
9,904	Fannie Mae, Pool #564235	9.00	11/1/30	10,494
435,938	Fannie Mae, Pool #725231	5.00	2/1/34	409,476
1,660,224	Fannie Mae, Pool #725419	4.50	10/1/33	1,504,249
333,190	Fannie Mae, Pool #725456	5.00	5/1/34	312,449

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value

	U.S. Government Agency Mortgages (continued)
$862,549	Fannie Mae, Pool #727437	6.00	3/1/25	$858,702
438,814	Fannie Mae, Pool #741897	5.00	10/1/33	412,178
884,007	Fannie Mae, Pool #744131	6.50	12/1/24	888,731
24,892	Fannie Mae, Pool #747631	6.50	11/1/33	25,079
345,000	Fannie Mae, Pool #872852	6.50	6/1/36	346,844
965,000	Fannie Mae, Pool #872891	6.50	6/1/36	970,157
34,904	Fannie Mae, Series 1998-36, Class J	6.00	7/18/28	34,853
427,348	Fannie Mae, Series 1998-M1, Class A2	6.25	1/25/08	428,132
421,413	Fannie Mae, Series 1998-M6, Class A2	6.32	8/15/08	425,205
768,511	Fannie Mae, Series 2001-14, Class Z	6.00	5/25/31	765,939
35,183	Fannie Mae, Series 2001-60, Class PM	6.00	3/25/30	35,094
55,000	Fannie Mae, Series 2002-11, Class QC	5.50	3/25/17	54,521
51,588	Fannie Mae, Series 2002-56, Class VD	6.00	4/25/20	51,492
149,188	Fannie Mae, Series 2004-W1, Class 1A3	4.49	11/25/43	148,401
1,685,000	Fannie Mae, Series 2004-W10, Class A23	5.00	8/25/34	1,670,860
1,670,000	Fannie Mae, Series 2004-W4, Class A2	5.00	6/25/34	1,647,035
2,276,000	Fannie Mae, Series 2005-12, Class JE	5.00	9/25/33	2,113,326
1,150,000	Fannie Mae, Series 2005-22, Class HE	5.00	10/25/33	1,067,243
455,000	Fannie Mae, Series 2005-29, Class QD	5.00	8/25/33	421,900
555,000	Fannie Mae, Series 2005-44, Class PE	5.00	7/25/33	514,713
149,981	Fannie Mae, Series 2003-W3, Class TU	4.16	6/25/42	149,148
36,448	Freddie Mac, Gold Pool #A15111	6.00	10/1/33	35,995
53,473	Freddie Mac, Gold Pool #A15401	6.50	11/1/33	53,912
1,122,643	Freddie Mac, Gold Pool #A17062	6.00	12/1/33	1,108,699
38,757	Freddie Mac, Series 1977, Class E	7.00	7/15/12	39,091
60,975	Freddie Mac, Series 2278, Class H	6.50	1/15/31	61,602
1,330,000	Freddie Mac, Series 2378, Class PE	5.50	11/15/16	1,322,260
35,000	Freddie Mac, Series 2390, Class CH	5.50	12/15/16	34,579
8,635	Freddie Mac, Series 2497, Class BM	5.00	2/15/22	8,489
1,565,000	Freddie Mac, Series 2512, Class PE	5.50	2/15/22	1,558,002
495,000	Freddie Mac, Series 2533, Class PE	5.50	12/15/21	486,526
376,154	Freddie Mac, Series 2543, Class HG	4.75	9/15/28	370,514
732,652	Freddie Mac, Series 2552, Class KB	4.25	6/15/27	721,721
155,000	Freddie Mac, Series 2640, Class BG	5.00	2/15/32	145,164
1,326,000	Freddie Mac, Series 2721, Class PE	5.00	1/15/23	1,240,815
1,192,000	Freddie Mac, Series 2734, Class PG	5.00	7/15/32	1,113,357
950,000	Freddie Mac, Series 2783, Class PD	5.00	1/15/33	889,963
2,080,000	Freddie Mac, Series 2836, Class EG	5.00	12/15/32	1,937,504
2,080,000	Freddie Mac, Series 2844, Class PD	5.00	12/15/32	1,937,515
1,700,000	Freddie Mac, Series 2864, Class PE	5.00	6/15/33	1,587,598
250,000	Freddie Mac, Series 2869, Class BG	5.00	7/15/33	233,369
1,186,000	Freddie Mac, Series 2915, Class KD	5.00	9/15/33	1,103,688
1,700,000	Freddie Mac, Series 2921, Class NE	5.00	9/15/33	1,574,419
2,215,000	Freddie Mac, Series 2938, Class ND	5.00	10/15/33	2,060,130
1,105,000	Freddie Mac, Series 2941, Class XD	5.00	5/15/33	1,026,875
1,845,000	Freddie Mac, Series 2950, Class ND	5.00	6/15/33	1,714,673
1,340,000	Freddie Mac, Series 3056, Class HD	5.00	2/15/34	1,240,167
1,595,418	Government National Mortgage Association, Pool #616571	6.50	8/20/34	1,609,858
1,425,000	Government National Mortgage Association, Series 2004-11, Class QE	5.00	12/16/32	1,315,516
900,000	Government National Mortgage Association, Series 2004-26, Class GD	5.00	11/16/32	834,392

	Total U.S. Government Agency Mortgages (cost $51,482,588)			49,372,291

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value

	U.S. Treasury Notes — 20.23%
$4,391,000	U.S. Treasury Note (b)	2.88	11/30/06	$4,348,460
25,183,000	U.S. Treasury Note (b)	4.50	11/15/10	24,598,679
1,665,000	U.S. Treasury Note	4.50	2/28/11	1,623,505
886,000	U.S. Treasury Note (b)	4.25	11/15/13	838,447
6,734,000	U.S. Treasury Note (b)	7.25	5/15/16	7,797,238
6,991,000	U.S. Treasury Note (b)	6.00	2/15/26	7,572,672

	Total U.S. Treasury Notes (cost $46,829,650)			46,779,001

	Taxable Municipal Bonds — 4.40%
50,000	Allegheny County Pennsylvania, Residential Finance Authority, Mortgage Revenue, Zero Coupon (FHA)	0.00	8/1/28	9,188
910,000	Calexico California, Community Redevelopment Agency Tax Allocation, Series B (AMBAC)	4.22	8/1/12	871,325
75,000	Clearfield City Utah Multi-Family Revenue, Local Housing	6.65	11/1/07	75,047
45,000	Delaware River Port Authority Revenue, Port District Project, Series A	7.32	1/1/08	46,125
125,000	Denver Colorado City & County Special Facilities Airport Revenue, Series B	7.25	1/1/10	131,250
1,360,000	Essex County New Jersey Import Authority Reference – Taxable – GTD Lease, Series B (AMBAC)	5.10	10/1/29	1,152,599
990,000	Hoboken New Jersey, GO (MBIA)	5.33	2/1/18	956,588
970,000	Houston Texas Apartment Systems Revenue, Rental Car Project (FGIC)	6.88	1/1/28	1,065,788
40,000	Illinois State, GO, Pension Funding	4.95	6/1/23	36,300
40,000	Indiana Bond Bank, Revenue, Series 4 (MBIA)	4.37	7/15/14	36,500
70,000	Los Angeles California Community Redevelopment Agency (MBIA)	5.60	7/1/18	68,075
1,760,000	Los Angeles California Unified School District, GO Series D (AMBAC)	5.06	7/1/09	1,737,999
1,710,000	Norristown Pennsylvania, Series 1998	7.00	10/15/18	1,823,287
920,000	Pico Rivera California, Water Authority	6.45	5/1/09	941,850
140,000	Reno Nevada Redevelopment Agency, Recreational Facility Improvements (RADIAN)	6.75	6/1/07	141,253
1,054,000	Waterbury Connecticut, GO, Series B (FSA)	5.43	4/1/09	1,055,022
35,000	York County Pennsylvania Industrial Development Authority, Economic Development Revenue (FGIC)	6.43	10/1/08	36,138

	Total Taxable Municipal Bonds (cost $10,289,068)			10,184,334

	Asset Backed Securities — 2.96%
44,789	Advanta Mortgage Loan Trust, Series 2000-2, Class A6 (a)	7.72	3/25/15	45,049
626,935	Aegis Asset Backed Securities Trust, Series 2005-5N, Class N1	4.50	10/25/35	619,652
30,152	Ameriquest Finance Nim Trust, Series 2004-RN5, Class A	5.19	6/25/34	30,059
55,787	Centex Home Equity, Series 2002-A, Class AF6	5.54	1/25/32	55,594
1,170,000	Countrywide Asset Backed Certificates, Series 2006-11, Class 1AF6	6.15	9/25/46	1,165,221
40,022	Countrywide Home Loans, Series 2003-BC3, Class N	8.00	9/25/33	40,359
399,755	Credit-Based Asset Servicing & Securities, Series 2004- CB4, Class A3	4.63	5/25/35	397,852
839,997	Credit-Based Asset Servicing & Securities, Series 2005-CB8, Class AF1B (a)	5.45	12/25/35	834,411
88,198	Green Tree Financial Corp., Series 1996-2, Class A4	7.20	4/15/27	89,763
40,000	Greenpoint Manufactured Housing, Series 1999-3, Class 1A7	7.27	6/15/29	40,905
80,545	MMCA Automobile Trust, Series 2002-2, Class A4	4.30	3/15/10	80,473
176,224	MMCA Automobile Trust, Series 2002-4, Class A4	3.05	11/16/09	175,042
119,430	Park Place Securities Net Interest Margin Trust, Series 2005-WCH1, Class A	4.00	2/25/35	119,237
465,442	Park Place Securities Net Interest Margin Trust, Series 2005-WCW1, Class A	4.25	9/25/35	457,939
1,955,000	Renaissance Home Equity Loan Trust, Series 2005-3, Class AF2 (a)	4.72	11/25/35	1,925,266
788,715	WFS Financial Owner Trust, Series 2005-1, Class D	4.09	8/17/12	776,017

	Total Asset Backed Securities (cost $6,924,583)			6,852,839

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2006

Shares		Value

	Money Market — 0.54%
1,244,539	SSgA Prime Money Market Fund	$1,244,539

	Total Money Market (cost $1,244,539)	1,244,539

	Securities Held as Collateral for Securities on Loan — 18.35%
42,436,394	State Street Navigator Securities Lending Prime Portfolio	42,436,394

	Total Securities Held as Collateral for Securities on Loan (cost $42,436,394)	42,436,394

	Total Investments (cost $277,922,291) — 118.02%	272,886,458
	Liabilities in excess of other assets — (18.02)%	(41,670,978)

	Net Assets — 100.00%	$231,215,480

(a)	Variable rate security. The rate reflected in the Schedule of Investments is the rate in effect on June 30, 2006. The maturity date represents the actual maturity date.

(b)	All or part of this security has been loaned as of June 30, 2006.

*	Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities may by resold in transactions exempt from registration, normally to qualified institutional buyers.

AMBAC — American Municipal Bond Assurance Corp.

FHA — Federal Housing Administration

FGIC — Financial Guaranty Insurance Co.

FSA — Financial Security Assurance, Inc.

MBIA — Municipal Bond Insurance Association

RADIAN — Radian Group, Inc.

The table below sets forth the diversification of the corporate bonds held by the Fixed Income Portfolio by industry:

Percentage of Net Assets
Financial Institutions : Banks : Non US Issuers	2.11%
Financial Institutions : Banks : US Issuers	2.35%
Financial Institutions : Brokerage : US Issuers	0.13%
Financial Institutions : Finance : US Issuers	1.28%
Financial Institutions : Insurance : Non US Issuers	1.05%
Financial Institutions : Insurance : US Issuers	3.16%
Industrial : Non US Issuers	2.33%
Industrial : REIT : US	0.21%
Industrial : US Issuers	7.12%
Utility : Non US Issuers	0.57%
Utility : US Issuers	1.64%

Total	21.95%

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	U.S. Government Agency Mortgages — 36.40%
$1,800,000	Fannie Mae (c)	4.00	10/16/06	$1,792,359
3,100,000	Fannie Mae (c)	2.71	1/30/07	3,050,434
1,730,000	Fannie Mae	2.35	4/5/07	1,689,452
2,875,000	Fannie Mae	3.74	2/24/09	2,755,403
665,000	Fannie Mae	3.13	3/16/09	625,798
167,808	Fannie Mae Strip, Series 317, Class 1, PO	0.00	12/1/31	133,049
2,939,980	Fannie Mae Strip, Series 367, Class 2, IO	5.50	1/25/36	819,773
46,643	Fannie Mae, Pool #124836	10.00	5/1/22	51,429
18,060	Fannie Mae, Pool #124911	10.00	3/1/16	19,960
7,967	Fannie Mae, Pool #190535	11.00	1/1/16	8,966
2,924	Fannie Mae, Pool #23	8.50	8/1/11	2,955
21,103	Fannie Mae, Pool #252259	5.50	2/1/14	20,748
18,158	Fannie Mae, Pool #253265	7.50	5/1/30	18,812
11,653	Fannie Mae, Pool #253267	8.50	5/1/30	12,520
114,492	Fannie Mae, Pool #253399	8.50	8/1/30	123,014
23,718	Fannie Mae, Pool #253438	8.50	9/1/30	25,484
8,284	Fannie Mae, Pool #253545	7.00	12/1/30	8,492
29,893	Fannie Mae, Pool #253584	7.50	1/1/31	30,970
32,909	Fannie Mae, Pool #253643	7.50	2/1/31	34,027
185,642	Fannie Mae, Pool #254346	6.50	6/1/32	186,634
21,121	Fannie Mae, Pool #254487	7.50	9/1/32	21,842
246,417	Fannie Mae, Pool #255313	5.50	8/1/34	236,694
61,959	Fannie Mae, Pool #303406	10.00	2/1/25	68,234
5,881	Fannie Mae, Pool #313033	10.00	7/1/17	6,483
11,086	Fannie Mae, Pool #313328	10.00	7/1/18	12,360
59,749	Fannie Mae, Pool #323354	6.00	11/1/28	59,100
12,436	Fannie Mae, Pool #357327	5.00	1/1/18	12,005
33,236	Fannie Mae, Pool #357776	5.50	4/1/20	32,630
6,413	Fannie Mae, Pool #359461	10.50	12/1/17	7,068
45,376	Fannie Mae, Pool #378141	10.00	4/1/19	49,964
32,359	Fannie Mae, Pool #397120	10.00	5/1/21	34,995
853	Fannie Mae, Pool #447140	7.50	11/1/29	884
220,836	Fannie Mae, Pool #482513	5.50	1/1/14	217,126
2,213	Fannie Mae, Pool #50163	10.50	11/1/18	2,510
1,099	Fannie Mae, Pool #511096	7.50	8/1/29	1,139
176,454	Fannie Mae, Pool #514132	7.00	8/1/29	180,904
103,672	Fannie Mae, Pool #514574	7.50	1/1/30	107,482
63,561	Fannie Mae, Pool #534063	7.50	3/1/30	65,908
78,167	Fannie Mae, Pool #535332	8.50	4/1/30	83,947
25,434	Fannie Mae, Pool #535435	8.50	8/1/30	27,327
102,311	Fannie Mae, Pool #535488	8.50	9/1/30	109,925
223,599	Fannie Mae, Pool #535988	7.00	6/1/31	229,101
6,696	Fannie Mae, Pool #536282	8.50	7/1/30	7,194
5,917	Fannie Mae, Pool #54075	8.50	12/1/08	5,933
9,823	Fannie Mae, Pool #541903	7.50	6/1/30	10,177
20,690	Fannie Mae, Pool #545082	7.50	6/1/31	21,435
521,904	Fannie Mae, Pool #545139	7.00	8/1/31	535,013
19,623	Fannie Mae, Pool #545556	7.00	4/1/32	20,106
90,564	Fannie Mae, Pool #545762	6.50	7/1/32	91,363
41,735	Fannie Mae, Pool #546591	8.50	6/1/30	44,842
26,988	Fannie Mae, Pool #548190	7.50	10/1/30	27,961
1,605	Fannie Mae, Pool #549605	8.50	8/1/30	1,724

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	U.S. Government Agency Mortgages (continued)
$40,546	Fannie Mae, Pool #555034	6.00	9/1/17	$40,714
88,347	Fannie Mae, Pool #555144	7.00	10/1/32	90,568
13,464	Fannie Mae, Pool #555494	5.50	5/1/18	13,241
287,682	Fannie Mae, Pool #555531	5.50	6/1/33	277,527
19,787	Fannie Mae, Pool #557160	8.50	12/1/30	21,260
4,368	Fannie Mae, Pool #560534	7.00	11/1/30	4,478
57,058	Fannie Mae, Pool #561883	7.50	11/1/30	59,113
20,873	Fannie Mae, Pool #562906	7.50	3/1/31	21,590
26,682	Fannie Mae, Pool #573752	8.50	2/1/31	28,668
349,986	Fannie Mae, Pool #580515	5.50	4/1/16	344,135
2,535	Fannie Mae, Pool #58253	10.00	10/1/16	2,617
83,641	Fannie Mae, Pool #587815	6.00	8/1/16	83,944
58,712	Fannie Mae, Pool #588099	6.00	7/1/16	58,954
62,741	Fannie Mae, Pool #590944	7.00	8/1/31	64,285
3,617	Fannie Mae, Pool #606565	7.00	10/1/31	3,706
103,934	Fannie Mae, Pool #606964	7.00	10/1/31	106,492
27,438	Fannie Mae, Pool #610381	7.00	10/1/31	28,113
114,527	Fannie Mae, Pool #610995	5.50	11/1/16	112,612
2,919	Fannie Mae, Pool #615206	6.50	11/1/31	2,945
366,591	Fannie Mae, Pool #617271	5.50	1/1/17	360,462
6,139	Fannie Mae, Pool #621535	6.50	3/1/32	6,193
128,647	Fannie Mae, Pool #625030	6.50	1/1/32	129,820
82,583	Fannie Mae, Pool #632165	6.00	5/1/17	82,898
34,057	Fannie Mae, Pool #653877	6.50	8/1/32	34,358
348,223	Fannie Mae, Pool #654790	6.50	8/1/32	350,084
84,189	Fannie Mae, Pool #664747	6.00	10/1/17	84,511
24,407	Fannie Mae, Pool #666705	5.50	11/1/17	24,003
82,746	Fannie Mae, Pool #677840	6.00	1/1/18	83,062
513,320	Fannie Mae, Pool #683287	5.50	2/1/18	504,618
592,055	Fannie Mae, Pool #688729	5.50	3/1/18	581,158
4,110,507	Fannie Mae, Pool #725027	5.00	11/1/33	3,861,005
393,621	Fannie Mae, Pool #725162	6.00	2/1/34	388,626
179,744	Fannie Mae, Pool #725418	6.50	5/1/34	180,705
396,278	Fannie Mae, Pool #725424	5.50	4/1/34	380,642
886,889	Fannie Mae, Pool #725704	6.00	8/1/34	875,637
2,463,257	Fannie Mae, Pool #725946	5.50	11/1/34	2,372,245
424,988	Fannie Mae, Pool #727384	4.50	9/1/18	401,687
73,496	Fannie Mae, Pool #731076	5.50	7/1/18	72,143
76,930	Fannie Mae, Pool #735611	5.50	3/1/20	75,657
48,695	Fannie Mae, Pool #737287	5.00	6/1/18	47,004
99,071	Fannie Mae, Pool #740710	4.50	9/1/18	93,639
855,540	Fannie Mae, Pool #741732	5.00	11/1/18	825,815
1,051,644	Fannie Mae, Pool #745140	5.00	11/1/35	983,681
2,068,367	Fannie Mae, Pool #745412	5.50	12/1/35	1,991,946
1,965,479	Fannie Mae, Pool #745592	5.00	1/1/21	1,897,191
1,999,999	Fannie Mae, Pool #761240	4.00	6/1/19	1,847,617
300,177	Fannie Mae, Pool #782586	5.00	6/1/19	289,118
48,006	Fannie Mae, Pool #784200	5.00	6/1/19	46,237
448,740	Fannie Mae, Pool #788210	5.50	2/1/21	440,481
2,430,240	Fannie Mae, Pool #819432 (a)	4.61	3/1/35	2,364,183
1,999,999	Fannie Mae, Pool #838926	5.50	8/1/35	1,922,344
99,652	Fannie Mae, Pool #845429	5.50	1/1/21	97,817

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	U.S. Government Agency Mortgages (continued)
$3,667,240	Fannie Mae, Pool #872818	6.00	6/1/21	$3,682,375
2,000,000	Fannie Mae, Pool #883002	6.00	7/1/21	2,008,254
310,024	Fannie Mae, Series 1996-48, Class Z	7.00	11/25/26	317,120
290,000	Fannie Mae, Series 2003-16, Class BC	5.00	3/25/18	273,489
785,786	Fannie Mae, Series 2004-28, Class PB	6.00	8/25/28	785,871
526,628	Fannie Mae, Series 2004-88, Class HA	6.50	7/25/34	533,732
1,569,060	Fannie Mae, Series 2004-99, Class AO	5.50	1/25/34	1,545,091
963,798	Fannie Mae, Series 2005-3, Class AP	5.50	2/25/35	952,521
9,300,000	Fannie Mae, TBA	5.50	7/18/21	9,125,624
5,000,000	Fannie Mae, TBA	6.00	7/18/21	5,017,189
5,000,000	Fannie Mae, TBA	6.00	6/13/36	4,920,310
2,700,000	Fannie Mae, TBA	4.50	7/13/36	2,446,033
2,738,402	Freddie Mac Strip, Series 231, Class IO	5.50	8/1/35	742,152
2,056,576	Freddie Mac Strip, Series 232, Class IO	5.00	8/1/35	545,125
80,320	Freddie Mac, Gold Pool #170199	9.50	10/1/16	86,883
13,186	Freddie Mac, Gold Pool #183455	12.00	12/1/10	14,567
4,890	Freddie Mac, Gold Pool #360019	10.50	12/1/17	5,464
8,487	Freddie Mac, Gold Pool #555285	10.00	4/1/16	8,867
834,538	Freddie Mac, Gold Pool #A12118	5.00	8/1/33	783,132
210,712	Freddie Mac, Gold Pool #B13607	4.50	4/1/19	199,181
421,864	Freddie Mac, Gold Pool #B19026	4.50	3/1/20	398,287
8,782	Freddie Mac, Gold Pool #C01104	8.00	12/1/30	9,264
44,676	Freddie Mac, Gold Pool #C01187	7.50	5/1/31	46,250
52,587	Freddie Mac, Gold Pool #C01372	7.50	5/1/32	54,418
276	Freddie Mac, Gold Pool #C35806	7.50	2/1/30	285
15,582	Freddie Mac, Gold Pool #C41019	8.00	8/1/30	16,436
22,697	Freddie Mac, Gold Pool #C41473	7.50	8/1/30	23,497
31,735	Freddie Mac, Gold Pool #C41513	8.00	8/1/30	33,475
5,464	Freddie Mac, Gold Pool #C41563	8.00	8/1/30	5,764
8,531	Freddie Mac, Gold Pool #C47558	7.50	2/1/31	8,831
6,070	Freddie Mac, Gold Pool #C48206	7.50	3/1/31	6,284
54,638	Freddie Mac, Gold Pool #C50601	8.00	4/1/31	57,609
34,721	Freddie Mac, Gold Pool #C58121	7.50	9/1/31	35,935
24,737	Freddie Mac, Gold Pool #C59301	7.50	10/1/31	25,602
7,234	Freddie Mac, Gold Pool #C65032	7.50	2/1/32	7,486
11,896	Freddie Mac, Gold Pool #C67274	7.50	5/1/32	12,310
61,646	Freddie Mac, Gold Pool #C68001	7.00	6/1/32	63,155
33,842	Freddie Mac, Gold Pool #D11089	9.50	10/1/17	36,494
234,464	Freddie Mac, Gold Pool #E00627	5.50	2/1/14	230,361
181,781	Freddie Mac, Gold Pool #E01137	6.00	3/1/17	182,116
68,799	Freddie Mac, Gold Pool #E84261	6.00	7/1/16	68,926
16,227	Freddie Mac, Gold Pool #E89400	6.00	4/1/17	16,258
80,621	Freddie Mac, Gold Pool #E90895	6.00	7/1/17	80,779
149,373	Freddie Mac, Gold Pool #E91323	6.00	9/1/17	149,666
4,639	Freddie Mac, Gold Pool #G01135	8.00	9/1/30	4,894
5,606	Freddie Mac, Gold Pool #G01311	7.00	9/1/31	5,745
45,343	Freddie Mac, Gold Pool #G01391	7.00	4/1/32	46,466
2,314,542	Freddie Mac, Gold Pool #G11720	4.50	8/1/20	2,187,892
258,649	Freddie Mac, Gold Pool #G11742	5.00	7/1/20	249,332
1,152,490	Freddie Mac, Gold Pool #G11777	5.00	10/1/20	1,109,600
94,364	Freddie Mac, Gold Pool #G11879	5.00	10/1/20	90,853
1,145,215	Freddie Mac, Gold Pool #G11880	5.00	12/1/20	1,102,597

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	U.S. Government Agency Mortgages (continued)
$183,987	Freddie Mac, Gold Pool #J00106	4.50	9/1/20	$173,705
434,645	Freddie Mac, Gold Pool #J00773	5.00	12/1/20	418,470
140,456	Freddie Mac, Gold Pool #J02720	4.50	11/1/20	132,607
495,836	Freddie Mac, Gold Pool #M80813	4.00	4/1/10	467,229
640,000	Freddie Mac, Series 2538, Class CB	5.00	12/15/17	615,393
897,886	Freddie Mac, Series 2864, Class NA	5.50	1/15/31	889,370
2,406,054	Freddie Mac, Series 2966, Class NW	5.00	8/15/25	2,373,134
1,142,114	Freddie Mac, Series 2973, Class EB	5.50	4/15/35	1,130,391
1,374,093	Freddie Mac, Series 3131, Class MA	5.50	11/15/27	1,366,397
2,127,468	Freddie Mac, Series 3138, Class PA	5.50	2/15/27	2,113,303
1,000,000	Freddie Mac, TBA	5.00	7/13/36	933,750
1,000,000	Freddie Mac, TBA	5.50	7/13/36	960,312
300,000	Freddie Mac, TBA	6.00	7/13/36	295,313
7,686	Government National Mortgage Association, Pool #112784	12.00	2/15/14	8,561
3,831	Government National Mortgage Association, Pool #1277	11.50	9/20/19	4,013
27,083	Government National Mortgage Association, Pool #129961	11.00	8/15/15	30,779
25,389	Government National Mortgage Association, Pool #156617	11.00	1/15/16	28,840
12,450	Government National Mortgage Association, Pool #36890	10.00	11/15/09	13,052
5,048	Government National Mortgage Association, Pool #38484	11.00	3/15/10	5,393
5,477	Government National Mortgage Association, Pool #41625	11.00	7/15/10	5,851
5,140	Government National Mortgage Association, Pool #42444	11.00	9/15/10	5,491
9,738	Government National Mortgage Association, Pool #42710	11.00	9/15/10	10,403
7,202	Government National Mortgage Association, Pool #43080	11.00	8/15/10	7,694
448	Government National Mortgage Association, Pool #43285	11.00	8/15/10	479
41,331	Government National Mortgage Association, Pool #45290	11.00	12/15/10	44,151
15,037	Government National Mortgage Association, Pool #488233	6.00	4/15/29	14,953
7,253	Government National Mortgage Association, Pool #497630	6.00	2/15/29	7,213
3,088	Government National Mortgage Association, Pool #545212	7.00	12/15/30	3,187
12,176	Government National Mortgage Association, Pool #58625	12.00	11/15/12	13,947
266,473	Government National Mortgage Association, Pool #604791	5.50	11/15/33	258,612
62,777	Government National Mortgage Association, Pool #637301	6.50	11/15/34	63,580
12,771	Government National Mortgage Association, Pool #70492	12.00	9/15/13	14,763
18,646	Government National Mortgage Association, Pool #71155	12.00	8/15/13	21,565
19,504	Government National Mortgage Association, Pool #780315	9.50	12/15/17	21,087
14,104	Government National Mortgage Association, Pool #780384	11.00	12/15/17	15,861
49,295	Government National Mortgage Association, Pool #780554	10.00	5/15/19	53,742
10,674	Government National Mortgage Association, Pool #780609	9.50	9/15/22	11,726
110,929	Government National Mortgage Association, Pool #781548	7.00	11/15/32	114,458
9,023	Government National Mortgage Association, Pool #80094 (a)	4.75	7/20/27	8,970
18,197	Government National Mortgage Association, Pool #80114 (a)	4.75	9/20/27	18,246
27,477	Government National Mortgage Association, Pool #80123 (a)	5.13	10/20/27	27,626
24,915	Government National Mortgage Association, Pool #80137 (a)	5.13	11/20/27	25,050
8,351	Government National Mortgage Association, Pool #80145 (a)	5.13	12/20/27	8,397
10,288	Government National Mortgage Association, Pool #80156 (a)	5.38	1/20/28	10,322
953,606	Government National Mortgage Association, Pool #80916 (a)	3.75	5/20/34	926,394
33,118	Government National Mortgage Association, Pool #8585 (a)	5.38	1/20/25	33,274
84,959	Government National Mortgage Association, Pool #8595 (a)	5.38	2/20/25	85,332
26,500	Government National Mortgage Association, Pool #8611 (a)	5.38	3/20/25	26,627
41,545	Government National Mortgage Association, Pool #8621 (a)	4.38	4/20/25	41,125
81,668	Government National Mortgage Association, Pool #8631 (a)	4.38	5/20/25	80,842
23,178	Government National Mortgage Association, Pool #8644 (a)	4.38	6/20/25	23,231
23,650	Government National Mortgage Association, Pool #8664 (a)	4.75	7/20/25	23,742

	Total U.S. Government Agency Mortgages (cost $94,425,351)			93,153,004

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Collateralized Mortgage Obligations — 23.42%
$625,000	Asset Securitization Corp., Series 1997-D5, Class A1C	6.75	2/14/43	$633,006
1,141,679	Banc of America Commercial Mortgage, Inc., Series 2001-1, Class A2	6.50	4/15/36	1,171,905
1,385,000	Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class A4	6.19	6/11/35	1,410,044
466,870	Bank of America Alternative Loan Trust, Series 2004-5, Class 4A1	5.00	6/25/19	456,686
509,866	Bank of America Alternative Loan Trust, Series 2004-6, Class 4A1	5.00	7/25/19	490,853
1,300,000	Bank of America Commercial Mortgage, Inc., Series 2005-1, Class A4 (a)	5.04	11/10/42	1,256,299
1,500,000	Bank of America-First Union NB, Series 2001-3, Class A2	5.46	4/11/37	1,478,591
1,190,000	Bear Stearns Commerical Mortgage Securities Corp., Series 2005-PWR7, Class A2	4.95	2/11/41	1,143,874
1,805,682	Chase Commercial Mortgage Securities Corp., Series 1997-2, Class A2	6.60	12/19/29	1,818,043
220,000	Chase Commercial Mortgage Securities Corp., Series 1999-2, Class A2	7.20	1/15/32	229,093
453,737	Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A2	7.76	4/15/32	476,193
1,640,000	Commercial Mortgage Pass-Through Certificate, Series 2000-C1, Class A2	7.42	8/15/33	1,711,796
868,474	Commericial Mortgage Acceptance Corp., Series 1998-C2, Class A2	6.03	9/15/30	871,426
2,722,590	Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1A10	5.50	5/25/36	2,695,860
1,917,063	Countrywide Asset-Backed Certificiates, Series 2005-IM3, Class A1 (a)	5.44	3/25/36	1,917,380
1,160,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	4.83	4/15/37	1,077,260
1,660,000	CS First Boston Mortgage Securities Corp, Series 2003-C3, Class A5	3.94	5/15/38	1,486,193
2,983,465	CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A2	6.30	11/11/30	3,018,559
1,660,000	CS Frist Boston Mortgage Securities Corp., Series 2002-CP3, Class A3	5.60	7/15/35	1,645,206
275,000	DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A1B	6.46	3/10/32	279,726
1,570,000	First Union National Bank Commercial Mortgage, Series 2001-C2, Class A2	6.66	1/12/43	1,623,800
1,703,803	First Union National Bank Commercial Mortgage, Series 2001-C4, Class A1	5.67	12/12/33	1,702,725
1,825,000	GE Capital Commerical Mortgage Corp., Series 2002-3A, Class A2	5.00	12/10/37	1,755,471
228,507	General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 1999-C1, Class A2	6.18	5/15/33	230,541
350,000	General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 1999-C2, Class A2	6.95	9/15/33	360,022
788,666	General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 1999-C3, Class A2	7.18	8/15/36	816,222
823,330	General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 2000-C2, Class A2	7.46	8/16/33	865,878
960,000	General Motors Acceptance Corp. Commerical Mortgage Securities, Inc., Series 2000-C1, Class A2	7.72	3/15/33	1,014,059
1,417,313	GS Mortgage Securities Corp. II, Series 1998-C1, Class A3	6.14	10/18/30	1,425,675
985,000	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A4	4.96	8/10/38	952,134
625,000	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4 (a)	5.55	4/10/38	609,895
1,816,540	GSR Mortgage Loan Trust, Series 2004-9, Class 4A1 (a)	4.06	8/25/34	1,752,056
1,138,341	Homebanc Mortgage Trust, Series 2005-4, Class A1 (a)	5.59	10/25/35	1,139,996
270,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3	6.26	3/15/33	275,447
1,280,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class AM	4.78	7/15/42	1,177,795
1,080,000	JP Morgan Chase Commerical Mortgage Securities Corp., Series 2004-CBX, Class A5	4.65	1/12/37	1,018,129
764,884	JP Morgan Commerical Mortgage Finance Corp., Series 2000-C10, Class A2	7.37	8/15/32	800,255
220	Kidder Peabody Mortgage Assets Trust, Series B, Class A2, IO	9.50	4/22/18	48
710,000	LB - UBS Commercial Mortgage Trust, Series 2000-C4, Class A2	7.37	8/15/26	747,379
1,150,000	LB -UBS Commercial Mortgage Trust, Series 2001-C2, Class A2	6.65	11/15/27	1,190,906
868,490	LB Commercial Conduit Mortgage Trust, Series 1998-C4, Class A1B	6.21	10/15/35	876,337
1,960,184	LB Commercial Conduit Mortgage Trust, Series 1998-C4, Class A2	6.30	10/15/35	1,981,874
1,223,669	Lehman Mortgage Trust, Series 2005-2, Class 2A3	5.50	12/25/35	1,211,260
486,545	Master Alternative Loans Trust, Series 2004-4, Class 1A1	5.50	5/25/34	472,792
207,888	Morgan Stanley Capital I, Series 1998-HF2, Class A2	6.48	11/15/30	210,361
1,758,209	Mortgage Capital Funding, Inc., Series 1998-MC1, Class A2	6.66	3/18/30	1,771,633
1,760,674	Nationslink Funding Corp., Series 1998-1, Class A3	6.40	3/20/30	1,767,177

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Collateralized Mortgage Obligations (continued)
$1,344,089	Nationslink Funding Corp., Series 1999-1, Class A2	6.32	1/20/31	$1,357,467
1,243,519	Salomon Brothers Mortgage Securities VII, Series 1999-C1, Class A2 (a)	7.15	5/18/32	1,274,929
1,281,948	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19X5, Class 1A1 (a)	5.64	10/25/35	1,288,610
783,966	Structured Asset Receivable Trust, Series 2003-2 (a)	5.60	1/21/09	783,966
875,000	Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A4	5.01	12/15/35	830,256
1,450,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A7 (a)	5.12	7/15/42	1,371,984

	Total Collateralized Mortgage Obligations (cost $61,938,055)			59,925,072

	Corporate Bonds — 17.44%
495,000	Aetna, Inc.	6.63	6/15/36	489,630
330,000	Ameriprise Financial, Inc.	7.52	6/1/66	331,998
170,000	Associates Corp. NA (b)	6.25	11/1/08	172,111
175,000	Avalon Bay Communities, Inc. (b)	7.50	12/15/10	185,521
545,000	Bank of America Corp.	7.80	2/15/10	581,788
620,000	Bank of America Corp.	4.50	8/1/10	594,532
275,000	Bank of New York	3.80	2/1/08	267,601
3,670,000	Barclays Bank PLC NY (a)	5.32	3/13/09	3,667,476
200,000	Belvoir Land LLC*	5.27	12/15/47	171,472
260,000	Berkshire Hathaway Finance Corp.	3.40	7/2/07	254,525
325,000	Berkshire Hathaway Finance Corp. (b)	3.38	10/15/08	309,406
385,000	Berkshire Hathaway Finance Corp.	4.13	1/15/10	366,282
60,000	Bristol-Myers Squibb	6.88	8/1/97	61,014
250,000	Carolina Power & Light	6.13	9/15/33	241,354
225,000	Centerpoint Energy Resources Corp.	6.15	5/1/16	221,902
365,000	Citigroup, Inc.	3.50	2/1/08	353,461
1,120,000	Citigroup, Inc.	3.63	2/9/09	1,066,663
785,000	Citigroup, Inc.	4.25	7/29/09	755,300
1,335,000	Citigroup, Inc.	4.13	2/22/10	1,269,234
70,000	Citigroup, Inc. (c)	4.63	8/3/10	67,437
985,000	Comcast Cable Communications Holdings	8.38	3/15/13	1,093,980
170,000	Comcast Corp.	7.63	2/15/08	174,230
75,000	Comcast Corp. (c)	7.05	3/15/33	76,086
375,000	Comcast Corp.	6.50	11/15/35	353,989
25,000	Consolidated Natural Gas, Series A	5.00	3/1/14	23,136
125,000	Consolidated Natural Gas, Series C	6.25	11/1/11	126,222
140,000	Daimler Chrysler — AG	7.45	3/1/27	142,353
850,000	Depfa ACS Bank*	4.25	8/16/10	811,334
475,000	Deutsche Bank AG-NY (a)	3.84	3/15/07	473,447
95,000	Devon Financing Corp., ULC	7.88	9/30/31	108,487
250,000	Dominion Resources, Inc.	7.20	9/15/14	262,664
85,000	Dominion Resources, Inc., Series A	8.13	6/15/10	91,222
125,000	Enterprise Products Operations	4.00	10/15/07	121,622
50,000	Federated Department Stores	6.79	7/15/27	49,230
200,000	Florida Power and Light Co.	4.95	6/1/35	165,897
3,625,000	General Electric Capital Corp.	3.45	1/15/08	3,622,583
640,000	General Electric Capital Corp. (c)	4.13	9/1/09	613,021
2,195,000	General Electric Captial Corp.	5.00	11/15/11	2,122,897
50,000	GTE Corp.	6.94	4/15/28	48,847
325,000	Halliburton Co.	5.50	10/15/10	321,927
125,000	Halliburton Co.*	7.60	8/15/96	137,639
2,025,000	HSBC Bank USA	3.87	6/7/07	1,991,397
200,000	HSBC Finance Corp.	4.75	5/15/09	195,284

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Corporate Bonds (continued)
$290,000	Irwin Land LLC*	5.30	12/15/35	$257,752
200,000	Irwin Land LLC, Series A-1*	5.03	12/15/25	178,520
360,000	JP Morgan Chase & Co.	5.35	3/1/07	359,265
210,000	Lehman Brothers Holdings	7.88	8/15/10	225,973
425,000	Lincoln National Corp. (c)	7.00	5/17/66	421,704
108,000	Massachusetts Mutual Life*	7.63	11/15/23	124,334
50,000	May Department Stores Co.	6.65	7/15/24	48,972
35,000	May Department Stores Co.	7.88	3/1/30	38,467
35,000	May Department Stores Co.	6.70	7/15/34	34,178
125,000	May Department Stores Co.	8.13	8/15/35	131,765
475,000	Monumental Global Funding*	5.20	1/30/07	473,856
3,245,000	Morgan Stanley (a)	5.29	3/7/08	3,245,046
350,000	Morgan Stanley	5.05	1/21/11	339,437
200,000	Morgan Stanley	6.75	4/15/11	207,645
40,000	New Jersey Bell Telephone	7.85	11/15/29	41,531
225,000	News America Holdings	8.50	2/23/25	254,279
55,000	News America Holdings	8.45	8/1/34	61,847
210,000	News America Holdings (c)	8.15	10/17/36	231,074
100,000	News America, Inc.	7.30	4/30/28	101,406
25,000	News America, Inc.	7.28	6/30/28	25,274
110,000	News America, Inc. (c)	7.63	11/30/28	116,457
470,000	Northrop Grumman Corp.	4.08	11/16/06	467,316
150,000	Ohana Military Communities LLC, Housing Revenue, Series A, Class I	6.19	4/1/49	147,396
685,000	Oracle Corp./Ozark Holding*	5.25	1/15/16	641,509
60,000	Phillips Petroleum Co.	7.00	3/30/29	65,802
325,000	Pricoa Global Funding I*	4.35	6/15/08	316,491
255,000	Prologis 2006	5.50	4/1/12	248,249
450,000	RBS Capital Trust III	5.51	9/29/49	419,529
75,000	Resolution Funding Corp., Zero Coupon	0.00	7/15/18	39,208
75,000	Resolution Funding Corp., Zero Coupon	0.00	10/15/18	38,668
350,000	Rouse Co.	5.38	11/26/13	314,063
1,050,000	SBC Communications, Inc.*	4.21	6/5/07	1,035,521
474,059	Small Business Administration	4.52	2/10/13	444,695
673,948	Small Business Administration	4.50	2/10/14	634,428
90,000	Sprint Capital Corp.	8.75	3/15/32	108,531
415,000	Suntrust Bank	3.63	10/15/07	404,510
160,000	Suntrust Bank	4.00	10/15/08	154,490
275,000	Suntrust Bank	4.42	6/15/09	266,098
170,000	TCI Communications, Inc.	7.88	8/1/13	183,134
10,000	TCI Communications, Inc.	7.88	2/15/26	10,768
375,000	TIAA Global Markets*	5.00	3/1/07	372,958
150,000	Time Warner Entertainment	8.38	3/15/23	166,875
115,000	Time Warner, Inc.	7.57	2/1/24	122,173
200,000	Time Warner, Inc.	6.95	1/15/28	199,353
300,000	Time Warner, Inc.	6.63	5/15/29	288,251
35,000	Time Warner, Inc. (b)	7.63	4/15/31	37,685
620,000	Toll Brothers Finance Corp.	6.88	11/15/12	617,645
30,000	Turner Broadcasting Co.	8.38	7/1/13	33,014
275,000	Unitedhealth Group	5.80	3/15/36	246,150
55,000	US Bancorop, Series MTNN	3.95	8/23/07	53,832
300,000	US Bank NA	2.40	3/12/07	292,982
700,000	US Bank NA	4.40	8/15/08	684,654

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Corporate Bonds (continued)
$240,000	USAA Capital Corp.*	4.00	12/10/07	$234,319
370,000	USB Capital IX	6.19	4/15/42	361,819
425,000	Verizon Virginia, Inc.	4.63	3/15/13	381,867
110,000	Wachovia Bank NA	4.38	8/15/08	107,238
895,000	Wachovia Capital Trust III	5.80	3/15/42	868,510
280,000	Wachovia Corp.	6.30	4/15/08	283,800
85,000	Wellpoint, Inc.	5.95	12/15/34	78,047
155,000	Wellpoint, Inc.	5.85	1/15/36	138,505
480,000	Wells Fargo Co.	4.20	1/15/10	458,698
750,000	Wells Fargo Co.	4.63	8/9/10	723,505
210,000	Wells Fargo Co.	4.88	1/12/11	203,462
275,000	Wyeth	5.50	2/15/16	262,540

	Total Corporate Bonds (cost $45,783,752)			44,633,271

	Asset Backed Securities — 16.61%
1,601,293	Bear Stearns Asset Backed Securities, Inc., Series 2006-EC1, Class A1 (a)	5.40	12/25/35	1,601,579
1,825,000	Capital Auto Receivables Asset Trust, Series 2005-1, Class A4	4.05	7/15/09	1,797,644
2,175,000	Chase Credit Card Master Trust, Series 2001-6, Class A (a)	5.33	3/16/09	2,176,089
1,475,000	Chase Issuance Trust, Series 2004-A9, Class A9	3.22	6/15/10	1,432,376
1,725,000	Chase Issuance Trust, Series 2006-A3, Class A3 (a)	5.19	7/15/11	1,724,465
2,000,000	Chase Manhattan Auto Owner Trust, Series 2006-A, Class A3	5.34	7/15/10	1,993,349
1,025,000	Citibank Credit Card Issuance Trust, Series 2003-A6, Class A6	2.90	5/17/10	976,961
1,800,000	Citibank Credit Card Issuance Trust, Series 2004-A1, Class A1	2.55	1/20/09	1,771,293
1,825,000	Citibank Credit Card Issuance Trust, Series 2004-A4, Class A4	3.20	8/24/09	1,775,529
574,618	Countrywide Asset-Backed Certificates, Series 2004-14, Class A4 (a)	5.60	6/25/35	576,529
1,103,521	Countrywide Asset-Backed Certificates, Series 2005-12, Class 2A1 (a)	5.43	2/25/36	1,103,648
1,226,409	Ford Credit Auto Owner Trust, Series 2004-A, Class A3	2.93	3/15/08	1,214,537
1,919,426	Ford Credit Auto Owner Trust, Series 2005-A, Class A3	3.48	11/15/08	1,899,133
1,800,000	Ford Credit Auto Owner Trust, Series 2005-B, Class A3	4.17	1/15/09	1,781,398
1,975,000	Ford Credit Auto Owner Trust, Series 2005-C, Class A3	4.30	8/15/09	1,940,161
2,150,000	Honda Auto Recievables Owner Trust, Series 2006-1, Class A3	5.07	2/18/10	2,133,315
2,650,000	MBNA Credit Card Master Note Trust, Series 2003-A9, Class A9 (a)	5.33	2/15/11	2,657,084
1,450,000	MBNA Credit Card Master Note Trust, Series 2004-A4, Class A4	2.70	9/15/09	1,418,671
2,100,000	MBNA Credit Card Master Note Trust, Series 2006-A1, Class A1	4.90	7/15/11	2,069,624
2,675,000	MBNA Credit Card Master Note Trust, Series 2006-A4, Class A4 (a)	5.08	9/15/11	2,675,000
460,000	MBNA Master Credit Card Trust, Series 1999-B, Class A	5.90	8/15/11	464,708
1,704,832	Nomura Home Equity Loan, Inc., Series 2006-HE1, Class A1 (a)	5.40	2/25/36	1,705,200
1,203,115	SLM Student Loan Trust, Series 2003-4, Class A3 (a)	5.43	12/15/15	1,203,882
557,332	SLM Student Loan Trust, Series 2004-9, Class A2 (a)	5.12	10/25/12	556,401
1,900,000	SLM Student Loan Trust, Series 2005-6, Class A58 (a)	5.11	7/27/26	1,901,109
1,950,000	Wachovia Auto Owner Trust, Series 2006-A, Class A4	5.38	3/20/13	1,949,396

	Total Asset Backed Securities (cost $42,821,764)			42,499,081

	Foreign Bonds — 4.23%
875,000	Aid-Israel	5.50	4/26/24	868,158
380,000	Aid-Israel	5.50	9/18/33	374,221
460,000	Bank of Scotland Treasury Services*	3.50	11/30/07	447,261
40,000	BSKYB Finance UK PLC*	6.50	10/15/35	37,057
50,000	Canadian National Railways	6.25	8/1/34	50,601
145,000	Deutsche Telekom International Finance	8.25	6/15/30	167,410
995,000	Eksportsfinans	3.38	1/15/08	964,250
25,000	Encana Holdings Financial Corp.	5.80	5/1/14	24,447

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2006

Shares or Principal Amount		Rate %	Maturity Date	Value
	Foreign Bonds (continued)
$285,000	HBOS PLC*	5.92	10/1/15	$262,562
210,000	HBOS Treasury Services PLC*	3.60	8/15/07	205,408
1,000,000	L-Bank BW Foerderbank	4.25	9/15/10	956,655
225,000	National Westminster Bank	7.38	10/1/09	238,246
525,000	Nationwide Building Society*	3.50	7/31/07	513,411
250,000	Nationwide Building Society*	4.25	2/1/10	238,030
275,000	Scottish Power PLC	4.91	3/15/10	265,974
5,000	Suncor Energy, Inc., Yankee	5.95	12/1/34	4,808
50,000	Telecom Italia Capital	6.00	9/30/34	43,171
225,000	Telefonica Emisiones S.A.U.	6.42	6/20/16	224,533
350,000	Telefonica Emisiones S.A.U.	7.05	6/20/36	349,809
150,000	Telefonica Europe BV	7.75	9/15/10	159,127
405,000	Tyco International Group SA, Yankee	6.38	10/15/11	413,253
395,000	United Mexican States	6.38	1/16/13	395,988
270,000	United Mexican States	6.63	3/3/15	273,375
150,000	United Mexican States	8.13	12/30/19	169,500
505,000	United Mexican States (c)	8.00	9/24/22	563,075
1,150,000	Vodafone Group PLC (a)	5.56	6/29/07	1,149,640
1,085,000	Vodafone Group PLC (a)	5.59	12/28/07	1,084,753
290,000	Vodafone Group PLC	7.75	2/15/10	306,509
90,000	Vodafone Group PLC (c)	5.00	9/15/15	81,402

	Total Foreign Bonds (cost $10,926,191)			10,832,634

	U.S. Government Agency Discount Notes — 1.25%
3,200,000	Federal Home Loan Bank (cost $3,199,147)	0.00	7/3/06	3,200,000

	U.S. Treasury Notes — 1.21%
1,500,000	U.S. Treasury Notes Strip, PO (c)	0.00	11/15/21	662,435
7,455,000	U.S. Treasury Notes Strip, PO Series SO (c)	0.00	11/15/27	2,432,976

	Total U.S. Government Agency Discount Notes (cost $3,352,560)			3,095,411

	Short -Term Investments — 0.03%
70,222	Eurodollar Time Deposit (cost $70,222)	4.25	7/3/06	70,222

	Securities Held as Collateral for Securities on Loan — 3.96%
10,140,571	State Street Navigator Securities Lending Prime Portfolio (cost $10,140,571)			10,140,571

	Total Investments (cost $272,657,613) — 104.55%			267,549,266
	Liabilities in excess of other assets — (4.55)%			(11,638,495)

	Net Assets — 100.00%			$255,910,771

(a)	Variable rate security. The rate reflected in the Schedule of Investments is the rate in effect on June 30, 2006. The maturity date represents the actual maturity date.

(b)	All or part of this security has been pledged as collateral for Futures and Options contracts held by the Fund.

(c)	All or part of this security has been placed on loan as of June 30, 2006.

*	Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities may by resold in transactions exempt from registration, normally to qualified institutional buyers.

IO — Interest Only

PO — Principal Only

TBA — Security in subject to delayed delivery

ULC — Underwriter’s Laboratories of Canada

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2006

The table below sets forth the diversification of the Fund’s corporate bonds by Industry:

Industry	Percent of Net Assets
Aerospace & Defense	0.18%
Automotive	0.06%
Banking & Finance	12.47%
Computer Hardware & Software	0.25%
Construction	0.24%
Insurance	0.35%
Medical	0.50%
Multimedia	1.47%
Oil & Gas	0.30%
Real Estate	0.51%
Retail	0.12%
Telecommunications	0.63%
Utilities	0.36%

Total	17.44%

Futures

Number of Contracts	Futures Contracts Long	Market Value	Expiration Date	Unrealized Gain/ (Loss)
201	U.S. Treasury 10 Year Note	$21,076,734	Sept 2006	$(34,844)
227	U.S. Treasury Long Bond	$24,210,969	Sept 2006	$(201,390)

	Total Unrealized (Loss)			$(236,234)

Number of Contracts	Futures Contracts Short	Market Value	Expiration Date	Unrealized Gain/ (Loss)
(167)	U.S. Treasury 5 Year Note	$(17,268,844)	Sept 2006	$60,540

	Total Unrealized Gain			$60,540

	Net Unrealized (Loss)			$(175,694)

Foreign Currency Contracts

Contract Amount (Local Currency)	Currency	Trade Date	Settlement Date	Value on Trade Date	Value on 6/30/2006	Unrealized Gain/ (Loss)
	Currencies Purchased
13,664	Euro	6/19/2006	7/20/2006	$17,293	$17,501	$208
2,295,400	Euro	6/20/2006	7/20/2006	2,891,116	2,939,959	$48,843
284,334	Euro	6/20/2006	7/20/2006	358,184	364,176	$5,992

	Total Currencies Purchased			$3,266,593	$3,321,636	$55,043

	Currencies Sold
2,561,898	Euro	6/19/2006	7/20/2006	$3,251,125	$3,281,291	$(30,166)
31,500	Euro	6/20/2006	7/20/2006	39,659	40,345	$(686)

	Total Currencies Sold			$3,290,784	$3,321,636	$(30,852)

	Net Unrealized Gain					$24,191

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2006

Contracts	Description	Value
	Call Options Written
24	September 2006 10-Year U.S. Treasury Note Future Expires 8/25/06, strike price $110	$(375)

	Total Call Options Written (premiums received $11,964)	$(375)

	Put Options Written
24	September 2006 10-Year U.S. Treasury Note Future Expires 8/25/06, strike price $106	$(33,750)

	Total Put Options Written (premiums received $15,308)	$(33,750)

THE HIRTLE CALLAGHAN TRUST

Fixed Income Opportunity Portfolio

Schedule of Investments — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Corporate Bonds — 94.34%
$1,065,000	Adelphia Communications Corp. (a)(e)(f)	0.00	3/1/05	$1,065,000
1,015,000	Adelphia Communications Corp. (a)(e)	0.00	1/15/07	1,015,000
1,925,000	Adelphia Communications Corp. (a)(e)	0.00	10/1/07	1,915,375
2,500,000	Adelphia Communications Corp. (a)(e)	0.00	12/15/07	2,512,500
550,000	Adelphia Communications Corp. (a)	0.00	11/15/09	308,000
1,600,000	Adelphia Communications Corp. (a)(e)	0.00	10/1/10	872,000
949,000	Allbritton Communication	7.75	12/15/12	939,510
1,200,000	Alliant Techsystems, Inc.	6.75	4/1/16	1,158,000
1,000,000	American Tower Corp.	7.25	12/1/11	1,022,500
2,000,000	American Tower Corp. (e)	7.13	10/15/12	1,995,000
1,800,000	Arch Western Finance	6.75	7/1/13	1,723,500
1,000,000	Ball Corp.	6.88	12/15/12	985,000
1,200,000	Ball Corp.	6.63	3/15/18	1,122,000
1,200,000	Bio-Rad Laboratories, Inc.	6.13	12/15/14	1,101,000
2,500,000	Buckeye Technologies, Inc.	8.00	10/15/10	2,287,500
1,000,000	Buckeye Technologies, Inc.	8.50	10/1/13	950,000
1,400,000	Cascades, Inc. (e)	7.25	2/15/13	1,295,000
2,125,000	CBD Media/CBD Finance	8.63	6/1/11	2,114,375
2,000,000	Chesapeake Energy Corp.	6.38	6/15/15	1,855,000
2,000,000	Chesapeake Energy Corp.	6.88	1/15/16	1,890,000
2,500,000	Church & Dwight Co., Inc. (e)	6.00	12/15/12	2,312,500
750,000	CMS Energy Corp.	7.75	8/1/10	761,250
1,225,000	Comcast Cable Communications	10.63	7/15/12	1,462,867
2,850,000	Community Health Systems (e)	6.50	12/15/12	2,703,937
350,000	Crown Americas*	7.75	11/15/15	344,750
2,700,000	Crown Americas, Inc.*	7.63	11/15/13	2,666,249
600,000	CSC Holdings, Inc.	8.13	8/15/09	610,500
2,400,000	CSC Holdings, Inc.*	7.25	4/15/12	2,316,000
604,000	CSC Holdings, Inc.	7.88	2/15/18	602,490
699,000	CSC Holdings, Inc. (e)	7.63	7/15/18	692,010
1,900,000	Davita, Inc. (e)	7.25	3/15/15	1,824,000
1,132,000	Denbury Resources, Inc.	7.50	4/1/13	1,132,000
2,039,000	Dex Media Finance/West	8.50	8/15/10	2,115,463
321,000	Dole Foods Co.	8.63	5/1/09	306,555
1,700,000	Dole Foods Co.	7.25	6/15/10	1,521,500
671,000	Dole Foods Co. (e)	8.88	3/15/11	629,063
800,000	Dole Foods Co.	8.75	7/15/13	720,000
750,000	Echostar DBS Corp.	5.75	10/1/08	733,125
950,000	Echostar DBS Corp.	6.63	10/1/14	893,000
450,000	Echostar DBS Corp.*	7.13	2/1/16	433,125
1,515,000	Embarq Corp.	7.08	6/1/16	1,506,678
560,000	Encompass Services Corp. (a)	10.50	5/1/09	616
1,290,000	Entercom Radio/Capital	7.63	3/1/14	1,286,775
1,250,000	Extendicare Health Services (e)	6.88	5/1/14	1,306,250
485,000	Glencore Nickel (a)(c)	0.00	12/1/14	0
1,426,000	HCA, Inc.	7.50	12/15/23	1,321,841
1,850,000	Hercules, Inc.	6.75	10/15/29	1,748,250
750,000	Houston Exploration Co.	7.00	6/15/13	738,750
400,000	Intelsat Bermuda Ltd.* (d)	11.64	6/15/13	408,000
975,000	Intelsat Bermuda Ltd.*	9.25	6/15/16	1,006,688
390,000	Intelsat Bermuda Ltd.*	11.25	6/15/16	399,750

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Opportunity Portfolio

Schedule of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Corporate Bonds (continued)
$2,250,000	Intertape Polymer US, Inc.	8.50	8/1/14	$2,070,000
2,050,000	Jefferson Smurfit Corp.	8.25	10/1/12	1,921,875
575,000	Jefferson Smurfit Corp.	7.50	6/1/13	514,625
2,725,000	KCS Energy, Inc.	7.13	4/1/12	2,568,312
2,105,000	L-3 Communications Corp.	6.13	7/15/13	2,015,538
2,000,000	L-3 Communications Corp.	5.88	1/15/15	1,865,000
1,500,000	Moog, Inc.	6.25	1/15/15	1,410,000
765,000	Morris Publishing Group	7.00	8/1/13	726,750
2,695,000	Nalco Co.	7.75	11/15/11	2,688,262
1,897,000	Nalco Co. (e)	8.88	11/15/13	1,911,228
2,500,000	Newfield Exploration Co.	6.63	4/15/16	2,356,250
2,000,000	NRG Energy, Inc.	7.25	2/1/14	1,950,000
2,300,000	NRG Energy, Inc.	7.38	2/1/16	2,242,500
3,000,000	NTL Cable PLC	8.75	4/15/14	2,977,499
1,750,000	Ommicare, Inc.	6.13	6/1/13	1,623,125
1,200,000	Owens-Brockway Glass Container, Inc.	8.88	2/15/09	1,236,000
1,205,000	Owens-Brockway Glass Container, Inc.	8.25	5/15/13	1,208,013
600,000	Owens-Illinios, Inc. (e)	7.80	5/15/18	564,000
1,095,000	Owens-Illinois, Inc. (e)	7.35	5/15/08	1,103,213
1,700,000	Pogo Producing Co.*	7.88	5/1/13	1,704,250
2,400,000	Pogo Producing Co. (e)	6.88	10/1/17	2,223,000
1,500,000	Quebecor Media*	7.75	3/15/16	1,470,000
1,350,000	Radio One, Inc.	8.88	7/1/11	1,398,938
1,750,000	Radio One, Inc., Series B	6.38	2/15/13	1,601,250
3,625,000	Range Resources Corp.	7.38	7/15/13	3,597,812
1,775,000	RH Donnelley Corp.	6.88	1/15/13	1,633,000
950,000	RH Donnelley Corp.*	8.88	1/15/16	958,313
1,067,991	Rhythms NetConnections, Inc., Series B (a)(c)	0.00	2/15/10	0
1,787,080	Rhythms NetConnections, Inc., Series B, SUB (a)(c)	0.00	5/15/08	0
1,025,000	Salem Communications (e)	7.75	12/15/10	1,017,313
2,200,000	Select Medical Corp.	7.63	2/1/15	1,914,000
1,597,000	Sinclair Broadcasting Group, Inc.	8.00	3/15/12	1,620,955
1,055,000	Stone Container Corp.	8.38	7/1/12	996,975
5,840,000	Tenet Healthcare Corp. (e)	6.88	11/15/31	4,671,999
780,000	Transdigm, Inc.*	7.75	7/15/14	776,100
1,800,000	Triad Hospitals, Inc.	7.00	5/15/12	1,791,000
2,675,000	Videotron Ltee	6.88	1/15/14	2,534,562
300,000	VWR International, Inc.	6.88	4/15/12	286,500
700,000	VWR International, Inc. (e)	8.00	4/15/14	679,875
750,000	Windstream Corp.*	8.63	8/1/16	766,875

	Total Corporate Bonds (cost $134,158,048)			127,225,149

	Foreign Bond — 0.00%
1,955,000	Murrin Murrin Holdings Ltd. (a)(c)	0.00	8/31/07	2

	Total Foreign Bond (cost $0)			2

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Opportunity Portfolio

Schedule of Investments (continued) — June 30, 2006

Shares or Principal Amount		Value
	Common/Preferred Stocks — 1.01%
	Fiber Optics — 0.00%
672	Viatel Holding Ltd. (b)	$7

	Media — 0.00%
318,275	Paxson Communications Corp. (b)(c)	0
285,971	Paxson Communications Corp. (b)(c)	0

		0

	Telecommunications — 1.01%
3,207	Dobson Communications Corp., Series A (b)	24,790
53,923	NTL, Inc.	1,342,683
7,871	XO Communications, Inc., 14.00% (a)(b)	8

		1,367,481

	Total Common/Preferred Stocks (cost $540,289)	1,367,488

	Time Deposit — 4.51%
$6,077,243	Eurodollar Time Deposit, 4.25%, 7/3/06	6,077,243

	Total Time Deposit (cost $6,077,243)	6,077,243

	Warrants — 0.01%
	Media — 0.01%
470	XM Satellite Radio, Inc., Strike Price $45.24, 3/15/10*	7,529

	Total Warrants (cost $70,500)	7,529

	Securities Held as Collateral for Securities on Loan — 12.55%
	Investment of Cash Collateral for Securities on Loan — 12.55%
16,923,630	State Street Navigator Securities Lending Prime Portfolio	16,923,630

	Total Securities Held as Collateral for Securities on Loan (cost $16,923,630)	16,923,630

	Total Investments (cost $157,769,710) — 112.42%	151,601,041
	Liabilities in excess of other assets — (12.42)%	(16,747,214)

	Net Assets — 100.00%	$134,853,827

(a)	Issuer has defaulted on the payment of interest.

(b)	Represents non-income producing security.

(c)	Escrow Security

(d)	Variable rate security. The rate reflected is the rate in effect on June 30, 2006. The maturity date represents the actual maturity date.

(e)	All or part of this security has been loaned as of June 30, 2006

(f)	This security did not mature on it’s nominal maturity date due to bankruptcy proceedings. The company is currently creating a plan of reorganization to distribute proceeds from the liquidation of it’s assets.

*	Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities may by resold in transactions exempt from registration, normally to qualified institutional buyers.

SUB — Subordinate Bond

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Fixed Income Opportunity Portfolio

Schedule of Investments (continued) — June 30, 2006

The table below sets forth the diversification of the corporate bonds held by the Fixed Income Opportunity Portfolio by industry:

Industry	Percentage of Net Assets
Cable System Operators	14.46%
Containers & Packaging	8.12%
Defense Technology	5.17%
Energy	12.99%
Food & Drug Retailing	1.66%
Food & Beverage	2.29%
Health Care & Life Sciences	13.77%
Media	8.43%
Natural Resources	1.25%
Paper & Forest Products	5.73%
Publishing, Advertising & Entertainment	6.44%
Science Related	4.56%
Telecommunications Equipment	2.18%
Wireless Services	1.62%
Power Generation	3.55%
Cash/Other	2.12%

94.34%

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Short-Term Municipal Bond Portfolio

Portfolio of Investments — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds — 100.61%
	Arizona — 9.68%
$1,000,000	Arizona State Transportation Board Highway Revenue, Prerefunded 07/01/09 @ 100	5.75	7/1/19	$1,051,950
1,000,000	Arizona State University Revenue (FSA)	5.25	7/1/10	1,048,640
1,000,000	Mesa, Utility System Revenue, Prerefunded 7/01/07 @ 101	5.25	7/1/16	1,024,420

				3,125,010

	Florida — 4.05%
1,250,000	Florida Hurricane Catastrophe Fund Finance Corporation Revenue, Series A	5.00	7/1/12	1,307,150

	Georgia — 3.19%
1,000,000	Georgia State Finance & Investment Commission, Series C	5.25	7/1/08	1,028,450

	Hawaii — 3.15%
1,000,000	Honolulu Hawaii City & County, Series A (MBIA)	5.00	3/1/08	1,018,030

	Illinois — 9.71%
1,000,000	Chicago Illinois City Colleges (FGIC)	6.00	1/1/09	1,048,570
1,000,000	Chicago Illinois Park District, Series C, Prerefunded 07/01/11 @ 100 (FGIC)	5.50	1/1/21	1,069,520
1,000,000	Illinois State Sales Tax Revenue, First Series	5.50	6/15/07	1,015,460

				3,133,550

	Indiana — 3.25%
1,015,000	East Porter County School Building Corporation (MBIA)	5.00	1/15/10	1,050,078

	Kansas — 6.29%
1,345,000	Kansas State Department of Transportation Highway Revenue, Series A	5.38	3/1/07	1,358,288
650,000	Wichita Kansas, Refunding & Improvement, Series B	5.00	10/1/09	671,106

				2,029,394

	Kentucky — 4.91%
1,500,000	Kentucky State Property & Buildings Commission, Project No. 64 Revenue, Prerefunded 11/01/09 @ 100 (MBIA)	5.75	5/1/12	1,586,010

	Massachusetts — 3.67%
1,150,000	Massachusetts State, Series A	5.38	8/1/08	1,183,833

	Michigan — 7.00%
1,000,000	Forest Hills Michigan Public Schools (FSA Q-SBLF)	5.00	5/1/12	1,050,350
1,150,000	Hamilton Michigan Community School District (FSA)	5.00	5/1/12	1,207,903

				2,258,253

	Missouri — 3.14%
1,000,000	Kansas City Missouri Industrial Development Authority Revenue, Ewing Marion Kauffman-B	5.70	4/1/27	1,014,250

	Nevada — 9.73%
1,100,000	Clark County Nevada School District, Series A	3.98	6/15/21	1,100,000
2,000,000	Sparks Nevada Redevelopment Agency Tax Allocation Revenue (RADIAN)	5.15	1/15/08	2,039,320

				3,139,320

	New Mexico — 3.14%
1,000,000	New Mexico State Supplementary Severence Tax, Series A	5.00	7/1/09	1,012,370

	New York — 7.75%
1,500,000	New York New York City Municipal Water Finance Authority, Water & Sewage System Revenue, Series C	4.01	6/15/33	1,500,000
1,000,000	New York New York City Transitional Finance Authority , ADJ-Future Tax Second – Subseries C4	4.01	8/1/31	1,000,000

				2,500,000

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Short-Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Shares or Principal Amount		Rate %	Maturity Date	Value
	Ohio — 3.12%
$1,000,000	Ohio State Higher Education, Series A	4.50	5/1/07	$1,005,790

	Oklahoma — 3.19%
1,000,000	Oklahoma Development Finance Authority Revenue, Prerefunded 05/01/08 @ 100	5.50	5/1/11	1,029,910

	Pennsylvania — 3.14%
1,000,000	Pennsylvania State (FGIC)	5.00	10/1/07	1,014,180

	Texas — 12.50%
750,000	Mesquite Texas Independent School District No. 1 (PSF-GTD)	5.25	8/15/09	771,038
845,000	Pearland Texas Independent School District, Prerefunded 02/15/08 @ 100 (PSF-GTD)	5.75	2/15/22	870,705
1,215,000	Texas State Turnpike Authority Center, Texas Turnpike Systems Revenue	5.00	6/1/07	1,227,769
1,130,000	University of Texas University Revenue, Series B	5.00	8/15/09	1,165,674

				4,035,186

	Total Municipal Bonds (cost $32,657,983)			32,470,764

	Money Market — 1.93%
624,066	SSGA Tax Free Money Market			624,066

	Total Money Market (cost $624,066)			624,066

	Total Investments (cost $33,282,049) — 102.54%			33,094,830
	Liabilities in excess of other assets — (2.54)%			(819,588)

	Net Assets — 100.00%			$32,275,242

FGIC — Financial Guaranty Insurance Co.

FSA — Financial Security Assurance, Inc.

MBIA — Municipal Bond Insurance Association

Q-SBLF — Qualified School Board Loan Fund

RADIAN — Radian Group, Inc.

PSF-GTD — Permanent School Fund Guaranteed

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value

	Municipal Bonds — 86.97%
	Alabama — 0.48%
$625,000	Alabama Housing Financial Authority, AMT	5.65	6/1/08	$643,337
15,000	Birmingham Alabama Industrial Water Supply Revenue, Prerefunded 1/1/07 @ 100	6.20	7/1/08	15,116
630,000	Birmingham Alabama Special Care Facilities, Methodist Home for Aging (LOC)	5.00	3/1/14	641,857
500,000	Birmingham Baptist Medical Center Alabama, Special Care Facilities Financing Authority Revenue, Baptist Health Systems, Inc.	5.80	11/15/16	513,620
235,000	Gadsden Alabama East Medical Clinic, Hospital Revenue, Baptist Hospital of Gadsden, ETM	6.90	7/1/07	238,358
80,000	Lauderdale County & Florence Alabama	7.00	7/1/07	81,249
500,000	Tuscaloosa Alabama Educational Building Authority Revenue (XLCA)	5.13	8/15/13	517,075

				2,650,612

	Alaska — 1.65%
400,000	Anchorage Alaska, Series A (FGIC)	4.80	4/1/13	406,740
5,735,000	Anchorage Alaska, Series F (FGIC)	4.13	9/1/22	5,386,369
3,445,000	Anchorage Alaska, Series F (FGIC)	4.13	9/1/23	3,240,436

				9,033,545

	American Samoa — 0.04%
220,000	Territory of American Samoa, GO (ACA)	6.00	9/1/07	224,222

	Arizona — 3.59%
30,000	Maricopa County Arizona Hospital Revenue, Sun City Community Hospital, Series A, ETM	7.88	1/1/07	30,596
2,000,000	Maricopa County Arizona Industrial Development Authority (GNMA)	6.00	10/20/31	2,137,580
2,510,000	Maricopa County Arizona Industrial Development Authority (GNMA)	6.05	10/20/36	2,671,946
195,000	Navajo County Arizona School District No. 25 Cedar Impact Aid Revenue	4.00	7/1/06	195,000
310,000	Navajo County Arizona School District No. 25 Cedar Impact Aid Revenue	4.00	7/1/07	308,084
320,000	Navajo County Arizona School District No. 25 Cedar Impact Aid Revenue	4.00	7/1/08	317,331
100,000	Navajo County Arizona School District No. 25 Cedar Impact Aid Revenue	4.50	7/1/09	100,443
345,000	Navajo County Arizona School District No. 25 Cedar Impact Aid Revenue	4.50	7/1/10	346,497
365,000	Navajo County Arizona School District No. 25 Cedar Impact Aid Revenue	4.50	7/1/11	366,128
380,000	Navajo County Arizona School District No. 25 Cedar Impact Aid Revenue	4.50	7/1/12	380,589
395,000	Navajo County Arizona School District No. 25 Cedar Impact Aid Revenue	4.75	7/1/13	399,918
250,000	Navajo County Arizona School District No. 25 Cedar Impact Aid Revenue	5.00	7/1/14	256,450
335,000	Navajo County Arizona School District No. 25 Cedar Impact Aid Revenue	5.00	7/1/15	343,037
460,000	Navajo County Arizona School District No. 25 Cedar Impact Aid Revenue	5.13	7/1/16	474,324
430,000	Navajo County Arizona School District No. 25 Cedar Impact Aid Revenue	5.13	7/1/17	442,934
250,000	Oro Valley Arizona Oracle Road Improvement District	5.00	1/1/13	252,895
615,000	Phoenix Health Facilities Authority Hospital, ETM	6.25	9/1/11	629,077
40,000	Pima County Arizona Hospital Revenue, ETM	6.40	4/1/07	40,771
850,000	Pinal County Arizona Certificates Participation	3.50	12/1/08	832,031
145,000	Pinal County Arizona Certificates Participation	4.00	12/1/10	141,129
1,895,000	Pinal County Arizona Certificates Participation	5.00	12/1/14	1,945,919
2,420,000	Pinal County Arizona Certificates	5.25	12/1/15	2,525,076
230,000	Participation Pinal County Arizona Community College (AMBAC)	5.25	7/1/07	233,397
245,000	Pinal County Arizona Community College (AMBAC)	5.25	7/1/08	251,828
95,000	Pinal County Arizona Community College (AMBAC)	4.75	7/1/09	97,629
175,000	Pinal County Arizona Community College (AMBAC)	4.80	7/1/09	180,009
1,790,000	Pinal County Individual Development Authority Correctional Facilities, Florence West Prison, Series A	3.88	10/1/09	1,758,138
400,000	Show Low Arizona Industrial Development Authority, Navapache Regional Medical Center, Series A (ACA)	5.13	12/1/06	401,176

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value

	Municipal Bonds (continued)
	Arizona (continued)
$1,600,000	Yuma Arizona Industrial Development Authority, Multi-Family Revenue (FNMA) (a)	3.89	4/15/33	$1,600,000

				19,659,932

	Arkansas — 1.29%
135,000	Arkansas State Development Finance Authority Revenue, Series A (FSA)	3.75	11/1/17	125,133
1,045,000	Cabot Arkansas Sales & Use Tax (XLCA)	4.30	12/1/31	1,040,162
8,624	Drew County Arkansas Public Facility Board, Single Family, Series A-2 (FNMA)	7.90	8/1/11	8,627
695,000	Fayetteville Arkansas Sales & Use Tax, Capital Improvements, Series B (MBIA)	4.00	12/1/15	683,741
100,000	Jefferson County Arkansas Health Care, ETM	7.40	12/1/10	108,583
500,000	North Little Rock Arkansas Health Facilities Board of Health Care Revenue Baptist Health	4.00	12/1/11	494,245
1,025,000	North Little Rock Arkansas Health Facilities Board of Health Care Revenue Baptist Health	4.00	12/1/16	965,017
500,000	Pine Bluff Arkansas Industrial Development Revenue	5.50	11/1/07	510,745
525,000	Springdale Arkansas Sales & Use Tax Revenue	4.00	7/1/16	519,215
5,881	Stuttgart Arkansas Public Facilities Board Refunding, Single Family Mortgage, Series B	7.75	9/1/11	5,952
1,800,000	Stuttgart Arkansas Sales & Use Tax Revenue	4.20	10/1/31	1,721,915
100,000	Union County Arkansas Residential Housing Facilities Board Revenue, ETM	7.88	10/1/10	109,592
505,000	Washington County Arkansas Hospital Revenue Reference Regular Medical Center, Series B	3.88	2/1/10	493,304
280,000	Washington County Arkansas Hospital Revenue Reference Regular Medical Center, Series B	5.00	2/1/11	285,832

				7,072,063

	California — 3.08%
105,000	ABAG Finance Authority for Non-Profit Corporations, Certificates of Participation, American Baptist Homes	5.50	10/1/07	105,463
500,000	ABAG Finance Authority for Non-Profit Corporations, Insured Certificates of Participation, Rhoda Haas Goldman Plaza	5.13	5/15/15	515,505
800,000	California Education Facilities Authority Revenue, University of San Diego (AMBAC)	4.75	10/1/15	816,536
4,400,000	California State, Department Water Resources, Central Valley Project	5.25	7/1/22	4,403,431
255,000	California State, GO	6.25	4/1/08	265,164
100,000	California State, GO	4.00	2/1/09	100,216
100,000	California State, GO	5.00	3/1/09	102,716
100,000	California State, GO	6.75	8/1/10	110,151
250,000	California State, GO	6.30	9/1/11	275,663
50,000	California State, Water Residential Development	5.10	3/1/10	50,055
1,000,000	California Statewide Communities Development Authority, Daughters of Charity, Series F	5.00	7/1/07	1,008,700
340,000	California Statewide Communities Development Authority, Health Care, Mountain Shadows, Series A (ACA)	4.35	7/1/12	330,997
1,155,000	California Statewide Communities Development Authority, Multi-Family, Pioneer Park, Series T, AMT (GNMA)	6.10	12/20/20	1,218,433
70,000	Colton California Redevelopment Agency, ETM	7.25	8/1/11	75,947
1,215,000	Contra Costa California Home Mortgage Finance Authority, ETM, Zero Coupon (MBIA)	0.00	9/1/17	575,375
50,000	Contra Costa County California Multi-Family Housing Revenue, Bollinger Crests Apartments, Series C, AMT (FNMA)	4.85	5/1/11	50,622
5,000	Delta County California Home Mortgage Finance, AMT (GNMA/FNMA) (MBIA)	6.70	6/1/24	5,036
75,000	Emeryville California Redevelopment Agency	7.50	9/1/11	81,644

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value

	Municipal Bonds (continued)
	California (continued)
$9,000	Fresno California Housing Authority, Multi-Family Housing Central Valley Coalition Projects, AMT (FNMA)	5.15	8/1/07	$9,002
15,000	Fresno California Housing Authority, Multi-Family Housing Central Valley Coalition Projects, AMT (FNMA)	5.15	8/1/07	15,004
55,000	Fresno California Multi-Family Housing Revenue, Woodlands Apartments Projects (GNMA)	6.65	5/20/08	55,127
535,000	Los Angeles California Community Redevelopment, Angeles Plaza Project, Series A (FNMA)	7.40	6/15/10	549,573
215,000	Los Angeles California Multi-Family Housing, Earthquake Rehabilitation Projects	5.70	12/1/27	216,421
210,000	Los Angeles California Multi-Family Housing, Earthquake Rehabilitation Projects	5.85	12/1/27	214,698
2,050,000	Manteca California Financing Authority Sewer Revenue, Series B	5.00	12/1/33	2,055,023
50,000	Modesto California Irrigation District Certificates of Participation (MBIA)	5.00	10/1/17	50,057
20,000	Montclair California Redevelopment Agency Residential Mortgage Revenue, ETM	7.75	10/1/11	21,976
45,000	Rialto California Redevelopment Agency Multi-Family Housing (FNMA)	5.60	11/1/06	45,026
120,000	Riverside County California Housing Authority Breezewood Apartments Project, Series B (MBIA)	5.00	6/1/19	121,273
35,000	Sacramento California Municipal Utilities District Electricity Revenue, White Rock Project, ETM	6.75	3/1/10	36,967
300,000	Sacramento California Municipal Utilities, ETM	6.13	6/1/11	316,695
90,000	San Bernardino California Redevelopment Agency, Single Family Residential Mortgage, ETM	7.13	1/1/11	97,020
2,740,000	Santa Ana California Financing Authority Revenue, South Harbor Boulevard, Series B	5.13	9/1/19	2,857,792
110,000	Turlock California Public Financing Authority	5.25	9/1/15	113,241
10,000	Villa View Community Hospital Income, California Revenue	7.50	7/1/08	10,349

				16,876,898

	Colorado — 1.92%
80,000	Arvada Colorado Industrial Development Revenue, AMT (LOC)	5.60	12/1/12	81,419
120,000	Arvada Colorado Industrial Development Revenue, AMT (LOC)	5.80	12/1/17	122,665
310,000	Aurora Centretech Metro District Colorado, Mandatory Put 12/1/08 @ 100 (LOC)	4.88	12/1/28	314,439
10,000	Aurora Colorado Housing Authority	7.30	5/1/10	10,013
1,070,000	Colorado Educational & Cultural Facilities Authority Revenue	5.00	6/15/14	1,125,790
2,355,000	Colorado Educational & Cultural Facilities Authority Revenue	4.10	8/15/14	2,351,703
3,015,000	Colorado Housing & Finance Authority (FNMA) (a)	3.90	2/15/28	3,014,999
30,000	Colorado Housing Financial Authority	6.50	5/1/16	30,166
33,000	Colorado Housing Financial Authority	6.55	5/1/25	33,220
100,000	Colorado Housing Financial Authority (FHA)	5.70	10/1/21	100,224
175,000	Colorado Housing Financial Authority, AMT	6.40	11/1/24	176,103
50,000	Denver Colorado City & County Multi-Family Housing (FHA)	4.70	7/1/08	50,481
20,000	Denver Colorado City & County Multi-Family Housing, AMT (FHA)	5.10	11/1/07	20,097
750,000	E-470 Business Metropolitan District Colorado	5.13	12/1/17	766,500
165,000	Greeley Colorado Multi-Family Revenue Housing, Meeker Commons, AMT (GNMA)	5.40	9/20/10	167,051
1,750,000	Interlocken Metropolitan District Colorado, Series A	5.75	12/15/11	1,846,583
255,842	University of Colorado Registrants Participation Institutes	6.00	12/1/13	270,162

				10,481,615

	Connecticut — 0.14%
740,000	Connecticut State Health & Educational Facilities Authority Revenue, Griffin Hospital, Series B (RADIAN)	5.00	7/1/15	765,434

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value

	Municipal Bonds (continued)
	Delaware — 0.61%
$5,000	Delaware State Economic Development Authority Revenue, 1st Mortgage, Peninsula United, Series A	6.00	5/1/09	$5,111
1,160,000	Delaware State Economic Development Authority Revenue, Water Development, Wilmington, Series B	6.45	12/1/07	1,197,537
820,000	Delaware State Health Facilities Authority Revenue, Beebe Medical Center, Series A	5.00	6/1/08	830,947
575,000	Delaware State Health Facilities Authority Revenue, Beebe Medical Center, Series A	5.25	6/1/09	587,846
450,000	Delaware State Health Facilities Authority Revenue, Medical Center of Delaware, Series B, Prerefunded 10/1/06 @ 101	6.50	10/1/13	457,398
100,000	Delaware State Health Facilities Authority Revenue, Nanticoke Hospital, Series A (RADIAN)	4.50	5/1/14	98,827
160,000	Sussex County Delaware Single Family Mortgage, ETM	7.50	3/1/10	171,547

				3,349,213

	District of Columbia — 1.37%
100,000	District of Columbia Certificates Participation	5.25	1/1/09	103,025
140,000	District of Columbia Hospital Revenue, Series A, ETM	5.25	8/15/12	143,041
95,000	District of Columbia Housing Finance Agency (Asset GTY)	4.85	6/1/08	95,272
70,000	District of Columbia Housing Finance Agency, Mayfair Mansions Apartments, AMT (FHA)	5.00	2/1/08	69,892
1,020,000	District of Columbia Housing Finance Agency, Single Family Mortgage, Series A, AMT (FNMA/GNMA)	6.25	12/1/28	1,050,784
215,000	District of Columbia Revenue, American Association of Advancement of Science	5.25	1/1/16	223,084
250,000	District of Columbia Revenue, Georgetown University, Series A	6.00	4/1/18	263,128
220,000	District of Columbia, Series B (FSA)	5.50	6/1/14	230,663
5,040,000	District of Columbia, Series B, ETM (FSA)	5.50	6/1/14	5,295,628

				7,474,517

	Florida — 3.02%
2,290,000	Broward County Florida Educational Facilities Authority Revenue, Nova Southeastern, Series B	6.25	4/1/15	2,496,465
110,000	Broward County Florida Water & Sewer Utility Revenue, Prerefunded 9/1/06 @ 100	6.88	9/1/08	110,525
20,000	Dade County Florida Health Facilities Authority, Hospital Revenue, ETM	6.75	5/1/08	20,687
55,000	Dade County Florida Special Obligation, Miami Beach Convention Center Project, ETM	8.63	12/1/07	57,319
2,060,000	Daytona Beach Florida Water & Sewer, ETM (MBIA)	6.75	11/15/07	2,142,090
130,000	Daytona Beach Florida Water & Sewer, ETM (MBIA)	6.75	11/15/07	135,181
155,000	Florida State Board of Regents University System (RADIAN)	5.88	5/1/16	163,923
1,695,000	Florida State Correctional Facilities Revenue, Custody Recipients	4.00	11/15/15	1,592,741
720,000	Hillsborough County Florida Educational Facilities Authority Revenue, University of Tampa (RADIAN)	5.75	4/1/18	753,451
1,290,000	Jacksonville Florida Sales Tax Revenue, River City Renaissance Project (FGIC)	5.13	10/1/18	1,302,681
170,000	Key West Florida Utilities Board, Electricity Revenue, Series 1980 D, ETM	9.00	10/1/07	175,302
30,000	Key West Florida Utilities Board, Electricity Revenue, (AMBAC)	9.75	10/1/13	35,944
1,000,000	Lakeland Florida Electric & Water Revenue, ETM	5.75	10/1/19	1,056,020
85,000	Lee County Florida Justice Center Complex Income Improvement Revenue, Series A, (MBIA)	11.13	1/1/11	99,577
1,550,000	Marion County Florida Industrial Development Authority, Multi-Family Revenue, Chambrel Project (FNMA) (a)	3.98	11/15/32	1,550,000
65,000	Martin Memorial Hospital Association Income Stuart Florida Revenue, ETM	7.50	10/1/08	67,915
205,000	Miami Beach Florida Housing Authority Revenue, 1st Mortgage, Elderly Housing, Section 8	6.63	1/15/09	206,997

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Florida (continued)
$1,565,000	Miami-Dade County Florida School Board, Series C (AMBAC)	5.00	10/1/11	$1,636,676
500,000	Miami-Dade County Florida Special Obligation, Zero Coupon	0.00	10/1/35	433,055
185,000	Orange County Florida Health Facilities Authority Revenue, Mayflower Retirement Center, ETM	8.75	10/1/09	199,628
700,000	Orange County Florida Health Facilities Authority Revenue, Regional Healthcare System, Series D	5.75	10/1/13	743,386
25,000	Palm Beach County Florida Health Facilities Revenue, ETM	9.50	8/1/13	29,568
880,000	Pasco County Florida Housing Finance Authority, Multi-Family Revenue, AXA, Mandatory Put 6/1/08 @ 100	5.50	6/1/27	885,016
345,000	Pasco County Florida Revenue, GO, ETM (MBIA)	6.38	8/1/08	353,967
65,000	St. Johns County Florida Industrial Development Authority, Series A (MBIA)	5.50	3/1/17	67,213
35,000	Tampa Florida Allegany Health Systems - St. Marys, ETM	5.75	12/1/07	35,389
20,000	Tampa Florida Excise Tax, Revenue Bond, ETM	6.13	10/1/07	20,228
75,000	Tampa Florida Water & Sewer Revenue, ETM	6.60	4/1/08	77,433
80,000	Vero Beach Florida Electricity Revenue, ETM	6.50	12/1/07	81,874

				16,530,251

	Georgia — 2.10%
350,000	Athens Georgia Water & Sewer Revenue, ETM	6.20	7/1/08	361,512
75,000	Atlanta Georgia New Public Housing Authority	5.00	5/1/08	76,565
5,000	Clayton County Georgia Housing Authority Multi-Family, AMT (FNMA)	5.75	1/1/13	5,112
2,520,000	Cobb County Georgia Housing Authority, Multi-Family Housing Revenue, Six Flags Association (FHLMC) (a)	3.89	11/15/29	2,520,000
20,000	De Kalb County Georgia Water & Sewer Revenue, ETM	5.75	10/1/06	20,096
190,000	Emanuel County Georgia, GO	5.15	8/1/10	192,290
45,000	Forsyth County Georgia Hospital Authority Revenue Anticipation Certificates, Georgia Baptist Health Care Systems Project, ETM	6.00	10/1/08	46,119
2,950,000	Fulton County Housing Authority, Multi-Family Housing Revenue (FHLMC) (a)	3.89	6/1/23	2,950,000
1,500,000	Gwinnett County Georgia Housing Authority, Mulit-Family Housing Revenue, Greens Appartment Project (a)	3.90	6/15/25	1,500,000
260,000	Savannah Georgia Economic Development Authority	6.20	10/1/09	267,847
200,000	Savannah Georgia Economic Development Authority	6.50	10/1/13	217,646
535,000	Savannah Georgia Economic Development Authority (ACA)	6.88	11/15/11	571,551
2,685,000	Savannah Georgia Hospital Authority Revenue, St. Joseph/Candler Health System	5.25	7/1/23	2,755,132

				11,483,870

	Hawaii — 0.17%
640,000	Hawaii State Housing & Community Development Corp., Multi-Family Housing Revenue, Sunset Villas (GNMA)	5.75	1/20/36	659,699
290,000	Hawaii State Housing Finance & Development, AMT (FNMA)	5.20	7/1/12	296,058

				955,757

	Idaho — 0.27%
95,000	Bingham County Idaho Industrial Development Corp., Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.20	11/1/06	95,461
105,000	Bingham County Idaho Industrial Development Corp., Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.30	11/1/07	105,529
110,000	Bingham County Idaho Industrial Development Corp., Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.40	11/1/08	110,574
110,000	Bingham County Idaho Industrial Development Corp., Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.50	11/1/09	110,581

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Idaho (continued)
$5,000	Bingham County Idaho Industrial Development Corp., Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.60	11/1/10	$5,028
5,000	Bingham County Idaho Industrial Development Corp., Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.70	11/1/11	5,028
5,000	Bingham County Idaho Industrial Development Corp., Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.80	11/1/12	5,029
60,000	Idaho Falls Idaho Electricity Revenue, ETM	6.75	4/1/09	62,573
20,000	Idaho Housing & Financial Assistance, Series Sub-B, AMT	5.65	7/1/09	19,800
25,000	Idaho Housing & Financial Assistance, Single Family Mortgage	5.25	7/1/11	25,142
45,000	Idaho Housing & Financial Assistance, Single Family Mortgage	5.10	7/1/12	45,297
885,000	Idaho Housing & Financial Assistance, Single Family Mortgage, Series E, Class 111, AMT	5.30	1/1/22	880,370
15,000	Idaho Housing Agency, Single Family Mortgage, Series Sub-F, AMT	5.80	7/1/07	15,021

				1,485,433

	Illinois — 8.90%
445,000	Addison Illinois Single Family Mortgage Revenue, ETM	7.50	4/1/11	485,072
1,545,000	Aurora Illinios Multi-Family Revenue (FHLMC) (a)	4.00	12/1/26	1,545,000
530,000	Bedford Park Illinois Water Revenue, AMT (ACA)	6.00	12/15/08	543,801
555,000	Bolingbrook Illinois Sales Tax Revenue, Zero Coupon	0.00	1/1/15	512,715
535,000	Chicago Illinois City Colleges, Chicago Capital Improvement	6.00	1/1/11	574,697
40,000	Chicago Illinois, Multi-Family Housing Project, AMT (GNMA)	5.25	6/1/08	40,394
40,000	Chicago Illinois, Multi-Family Housing Project, AMT (GNMA)	5.35	6/1/09	40,805
40,000	Chicago Illinois, Multi-Family Housing Project, AMT (GNMA)	5.45	6/1/10	40,842
55,000	Chicago Illinois, Multi-Family Housing Project, AMT (GNMA)	5.50	6/1/11	56,710
55,000	Chicago Illinois, Multi-Family Housing Project, AMT (GNMA)	5.55	6/1/12	57,366
475,000	Chicago Illinois, O’Hare International Airport Revenue, Second Lien Passenger Facility, Series D	5.50	1/1/17	504,550
410,000	Chicago Illinois, Series A	5.25	1/1/08	415,109
500,000	Cicero Illinois Tax Increment, Series A (XLCA)	5.00	1/1/12	521,905
1,000,000	Cook County Illinois School District No. 99 Cicero (FGIC)	9.00	12/1/15	1,272,770
1,000,000	Cortland Illinios Special Tax Revenue, Sheaffer Systems Project Private Placement	5.50	3/1/17	996,620
20,000	Des Plaines Illinois Hospital Facility Revenue, Holy Family Hospital	7.00	1/1/07	20,314
5,000	Des Plaines Illinois Hospital Facility Revenue, Holy Family Hospital, ETM (FGIC)	7.00	1/1/07	5,078
10,000	Des Plaines Illinois Hospital Facility Revenue, Holy Family Hospital, ETM (MBIA)	7.00	1/1/07	10,157
5,000	Dupage County Illinois Water & Sewer Revenue, ETM	5.20	1/1/07	5,036
15,000	Grant Hospital Chicago Illinois Revenue, ETM	6.40	7/1/07	15,177
2,490,000	Highland Illinois Retirement Facility Revenue, Faith Care Project, Series A, SUB (GNMA)	5.85	10/20/31	2,636,437
5,435,000	Highland Illinois Retirement Facility Revenue, Faith Care Project, Series A, SUB (GNMA)	5.95	10/20/41	5,756,914
135,000	Illinois Development Finance Authority Revenue, Community Rehabilitation Providers	5.38	7/1/09	133,777
930,000	Illinois Development Finance Authority Revenue, Community Rehabilitation Providers	5.60	7/1/19	916,515
5,000	Illinois Development Finance Authority Revenue, Section 8, Series A (FHA/MBIA)	5.20	7/1/08	5,056
380,000	Illinois Educational Facilities Authority Revenue, Art Institute of Chicago	4.25	3/1/34	370,667
2,125,000	Illinois Educational Facilities Authority Revenue, Zero Coupon	0.00	7/1/14	1,302,115
365,000	Illinois Educational Facility Authority Revenue	4.60	10/1/08	367,343
520,000	Illinois Educational Facility Authority Revenue	5.00	10/1/13	532,329
1,250,000	Illinois Finance Authority Revenue, Metropolis Project	5.00	12/1/24	1,229,275

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Illinois (continued)
$35,000	Illinois Health Facilities Authorities, Loyola University, ETM	6.25	7/1/06	$35,000
900,000	Illinois Health Facilities Authority Revenue, Covenant Retirement Communities, Series A (RADIAN)	4.60	12/1/12	899,964
6,500,000	Illinois Health Facilities Authority Revenue, Hospital Sisters Services Income, Series A	4.50	12/1/23	6,519,889
195,000	Illinois Health Facilities Authority Revenue, Michael Reese Hospital & Medical Center	6.75	12/1/08	202,671
65,000	Illinois Health Facilities Authority Revenue, Midwest Group Ltd. (ACA)	5.38	11/15/08	65,395
100,000	Illinois Health Facilities Authority Revenue, Rockford Health System (AMBAC)	5.13	8/15/15	102,226
645,000	Illinois Health Facilities Authority Revenue, Sinai Health System (FHA)	3.65	8/15/11	618,581
150,000	Kendall & Kane Counties Illinois Community School District No. 115 Yorkville	7.00	1/1/07	152,289
1,640,000	Lake County Illinois Community School District, Zero Coupon (FSA)	0.00	12/1/17	964,500
90,000	Lake County Illinois Township, High School District No. 113, Highland Park, GO	8.10	12/1/12	109,805
180,000	Lake County Illinois, School District No. 109, Series B, GO	6.60	12/15/18	213,205
2,750,000	Lakemoor Village Illinios (RADIAN)	5.00	3/1/27	2,764,465
325,000	Madison & St. Clair Counties Illinois, School District No. 10 Collinsville, School Building (FGIC) Pre-refunded 2/1/11 @ 100	5.50	2/1/16	345,166
890,000	Maywood Illinois, GO (XLCA)	4.00	1/1/13	881,972
1,750,000	Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax, McCormick Place, Series A	5.00	6/15/07	1,759,800
2,200,000	Oak Park Illinois Industrial Development Revenue, Mandatory Put 12/1/06 @ 100	5.50	12/1/11	2,206,072
2,190,000	Palatine Illinois Tax Increment Revenue (AMBAC)	5.00	1/1/15	2,227,296
460,000	Rockford-Concord Commons Housing, Concord Commons Project (FHA)	6.15	11/1/22	471,132
5,000	Rockford-Concord Commons Housing, Concord Commons Project, Series A (FHA)	5.55	11/1/06	5,003
2,080,000	Round Lake Beach Illinois Tax Increment Revenue	3.25	12/15/08	1,984,902
1,875,000	Round Lake Beach Illinois Tax Increment Revenue	4.65	12/15/13	1,825,275
350,000	Sauk Village Illinois, Tax Increment, Series A	5.35	12/1/13	367,168
1,495,000	Schaumburg Illinois Special Assessment	6.75	12/1/28	1,565,086
445,000	Silvas Illinois Mortgage Revenue (FHA)	5.20	8/1/17	454,977
95,000	Southern Illinois University Revenue, ETM	6.75	4/1/07	97,071
320,000	Upper Illinois River Valley Development Authority, Solid Waste Disposal Revenue, AMT	5.90	2/1/14	321,587
605,000	Woodridge Illinois Multi-Family Revenue, Hawthorn Ridge, Series A (GNMA)	5.65	12/20/32	621,976

				48,697,019

	Indiana — 1.46%
265,000	Avon Indiana Municipal Facilities Corp. (AMBAC)	5.00	8/1/09	268,548
615,000	Clark County Indiana Hospitals Association (MBIA)	4.65	3/1/07	615,652
550,000	Indiana Health Facilities Financing Authority Hospital Revenue, Sisters of St. Francis Health, Series A	5.00	11/1/10	567,622
60,000	Indiana Health Facilities Financing Authority, Deaconess Hospital, Inc. (MBIA)	5.65	3/1/08	60,988
85,000	Indiana Health Facilities Financing Authority, Floyd Memorial Hospital & Health Services	4.80	2/15/07	85,092
80,000	Indiana Health Facilities Financing Authority, Floyd Memorial Hospital & Health Services	4.85	2/15/08	80,450
80,000	Indiana Health Facilities Financing Authority, Floyd Memorial Hospital & Health Services	4.95	2/15/09	80,677
95,000	Indiana Health Facilities Financing Authority, Kings Daughters Hospital, (Asset GTY)	5.10	8/15/06	95,043
95,000	Indiana Health Facilities Financing Authority, Kings Daughters Hospital, (Asset GTY)	5.25	2/15/08	95,884
110,000	Indiana Health Facilities Financing Authority, Kings Daughters Hospital, (Asset GTY)	5.35	8/15/09	113,634
230,000	Indiana Health Facilities Financing Authority, Methodist Hospital Indiana, Series A, ETM	5.75	9/1/15	230,945

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Indiana (continued)
$575,000	Indiana Health Facility Financing Authority, St. Francis, Series A, Prerefunded 11/1/07 @ 102 (MBIA)	5.13	11/1/17	$596,310
500,000	Indiana State Financing Authority Toll Road Revenue	5.00	7/1/14	500,335
75,000	Indianapolis Indiana Utilities Revenue, ETM	7.00	6/1/08	78,013
2,500,000	IPS Multi-School Building Corp. (FSA)	4.50	1/15/31	2,344,575
1,390,000	Jasper Indiana Hospital Authority, Hospital Facility Revenue, Memorial Hospital Center Project	5.50	11/1/17	1,471,885
30,000	Lawrence Indiana Multi-Family Revenue	5.05	1/1/08	30,121
530,000	Lawrence Indiana Multi-Family Revenue, Mandatory Put 1/1/08 @100, AMT (FNMA)	5.15	6/1/24	537,404
125,000	Moorsville Indiana School Building Corp., First Mortgage (FSA)	5.00	7/15/15	129,970

				7,983,148

	Iowa — 0.77%
3,900,000	Tobacco Settlement Authority, Tobacco Settlement Revenue, Series B	5.60	6/1/35	4,189,224

	Kansas — 0.09%
25,000	Kansas State Development Finance Authority Multi-Family, AMT (LOC)	5.30	10/1/07	25,031
255,000	Kansas State Development Finance Authority Multi-Family, Mandatory Put 10/1/07 @100, AMT (LOC)	5.60	10/1/19	255,344
195,000	McPhearson Kansas Electric Utility, Partial Prerefunded 3/1/03 @ 100, ETM (AMBAC)	5.90	3/1/07	197,718
25,000	Wichita Kansas Hospital Revenue	6.88	3/1/07	25,504

				503,597

	Kentucky — 1.13%
20,000	Kentucky State Turnpike Authority Recovery Road Revenue, Zero Coupon	0.00	7/1/06	20,000
170,000	Kentucky State Turnpike Authority Resource Recovery	6.13	7/1/07	171,761
135,000	Kentucky State Turnpike Authority Resource Recovery	6.63	7/1/08	138,482
130,000	Kentucky State Turnpike Authority Toll Road Revenue, Prerefunded 7/1/06 @ 100	5.50	7/1/07	130,000
300,000	Lexington-Fayette Urban County Government Kentuckyy Revenue, Transylvania University Project	5.13	8/1/18	310,242
265,000	Louisville Kentucky Riverfront Corp., ETM	5.75	7/1/10	272,420
115,000	Louisville Kentucky Water Revenue	6.13	11/15/13	123,002
4,765,000	Marshall County Kentucky Public Property Corp. Revenue, Courthouse Facility Project	5.25	3/1/23	5,032,602

				6,198,509

	Louisiana — 1.67%
115,000	East Baton Rouge Parish Louisiana Hospital District No. 3, Woman‘s Hospital Foundation, ETM	7.20	10/1/08	119,730
500,000	Houma-Terrebonne Public Financing Authority, Louisiana, Single Family Mortgage Revenue, ETM (FHA)	7.30	4/1/10	554,675
25,000	Iberia Home Mortgage Authority, Louisiana Single Family	7.38	1/1/11	25,116
160,000	Louisiana Housing Finance Agency Mortgage Revenue, AMT (GNMA)	6.45	9/1/27	167,070
395,000	Louisiana Housing Finance Agency Mortgage Revenue, AMT (GNMA)	6.50	9/1/38	412,262
1,105,000	Louisiana Local Government Environmental Facilities Community Development Authority, Series A (AMBAC)	5.20	6/1/17	1,173,665
315,000	Louisiana State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM	7.88	7/1/09	331,708
1,845,000	Louisiana State Military Department Custody Recipients	3.40	12/1/11	1,769,945
2,976,000	New Orleans Louisiana Home Mortgage Authority, ETM	6.25	1/15/11	3,195,598
1,290,000	Tensas Parish Louisiana Law Enforcement District, Certificates of Participation	7.00	9/1/18	1,376,120

				9,125,889

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Maine — 0.05%
$175,000	Maine Finance Authority Revenue	5.20	7/1/18	$179,077
90,000	Maine State Health Facilities Authority Revenue, Webber Hospital Association Project, ETM (AMBAC)	6.50	5/1/09	93,657

				272,734

	Maryland — 2.67%
55,000	Annapolis Maryland Economic Development Revenue	5.00	10/1/06	55,037
55,000	Annapolis Maryland Economic Development Revenue	5.00	10/1/07	55,185
65,000	Annapolis Maryland Economic Development Revenue	5.00	10/1/08	65,336
110,000	Baltimore County Maryland Mortgage Revenue, Three Garden Village Project, Series A (FHLMC)	4.80	1/1/13	111,639
750,000	Maryland State Health & Higher Educational Facility Authority Revenue, Greater Baltimore Medical Center	5.00	7/1/25	753,278
3,700,000	Montgomery County Housing Opportunities Commission, Multi-Family Revenue (FHLMC) (a)	3.97	11/1/07	3,700,000
1,000,000	Morgan State University Maryland Academic & Auxiliary Fees Revenue (MBIA)	6.05	7/1/15	1,105,030
15,000	Prince Georges County Maryland Housing Authority, Single Family Mortgage Revenue, Series A, AMT, SUB (FNMA/GNMA/FHLMC)	5.89	8/1/32	15,157
8,875,000	Tax Exempt Municipal Infrastructure Improvement Transit Maryland (LOC)*	3.80	5/1/08	8,767,168

				14,627,830

	Massachusetts — 3.38%
430,000	Boston Massachusetts Industrial Development Finance Authority, Northend Community, Series A (FHA)	6.45	8/1/37	458,939
120,000	Boston Massachusetts Revenue, Deutsches Altenheim, Inc., Series A (FHA)	5.95	10/1/18	129,192
255,000	Massachusetts State Development Finance Agency Revenue, Hampshire College	3.00	10/1/06	253,485
335,000	Massachusetts State Development Finance Agency Revenue, Series A (GNMA)	6.70	10/20/21	374,553
5,000	Massachusetts State Health & Education Facilities Authority, Beth Israel Hospital, ETM	5.75	7/1/06	5,000
4,250,000	Massachusetts State Health & Educational Facilities Authority Revenue, Massachusetts General Hospital, Series F	6.25	7/1/12	4,498,753
530,000	Massachusetts State Housing Finance Agency (Asset GTY)	4.85	9/1/13	537,123
25,000	Massachusetts State Housing Finance Agency, Housing Revenue, Series A (MBIA)	6.13	12/1/11	25,298
5,000	Massachusetts State Housing Finance Agency, Housing Revenue, Series A, Prerefunded 12/1/06 @ 102 (MBIA)	6.13	12/1/11	5,144
60,000	Massachusetts State Industrial Finance Agency, AMT (GNMA)	5.40	8/20/12	61,109
1,670,000	Massachusetts State Industrial Finance Agency, AMT (GNMA)	6.45	8/20/39	1,786,900
545,000	Massachusetts State Industrial Finance Agency, Higher Education, Hampshire College Project	5.80	10/1/17	567,667
470,000	Massachusetts State Industrial Finance Agency, Revenue Bond, Retirement Facility, AMT (GNMA)	5.30	6/20/19	480,453
500,000	Massachusetts State Turnpike Authority, Metro Highway System Revenue, Series A	5.00	1/1/11	512,480
5,000,000	Massachusetts State, Series B, Prerefunded 8/1/14 @ 100 (AMBAC)	5.00	8/1/22	5,278,250
3,290,000	Massachusetts State, Series D, Prerefunded 8/1/12 @ 100 (MBIA)	5.38	8/1/22	3,520,563

				18,494,909

	Michigan — 1.95%
500,000	Detroit/Wayne County Michigan Stadium Authority	5.25	2/1/09	514,135
210,000	Grand Rapids Charter Township Michigan	5.20	7/1/14	213,492
285,000	Livonia Michigan Municipal Building Authority (AMBAC)	4.00	5/1/16	271,961
250,000	Livonia Michigan Municipal Building Authority (AMBAC)	4.00	5/1/18	234,710

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Michigan (continued)
$760,000	Michigan Higher Education Facility Authority Revenue, Limited Obligation, Thomas M. Cooley Law School (LOC)	5.35	5/1/15	$782,557
220,000	Michigan State Hospital Finance Authority Revenue, St. John Hospital, Series A, (MBIA-IBC), ETM	6.00	5/15/13	227,423
165,000	Michigan State Hospital Financial Authority Revenue, Harper-Grace Hospitals	7.13	5/1/09	173,524
1,300,000	Michigan State Hospital Financial Authority Revenue, Mercy Mount Clemens, Series A (MBIA)	5.75	5/15/17	1,372,410
100,000	Michigan State Hospital Financial Authority Revenue, Mount Carmel Mercy Hospital Project	7.00	8/1/08	103,286
4,635,000	Michigan State Housing Development Authority, Multi-Family Revenue, Series A (FNMA) (a)	3.97	8/15/32	4,635,000
1,365,000	Michigan State Housing Development Authority, Series A, AMT (FNMA)	4.25	12/1/12	1,378,677
60,000	Michigan State Strategic Fund Limited Obligation Revenue, International Project, Series A, Prerefunded 8/1/07 @ 101	5.75	8/1/19	61,847
500,000	Oakland County Michigan Economic Development Corp. Revenue, Prerefunded 6/1/07 @ 102	5.63	6/1/19	518,080
155,000	Saginaw Michigan Hospital Finance Authority	7.50	11/1/10	166,538

				10,653,640

	Minnesota — 0.30%
100,000	Eden Prairie Minnesota Multi-Family Housing Revenue, Rolling Hills Project (GNMA)	6.15	8/20/31	107,116
100,000	Moorhead Minnesota Residential Mortgage Revenue, ETM	7.10	8/1/11	107,993
20,000	North Suburban Hospital District Minnanoka & Ramsey Counties, Hospital Revenue, Health Central, Inc., ETM	7.13	5/1/09	20,893
75,000	Rochester Minnesota Hospital Revenue	5.75	10/1/07	75,976
255,000	St. Paul Minnesota Port Authority Hospital Revenue, ETM	7.25	7/1/06	255,000
1,000,000	White Earth Band of Chippewa Indians, Revenue, Series A (ACA)	7.00	12/1/11	1,047,250

				1,614,228

	Mississippi — 0.46%
200,000	Corinth & Alcorn County Mississippi Hospital Revenue	5.00	10/1/08	201,498
105,000	Corinth & Alcorn County Mississippi Hospital Revenue	5.13	10/1/10	105,505
980,000	Corinth & Alcorn County Mississippi Hospital Revenue, Series A	5.50	10/1/21	973,914
700,000	Jackson Mississippi Housing Authority	5.30	4/1/19	710,073
505,000	Lincoln County Mississippi Hospital Revenue (Asset GTY)	5.50	4/1/18	524,205

				2,515,195

	Missouri — 0.85%
40,000	Bridgeton Missouri Industrial Development (GNMA)	5.25	12/20/19	41,573
545,000	Grandview Missouri Certificate Participation (FGIC)	5.25	1/1/18	574,348
880,000	Kansas City Missouri Industrial Development Authority Multi-Family Housing Revenue, Walnut Grove Apartments, Section 8 Assisted, Series A, AMT	6.55	12/15/15	945,975
615,000	Missouri State Development Financing Board, Recreational Facilities, YMCA Greater St. Louis Project, Series A (LOC)	4.75	9/1/07	618,118
230,000	Missouri State Development Financing Board, Recreational Facilities, YMCA Greater St. Louis Project, Series A (LOC)	4.90	9/1/10	232,891
250,000	Missouri State Health & Educational Facilities Authority Revenue, Jefferson Memorial Hospital	4.13	8/15/12	246,080
100,000	Missouri State Health & Educational Facilities Authority, Educational Facilities Revenue, Central Institute for the Deaf	5.70	1/1/18	102,749

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Missouri (continued)
$245,000	Olive Boulevard Transportation Development District Missouri, Transportation Sales Tax	4.50	10/1/22	$228,803
200,000	Ozarks Public Building Corp. Missouri Leasehold Revenue, Ozarks Technical Community College Project	5.75	3/1/16	203,702
180,000	Pacific Missouri Industrial Development Revenue, AMT (LOC)	5.95	5/1/07	181,890
180,000	Pacific Missouri Industrial Development Revenue, AMT (LOC)	6.20	5/1/12	182,536
180,000	Pacific Missouri Industrial Development, Clayton Corp. Project, AMT (LOC)	6.45	5/1/17	183,002
130,000	Sikeston Missouri Electrical Revenue, ETM	6.25	6/1/08	133,894
360,000	St. Charles County Missouri Health Care	5.40	11/15/16	364,874
145,000	St. Louis Missouri Airport Revenue, Airport Development Program, Series A (MBIA)	5.63	7/1/16	155,894
150,000	St. Louis Missouri Land Clearance Redevelopment Authority, Westminster Place Apartments, Mandatory Put 4/1/07 @100 (FNMA)	5.95	7/1/22	151,101
115,000	St. Louis Missouri School District	6.00	4/1/12	115,708

				4,663,138

	Montana — 0.21%
50,000	Missoula County Hospital	7.13	6/1/07	51,500
160,000	Montana State Board Investment Payroll Tax, Workers Compensation Project , ETM, (MBIA)	6.88	6/1/11	169,032
180,000	Montana State Board Investment, Refunded 1996 Payroll Tax, ETM	6.88	6/1/20	189,821
305,000	Montana State Board Investment, Refunded Balance 1996 Payroll Tax, ETM	6.88	6/1/20	321,641
370,000	Montana State Board Investment, Refunded Payroll Tax, ETM	6.88	6/1/20	390,186

				1,122,180

	Nebraska — 0.65%
625,000	Clay County Nebraska Industrial Development Revenue	4.75	3/15/09	627,781
390,000	Clay County Nebraska, AMT (LOC)	5.25	3/15/14	393,865
1,100,000	Douglas County Nebraska Hospital Authority, No. 002 Revenue (AMBAC)	4.75	12/15/12	1,120,229
40,000	Fillmore County Nebraska Industrial Development Revenue, AMT (LOC)	5.00	12/1/11	40,048
50,000	Fillmore County Nebraska Industrial Development Revenue, AMT (LOC)	5.20	12/1/13	50,065
475,000	Nebraska Educational Finance Authority Revenue, Dana College, Series D	5.45	3/15/30	462,052
765,000	Nebraska Educational Finance Authority Revenue, Dana College, Series D	5.55	3/15/35	742,685
135,000	Nebraska Investment Financial Authority Multi-Family Housing, Tara Hills Village (FNMA)	4.88	1/1/08	135,143

				3,571,868

	Nevada — 0.19%
5,000	Nevada Housing Division, AMT	6.45	10/1/07	5,005
5,000	Nevada Housing Division, AMT	6.00	10/1/09	4,979
60,000	Nevada Housing Division, AMT (FNMA)	5.50	10/1/09	60,956
530,000	Nevada Housing Division, Multi-Unit Housing, Lake Vista Project, Series A, AMT (LOC)	5.20	10/1/18	543,616
320,000	Nevada Housing Division, Multi-Unit, Arville Project, AMT (FNMA)	6.50	10/1/16	327,725
5,000	Nevada Housing Division, Single Family Mortgage	6.35	10/1/07	5,005
10,000	Nevada Housing Division, Single Family Mortgage	5.45	4/1/10	9,831
20,000	Nevada Housing Division, Single Family Mortgage	4.95	4/1/12	20,175
40,000	Nevada Housing Division, Single Family Mortgage, Series C-1	5.60	4/1/17	40,530

				1,017,822

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	New Hampshire — 0.53%
$500,000	New Hampshire Health & Educational Facilities Authority Revenue, Portsmouth Academy	5.00	7/1/13	$509,435
1,200,000	New Hampshire Higher Education & Health Facilities, Franklin Pierce College	5.13	10/1/13	1,226,268
45,000	New Hampshire Higher Education & Health Facilities, Franklin Pierce College (ACA)	4.90	10/1/08	45,529
495,000	New Hampshire Higher Education & Health Facilities, Franklin Pierce College (ACA)	5.00	10/1/09	503,984
10,000	New Hampshire Higher Education & Health Facilities, Rivier College	4.85	1/1/07	10,011
55,000	New Hampshire Higher Education & Health Facilities, Rivier College	4.90	1/1/08	55,202
525,000	New Hampshire Higher Education & Health Facilities, Rivier College	5.55	1/1/18	538,346

				2,888,775

	New Jersey — 5.36%
65,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/07	65,707
70,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/08	71,525
75,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/09	76,847
80,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/10	82,453
80,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/11	82,914
85,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/12	88,249
90,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/13	93,452
90,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/14	93,386
95,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/15	98,378
100,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/16	103,149
105,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/17	108,201
105,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/18	107,939
110,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/19	112,839
115,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/20	117,660
120,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/21	122,528
125,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/22	127,334
130,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/23	132,076
135,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/24	136,913
140,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/25	141,534
145,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/26	146,088
150,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/27	150,575
160,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/28	160,205
170,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/29	167,936
175,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/30	172,352
185,000	Bergen County New Jersey Improvement Authority (County GTY)	5.00	6/1/31	181,121
40,000	Bergen County New Jersey Utilities Authority, ETM	6.40	12/15/09	41,702
2,190,000	Casino Reinvestment Development Authority, New Jersey Hotel Room Fee Revenue (AMBAC)	5.00	1/1/13	2,292,361
7,555,000	Casino Reinvestment Development Authority, New Jersey Revenue, Series A (MBIA)	5.00	6/1/16	7,908,271
200,000	Essex County New Jersey Utilities Authority (FSA)	4.80	4/1/14	203,162
50,000	Glouchester County New Jersey Improvement Authority, AMT (County GTY)	5.00	11/1/10	51,061
1,175,000	Jersey City New Jersey, Series C, GO (MBIA)	4.00	9/1/12	1,173,684
1,220,000	Jersey City New Jersey, Series C, GO (MBIA)	5.00	9/1/13	1,288,186
1,275,000	Jersey City New Jersey, Series C, GO (MBIA)	5.00	9/1/14	1,348,338
2,405,000	Middlesex County New Jersey Utilities Authority, Sewage Revenue, Series A	6.25	8/15/10	2,494,152
135,000	Moorestown Township New Jersey Fire District No. 1	4.00	10/1/10	135,150
1,500,000	New Jersey Economic Development Authority Revenue, First Mortgage, Far Hills Country Day School	4.40	9/1/24	1,481,625
5,500,000	New Jersey Economic Development Authority Revenue, First Mortgage, Far Hills Country Day School, Optional Put 3/1/12 @ 100	5.50	9/1/24	5,626,389

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	New Jersey (continued)
$500,000	New Jersey Economic Development Authority Revenue, Series A	6.38	4/1/31	$573,200
360,000	New Jersey Health Care Facilities Financing Authority Revenue, Jersey City Medical Center (AMBAC/FHA)	4.80	8/1/21	362,506
275,000	New Jersey State Educational Facilities Authority	7.25	7/1/25	275,729
715,000	New Jersey State Educational Facilities Authority Revenue, Fairleigh Dickinson, Series C	4.25	7/1/06	715,000
15,000	New Jersey State Turnpike Authority, Turnpike Revenue	5.20	1/1/08	15,182
25,000	New Jersey State Turnpike Authority, Turnpike Revenue	5.88	1/1/08	25,466
190,000	New Jersey State Turnpike Authority, Turnpike Revenue, ETM	5.70	5/1/13	199,375
175,000	Passaic County New Jersey, GO	5.00	9/15/12	180,791

				29,332,691

	New Mexico — 0.34%
75,000	Albuquerque New Mexico Hospital Revenue	7.50	7/1/08	77,600
30,000	Albuquerque New Mexico Hospital Revenue, ETM	7.75	8/1/08	31,232
1,300,000	Bernalillo County New Mexico Gross Receipts Tax Revenue, (AMBAC)	4.00	6/15/14	1,279,121
370,000	Bernalillo County New Mexico Multi-Family, Mandatory Put 11/1/06 @100 (AXA)	4.60	11/1/25	371,758
25,000	New Mexico Mortgage Financing Authority (GNMA/FNMA)	5.50	7/1/17	25,412
50,000	New Mexico Mortgage Financing Authority (GNMA/FNMA)	5.60	7/1/28	50,629

				1,835,752

	New York — 4.53%
165,000	Albany County New York Industrial Development Agency, Albany College of Pharmacy, Series A	4.00	12/1/07	161,586
305,000	Albany County New York Industrial Development Agency, Albany College of Pharmacy, Series A	4.00	12/1/08	295,310
315,000	Albany County New York Industrial Development Agency, Albany College of Pharmacy, Series A	4.00	12/1/09	299,540
185,000	Albany County New York Industrial Development Agency, Albany College of Pharmacy, Series A	4.00	12/1/10	173,846
125,000	Albany New York Housing Authority, Housing Revenue, Lark Drive Association Project, AMT (LOC)	5.20	12/1/13	128,563
110,000	Albany New York Housing Authority, Housing Revenue, Lark Drive Association Project, AMT (LOC)	5.40	12/1/18	113,336
335,000	Albany New York Housing Authority, Housing Revenue, Lark Drive Association Project, AMT (LOC)	5.50	12/1/28	341,938
125,000	Capital District Youth Center New York (LOC)	6.00	2/1/17	128,813
895,000	East Rochester New York Housing Authority Revenue, Gates Senior Housing Project, (GNMA)	6.13	4/20/43	988,590
500,000	Long Island Power Authority Electrical Systems Revenue, Series B	5.00	6/1/11	516,645
70,000	New York City Industrial Development Agency, College of Aeronautics Project	5.20	5/1/09	70,304
75,000	New York New York, Series B (AMBAC)	7.25	8/15/07	77,828
10,000	New York New York, Series B, ETM (AMBAC)	7.25	8/15/07	10,380
760,000	New York State Dormitory Authority Lease Revenue, Court Facilities, Series A	5.25	5/15/11	797,422
2,285,000	New York State Dormitory Authority Lease Revenue, Court Facilities, Series A	5.75	5/15/14	2,478,448
320,000	New York State Dormitory Authority Revenue, D’Youville College (Asset GTY)	4.38	7/1/08	321,722
745,000	New York State Dormitory Authority Revenue, Hunts Point Multi-Service Center	5.63	7/1/22	777,221
195,000	New York State Dormitory Authority Revenue, Lutheran Social Services (AMBAC/FHA)	5.13	2/1/18	201,460
330,000	New York State Dormitory Authority Revenue, Norwegian Christian Home & Health Center (MBIA/FHA)	4.90	8/1/21	332,195

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	New York (continued)
$3,670,000	New York State Dormitory Authority Revenue, Norwegian Christian Home & Health Center (MBIA/FHA)	6.10	8/1/41	$4,017,769
600,000	New York State Dormitory Authority Revenue, Second Hospital	5.00	2/15/10	617,580
5,510,000	New York State Dormitory Authority Revenue, Second Hospital	5.75	2/15/15	5,974,988
2,015,000	New York State Dormitory Authority Revenue, Series C	7.50	7/1/10	2,149,703
500,000	New York State Dormitory Authority Revenues, (MBIA-IBC)	5.70	8/15/09	515,320
625,000	New York State Housing Finance Agency Revenue, Multi-Family Housing, Northfield Apartment, Series A (SONYMA)	4.30	8/15/14	627,800
300,000	New York State Urban Development Corp. Revenue, Community Enhancement Facilities	5.13	4/1/12	312,369
320,000	New York, New York City Industrial Development Agency, Civic Facility Revenue, Bank Street College Project (RADIAN)	4.50	12/1/07	322,064
600,000	Niagara Falls New York, Series A	4.00	11/1/14	570,660
300,000	Oneida County New York Industrial Development Agency Revenue, Civic Facilities- Mohawk Valley, Series A (FSA)	5.00	1/1/13	307,377
245,000	Oneida County New York Industrial Development Agency Revenue, Civic Facilities- Mohawk Valley, Series A (FSA)	5.00	1/1/13	251,309
100,000	Onondaga County New York Industrial Development Agency, Civic Facilities Revenue, Lemoyne College, Series A	5.50	3/1/14	103,255
40,000	Onondaga County New York Industrial Development, Lemoyne College	5.00	3/1/07	40,084
250,000	Port Authority of New Jersey & New York, Airport & Marina Improvements	5.25	9/15/12	252,995
180,000	Schenectady New York Industrial Development Agency, Civic Facilities Revenue, Schaffer Heights (GNMA)	5.25	11/1/10	180,310
55,000	Syracuse New York Housing Authority Revenue (FHA)	5.00	8/1/07	55,022
75,000	Triborough Bridge & Tunnel Authority	7.25	1/1/10	79,385
200,000	Triborough Bridge & Tunnel Authority New York Revenue, General Purposes, Series A (General Obligation of Authority)	5.20	1/1/20	201,574

				24,794,711

	North Carolina — 0.88%
20,000	Asheville North Carolina Housing Development Corp., First Lien Revenue, Section 8 Assisted, Asheville Gardens (HUD, Section 8)	10.50	5/1/11	22,945
1,125,000	New Hanover County North Carolina Certificates of Participation, Series B (AMBAC)	5.00	9/1/16	1,194,885
1,180,000	North Carolina Medical Care Community Revenue, Health Care, Series A	4.65	10/1/14	1,173,545
200,000	North Carolina Medical Care Community Revenue, North Carolina Housing Foundation, Inc.	6.00	8/15/10	208,086
385,000	North Carolina Medical Care, Community Hospital Revenue Bond, ETM	7.63	10/1/08	402,895
1,480,000	Pitt County North Carolina, Memorial Hospital Revenue	5.38	12/1/10	1,516,039
280,000	Winston Salem North Carolina Certificates Participation, Series A	5.00	6/1/07	281,187

				4,799,582

	North Dakota — 0.76%
1,250,000	Fargo North Dakota Health Systems Revenue, Meritcare Hospital, Group A (MBIA)	5.60	6/1/13	1,292,650
1,650,000	Fargo North Dakota Health Systems Revenue, Meritcare Hospital, Group A (MBIA)	5.55	6/1/16	1,705,571
95,000	North Dakota State Housing Finance Agency Revenue, Home Mortgage Finance, Series E, AMT	4.50	7/1/07	94,457
65,000	North Dakota State Housing Finance Agency Revenue, Home Mortgage Finance, Series E, AMT	4.55	1/1/08	64,549
110,000	North Dakota State Housing Finance Agency Revenue, Home Mortgage Finance, Series E, AMT	4.85	7/1/11	111,815

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	North Dakota (continued)
$110,000	North Dakota State Housing Finance Agency Revenue, Home Mortgage Finance, Series E, AMT	4.95	1/1/12	$112,035
55,000	North Dakota State Housing Finance Agency Revenue, Series D, AMT	4.50	1/1/07	55,025
60,000	North Dakota State Housing Finance Agency Revenue, Series D, AMT	4.55	1/1/08	59,381
160,000	North Dakota State Housing Finance Agency Revenue, Series D, AMT	4.55	7/1/08	159,608
65,000	North Dakota State Housing Finance Agency Revenue, Series D, AMT	4.65	1/1/09	64,909
190,000	North Dakota State Housing Finance Agency Revenue, Series D, AMT	4.85	7/1/11	190,910
180,000	North Dakota State Housing Finance Agency Revenue, Series D, AMT	4.95	1/1/12	181,148
75,000	North Dakota State Housing Finance Agency Revenue, Series D, AMT	5.00	1/1/13	75,125

				4,167,183

	Ohio — 0.87%
500,000	Akron Bath Copley Ohio Joint Township Hospital District Revenue, Hospital Facilities, Summa Health System, Series A	5.25	11/15/14	522,310
1,000,000	Akron Bath Copley Ohio Joint Township Hospital District Revenue, Hospital Facilities, Summa Health System, Series A (RADIAN)	5.00	11/15/12	1,030,110
300,000	Hancock County Ohio Multi-Family Housing, Crystal Glen Apartments, AMT (LOC)	5.05	1/1/10	300,264
575,000	Knox County Ohio Hospital Facilities Revenue, Knox Community Hospital (Asset GTY)	5.00	6/1/12	592,135
20,000	Lucas-Palmer Housing Development Corp. of Ohio (FHA/MBIA)	5.90	7/1/07	20,000
180,000	Ohio Capital Corp. for Housing, Mortgage Revenue, Georgetown Village Ltd., Section 8 Assisted Project (FHA)	6.63	7/1/22	180,434
25,000	Ohio State Water Development Pollution Control, ETM	6.38	6/1/07	25,585
780,000	Port of Greater Cincinnati Development Authority, Economic Development Revenue	5.00	10/1/25	785,538
65,000	Portage County Ohio Hospital Revenue, ETM	6.70	12/1/07	66,638
110,000	Sandusky County Ohio Health Care Facilities Revenue (FNMA)	5.15	7/1/09	111,603
210,000	Stark County Ohio Health Care Facility Review (GNMA)	5.30	7/20/18	216,636
230,000	Stark County Ohio Health Care Facility Review (GNMA)	5.35	7/20/23	235,805
655,000	Summit County Ohio Port Authority, Building Fund Progress Development Revenue, Twinsburg Township Project, Series D	5.13	5/15/25	656,166

				4,743,224

	Oklahoma — 1.64%
580,000	Canadian County Oklahoma Home Financing Authority, Single Family Mortgage, Series A, (GNMA)	6.70	9/1/32	612,532
250,000	Grady County Oklahoma Industrial Authority, Lease Revenue, Correctional Facilities (MBIA)	5.38	11/1/09	255,245
70,000	Grand River Dam Authority Oklahoma Revenue	6.25	11/1/08	72,118
85,000	Oklahoma Housing Finance Agency Multi-Family (FNMA)	5.10	12/1/07	85,039
25,000	Tulsa County Oklahoma Public Facilities Authority Capital Improvement Revenue	6.95	11/1/07	25,607
10,000	Tulsa Oklahoma Industrial Authority Revenue, ETM	6.50	4/1/07	10,200
520,000	Tulsa Oklahoma Industrial Authority Tax Apportionement, Series B Taxable	7.30	7/1/16	514,925
1,650,000	Tulsa Oklahoma Industrial Authority Tax Apportionement, Series B Taxable	7.35	1/1/17	1,632,213
5,830,000	Tulsa Oklahoma Industrial Authority Tax Apportionement, Series B Taxable	7.61	7/1/21	5,788,841

				8,996,720

	Oregon — 0.30%
1,525,000	Cow Creek Band Umpqua Tribe of Indians, Series B (AMBAC)	5.10	7/1/12	1,525,229
140,000	Oregon State Health Housing, Educational & Cultural Facilities, Cedar West Housing Project, Series A, AMT (LOC)	4.65	1/2/08	140,263

				1,665,492

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Pennsylvania — 11.55%
$260,000	Allegheny County Pennsylvania Hospital Development Authority Revenue (MBIA)	5.00	11/1/23	$263,913
125,000	Allegheny County Pennsylvania Hospital Development Authority Revenue, Pittsburgh Mercy Health System, ETM	5.50	8/15/10	127,750
45,000	Allegheny County Pennsylvania Hospital UPMC, ETM	6.75	7/1/10	47,258
110,000	Allegheny County Pennsylvania Residential Finance Authority, Single Family Mortgage, Series DD-2, AMT (GNMA)	4.95	5/1/09	110,740
1,730,000	Allegheny County Pennsylvania Residential Finance Authority, Single Family Mortgage, Series KK-2, AMT, SUB (GNMA)	5.75	5/1/33	1,762,402
25,000	Allegheny County Pennsylvania, Single Family Mortgage (GNMA)	5.20	5/1/17	25,338
455,000	Ambridge Pennsylvania Area School District (FSA)	4.50	11/1/21	450,505
245,000	Beaver County Pennsylvania Industrial Development Authority (GNMA)	4.85	5/20/10	249,586
390,000	Berks County Pennsylvania Redevelopment Authority	5.15	1/1/19	391,268
810,000	Berks County Pennsylvania Solid Waste Authority, County Guaranteed Revenue	3.20	4/1/11	771,946
75,000	Blair County Hospital Authority, ETM	6.90	7/1/08	77,145
750,000	Cambria County Pennsylvania, GO (FGIC)	5.50	8/15/16	780,630
100,000	Chester County Pennsylvania Health & Education Facilities Authority Health Systems Revenue, Jefferson Health Systems, Series B	4.90	5/15/07	100,857
1,420,000	Chester County Pennsylvania Health & Education Facilities Authority Revenue, Devereux Foundation	5.00	11/1/23	1,435,890
300,000	Chester County Pennsylvania Health & Education Facilities Authority Revenue, Devereux Foundation	5.00	11/1/24	302,871
60,000	Chester County Pennsylvania Health & Education Finance Authority, Immaculata College	5.00	10/15/06	60,046
105,000	Chester County Pennsylvania Health & Education Finance Authority, Immaculata College	5.00	10/15/07	105,081
10,000	Chester County Pennsylvania Health & Education Finance Authority, Immaculata College	5.10	10/15/08	10,008
70,000	Chester County Pennsylvania Health & Education Finance Authority, Immaculata College	5.13	10/15/09	70,057
95,000	Chester County Pennsylvania Health & Education Finance Authority, Immaculata College	5.30	10/15/11	95,086
1,300,000	Chester County Pennsylvania Industrial Development Authority Revenue, Collegium Charter School Project, Series A	4.00	4/15/13	1,217,502
1,470,000	Chester Pennsylvania Guaranteed Host Community Revenue, Series B	5.80	12/1/13	1,518,407
825,000	Chester Upland School District Pennsylvania	4.00	5/15/07	823,185
1,525,000	Chester Upland School District Pennsylvania	4.00	5/15/11	1,492,853
1,240,000	Chester Upland School District Pennsylvania	4.20	5/15/13	1,218,486
1,525,000	Chester Upland School District Pennsylvania	4.75	9/15/15	1,578,908
1,065,000	Chester Upland School District Pennsylvania	4.90	9/15/17	1,097,525
1,405,000	Chester Upland School District Pennsylvania	4.95	9/15/18	1,442,485
125,000	Claysburg Kimmel Pennsylvania School District	3.38	1/15/13	117,995
135,000	Claysburg Kimmel Pennsylvania School District	3.50	1/15/14	127,240
145,000	Claysburg Kimmel Pennsylvania School District	3.60	1/15/15	136,448
545,000	Claysburg Kimmel Pennsylvania School District	3.90	1/15/18	514,714
290,000	Claysburg Kimmel Pennsylvania School District	4.00	1/15/20	271,347
615,000	Claysburg Kimmel Pennsylvania School District	4.00	1/15/21	572,270
65,000	Coatesville Pennsylvania Water Revenue, ETM	6.25	10/15/13	69,523
290,000	Cumberland County Pennsylvania Municipal Authority Revenue, Presbyterian Homes, Inc. Project	6.00	12/1/26	292,564
50,000	Delaware County Pennsylvania Authority College Revenue, Eastern College	4.75	10/1/06	49,949
80,000	Delaware County Pennsylvania Authority College Revenue, Eastern College	4.95	10/1/08	81,915

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Pennsylvania (continued)
$50,000	Delaware County Pennsylvania Authority College Revenue, Eastern College, Series B	4.85	10/1/07	$50,813
840,000	Delaware County Pennsylvania Authority College Revenue, Eastern College, Series B	5.50	10/1/19	847,594
75,000	Delaware County Pennsylvania Authority Health Care Revenue, Mercy Health Corp., Series A, ETM	5.13	11/15/12	75,465
1,050,000	Delaware County Pennsylvania Authority Hospital Revenue, Chester Medical Center	5.00	12/15/11	1,080,681
1,105,000	Delaware County Pennsylvania Authority Hospital Revenue, Chester Medical Center	5.00	12/15/12	1,138,680
1,155,000	Delaware County Pennsylvania Authority Hospital Revenue, Chester Medical Center	5.00	12/15/13	1,189,673
1,215,000	Delaware County Pennsylvania Authority Hospital Revenue, Chester Medical Center	5.00	12/15/14	1,248,643
200,000	Delaware County Pennsylvania Authority Revenue, Dunwoody Village Project	6.25	4/1/30	207,028
750,000	Delaware County Pennsylvania Authority, 1st Mortgage Revenue, White Horse Village Project, Series A, Prerefunded 7/1/10 @ 101	7.63	7/1/30	855,360
920,000	Delaware Valley Pennsylvania Regional Finance Authority Revenue, Local Government	5.50	7/1/12	983,719
200,000	Erie Pennsylvania Higher Education Building Authority, College Revenue, Gannon University Project	5.20	7/15/16	201,102
10,000	Erie Pennsylvania Higher Education Building Authority, Mercyhurst College Project	5.75	3/15/12	10,157
110,000	Erie Pennsylvania Higher Education Building Authority, Mercyhurst College Project	5.85	3/15/17	111,505
350,000	Fayette County Pennsylvania Hospital Authority, Hospital Revenue	5.55	6/15/08	357,515
370,000	Fayette County Pennsylvania Hospital Authority, Hospital Revenue	5.65	6/15/09	377,970
1,000,000	Fayette County Pennsylvania Hospital Authority, Hospital Revenue	5.75	6/15/15	1,021,650
85,000	Greene County Pennsylvania Industrial Development Authority, Monongahela Power Co., Series B (MBIA)	5.10	2/1/12	87,336
50,000	Hazleton Pennsylvania Area School District, Series A (FGIC)	5.00	3/1/10	50,990
40,000	Hazleton Pennsylvania Area School District, Series A (FGIC)	5.00	3/1/11	40,715
1,050,000	Lehigh County Pennsylvania General Purpose Authority Revenues, Good Shepherd Group, Series A	4.00	11/1/09	1,042,220
600,000	Lycoming County Pennsylvania Authority, College Revenue, Pennsylvania College of Technology (XLCA)	5.00	1/1/19	622,680
340,000	McKeesport Pennsylvania Area School District	5.00	4/1/13	349,034
70,000	Methacton Pennsylvania School District Authority Revenue, Prerefunded 10/1/06 @ 100	6.50	4/1/07	70,449
235,000	Mifflin County Pennsylvania Hospital Authority, Lewiston Hospital (Asset GTY)	5.50	7/1/12	245,594
500,000	Mifflin County Pennsylvania Hospital Authority, Lewiston Hospital (Asset GTY)	6.00	7/1/15	531,740
1,800,000	Montgomery County Pennsylvania Industrial Development Authority Revenue, Series A (MBIA)	5.00	11/1/10	1,872,827
2,000,000	Montgomery County Pennsylvania Industrial Development Authority, Retirement Community Revenue , Series B	5.75	11/15/17	2,050,039
5,000	Mount Lebanon Pennsylvania Hospital Authority	7.00	7/1/06	5,000
90,000	Northampton County Pennsylvania Higher Education Authority Revenue College, Moravian College	4.70	7/1/12	90,797
200,000	Pennsylvania Housing Finance Agency, Rental Housing, Zero Coupon	0.00	4/1/30	176,262
540,000	Pennsylvania Housing Finance Agency, Single Family Mortgage	4.60	10/1/08	540,875
150,000	Pennsylvania State Higher Education Facilities Authority , Health Services Revenue (MBIA)	5.40	11/15/07	151,949
50,000	Pennsylvania State Higher Education Facilities, Health Services, (MBIA)	5.88	11/15/21	51,333
250,000	Pennsylvania State Higher Educational Facilities Authority Revenue	5.00	7/1/15	263,310
680,000	Pennsylvania State Higher Educational Facilities Authority Revenue	5.25	11/1/18	707,588
1,100,000	Pennsylvania State Higher Educational Facilities Authority Revenue (RADIAN)	6.00	6/1/29	1,164,042
800,000	Pennsylvania State Higher Educational Facilities Authority Revenue, Philadelphia University, Series A	5.00	6/1/15	797,120
310,000	Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue	5.88	11/15/16	318,265

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Pennsylvania (continued)
$740,000	Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue (MBIA)	5.60	11/15/09	$763,199
2,000,000	Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue (MBIA)	5.70	11/15/11	2,094,599
100,000	Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue, Allegheny Delaware Valley Obligation Group	5.60	11/15/09	102,570
155,000	Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset GTY)	5.00	11/1/08	155,977
145,000	Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset GTY)	4.55	11/1/09	146,639
205,000	Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset GTY)	4.65	11/1/10	206,554
200,000	Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset GTY)	4.90	11/1/12	202,860
135,000	Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset GTY)	5.00	11/1/13	138,264
350,000	Pennsylvania State Higher Educational Facilities, Health Services (MBIA)	5.88	11/15/18	359,331
1,000,000	Pennsylvania State Higher Educational Facilities, St. Joseph’s University (RADIAN)	5.25	12/15/17	1,035,820
1,000,000	Pennsylvania State Higher Educational Facilities, St. Joseph’s University (RADIAN)	5.25	12/15/18	1,032,820
500,000	Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY)	5.50	3/15/13	522,155
375,000	Pennsylvania State Higher Educational Facilities, Widener University	3.45	7/15/10	355,425
1,455,000	Philadelphia Pennsylvania Airport Authority Revenue, AMT (FGIC)	5.38	6/15/12	1,513,637
60,000	Philadelphia Pennsylvania Authority for Industrial Development	5.00	8/15/09	59,860
35,000	Philadelphia Pennsylvania Authority for Industrial Development (FHA)	4.75	2/1/08	35,214
705,000	Philadelphia Pennsylvania Authority for Industrial Development, Arbor House, Inc. Project, Series E	6.10	7/1/33	716,893
120,000	Philadelphia Pennsylvania Authority for Industrial Development, Jeanes Physicians’ Office	9.38	7/1/10	121,584
620,000	Philadelphia Pennsylvania Authority for Industrial Development, Senior Living Revenue, Reider House Project, Series A	6.10	7/1/33	630,459
585,000	Philadelphia Pennsylvania Authority for Industrial Development, Senior Living Revenue, Saligman House Project, Series C	6.10	7/1/33	594,869
70,000	Philadelphia Pennsylvania Authority Industrial Development Revenue, Simpson House Project	5.00	8/15/10	69,514
60,000	Philadelphia Pennsylvania Authority Industrial Development Revenue, Simpson House Project	5.10	8/15/11	59,794
190,000	Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority Revenue, Frankford Hospital, ETM	5.75	1/1/19	191,959
2,500,000	Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority Revenue, Jefferson Health System, Series A (AMBAC)	5.13	5/15/18	2,559,874
250,000	Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority Revenue, Jerferson Health Systems, Series A	5.00	5/15/10	256,068
800,000	Philadelphia Pennsylvania Hospitals & Higher Education Facilities, Health Systems, Series A (FHA)	5.38	1/1/28	817,168
1,300,000	Philadelphia Pennsylvania Municipal Authority Revenue, Series B (FSA)	5.25	11/15/15	1,373,762
900,000	Philadelphia Pennsylvania Parking Authority, Parking Revenue (AMBAC)	5.25	2/1/15	934,641
1,000,000	Philadelphia Pennsylvania Parking Authority, Parking Revenue (FSA)	5.63	9/1/14	1,057,980
150,000	Philadelphia Pennsylvania Redevelopment Authority Housing Revenue, Multi-Family (FHA)	5.45	2/1/23	151,482
735,000	Pittsburgh Pennsylvania Urban Redevelopment Authority, Multi-Family Mortgage Revenue (GNMA)	5.35	12/20/26	748,208

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Pennsylvania (continued)
$840,000	Pittsburgh Pennsylvania Urban Redevelopment Authority, Multi-Family Mortgage Revenue (GNMA)	5.35	12/20/26	$855,095
25,000	Pittsburgh Pennsylvania Urban Redevelopment Authority, Oliver Garage Project (FGIC)	5.20	6/1/11	25,741
35,000	Pittsburgh Pennsylvania Urban Redevelopment Authority, Series C, AMT (GNMA/FNMA)	5.95	10/1/29	35,728
350,000	Potter County Pennsylvania Hospital Authority Revenue, Charles Cole Memorial Hospital	5.95	8/1/16	357,326
50,000	Rose Tree Media Pennsylvania School District (FGIC)	4.40	2/15/11	50,427
250,000	Scranton-Lackawanna Pennsylvania Health & Welfare Authority Revenue	5.13	7/1/16	255,485
150,000	Somerset County Pennsylvania Hospital Authority, Somerset Community Hospital, District B (Asset GTY)	5.20	3/1/10	154,262
10,000	Somerset County Pennsylvania Hospital Authority, Somerset Community Hospital, District B (Asset GTY)	5.30	3/1/11	10,289
40,000	Suburban Lancaster Pennsylvania Sewer Authority Revenue, ETM	5.40	1/1/11	41,051
30,000	Unity Township Pennsylvania Municipal Authority Sewer Revenue, ETM	6.60	5/1/08	30,971
15,000	Upper Gwynedd-Towamencin Pennsylvania Municipal Authority Sewer Revenue, ETM	5.85	10/15/06	15,088
25,000	Wayne Pike Pennsylvania Joint School Authority School, ETM	6.00	12/1/07	25,368
360,000	Westmoreland County Pennsylvania, Series D, ETM	5.00	8/1/06	360,317
215,000	Williamsport Pennsylvania Housing Authority Multi-Family (FHA/MBIA)	5.25	1/1/15	218,668
5,000	Womelsdorf Pennsylvania Sewer Authority, Prerefunded 2/1/07 @ 100	5.50	2/1/08	5,047
500,000	York County Pennsylvania Industrial Development Authority Water Facilities Revenue, York Water County Project	3.60	5/15/09	489,480
280,000	York County Pennsylvania Industrial Development Authority, Water Facilities Revenue	3.75	6/1/10	272,745
130,000	York Pennsylvania Housing Corp., Mortgage Revenue, Series A	6.88	11/1/09	129,357
55,000	York Township Water & Sewer, ETM	6.00	8/1/13	57,964

				63,249,001

	Puerto Rico — 0.05%
275,000	University of Puerto Rico Revenues	5.50	6/1/12	275,231

	Rhode Island — 0.53%
105,000	Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza Project, AMT (FNMA)	5.70	9/1/16	110,106
105,000	Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza Project, AMT (FNMA)	5.70	9/1/17	110,276
110,000	Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza Project, AMT (FNMA)	5.70	9/1/18	114,994
120,000	Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza Project, AMT (FNMA)	5.70	9/1/19	125,352
125,000	Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza Project, AMT (FNMA)	5.70	9/1/20	129,773
130,000	Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza Project, AMT (FNMA)	5.70	9/1/21	134,238
555,000	Providence Rhode Island Redevelopment Agency, Certificates Participation, Series A (RADIAN)	3.13	9/1/08	538,922
1,400,000	Rhode Island State Economic Development Corp. Revenue, Providence Place Mall (Asset GTY)	5.75	7/1/10	1,428,644
325,000	Rhode Island State Health & Educational Building Corp. Revenue, Capital Appreciation Higher Education, Project B, Zero Coupon (BIG)	0.00	11/1/12	221,039

				2,913,344

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	South Carolina — 0.89%
$95,000	Charleston County South Carolina Residential Recovery Revenue, Foster Wheeler Charleston	5.10	1/1/08	$96,369
1,585,000	Columbia South Carolina Water & Sewer, ETM	7.75	1/1/11	1,723,355
500,000	South Carolina Jobs Economic Development Authority Revenue, AMT	5.05	6/1/08	507,755
67,000	South Carolina Jobs Economic Development Authority, Westminster Presbyterian	5.13	11/15/08	68,179
2,485,000	South Carolina State Housing Finance & Development Authority, Multi-Family Revenue (FHLMC) (a)	3.89	8/1/31	2,484,999

				4,880,657

	Tennessee — 1.03%
70,000	Bristol Tennessee Health & Education Facilities Board Revenue, ETM	6.90	1/1/07	71,065
95,000	Greenville Tennessee Health & Educational Facilities	8.70	10/1/09	102,439
510,000	Johnson City Tennessee Electricity Revenue	4.75	5/1/08	516,084
445,000	Johnson City Tennessee Health & Education, ETM	7.00	7/1/11	476,591
180,000	Metro Government Nashville & Davidson County Tennessee (Asset GTY)	5.50	5/1/23	185,211
65,000	Metro Government Nashville & Davidson County Tennessee, CI Homes, Inc. Project, Series A, Prerefunded 10/1/07 @ 105	9.00	10/1/22	71,405
1,745,000	Metro Government Nashville & Davidson County Tennessee, Health & Education Facilities Board (RADIAN)	5.10	8/1/16	1,767,475
530,000	Metro Government Nashville & Davidson County Tennessee, Multi-Family Housing, Welch Bend Apartments	5.50	1/1/27	532,189
1,100,000	Metro Government Nashville & Davidson County Tennessee, Water & Sewer Revenue (FGIC)	7.70	1/1/12	1,243,242
640,000	Tennessee State School Board Authority, Prerefunded, Series B, ETM	5.00	5/1/09	652,877

				5,618,578

	Texas — 6.44%
3,000,000	Austin Texas Convention Enterprises, Inc., Convention Center, Series B	5.75	1/1/16	3,133,440
2,000,000	Austin Texas Convention Enterprises, Inc., Convention Center, Series B	6.00	1/1/23	2,089,260
100,000	Austin Texas Independent School District, GO	5.70	8/1/11	100,136
935,000	Bexar County Texas Housing Finance Corp., Multi-Family Housing Revenue, Perkin Square Project, Series A-1, (GMNA)	6.55	12/20/34	1,030,108
3,070,000	Bexar County Texas Housing Finance Corp., Multi-Family Housing Revenue, Stablewood Farms (GNMA)	6.25	7/20/43	3,338,042
420,000	Bexar County Texas Revenue Project (MBIA)	5.75	8/15/22	443,012
354,000	Blanket Texas Independent School District, Public Facility Corp. Lease Revenue	5.90	1/1/10	360,379
100,000	Brazoria County Texas Municipal Utilities District No. 6	7.00	9/1/09	107,935
190,000	Brenham Texas, Certificates of Obligation (FSA)	5.38	8/15/15	200,876
15,000	Bryan Texas Higher Education Authority, Allen Academy	6.50	12/1/06	15,162
435,000	Bryan Texas Higher Education Authority, Allen Academy	7.30	12/1/16	449,651
156,107	Capital Area Housing Finance Corp., AMT	6.50	11/1/19	157,699
4,240,000	Dallas Texas Independent School District, Prerefunded 2/15/12 @ 100 (PSF)	5.50	2/15/16	4,560,925
295,000	Dallas Texas, GO	5.13	2/15/12	303,646
615,000	Danbury Higher Education Authority Revenue, George Gervin Youth Center, Series A	5.25	2/15/10	624,034
5,000	Del Rio Texas, GO (Asset GTY)	7.50	4/1/08	5,271
55,000	Del Rio Texas, GO (Asset GTY)	7.50	4/1/09	58,402
5,000	Del Rio Texas, GO (Asset GTY)	6.50	4/1/10	5,226
5,000	Del Rio Texas, GO (Asset GTY)	5.55	4/1/11	5,147
5,000	Del Rio Texas, GO (Asset GTY)	5.65	4/1/13	5,155
5,000	Del Rio Texas, GO (Asset GTY)	5.75	4/1/16	5,164
65,000	Del Rio Texas, GO (Asset GTY)	5.75	4/1/17	67,128
20,000	Denison Texas Hospital Authority Hospital Revenue	7.13	7/1/08	20,618

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Texas (continued)
$130,000	Edgewood Texas Independent School District	4.90	8/15/08	$132,655
130,000	Edgewood Texas Independent School District	5.00	8/15/09	132,915
140,000	Edgewood Texas Independent School District	5.00	8/15/10	143,139
160,000	Edgewood Texas Independent School District	5.25	8/15/13	164,390
75,000	Garland Texas Certificates of Obligation	5.75	2/15/18	78,425
500,000	Greater Greenspoint Texas Redevelopment Authority Tax Increment Contract	5.25	9/1/10	518,630
250,000	Harlingen Texas Airport Improvement Revenue (AMBAC)	4.70	2/15/11	250,188
205,000	Harris County Texas Hospital District Mortgage Revenue, (MBIA)	7.40	2/15/10	217,591
415,000	Harris County Texas Housing Finance Corp., Multi-Family Housing Revenue, Copperwood Ranch Apartments, Series A, SUB, AMT (AMBAC)	4.85	12/1/12	427,861
120,000	Harris County Texas Municipal Utilities District No. 368	7.00	9/1/14	132,818
255,000	Harris County Texas Municipal Utility District No. 354	5.30	5/1/12	261,740
300,000	Heart of Texas Housing Financial Corp., Waco Parkside Village, Multi-Family Housing, AMT (GNMA)	7.40	9/20/35	322,335
120,000	Houston Texas Apartment Systems Revenue, ETM	7.60	7/1/10	129,916
95,000	Houston Texas Sewer System Revenue	6.38	10/1/08	97,832
35,000	Kleberg County Texas Hospital Revenue, ETM	8.00	7/1/08	36,341
400,000	Lubbock Texas Health Facility Revenue	5.88	3/20/37	424,876
1,730,000	North Texas Health Facilities Development Corp., Hospital Revenue, United Regional Health Care Systems, Inc. Project (MBIA)	5.00	9/1/14	1,768,233
170,000	Northeast Hospital Authority Texas Revenue	8.00	7/1/08	176,690
12,501	Odessa Texas Housing Finance Corp. Single Family (FNMA)	8.45	11/1/11	12,719
35,000	Panhandle Texas Regulation Housing Finance, AMT (GNMA)	7.50	5/1/24	35,054
620,000	Red River Texas, Education Financial Revenue, Reference Hockaday School Project	4.10	5/15/17	583,885
525,000	Red River Texas, Education Financial Revenue, Reference Hockaday School Project	4.13	5/15/18	491,967
805,000	Red River Texas, Education Financial Revenue, Reference Hockaday School Project	4.20	5/15/19	754,752
845,000	Red River Texas, Education Financial Revenue, Reference Hockaday School Project	4.25	5/15/20	790,869
635,000	Retama Texas Development Corp., Special Facilities Revenue, ETM	8.75	12/15/11	738,194
1,945,000	Retama Texas Development Corp., Special Facilities Revenue, ETM	10.00	12/15/17	2,680,443
2,345,000	Retama Texas Development Corp., Special Facilities Revenue, ETM	8.75	12/15/18	3,027,067
55,000	Southeast Texas Hospital Finance, ETM	6.50	5/1/09	57,229
35,000	Tarrant County Texas Health Facilities Development Revenue, South Central Nursing Homes (FHA/MBIA)	6.00	1/1/37	37,137
1,100,000	Tarrant County Texas Housing Finance Corp., Multi-Family Housing, Gateway Appartments (FNMA) (a)	3.89	2/15/36	1,100,000
490,000	Tarrant County Texas Housing Finance Corp., Multi-Family Housing, Summit Project A	5.08	9/1/27	489,853
5,000	Texarkana Texas Housing Finance Corp. Mortgage, Summer Hill, Series A (GNMA)	5.55	1/20/07	5,005
110,000	Texas State Department Housing & Community Affairs, Volente Project, AMT (FNMA)	5.00	7/1/08	111,137
300,000	Texas State Public Finance Authority Building Revenue, Department of Criminal Justice, Series A	5.25	2/1/11	306,054
250,000	Texas State Public Finance Authority Building Revenue, General Services, Series A (AMBAC)	5.50	2/1/12	258,223
500,000	Texas State Public Finance Authority, GO	5.25	10/1/09	511,195
500,000	Texas Water Development Board Revenue, Series B	5.75	7/15/12	529,340
200,000	Ysleta Texas Independent School District Public Facilities Corp. Lease Revenue	4.75	11/15/12	203,778

				35,226,892

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Utah — 0.49%
$45,000	Provo City Utah Housing Authority Multi-Family, Lookout Pointe Apartments (GNMA)	6.00	7/20/08	$44,909
5,000	Salt Lake City Utah Hospital Revenue, ETM	8.00	5/15/07	5,177
1,550,000	Utah Housing Corp., Single Family Mortgage Revenue	5.25	7/1/25	1,567,143
825,000	Utah Housing Corp., Single Family Mortgage, Series D-2, Class III, SUB, AMT	5.00	7/1/18	842,960
15,000	Utah State Housing Finance Agency, Single Family Mortgage	5.05	7/1/12	14,978
15,000	Utah State Housing Finance Agency, Single Family Mortgage	5.50	7/1/16	15,038
80,000	Utah State Housing Finance Agency, Single Family Mortgage	5.40	7/1/20	80,757
35,000	Utah State Housing Finance Agency, Single Family Mortgage, Series A2 Class II, AMT	5.40	7/1/16	35,091
20,000	Utah State Housing Finance Agency, Single Family Mortgage, Series A2, Class III, AMT	5.20	7/1/11	20,084
30,000	Utah State Housing Finance Agency, Single Family Mortgage, Series B2, Class III, AMT	5.25	7/1/11	30,125
20,000	Utah State Housing Finance Agency, Single Family Mortgage, Series Sub-D2, AMT	5.25	7/1/12	19,995

				2,676,257

	Various States — 0.84%
4,777,368	Municipal Mortgage & Equity Financial CDD Senior Securitization Trust, Mandatory Put 11/1/08 @ 100 (LOC)	3.38	11/1/08	4,616,227

	Vermont — 0.07%
95,000	Vermont Educational & Health Buildings Financing Agency, Norwich University Project	5.00	7/1/06	95,000
95,000	Vermont Educational & Health Buildings Financing Agency, Norwich University Project	5.00	7/1/07	94,801
175,000	Vermont Educational & Health Buildings Financing Agency, Norwich University Project	5.75	7/1/13	180,141

				369,942

	Virginia — 0.55%
490,000	Chesterfield County Virginia Industrial Development Authority (LOC)	5.00	7/1/14	502,230
165,000	Chesterfield County Virginia Industrial Development Authority (LOC)	5.20	7/1/19	168,703
260,000	Newport News Virginia Industrial Development Authority (GNMA)	7.25	8/1/16	268,099
200,000	Richmond Virginia Metro Authority Expressway Revenue, Partially Prerefunded, Balance, ETM	7.00	10/15/13	219,858
1,865,000	Suffolk Virginia Redevelopment & Housing Authority, Multi-Family Housing Revenue (FHLMC) (a)	4.00	12/1/19	1,865,000

				3,023,890

	Washington — 1.97%
250,000	Bellingham Washington Housing Authority Revenue, Cascade Meadows (MBIA)	4.88	11/1/15	253,458
1,785,000	King County Washington Housing Authority Revenue, Vashon Community Center, Series A, SUB (GNMA)	7.25	9/20/42	1,984,098
364,000	Seattle Washington Housing Authority (GNMA)	7.40	11/20/36	387,580
1,340,000	Seattle Washington New Public Housing Authority	4.88	8/1/08	1,368,395
1,615,000	Seattle Washington New Public Housing Authority	4.88	8/1/09	1,663,433
120,000	Spokane Washington Housing Authority Revenue, Valley 206 Apartments, Junior Lien A (Standby LOC)	5.75	4/1/28	115,957
245,000	Spokane Washington Housing Authority Revenue, Valley 206 Apartments, Senior Lien A	5.63	4/1/28	232,032
470,000	Spokane Washington Housing Authority, Cheney Care Center Revenue, Series A, (GNMA)	6.35	8/20/39	515,322
1,000,000	Washington State Health Care Facilities Authority Revenue, Children’s Hospital & Regular Medical Center	5.38	10/1/16	1,064,310

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Principal Amount		Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Washington (continued)
$1,500,000	Washington State Health Care Facilities Authority Revenue, Multicare Health Systems	5.25	8/15/10	$1,551,285
820,000	Washington State Health Facilities Authority Revenue, Grays Harbor Community Hospital (RADIAN)	5.85	7/1/12	868,692
135,000	Washington State Housing Revenue, Crista Ministries Project (LOC)	5.10	7/1/10	135,859
240,000	Washington State Housing Revenue, Presbyterian Ministries (ACA)	5.10	1/1/14	244,133
200,000	Washington State Housing Revenue, Presbyterian Ministries (ACA)	5.30	1/1/19	203,508
200,000	Washington State, Series A, GO	5.25	7/1/12	205,110

				10,793,172

	West Virginia — 1.05%
55,000	Beckley West Virginia Nursing Facility Revenue Refunding, Beckley Health Care Corp. Project (Standby LOC)	5.55	9/1/08	55,095
55,000	Beckley West Virginia Nursing Facility Revenue Refunding, Beckley Health Care Corp. Project (Standby LOC)	5.70	9/1/09	55,150
180,000	Harrison County West Virginia, County Community Special Obligation, Series A, ETM	6.25	5/15/10	190,107
212,539	Harrison County West Virginia, Series B, Zero Coupon (AMBAC)	0.00	10/20/10	151,634
585,000	Kanawha County West Virginia Building Community Revenue, Charleston Area Medical Center Project, ETM	6.60	12/1/08	606,750
180,000	Kanawha County West Virginia Single Family Mortgage Revenue, ETM	7.40	12/1/10	194,425
1,205,000	Parkersburg West Virginia Waterworks & Sewer Systems Revenue, Series C (FGIC)	5.00	9/1/13	1,268,528
1,155,000	Parkersburg West Virginia Waterworks & Sewer Systems Revenue, Series C (FGIC)	4.00	9/1/17	1,115,557
1,410,000	Parkersburg West Virginia Waterworks & Sewer Systems Revenue, Series C (FGIC)	4.00	9/1/18	1,352,147
800,000	Parkersburg West Virginia Waterworks & Sewer Systems Revenue, Series C (FGIC)	4.10	9/1/20	765,112

				5,754,505

	Wisconsin — 1.84%
250,000	Beloit Wisconsin School District	5.00	10/1/12	253,725
100,000	Hortonville Wisconsin School District	4.90	4/1/11	101,859
1,500,000	LA Crosse Wisconsin, Series B	3.50	11/1/08	1,472,100
75,000	Oshkosh Wisconsin Hospital Facility Revenue, Mercy Medical Center, Prerefunded 7/1/07 @ 100	7.38	7/1/09	76,865
800,000	Plymouth Wisconsin School District (MBIA)	4.00	4/1/13	793,432
835,000	Plymouth Wisconsin School District (MBIA)	4.00	4/1/14	822,943
975,000	Plymouth Wisconsin School District (MBIA)	3.75	4/1/18	896,825
255,000	Shell Lake Wisconsin Nursing Home Revenue, Terraceview Living (GNMA)	5.30	9/20/18	255,273
65,000	Whitewater Wisconsin Waterworks Systems Mortgage Revenue	7.50	7/1/16	65,000
95,000	Wisconsin Housing & Economic Development Authority, Series B, AMT	4.95	9/1/09	95,572
1,040,000	Wisconsin Housing & Economic Development Authority, Series C	4.60	11/1/11	1,069,078
3,000,000	Wisconsin State Health & Educational Facilities, Hudson Memorial Hospital, (FHA)	5.60	7/15/22	3,141,809
285,000	Wisconsin State Health & Educational Facilities, Sisters Sorrowful Mother, Series A (MBIA)	5.10	8/15/07	288,571
170,000	Wisconsin State Health & Educational Facilities, Sisters Sorrowful Mother, Series A (MBIA)	5.20	8/15/08	174,148
295,000	Wisconsin State Health & Educational Facilities, Sisters Sorrowful Mother, Series A (MBIA)	5.30	8/15/09	303,210
120,000	Wisconsin State Health & Educational Facilities, Viterbo College Income Project (LOC)	5.75	2/1/12	120,809
135,000	Wisconsin State Health & Educational Facilities. Viterbo College Income Project (LOC)	6.00	2/1/17	136,250

				10,067,469

	Total Municipal Bonds (cost $478,109,328)			475,983,587

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

Shares or Principal Amount		Rate %	Maturity Date	Value
	Taxable Municipal Bond — 2.95%
	Georgia — 0.28%
$1,575,000	Fulton County Georgia Development Authority	5.75	3/1/14	$1,530,585

	Ohio — 1.50%
5,660,000	Cleveland-Cuyahoga County Ohio, Port Authority Lease Revenue, Avery Dennison Project B	5.00	10/15/15	5,212,067
1,900,000	Summit County Ohio Port Authority Revenue	5.40	11/15/10	1,850,030
1,160,000	Toledo Lucas County Ohio Port Authority Development Revenue, Taxable Northwest Ohio Building Fund, Series B	5.38	11/15/11	1,131,650

				8,193,747

	Oklahoma — 0.34%
2,045,000	Sallisaw Oklahoma Municipal Authority Revenue (XLCA)	4.38	1/1/18	1,860,848

	Virginia — 0.83%
4,740,000	Poplar Hill Virginia Community Development Authority Certificates Participation Adjustment, Series A	5.50	9/1/34	4,535,042

	Total Taxable Municipal Bond (cost $17,103,750)			16,120,222

	Corporate Bonds — 5.32%
3,000,000	Aero Union Corp.*	8.75	2/1/08	3,000,000
5,381,000	AFS Energy Savings Control*	6.35	3/1/25	5,083,431
5,320,000	Amerescosolutions Energy*	6.00	5/1/22	5,092,464
4,076,846	ASC Equipment* (b)	0.00	3/1/08	0
6,763,824	IIS/Syska Holdings Energy*	3.90	8/15/08	6,189,304
2,740,000	Kidspeace National Center of Georgia*	4.50	12/1/28	2,720,382
3,819,559	Landmark Leasing LLC, Series 2004, Cass A*	6.20	10/1/22	3,592,486
3,477,778	USDA Airtanker*	8.00	2/1/08	3,432,567

	Total Corporate Bonds (cost $34,562,503)			29,110,634

	Mortgage Related — 1.00%
5,712,108	General Services Administration	5.04	9/15/21	5,447,866

	Total Mortgage Related (cost $5,712,108)			5,447,866

	Money Market Mutual Funds — 2.67%
14,628,228	Blackrock Muni Fund	3.69	12/31/49	14,628,228

	Total Money Market Mutual Funds (cost $14,628,228)			14,628,228

	Total Investments (cost $550,115,917) — 98.91%			541,290,537
	Other assets in excess of liabilities — 1.09%			5,942,589

	Net Assets — 100.00%			$547,233,126

(a)	Variable rate security. The rate reflected is the rate in effect on June 30, 2006. The maturity date represents the actual maturity date.

(b)	Issuer has defaulted on the payment of interest.

*	Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities may by resold in transactions exempt from registration, normally to qualified institutional buyers.

ACA — American Capital Access

AMT — Alternative Minimum Tax

AMBAC — American Municipal Bond Assurance Corp.

AXA — AXA Reinsurance UK

BIG — Business Installations and Equipment Loan Guarantee

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2006

ETM — Escrowed to Maturity

FHA — Federal Housing Administration

FGIC — Financial Guaranty Insurance Co.

FHLMC — Federal Home Loan Mortgage Corp.

FNMA — Federal National Mortgage Association

FSA — Financial Security Assurance, Inc.

GNMA — Government National Mortgage Association

GO — General Obligation

GTY — Guaranteed

HUD — Housing and Urban Development

LOC — Letter of Credit

MBIA — Municipal Bond Insurance Association

MBIA-IBC — MBIA Insured Bond Certificate

PSF — Permanent School Fund

RADIAN — Radian Group, Inc.

SONYMA — State of New York Mortgage Agency

SUB — Step-up bond

XLCA — XL Capital Assurance, Inc.

See accompanying notes to the financial statements

THE HIRTLE CALLAGHAN TRUST

Statements of Assets and Liabilities

June 30, 2006

	Value Equity Portfolio	Growth Equity Portfolio	Small Capitalization Equity Portfolio	International Equity Portfolio
ASSETS:
Investments, at value (cost $807,980,620, $1,146,958,829, $662,651,715 and $1,164,059,953, respectively)	$935,906,502	$1,312,465,090	$764,839,087	$1,507,045,958

Total Investments	935,906,502	1,312,465,090	764,839,087	1,507,045,958

Cash	46	—	—	—
Foreign currency, at value (cost $0, $0, $0, and $2,156,642, respectively)	—	—	—	2,163,147
Unrealized appreciation on forward exchange contracts	—	—	—	64,585
Receivable from investments sold	25,500,160	70,210,779	6,011,570	7,840,179
Dividends and interest receivable	889,517	1,110,456	1,032,177	1,386,460
Receivable for Fund shares issued	820,019	1,002,434	45,351	127,914
Foreign tax reclaim receivable	—	—	—	880,727
Variation margin receivable on future contracts	1,320	—	—	—
Prepaid expenses and other assets	58,216	72,143	48,288	80,354

Total Assets	963,175,780	1,384,860,902	771,976,473	1,519,589,324

LIABILITIES:
Payable for investments purchased	41,504,182	85,142,284	3,888,041	5,912,959
Payable to custodian, cash overdraft	—	1,688,244	1,139,059	—
Unrealized depreciation on forward exchange contracts	—	—	—	207,342
Payable for Fund shares redeemed	6,538	11,411	4,400	43,343
Variation margin payable on future contracts	7,997	57,070	—	—
Payable for return of collateral received on securities loaned	—	16,767,998	154,576,076	—
Advisory fees payable	229,682	498,830	242,381	1,871,651
Consulting fees payable	37,964	57,034	24,217	59,214
Administrative services fees payable	51,695	74,073	33,416	81,733
Other accrued expenses	51,272	71,706	31,643	218,798

Total Liabilities:	41,889,330	104,368,650	159,939,233	8,395,040

NET ASSETS	$921,286,450	$1,280,492,252	$612,037,240	$1,511,194,284

NET ASSETS CONSIST OF:
Shares of beneficial interest, at par value	$57,480	$113,711	$38,991	$116,084
Additional paid-in capital	765,694,808	1,229,954,339	446,456,580	1,153,119,458
Undistributed net investment income	498,171	573,397	777,665	(1,763,226)
Accumulated net realized gain/(loss) from investments, futures and foreign currency transactions and translations	27,027,624	(115,918,066)	62,576,632	16,821,951
Net unrealized appreciation/(depreciation) on investments, futures and foreign currency translations	128,008,367	165,768,871	102,187,372	342,900,017

Net Assets	$921,286,450	$1,280,492,252	$612,037,240	$1,511,194,284

SHARE OF BENEFICIAL INTEREST:
Shares of beneficial interest outstanding	57,479,954	113,711,031	38,990,624	116,084,441

Net Asset Value, offering and redemption price per share	$16.03	$11.26	$15.70	$13.02

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Statements of Assets and Liabilities (continued)

June 30, 2006

	Fixed Income Portfolio	Fixed Income II Portfolio	Fixed Income Opportunity Portfolio	Short Term Municipal Bond Portfolio	Intermediate Term Municipal Bond Portfolio
ASSETS:
Investments, at value (cost $277,922,291, $272,657,613, $157,769,710, $33,282,049 and $550,115,917 respectively)	$272,886,458	$267,549,266	$151,601,041	$33,094,830	$541,290,537

Total Investments	272,886,458	267,549,266	151,601,041	33,094,830	541,290,537

Foreign currency, at value (cost $0, $1,189, $343,734, $0 and $0, respectively)	—	1,210	339,271	—	—
Unrealized appreciation on forward exchange contracts	—	55,043	—	—	—
Receivable from investments sold	4,153,993	40,794,646	1,681,378	—	—
Dividends and interest receivable	1,872,475	1,451,074	2,287,008	495,391	6,449,469
Receivable for Fund shares issued	—	—	26,535	—	1,420,000
Receivable from advisor	15,779	—	—	—	—
Variation margin receivable on future contracts	—	268,420	—	—	—
Prepaid expenses and other assets	27,135	25,755	20,615	13,836	38,285

Total Assets	278,955,840	310,145,414	155,955,848	33,604,057	549,198,291

LIABILITIES:
Written Options, at fair value (premiums received $27,272)	—	34,125	—	—	—
Dividends payable	89,383	183,268	—	3,767	252,487
Payable for investments purchased	1,052,682	43,705,216	2,496,603	1,319,350	1,103,570
Payable to custodian	4,089,959	—	—	—	404,078
Unrealized depreciation on forward exchange contracts	—	30,852	—	—	—
Payable for Fund shares redeemed	—	5,071	1,600,000	—	31,000
Variation margin payable on future contracts	—	43,773	—	—	—
Payable for return of collateral received on securities loaned	42,436,394	10,140,571	16,923,630	—	—
Advisory fees payable	33,262	46,065	55,379	3,111	90,331
Consulting fees payable	9,310	10,813	5,549	1,244	22,584
Administrative services fees payable	13,427	14,811	7,740	1,343	31,449
Other accrued expenses	15,943	20,078	13,120	—	29,666

Total Liabilities	47,740,360	54,234,643	21,102,021	1,328,815	1,965,165

NET ASSETS	$231,215,480	$255,910,771	$134,853,827	$32,275,242	$547,233,126

NET ASSETS CONSIST OF:
Shares of beneficial interest, at par value	$23,931	$26,456	$18,487	$3,251	$56,035
Additional paid-in capital	241,067,784	266,180,923	168,571,478	32,504,957	557,136,168
Undistributed (distributions in excess of) net investment income	15,628	(155,647)	526,884	(1,472)	(54,083)
Accumulated net realized gain/(loss) from investments, options, futures and foreign currency transactions and translations	(4,856,030)	(4,867,738)	(28,089,890)	(44,275)	(1,079,614)
Net unrealized appreciation/(depreciation) on investments, options, futures and foreign currency translations	(5,035,833)	(5,273,223)	(6,173,132)	(187,219)	(8,825,380)

Net Assets	$231,215,480	$255,910,771	$134,853,827	$32,275,242	$547,233,126

SHARES OF BENEFICIAL INTEREST:
Shares of beneficial interest outstanding	23,931,015	26,455,799	18,486,860	3,250,953	56,034,783

Net Asset Value, offering and redemption price per share	$9.66	$9.67	$7.29	$9.93	$9.77

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Statements of Operations

For the Year Ended June 30, 2006

	Value Equity Portfolio	Growth Equity Portfolio	Small Capitalization Equity Portfolio	International Equity Portfolio
INVESTMENT INCOME:
Interest	$859,298	$740,654	$488,674	$1,495,637
Dividends (net of foreign withholding tax of $0, $0, $0 and $2,756,169 respectively)	16,830,497	11,534,329	4,463,469	26,456,469
Income from securities lending	704	35,028	131,130	—

Total Investment Income	17,690,499	12,310,011	5,083,273	27,952,106

EXPENSES:
Advisory fees	2,429,859	1,791,339	2,896,550	6,808,120
Consulting fees	402,457	573,980	284,386	655,750
Administrative services fees	549,069	776,190	389,214	896,090
Custodian fees	85,459	120,073	73,800	865,115
Professional fees	86,214	122,863	50,574	117,388
Registration and filing fees	44,189	27,250	9,891	34,304
Trustee fees	19,796	27,741	11,831	32,164
Other expenses	28,638	33,369	25,502	50,951

Total Expenses before expenses paid indirectly or waived	3,645,681	3,472,805	3,741,748	9,459,882
Less: Advisory fees waived	—	—	(89,171)	—
Less Custody fees waived	—	—	—	(93,227)
Less: Expenses paid indirectly	(212,941)	(94,898)	(58,276)	(167,136)

Total Expenses	3,432,740	3,377,907	3,594,301	9,199,519

Net Investment Income	14,257,759	8,932,104	1,488,972	18,752,587

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from investment transactions	54,938,826	23,300,822	90,098,730	98,647,640
Net realized gain from foreign currency transactions	—	—	—	634,295
Net realized gain/(loss) from futures transactions	72,457	(12,388)	—	—

Net realized gain from investment, futures and foreign currency transactions	55,011,283	23,288,434	90,098,730	99,281,935

Change in unrealized appreciation/depreciation on investments	32,569,354	17,232,915	8,113,200	188,167,629
Change in unrealized appreciation/depreciation on foreign currency	—	—		(670,949)
Change in unrealized appreciation/depreciation on futures	107,479	446,207	—	—

Change in unrealized appreciation/depreciation on investments, futures and foreign currency	32,676,833	17,679,122	8,113,200	187,496,680

Net realized/unrealized gain on investments, futures and foreign currency	87,688,116	40,967,556	98,211,930	286,778,615

Change in net assets resulting from operations	$101,945,875	$49,899,660	$99,700,902	$305,531,202

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2006

	Fixed Income Portfolio	Fixed Income II Portfolio	Fixed Income Opportunity Portfolio	Short Term Municipal Bond Portfolio(a)	Intermediate Term Municipal Bond Portfolio
INVESTMENT INCOME:
Interest	$12,637,575	$12,242,156	$8,757,606	$318,182	$22,946,118
Dividends	65,134	—	539	18,556	663,267
Income from securities lending	6,131	3,104	15,357	—	—

Total Investment Income	12,708,840	12,245,260	8,773,502	336,738	23,609,385

EXPENSES:
Advisory fees	506,126	564,075	669,929	12,068	1,039,104
Consulting fees	126,534	132,596	66,995	4,827	259,781
Administrative services fees	175,797	178,922	93,030	6,178	360,631
Custodian fees	38,130	50,279	20,483	2,062	59,197
Professional fees	45,156	27,719	8,444	17,638	51,649
Registration and filing fees	6,517	9,445	5,829	5,942	16,059
Trustee fees	5,960	6,318	3,227	399	12,605
Other expenses	16,419	17,638	15,239	3,024	22,141
Organizational Cost	—	—	—	6,145	—

Total Expenses before waivers	920,639	986,992	883,176	58,283	1,821,167
Less: Advisory fees waived	(31,454)	—	—	—	—
Less: Expenses reimbursed by advisor	(15,779)	—	—	—	—

Total Expenses	873,406	986,992	883,176	58,283	1,821,167

Net Investment Income	11,835,434	11,258,268	7,890,326	278,455	21,788,218

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from investment transactions	(4,102,872)	(3,284,773)	2,697,468	(44,275)	(921,557)
Net realized gain from foreign currency transactions	—	(2,492)	113	—	—
Net realized loss from futures transactions	—	(1,329,408)	—	—	—
Net realized gain from options transactions	—	104,310	—	—	—

Net realized gain/(loss) from investment, futures, options and foreign currency transactions	(4,102,872)	(4,512,363)	2,697,581	(44,275)	(921,557)

Change in unrealized appreciation/depreciation on investments	(9,695,154)	(7,125,594)	(9,711,388)	(187,219)	(18,291,646)
Change in unrealized appreciation/depreciation on foreign currency	—	(154,024)	20,769	—	—
Change in unrealized appreciation/depreciation on futures	—	(148,924)	—	—	—
Change in unrealized appreciation/depreciation on options	—	35,969	—	—	—

Change in unrealized appreciation/depreciation on investments, futures, options and foreign currency	(9,695,154)	(7,392,573)	(9,690,619)	(187,219)	(18,291,646)

Net realized/unrealized gain/(loss) on investments, futures, options and foreign currency	(13,798,026)	(11,904,936)	(6,993,038)	(231,494)	(19,213,203)

Change in net assets resulting from operations	$(1,962,592)	$(646,668)	$897,288	$46,961	$2,575,015

(a)	For the period March 1, 2006 (commencement of operations) through June 30, 2006

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Statement of Changes in Net Assets

	Value Equity Portfolio		Growth Equity Portfolio		Small Capitalization Equity Portfolio
	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2006	Year Ended June 30, 2005
Operations:
Net investment income	$14,257,759	$13,254,972	$8,932,104	$7,676,708	$1,488,972	$1,495,705
Net realized gains from investment and futures transactions	55,011,283	31,238,496	23,288,434	6,173,000	90,098,730	71,913,801
Change in unrealized appreciation/depreciation on investments and futures	32,676,833	21,499,078	17,679,122	31,072,410	8,113,200	(18,827,581)

Change in net assets resulting from operations	101,945,875	65,992,546	49,899,660	44,922,118	99,700,902	54,581,925

Distributions to Shareholders from:
Net investment income	(14,218,740)	(12,962,398)	(8,675,896)	(7,448,024)	(1,015,904)	(1,367,870)
Net realized gains from investment and futures transactions	(38,398,284)	—	—	—	(70,835,236)	(17,036,260)

Change in net assets resulting from distributions	(52,617,024)	(12,962,398)	(8,675,896)	(7,448,024)	(71,851,140)	(18,404,130)

Shares of Beneficial Interest:
Proceeds from shares issued	261,821,734	144,782,746	670,673,720	434,934,205	94,751,171	364,261,896
Proceeds from reinvestment of dividends	49,156,349	12,012,776	7,782,277	6,071,142	68,395,959	17,052,223
Cost of shares redeemed	(124,357,276)	(109,436,071)	(392,473,370)	(208,459,393)	(91,951,580)	(496,432,267)

Change in net assets from shares of beneficial interest transactions	186,620,807	47,359,451	285,982,627	232,545,954	71,195,550	(115,118,148)

Change in net assets	235,949,658	100,389,599	327,206,391	270,020,048	99,045,312	(78,940,353)
Net Assets:
Beginning of period	685,336,792	584,947,193	953,285,861	683,265,813	512,991,928	591,932,281

End of period	$921,286,450	$685,336,792	$1,280,492,252	$953,285,861	$612,037,240	$512,991,928

Undistributed net investment income	$498,171	$459,152	$573,397	$327,584	$777,665	$304,597
Share Transactions:
Issued	15,897,832	10,026,969	47,270,848	36,768,625	5,984,194	21,150,813
Reinvested	3,165,155	819,350	673,722	588,841	4,673,129	1,161,245
Redeemed	(7,236,810)	(7,788,632)	(23,189,184)	(14,518,782)	(5,738,824)	(30,026,201)

Change in Shares	11,826,177	3,057,687	24,755,386	22,838,684	4,918,499	(7,714,143)

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Statements of Changes in Net Assets (continued)

	International Equity Portfolio		Fixed Income Portfolio		Fixed Income II Portfolio
	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2006	Year Ended June 30, 2005
Operations:
Net investment income	$18,752,587	$17,428,564	$11,835,434	$9,506,363	$11,258,268	$7,516,300
Net realized gain/(loss) from investments, foreign currency, futures and options transactions	99,281,935	30,764,482	(4,102,872)	2,131,254	(4,512,363)	3,488,995
Change in unrealized appreciation/depreciation on investments foreign currency, futures and options	187,496,680	40,402,502	(9,695,154)	3,465,620	(7,392,573)	1,914,927

Change in net assets resulting from operations	305,531,202	88,595,548	(1,962,592)	15,103,237	(646,668)	12,920,222

Distributions to Shareholders from:
Net investment income	(30,653,512)	(12,330,879)	(12,476,397)	(9,937,169)	(12,737,975)	(6,568,592)
Net realized gains from investment, foreign currency, futures and options transactions	—	—	(46,585)	(374,392)	(806,823)	—

Change in net assets resulting from distributions	(30,653,512)	(12,330,879)	(12,522,982)	(10,311,561)	(13,544,798)	(6,568,592)

Shares of Beneficial Interest:
Proceeds from shares issued	299,010,902	206,035,814	62,906,240	70,349,747	62,458,395	77,101,363
Proceeds from reinvestment of dividends	27,355,289	11,219,538	11,559,822	10,442,055	11,393,729	5,889,535
Cost of shares redeemed	(139,424,106)	(76,396,477)	(79,955,465)	(31,733,654)	(57,420,441)	(24,882,767)

Change in net assets from shares of beneficial interest transactions	186,942,085	140,858,875	(5,489,403)	49,058,148	16,431,683	58,108,131

Change in net assets	461,819,775	217,123,544	(19,974,977)	53,849,824	2,240,217	64,459,761
Net Assets:
Beginning of period	1,049,374,509	832,250,965	251,190,457	197,340,633	253,670,554	189,210,793

End of period	$1,511,194,284	$1,049,374,509	$231,215,480	$251,190,457	$255,910,771	$253,670,554

Undistributed (distributions in excess of) net investment income	$(1,763,226)	$8,123,558	$15,628	$153,610	$(155,647)	$1,073,731
Share Transactions:
Issued	24,434,953	20,198,035	6,333,830	6,996,012	6,301,257	7,689,377
Reinvested	2,210,583	1,072,164	1,166,498	950,071	1,151,556	507,058
Redeemed	(11,341,454)	(7,484,181)	(8,114,539)	(3,113,048)	(5,852,727)	(2,453,881)

Change in Shares	15,304,082	13,786,018	(614,211)	4,833,035	1,600,086	5,742,554

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Statements of Changes in Net Assets (continued)

	Fixed Income Opportunity Portfolio		Short Term Municipal Bond Portfolio	Intermediate Term Municipal Bond Portfolio
	Year Ended June 30, 2006	Year Ended June 30, 2005	Period Ended June 30, 2006(a)	Year Ended June 30, 2006	Year Ended June 30, 2005
Operations:
Net investment income	$7,890,326	$12,119,838	$278,455	$21,788,218	$18,111,347
Net realized gain/(loss) from investment and foreign currency transactions	2,697,581	5,675,454	(44,275)	(921,557)	(453,748)
Change in unrealized appreciation/depreciation on investments and foreign currency	(9,690,619)	(1,063,498)	(187,219)	(18,291,646)	5,393,949

Change in net assets resulting from operations	897,288	16,731,794	46,961	2,575,015	23,051,548

Distributions to Shareholders from:
Net investment income	(7,786,954)	(13,328,046)	(282,398)	(21,847,816)	(18,180,557)

Change in net assets resulting from distributions	(7,786,954)	(13,328,046)	(282,398)	(21,847,816)	(18,180,557)

Shares of Beneficial Interest:
Proceeds from shares issued	24,837,791	21,735,310	38,069,949	133,880,284	230,222,143
Proceeds from reinvestment of dividends	6,919,175	12,055,969	272,282	19,348,407	15,866,587
Cost of shares redeemed	(23,045,967)	(133,299,754)	(5,831,552)	(81,666,410)	(108,894,997)

Change in net assets from shares of beneficial interest transactions	8,710,999	(99,508,475)	32,510,679	71,562,281	137,193,733

Change in net assets	1,821,333	(96,104,727)	32,275,242	52,289,480	142,064,724
Net Assets:
Beginning of period	133,032,494	229,137,221	—	494,943,646	352,878,922

End of period	$134,853,827	$133,032,494	$32,275,242	$547,233,126	$494,943,646

Undistributed (distributions in excess of) net investment income	$526,884	$423,399	$(1,472)	$(54,083)	$22,894
Share Transactions:
Issued	3,294,356	2,816,274	3,807,885	13,463,709	22,852,977
Reinvested	931,730	1,556,209	27,339	1,949,794	1,420,411
Redeemed	(3,053,273)	(17,346,021)	(584,271)	(8,207,621)	(10,775,005)

Change in Shares	1,172,813	(12,973,538)	3,250,953	7,205,882	13,498,383

(a) For the period March 1, 2006 (commencement of operations) through June 30, 2006.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Value Equity Portfolio
	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002
Net Asset Value, Beginning of Period	$15.01	$13.73	$11.67	$12.32	$13.99

Income from Investment Operations:
Net investment income	0.27	0.32	0.22	0.18	0.18
Net realized and unrealized gains/(losses) from investments and futures	1.82	1.27	2.06	(0.65)	(1.63)

Total from investment operations	2.09	1.59	2.28	(0.47)	(1.45)

Distributions to Shareholders from:
Net investment income	(0.27)	(0.31)	(0.22)	(0.18)	(0.18)
Net realized gains on investments and futures	(0.80)	—	—	—	(0.04)

Total distributions to shareholders	(1.07)	(0.31)	(0.22)	(0.18)	(0.22)

Net Asset Value, End of Period	$16.03	$15.01	$13.73	$11.67	$12.32

Total Return	14.31%	11.66%	19.64%	(3.66%)	(10.42%)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$921,286	$685,337	$584,947	$416,220	$322,074
Ratio of expenses to average net assets, prior to expenses paid indirectly, waivers and reimbursements	0.45%	0.48%	0.43%	0.42%	0.42%
Ratio of expenses to average net assets, net of expenses paid indirectly, waivers and reimbursements	0.43%	0.43%	0.39%	0.37%	0.42%
Ratio of expenses to average net assets, net of waivers and reimbursements	0.45%	0.48%	0.43%	0.42%	0.42%
Ratio of net investment income to average net assets	1.77%	2.18%	1.70%	1.78%	1.42%
Portfolio turnover rate	73.19%	79.98%	79.13%	71.03%	66.24%

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Growth Equity Portfolio
	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002
Net Asset Value, Beginning of Period	$10.72	$10.33	$8.64	$8.78	$11.81

Income from Investment Operations:
Net investment income	0.09	0.10	0.05	0.05	0.04
Net realized and unrealized gains/(losses) on investments and futures	0.53	0.38	1.69	(0.14)	(3.03)

Total from investment operations	0.62	0.48	1.74	(0.09)	(2.99)

Distributions to Shareholders from:
Net investment income	(0.08)	(0.09)	(0.05)	(0.05)	(0.04)

Total distributions to shareholders	(0.08)	(0.09)	(0.05)	(0.05)	(0.04)

Net Asset Value, End of Period	$11.26	$10.72	$10.33	$8.64	$8.78

Total Return	5.90%	4.70%	20.12%	(1.01%)	(25.37%)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$1,280,492	$953,286	$683,266	$504,450	$367,547
Ratio of expenses to average net assets, prior to expenses paid indirectly, waivers and reimbursements	0.30%	0.35%	0.38%	0.39%	0.40%
Ratio of expenses to average net assets, net of expenses paid indirectly, waivers and reimbursements	0.29%	0.34%	0.36%	0.38%	0.40%
Ratio of expenses to average net assets, net of waivers and reimbursements	0.30%	0.35%	0.38%	0.39%	0.40%
Ratio of net investment income to average net assets	0.78%	0.96%	0.47%	0.63%	0.40%
Portfolio turnover rate	60.01%	56.20%	49.19%	51.06%	58.55%

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Small Capitalization Equity Portfolio
	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002
Net Asset Value, Beginning of Period	$15.06	$14.17	$10.81	$11.42	$12.96

Income from Investment Operations:
Net investment income	0.04	0.03	0.02	0.03	0.01
Net realized and unrealized gains/(losses) on investments	2.79	1.28	3.36	(0.61)	(1.54)

Total from investment operations	2.83	1.31	3.38	(0.58)	(1.53)

Distributions to Shareholders from:
Net investment income	(0.03)	(0.03)	(0.02)	(0.03)	(0.01)
Net realized gains from investments	(2.16)	(0.39)	—	—	—

Total distributions to shareholders	(2.19)	(0.42)	(0.02)	(0.03)	(0.01)

Net Asset Value, End of Period	$15.70	$15.06	$14.17	$10.81	$11.42

Total Return	19.99%	9.29%	31.28%	(4.98%)	(11.88%)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$612,037	$512,992	$591,932	$423,019	$323,895
Ratio of expenses to average net assets prior to expenses paid indirectly, waivers and reimbursements	0.66%	0.43%	0.45%	0.49%	0.60%
Ratio of expenses to average net assets, net of expenses paid indirectly, waivers and reimbursements	0.63%	0.37%	0.39%	0.44%	0.60%
Ratio of expenses to average net assets, net of waivers and reimbursements	0.64%	0.38%	0.42%	0.49%	0.60%
Ratio of net investment income to average net assets	0.26%	0.23%	0.16%	0.33%	0.10%
Portfolio turnover rate	101.53%	119.67%	117.51%	122.08%	144.98%

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	International Equity Portfolio
	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002
Net Asset Value, Beginning of Period	$10.41	$9.57	$7.58	$8.50	$9.27

Income from Investment Operations:
Net investment income	0.17	0.18	0.12	0.14	0.09
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	2.72	0.79	1.99	(0.96)	(0.75)

Total from investment operations	2.89	0.97	2.11	(0.82)	(0.66)

Distributions to Shareholders from:
Net investment income	(0.28)	(0.13)	(0.12)	(0.10)	(0.11)

Total distributions to shareholders	(0.28)	(0.13)	(0.12)	(0.10)	(0.11)

Net Asset Value, End of Period	$13.02	$10.41	$9.57	$7.58	$8.50

Total Return	27.93%	10.16%	27.76%	(9.55%)	(7.05%)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$1,511,194	$1,049,375	$832,251	$540,558	$475,352
Ratio of expenses to average net assets prior to expenses paid indirectly, waivers and reimbursements	0.72%	0.35%	0.44%	0.72%	0.64%
Ratio of expenses to average net assets net of expenses paid indirectly, waivers and reimbursements	0.70%	0.33%	0.40%	0.70%	0.64%
Ratio of expenses to average net assets, net of waivers and reimbursements	0.71%	0.35%	0.44%	0.72%	0.64%
Ratio of net investment income to average net assets	1.43%	1.89%	1.46%	1.67%	1.10%
Portfolio turnover rate	37.24%	35.48%	46.37%	31.74%	40.22%

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Fixed Income Portfolio
	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002
Net Asset Value, Beginning of Period	$10.23	$10.01	$10.38	$10.19	$9.91

Income from Investment Operations:
Net investment income	0.46	0.44	0.42	0.53	0.60
Net realized and unrealized gains/(losses) on investments	(0.54)	0.25	(0.33)	0.33	0.30

Total from investment operations	(0.08)	0.69	0.09	0.86	0.90

Distributions to Shareholders from:
Net investment income	(0.49)	(0.45)	(0.46)	(0.53)	(0.60)
Net realized gains from investments	—	(0.02)	—	(0.14)	(0.02)

Total distributions to shareholders	(0.49)	(0.47)	(0.46)	(0.67)	(0.62)

Net Asset Value, End of Period	$9.66	$10.23	$10.01	$10.38	$10.19

Total Return	(0.77%)	7.07%	0.88%	8.86%	9.11%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$231,215	$251,190	$197,341	$147,172	$126,708
Ratio of expenses to average net assets prior, to waivers and reimbursements	0.36%	0.37%	0.39%	0.44%	0.44%
Ratio of expenses to average net assets, net of waivers and reimbursements	0.35%	0.36%	0.39%	0.44%	0.44%
Ratio of net investment income to average net assets	4.68%	4.32%	4.15%	4.85%	5.80%
Portfolio turnover rate	175.82%	200.54%	216.92%	181.20%	118.94%

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Fixed Income II Portfolio
	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2004	Period Ended June 30, 2003	Year Ended June 30, 2002
Net Asset Value, Beginning of Period	$10.21	$9.90	$10.36	$10.17	$10.33

Income from Investment Operations:
Net investment income	0.42	0.34	0.30	0.56	0.65
Net realized and unrealized gains/(losses) on investments, options, futures and foreign currency transactions	(0.45)	0.27	(0.26)	0.28	0.13

Total from investment operations	(0.03)	0.61	0.04	0.84	0.78

Distributions to Shareholders from:
Net investment income	(0.48)	(0.30)	(0.36)	(0.57)	(0.69)
Net realized gains from investments, options, futures, and foreign currency transactions	(0.03)	—	(0.14)	(0.08)	(0.25)

Total distributions to shareholders	(0.51)	(0.30)	(0.50)	(0.65)	(0.94)

Net Asset Value, End of Period	$9.67	$10.21	$9.90	$10.36	$10.17

Total Return	(0.31%)	6.25%	0.46%	8.57%	7.74%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$255,911	$253,671	$189,211	$166,517	$175,449
Ratio of expenses to average net assets	0.37%	0.40%	0.39%	0.45%	0.47%
Ratio of net investment income to average net assets	4.25%	3.50%	2.90%	4.69%	6.21%
Portfolio turnover rate	573.92%	890.01%	652.03%	453.38%	475.78%

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Fixed Income Opportunity Portfolio
	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002
Net Asset Value, Beginning of Period	$7.68	$7.57	$7.46	$6.90	$8.34

Income from Investment Operations:
Net investment income	0.45	0.48	0.46	0.49	0.71
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	(0.40)	0.14	0.12	0.57	(1.46)

Total from investment operations	0.05	0.62	0.58	1.06	(0.75)

Distributions to Shareholders from:
Net investment income	(0.44)	(0.51)	(0.47)	(0.50)	(0.69)

Total distributions to shareholders	(0.44)	(0.51)	(0.47)	(0.50)	(0.69)

Net Asset Value, End of Period	$7.29	$7.68	$7.57	$7.46	$6.90

Total Return	0.81%	8.37%	7.94%	16.08%	(9.35%)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$134,854	$133,032	$229,137	$199,755	$161,206
Ratio of expenses to average net assets	0.66%	0.67%	0.67%	0.61%	0.57%
Ratio of net investment income to average net assets	5.89%	5.81%	5.93%	7.73%	9.47%
Portfolio turnover rate	27.34%	37.25%	93.45%	60.95%	51.06%

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Short Term Municipal Bond Portfolio
	Period Ended June 30, 2006(a)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.09
Net realized and unrealized gains/(losses) on investments transactions	(0.07)

Total from investment operations	0.02

Distributions to Shareholders from:
Net investment income	(0.09)

Total distributions to shareholders	(0.09)

Net Asset Value, End of Period	$9.93

Total Return	0.22	%(b)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$32,275
Ratio of expenses to average net assets	0.60	%(c)
Ratio of net investment income to average net assets	2.88	%(c)
Portfolio turnover rate	29.56	%(b)

(a)	For the period March 1, 2006 (commencement of operations) through June 30, 2006.
(b)	Not annualized.
(c)	Annualized.

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Intermediate Term Municipal Bond Portfolio
	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002
Net Asset Value, Beginning of Period	$10.14	$9.99	$10.35	$10.04	$9.89

Income from Investment Operations:
Net investment income	0.42	0.42	0.44	0.45	0.47
Net realized and unrealized gains/(losses) on investments	(0.37)	0.15	(0.36)	0.31	0.13

Total from investment operations	0.05	0.57	0.08	0.76	0.60

Distributions to Shareholders from:
Net investment income	(0.42)	(0.42)	(0.44)	(0.45)	(0.45)

Total distributions to shareholders	(0.42)	(0.42)	(0.44)	(0.45)	(0.45)

Net Asset Value, End of Period	$9.77	$10.14	$9.99	$10.35	$10.04

Total Return	0.48%	5.80%	0.78%	7.70%	6.16%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$547,233	$494,944	$352,879	$273,715	$254,032
Ratio of expenses to average net assets	0.35%	0.38%	0.40%	0.43%	0.44%
Ratio of net investment income to average net assets	4.19%	4.18%	4.40%	4.40%	4.74%
Portfolio turnover rate	17.79%	25.50%	20.53%	18.41%	27.82%

See accompanying notes to financial statements

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements — June 30, 2006

1.    DESCRIPTION.    The Hirtle Callaghan Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-ended management series investment company. The Trust was organized as a Delaware business trust on December 15, 1994. The Trust currently offers nine separate investment portfolios: The Value Equity Portfolio (“Value Portfolio”), The Growth Equity Portfolio (“Growth Portfolio”), The Small Capitalization Equity Portfolio (“Small Cap Portfolio”), The International Equity Portfolio (“International Portfolio”), The Fixed Income Portfolio (“Fixed Income Portfolio”), The Fixed Income II Portfolio (“Fixed Income II Portfolio”), The Fixed Income Opportunity Portfolio (“Fixed Opportunity Portfolio”) formerly The High Yield Bond Portfolio, The Short Term Municipal Bond Fund (“Short Term Municipal Portfolio”), and The Intermediate Term Municipal Bond Portfolio (“Intermediate Municipal Portfolio”). The Trust is authorized to issue unlimited shares of beneficial interest with a par value of $0.001 each.

As is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that also permit the indemnification of parties to the contract under certain circumstances. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES.    The following is a summary of the significant accounting policies followed by the Portfolios:

A.    Portfolio Valuation.    The net asset value per share of the Portfolios is determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time on days the NYSE is open. Each Portfolio’s net asset value per share is calculated by adding the value of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares. Readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the closing price on the exchange or at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at the last quoted sales price available provided that where such securities are denominated in foreign currencies, such prices are converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank. If there have been no sales on such exchange or on NASDAQ, the security is valued at the closing bid price. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the last bid price. Market values are ordinarily obtained through the use of independent pricing services, in accordance with procedures adopted by the Board. In the case of fixed income securities, such independent services may use matrix pricing in arriving at securities valuations in appropriate circumstances. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Pursuant to procedures adopted by the Board, any of the Portfolios may use a pricing service, bank, or broker-dealer experienced in such matters to value the Portfolio’s securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Trust’s Board of Trustees (“Board”) in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Portfolio would reasonably expect to receive upon its current sale.

B.    Securities Transactions and Investment Income.    For financial reporting purposes, portfolio security transactions are reported on trade date. However, for daily net asset-value determination, portfolio security transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recognized on the ex-dividend date and foreign dividends are recognized when notified. Interest income, including amortization of premium and accretion of discount on investments, where applicable, is accrued daily, as earned. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Realized gains and losses from paydown

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2006

transactions on mortgage and asset backed securities are reclassified as investment income or loss for financial reporting purposes.

C.    Allocation of Expenses.    Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio or by another appropriate method.

D.    Dividends and Capital Gain Distributions to Shareholders.    The Fixed Income, Fixed Income II, Short Term Municipal, and Intermediate Municipal Portfolios, declare and distribute dividends from net investment income on a monthly basis. The Value, Growth, Small Cap and Fixed Opportunity Portfolios declare and distribute dividends from net investment income on a quarterly basis. The International Portfolio declares and distributes dividends from net investment income on a semi-annual basis. Net realized capital gains, if any, are declared and distributed at least annually for each Portfolio.

E.    Repurchase Agreements.    Among the instruments that each of the Portfolios may use for temporary investment purposes are repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of the Portfolio to resell that security at an agreed-upon price and time. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements are monitored in accordance with guidelines adopted by the Board, as is the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is collateralized by an amount at least equal to the repurchase price including accrued interest. All repurchase agreements are fully collateralized by U.S. Treasury and U.S. Government securities.

F.    TBA Purchase Commitments.    The Portfolio may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. The risk is in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above.

G.    Commission Recapture.    Certain Portfolios participate in a commissions recapture program. The Portfolios will utilize the recaptured commissions to pay for, in whole or in part, certain expenses of the Portfolios, excluding investment advisory fees. The expenses eligible to be paid will include, but will not be limited to, administration fees, audit fees, custodian fees, legal fees and printing expenses, as directed by the Trust. These amounts are disclosed as expenses paid indirectly on the Statements of Operations.

For the year ended June 30, 2006, the following commissions have been recaptured:

Value Portfolio	$212,941
Growth Portfolio	94,898
Small Cap Portfolio	58,276
International Portfolio	167,136

H.    Foreign Exchange Transactions.    The books and records of the Portfolios are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

i)    market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)    purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2006

Dividends and interest from non-U.S. sources received by a Portfolio are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Portfolio intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of a Portfolio’s total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Portfolio is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

I.    Derivative Instruments.    Certain of the Portfolios may invest in various financial instruments including positions in forward currency contracts, and financial futures contracts. A Portfolio enters into such contracts for the purpose of hedging exposure to changes in foreign currency exchange rates on its holdings.

Forward Currency Contracts — A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

Forward foreign exchange contracts may involve market or credit risk in excess of the amounts reflected on the Portfolio’s statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 2006 are recorded for financial reporting purposes as net unrealized gains or losses by the Portfolio.

Financial Futures Contracts — Certain of the Portfolios may invest in financial futures contracts for the purpose of hedging their existing portfolio securities, or securities that they intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin” are made or received by a Portfolio each day, depending on the daily fluctuations in the fair market value of the underlying security. A Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of an imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

J.    Use of Estimates.    Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Actual results could vary from those estimates.

3.    LOANS OF PORTFOLIO SECURITIES.    During the period the Value Equity Portfolio, Growth Equity Portfolio, Small Capitalization Portfolio, Fixed Income Portfolio, Fixed Income II Portfolio, and Fixed Income Opportunity Portfolio loaned their securities pursuant to a securities lending agreement (“Lending Agreement”) with State Street Bank (“SSB”). Each Portfolio will limit its lending activity to 33 1/3% of its total assets. Securities loans made pursuant to the Lending Agreement must maintain loan collateral with SSB at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities. Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. SSB shall, in accordance with SSB’s reasonable and customary practices, mark loaned securities and collateral to their market value each business day based upon the market value of the collateral and the loaned securities at the close of business employing the most recently

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2006

available pricing information and receive and deliver collateral in order to maintain the value of the collateral at no less than 100% of the market value of the loaned securities. Cash collateral received is invested by SSB pursuant to the terms of the Lending Agreement. According to the terms of the lending agreement, each Portfolio retains 70% of the income generated from the lending of its securities. All such investments are made at the risk of the Portfolios and, as such, the Portfolios are liable for investment losses. To the extent a loan is secured by non-cash collateral, the borrower is required to pay a loan premium. Non-cash collateral received cannot be sold or re-pledged. Net income earned on the investment of cash collateral and loan premiums received on non-cash collateral are allocated between SSB and the Portfolios in accordance with the Lending Agreement.

In the event of bankruptcy of the borrower, the retention of the collateral may be subject to legal proceedings.

The value of loaned securities and related collateral outstanding at June 30, 2006 was as follows:

Portfolio	Value of Collateral	Value of Securities Loaned
Growth Portfolio	$16,767,998	$16,685,218
Small Cap Portfolio	154,579,617	151,280,179
Fixed Income Portfolio	42,436,394	41,454,896
Fixed Income II Portfolio	10,140,571	9,924,701
Fixed Income Opportunities Portfolio	16,923,630	16,857,156

Cash collateral received for securities on loan was invested in the State Street Navigator Securities Lending Prime Portfolio, a registered 2(a)-7 money market fund. Pursuant to the registration statement of this portfolio, it has been established exclusively for the investment of cash collateral on behalf of funds participating in State Street’s securities lending program. Its average duration is restricted to 90 days or less. All investments will qualify as “eligible securities” within the meaning of Rule 2(a)-7 of the Investment Companies Act of 1940. The portfolio will seek to maintain a stable net asset value per share of $1.00 by valuing its portfolio using amortized cost method and will comply with the requirements of Rule 2(a)-7. The value of the investments in the State Street Navigator Securities Lending Prime Portfolio as of June 30, 2006 was as follows:

Portfolio	Fair Value
Growth Portfolio	$16,767,998
Small Cap Portfolio	154,576,076
Fixed Income Portfolio	42,436,394
Fixed Income II Portfolio	10,140,571
Fixed Income Opportunities Portfolio	16,923,630

4.    INVESTMENT ADVISORY, CONSULTING AND ADMINISTRATIVE CONTRACTS.    The Trust has entered into investment advisory contracts (“Portfolio Management Contracts”) on behalf of each of the Portfolios with one or more investment management organizations (each, a “Specialist Manager”). For the Portfolio(s) it serves, each Specialist Manager is responsible for providing a continuous program of investment management and for placing all orders for the purchase and sale of securities and other instruments on the Portfolio’s behalf. Except as noted, each Specialist Manager earns a fee, accrued daily and paid either monthly or quarterly, based on average net assets of that portion of the portfolio managed.

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2006

For the year ended June 30, 2006, the Value Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned	Fee
SSgA Funds Management, Inc.*	$50,816	0.04%
Institutional Capital Corporation	2,309,111	0.35%
JS Asset Management	69,932	0.40%

	$2,429,859	0.30%

For the year ended June 30, 2006, the Growth Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned	Fee
Jennison Associates LLC	$1,522,280	0.26%	(a)
SSgA Funds Management, Inc.*	217,822	0.04%
Sustainable Growth Advisors	51,237	0.35%

	$1,791,339	0.16%

For the year ended June 30, 2006, the Small Cap Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned	Fee
Frontier Capital Management Co.	$640,590	0.45%
Geewax, Terker & Co.	247,286	0.30%	(b)
Sterling Johnston Capital Management, Inc.	777,832	0.84%	(c)
IronBridge Capital Management, Inc.	770,725	0.60%	(d)
Franklin Portfolio Associates, LLC	370,946	0.40%	(e)

	$2,807,379	0.48%

For the year ended June 30, 2006, the International Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Managers:

Specialist Manager	Amount Earned	Fee
Artisan Partners LP	$2,864,486	0.63%	(f)
Capital Guardian Trust Co.	3,943,634	0.46%	(g)

	$6,808,120	0.52%

For the year ended June 30, 2006, the Fixed Income Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned	Fee
Deutsche Asset Management	$201,253	0.20%	(h)
Aberdeen Asset Management, Inc.	257,640	0.20%	(h)

	$458,893	0.20%

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2006

For the year ended June 30, 2006, the Fixed Income II Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned	Fee
BlackRock Advisors, Inc.	$564,075	0.21%	(i)

For the year ended June 30, 2006, the Fixed Opportunity Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned	Fee
W.R. Huff Asset Management Co., LLC	$669,929	0.50%

For the year ended June 30, 2006, the Short Term Municipal Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned	Fee
Breckinridge Capital Advisor, Inc.	$12,068	0.125%

For the year ended June 30, 2006, the Intermediate Municipal Portfolio incurred the following investment advisory fee expense with respect to the services of the indicated Specialist Manager:

Specialist Manager	Amount Earned	Fee
Schroder Investment Management North America, Inc.	$1,039,104	0.20%

*	SSgA Funds Management, Inc. is an affiliate of State Street Bank and Trust Company, the custodian to the Trust.

(a)	Jennison Associates, LLC is entitled to receive an annual fee of no more than 0.30% of average net assets of that portion of Growth Portfolio allocated to Jennison (the “Jennison Account”). Effective November 1, 2004, the rate at which Jennison’s fee is computed may decrease based on the aggregate market value of the Jennison Account and certain other accounts managed by Jennison for the benefit of institutional investors who are clients of Hirtle Callaghan as outlined below.

at an Annual Fee Rate of 0.75% on the first $10 million of the Combined Assets;

at an Annual Fee Rate of 0.50% on the next $30 million of the Combined Assets;

at an Annual Fee Rate of 0.35% on the next $25 million of the Combined Assets;

at an Annual Fee Rate of 0.25% on the next $335 million of the Combined Assets;

at an Annual Fee Rate of 0.22% on the next $600 million of the Combined Assets; and

at an Annual Fee Rate of 0.20% on the balance of the Combined Assets

(b)	During the period, Geewax, Terker & Co. voluntarily waived a portion of it fees.

(c)

Under the Portfolio Management Contract between the Trust and Sterling Johnston Capital Management, Inc. (“Sterling Johnston”), as amended, Sterling Johnston is compensated under the terms of a fulcrum fee arrangement. Under this agreement, Sterling Johnston receives an asset-based fee calculated at an annual rate of 0.40% (or 40 basis points) of that portion of the Portfolio allocated to it. The amount of the fee payable by the

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2006

Portfolio to Sterling Johnston is subject to adjustments upwards or downwards based on the investment results achieved by it. The amount shown reflects an increase in the amount to which Sterling Johnston would have been entitled absent the fulcrum fee arrangement.

(d)	IronBridge Capital Management, Inc. (“IronBridge”) is entitled to receive an annual fee of 0.60% of the average net assets of that portion of Portfolio allocated to IronBridge. The Trust has conditionally approved an amendment to the Portfolio Management Contract between IronBridge and the Trust that would implement a fulcrum fee arrangement. Under the fulcrum fee arrangement, IronBridge would be compensated based, in part, on the investment results achieved by it. If the fulcrum fee arrangement is implemented, it could, under certain circumstances, increase or decrease the fee paid to IronBridge when compared to a fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets. The fulcrum fee arrangement will not become effective, however, and advisory fees will continue to be accrued at the rate shown above, until an order from the Securities and Exchange Commission permitting the arrangement is obtained.

(e)	Franklin is entitled to receive an annual fee of 0.40% of the average net assets of that portion of Portfolio allocated to Franklin. The Trust has conditionally approved an amendment to the Portfolio Management Contract between Franklin and the Trust that would implement a fulcrum fee arrangement. Under the fulcrum fee arrangement, Franklin would be compensated based, in part, on the investment results it achieves. If the fulcrum fee arrangement is implemented, it could, under certain circumstances, increase or decrease the fee paid to Franklin when compared to a fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets. The fulcrum fee arrangement will not become effective, however, and advisory fees will continue to be accrued at the rate shown above, until an order from the Securities and Exchange Commission permitting the arrangement is obtained.

(f)	Under the Portfolio Management Contract between the Trust and Artisan Partners Limited Partnership (“Artisan”), as amended, Artisan is compensated under the terms of a fulcrum fee arrangement. Under this agreement, Artisan receives an asset-based fee calculated at an annual rate of 0.40% (or 40 basis points) of that portion of the Portfolio allocated to it. The amount of the fee payable by the Portfolio to Artisan is subject to adjustments upwards or downwards based on the investment results achieved by it. The amount shown reflects an increase in the amount to which Artisan would have been entitled absent the fulcrum fee arrangement.

(g)	Under the Portfolio Management Contract between the Trust and Capital Guardian Trust Company (“CapGuardian”), as amended, CapGuardian is compensated under the terms of a fulcrum fee arrangement. Under this agreement, CapGuardian receives an asset-based fee calculated at an annual rate of 0.40% (or 40 basis points) of that portion of the Portfolio allocated to it. The amount of the fee payable by the Portfolio to CapGuardian is subject to adjustments upwards or downwards based on the investment results achieved by it. The amount shown reflects an increase in the amount to which CapGuardian would have been entitled absent the fulcrum fee arrangement.

(h)	Aberdeen Asset Management, Inc. (“Aberdeen”) has served this Portfolio since November 30, 2005. Prior to that, portfolio management services were provided to the Portfolio by Deutsche Asset Management, Inc. During the period, Aberdeen and Deutsche Asset Management, Inc. voluntarily waived and reimbursed a portion of their fees.

(i)	BlackRock’s fee is computed in accordance with a tiered fee of 0.25% of the average daily net assets on the first $100 million, 0.20% of such assets between $100 million and $200 million, and 0.175% of such assets over $200 million.

Pursuant to a consulting agreement between the Trust and Hirtle Callaghan & Company, Inc. (“Hirtle Callaghan”) is paid a fee calculated and accrued daily and paid monthly at an annual rate of 0.05% of average net assets per Portfolio. Hirtle Callaghan makes its officers available to serve as officers and/or Trustees of the Trust, provides office space sufficient for the Trust’s principal office, and monitors the performance of various investment management organizations, including the Specialist Managers. Hirtle Callaghan does not have investment discretion

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2006

with respect to Trust assets but is an investment adviser to the Trust for purposes of the 1940 Act. The Board of Trustees has authorized the Trust’s officers to request an order from the Securities and Exchange Commission that would permit the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board but without submitting such contracts for the approval of the shareholders of the relevant Portfolio.

BISYS Fund Services (“BISYS”) is responsible for providing the Portfolios with administrative, fund accounting, dividend and capital gains disbursing agent and transfer agency services. BISYS receives compensation for providing administration, fund accounting and transfer agency services at an all inclusive fee (“Omnibus Fee”) based on a percentage of each Portfolio’s average net assets. These amounts are disclosed as administrative service fees on the Statements of Operations. The Omnibus Fee is accrued daily and payable on a monthly basis as follows:

Equity Funds:

Eleven one-hundredths of one percent (.11%) of the Trust’s equity Funds’ average daily net assets up to $1,400,000,000; and

Ten one-hundredths of one percent (.10%) of the Trust’s equity Funds’ average daily net assets in excess of $1,400,000,000 up to $1,750,000,000; and

Nine one-hundredths of one percent (.09%) of the Trust’s equity Funds’ average daily net assets in excess of $1,750,000,000 up to $2,100,000,000;

Five and one-half one-hundredths of one percent (.055%) of the Trust’s equity Funds’ average daily net assets in excess of $2,100,000,000 up to $2,600,000,000;

One one-hundredth of one percent (.01%) of the Trust’s equity Funds’ average daily net assets in excess of $2,600,000,000 up to $3,200,000,000; and

One-half of one-hundredth of one percent (.005%) of the Trust’s equity Funds’ average daily net assets in excess of $3,200,000,000.

Fixed Income Funds:

Nine one-hundredths of one percent (.09%) of the Trust’s fixed income Funds’ average daily net assets up to $600,000,000; and

Eight one-hundredths of one percent (.08%) of the Trust’s fixed income Funds’ average daily net assets in excess of $600,000,000 up to $750,000,000; and

Seven one-hundredths of one percent (.07%) of the Trust’s fixed income Funds’ average daily net assets in excess of $750,000,000 up to $900,000,000;

Three and one-half one-hundredths of one percent (.035%) of the Trust’s fixed income Funds’ average daily net assets in excess of $900,000,000 up to $1,000,000,000; and

Three quarters of one-hundredth of one percent (.0075%) of the Trust’s fixed income Funds’ average daily net assets in excess of $1,000,000,000.

As such, the Hirtle Callaghan Trust paid an aggregate amount of $3,425,121 to BISYS Fund Services (“BISYS”) for the year ended June 30, 2006.

5.    PURCHASE AND SALE TRANSACTIONS.    The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended June 30, 2006, were as follows:

Portfolio	Purchases	Sales
Value Portfolio	$719,400,534	$572,633,757
Growth Portfolio	953,292,509	670,330,542
Small Cap Portfolio	564,115,257	578,004,706
International Portfolio	644,693,230	473,710,173
Fixed Income Portfolio	451,490,264	452,570,684
Fixed Income II Portfolio	1,466,129,593	1,632,318,593
Fixed Opportunity Portfolio	46,386,201	34,414,811
Short Term Municipal Portfolio	35,890,522	8,031,660
Intermediate Municipal Portfolio	117,582,280	85,859,440

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2006

The aggregate purchases and sales of long-term U.S. Government securities for the period ended June 30, 2006 were as follows:

	Purchases	Sales
Fixed Income Portfolio	$321,416,687	$328,310,115
Fixed Income II Portfolio	8,007,537,964	8,054,976,650

6.    WRITTEN OPTIONS.    The Fixed Income II Fund had the following transactions in written call and put options during the year ended June 30, 2006:

	Number of Contracts	Premiums Received
Options outstanding at June 30, 2005	117	$73,159
Options written	148	76,447
Options expired	(169)	(96,325)
Options closed	(48)	(26,009)
Options outstanding at June 30, 2006	48	27,272

7.    FEDERAL INCOME TAXES.    It is the policy of each Portfolio to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

A.    Unrealized Appreciation/Depreciation

	Tax Cost of Securities	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Value Portfolio	812,786,809	137,299,959	(14,180,266)	123,119,693
Growth Portfolio	1,170,030,268	169,528,247	(27,093,425)	142,434,822
Small Cap Portfolio	666,688,932	120,287,345	(22,137,190)	98,150,155
International Portfolio	1,176,384,367	346,970,424	(16,308,833)	330,661,591
Fixed Income Portfolio	278,476,010	127,637	(5,717,189)	(5,589,552)
Fixed Income II Portfolio	272,663,083	940,603	(6,055,490)	(5,114,887)
Fixed Opportunity Portfolio	157,848,834	1,523,460	(7,771,253)	(6,247,793)
Short-Term Municipal Portfolio	33,282,049	0	(187,219)	(187,219)
Intermediate Municipal Portfolio	549,372,200	5,411,557	(13,493,220)	(8,081,663)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the difference on investments in passive foreign investment companies, and amortization/accretion.

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2006

B.    Tax Characteristics of Distributions Paid

The tax characteristics of distributions paid during the fiscal years ended June 30, 2006 and 2005 were as follows:

	Distributions paid from:
2006	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Value Portfolio	$26,336,202	$29,040,512	$55,376,714	$—	$55,376,714
Growth Portfolio	8,675,896	—	8,675,896	—	8,675,896
Small Cap Portfolio	12,599,491	63,116,774	75,716,265	—	75,716,265
International Portfolio	30,653,512	—	30,653,512	—	30,653,512
Fixed Income Portfolio	12,312,958	46,585	12,359,543	—	12,359,543
Fixed Income II Portfolio	12,956,078	506,482	13,462,560	—	13,462,560
Fixed Income Opportunity Portfolio	7,786,954	—	7,786,954	—	7,786,954
Short-Term Muni Portfolio	1,128	—	1,128	206,803	207,931
The Intermediate Term Muni Portfolio	2,326,912	—	2,326,912	19,130,673	21,457,585

	Distributions paid from:
2005	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Value Portfolio	$12,962,398	$—	$12,962,398	$—	$12,962,398
Growth Portfolio	7,448,024	—	7,448,024	—	7,448,024
Small Cap Portfolio	1,367,870	17,036,260	18,404,130	—	18,404,130
International Portfolio	12,330,879	—	12,330,879	—	12,330,879
Fixed Income Portfolio	10,041,264	258,046	10,299,310	—	10,299,310
Intermediate Municipal Portfolio	982,288	—	982,288	16,806,641	17,788,929
Fixed Income II Portfolio	6,226,234	—	6,226,234	—	6,226,234
Fixed Income Opportunity Portfolio	13,328,046	—	13,328,046	—	13,328,046

C.    Components of Accumulated Earnings

As of June 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income/ Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
Value Portfolio	$9,032,291	$23,382,178	$32,414,469	$—	$—	$123,119,693	$155,534,162
Growth Portfolio	555,788	—	555,788	—	(92,566,408)	142,434,822	50,424,202
Small Cap Portfolio	16,872,420	50,519,094	67,391,514	—	—	98,150,155	165,541,669
International Portfolio	5,104,595	22,131,133	27,235,728	—	—	330,723,014	357,958,742
Fixed Income Portfolio	1,026,721	—	1,026,721	(1,011,093)	(4,302,311)	(5,589,552)	(9,876,235)
Fixed Income II Portfolio	881,786	—	881,786	(1,013,243)	(5,044,815)	(5,120,336)	(10,296,608)
Fixed Income Opportunity Portfolio	526,884	—	526,884	—	(28,010,766)	(6,252,256)	(33,736,138)
Short – Term Muni Portfolio	85,080	—	85,080	(74,467)	(44,275)	(187,219)	(220,881)
The Intermediate Term Muni Portfolio	2,029,494	—	2,029,494	(2,083,577)	(1,823,331)	(8,081,663)	(9,959,077)

*	Total distributions paid may differ from the Statement of Changes in Net Assets because dividends for tax purposes are recognized when actually paid.

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2006

D.    Capital Loss Carryforwards

As of June 30, 2006, the following Portfolios had net capital loss carryforwards to offset future capital gains, if any, to the extent provided by the Code:

	Amount	Expires
Growth Equity Portfolio	$23,458,449	2010
Growth Equity Portfolio	63,358,634	2011
Growth Equity Portfolio	5,749,325	2012
Fixed Income Portfolio	804,594	2014
Fixed Income II Portfolio	853,084	2014
Fixed Income Opportunity Portfolio	12,385,930	2011
Fixed Income Opportunity Portfolio	15,624,836	2012
Short-Term Municipal Bond Portfolio	44,275	2014
Intermediate Term Municipal Bond Portfolio	345,683	2009
Intermediate Term Municipal Bond Portfolio	432,144	2013
Intermediate Term Municipal Bond Portfolio	422,664	2014

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. During the fiscal year ended June 30, 2006, Growth Equity Portfolio utilized $27,463,272, International Equity Portfolio utilized $72,096,120 and the Fixed Income Opportunity Portfolio utilized $2,697,468 of net capital loss carryforwards.

E.    Post October Losses

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fixed Income Portfolio, The Fixed Income II Portfolio, The Short-Term Municipal Portfolio and The Intermediate Municipal Portfolio had deferred post October losses of $3,497,717, $4,191,731 and $622,840 respectively.

8.    FINANCIAL ACCOUNTING STANDARDS BOARD PRONOUNCEMENT.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

9.    SHORT-TERM MUNICIPAL BOND PORTFOLIO ORGANIZATION AND OFFERING COSTS.

The cost incurred by the Short-Term Municipal Bond Portfolio in connection with the organization of the portfolio, principally professional fees and printing, were borne by the portfolio. This amount is disclosed as Organizational Cost on the Statement of Operations. Costs incurred in connection with the offering and initial registration of the Portfolio are being amortized on a straight-line basis over the first twelve months of operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of

The Hirtle Callaghan Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Equity Portfolio, Growth Equity Portfolio, Small Capitalization Equity Portfolio, International Equity Portfolio, Fixed Income Portfolio, Fixed Income II Portfolio, Fixed Income Opportunity Portfolio, Short-Term Municipal Bond Portfolio, and Intermediate Term Municipal Bond Portfolio (nine portfolios constituting The Hirtle Callaghan Trust, hereafter referred to as the “Trust”) at June 30, 2006, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio

August 25, 2006

THE HIRTLE CALLAGHAN TRUST

Additional Fund Information — June 30, 2006 (Unaudited)

1.    SECURITY PROXY VOTING.    A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and, as of August 31, 2006, information regarding how the Portfolios voted proxies related to portfolio securities during the year ended June 30, 2006, is available without charge, upon request, by calling 800-242-9596 and on the SEC’s website at http://www.sec.gov.

2.    SHAREHOLDER VOTES.    During the fiscal year period ended June 30, 2006, action was taken by the shareholders of the Portfolios, as follows:

On May 15, 2006 a Special Meeting of the Shareholders of the Growth Equity Portfolio approved a Portfolio Management Contract with Sustainable Growth Advisers. Such agreement was approved by the following votes:

Votes
For	Against	Abstain	% of Shares Present Voted For	% of Shares Present Voted Against

73,130,454	0	0	100	0

On May 15, 2006 a Special Meeting of the Shareholders of the International Equity Portfolio approved a Portfolio Management Contract with Causeway Capital. Such agreement was approved by the following votes:

Votes
For	Against	Abstain	% of Shares Present Voted For	% of Shares Present Voted Against

62,656,247	0	0	100	0

3.    EXPENSE EXAMPLE.    As a shareholder of the Hirtle Callaghan Trust, you incur ongoing costs, including management fees and other Portfolio expenses. This example (as set forth in the table below) is intended to help you understand your ongoing costs (in dollars) of investing in the Hirtle Callaghan Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.

Actual Expenses.    The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

THE HIRTLE CALLAGHAN TRUST

Additional Fund Information (continued) — June 30, 2006 (Unaudited)

Hypothetical Example for Comparison Purposes.    The table below provides information about hypothetical account values and hypothetical expenses based on each Hirtle Callaghan Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During Period[2]	Annualized Expense Ratio
Value Equity Portfolio	Actual	$1,000	$1,063	$2.15	0.42%
	Hypothetical[1]	$1,000	$1,048	$2.13	0.42%
Growth Equity Portfolio	Actual	$1,000	$961	$1.41	0.29%
	Hypothetical[1]	$1,000	$1,049	$1.47	0.29%
Small Capitalization Equity Portfolio	Actual	$1,000	$1,086	$3.31	0.64%
	Hypothetical[1]	$1,000	$1,047	$3.25	0.64%
International Equity Portfolio	Actual	$1,000	$1,073	$4.78	0.93%
	Hypothetical[1]	$1,000	$1,045	$4.73	0.93%
Fixed Income Portfolio	Actual	$1,000	$994	$1.68	0.34%
	Hypothetical[1]	$1,000	$1,048	$1.73	0.34%
Fixed Income II Portfolio	Actual	$1,000	$996	$1.83	0.37%
	Hypothetical[1]	$1,000	$1,048	$1.88	0.37%
Fixed Opportunity Portfolio	Actual	$1,000	$1,003	$3.23	0.65%
	Hypothetical[1]	$1,000	$1,047	$3.30	0.65%
Short Term Municipal Bond Portfolio	Actual[3]	$1,000	$1,002	$2.98	0.60%
	Hypothetical[1]	$1,000	$1,047	$3.05	0.60%
Intermediate Term Municipal Bond Portfolio	Actual	$1,000	$1,000	$1.74	0.35%
	Hypothetical[1]	$1,000	$1,048	$1.78	0.35%

[1]	Represents the hypothetical 5% annual return before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
[3]	The return and expense ratio used represents four months of operations.

THE HIRTLE CALLAGHAN TRUST

Additional Fund Information (continued) — June 30, 2006 (Unaudited)

4.    ADDITIONAL FEDERAL INCOME TAX INFORMATION

A.    Dividends Received Deduction.    For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended June 30, 2006 qualify for the corporate dividend received deduction for the following Portfolios:

Portfolio	Dividends Received Deduction
Value Portfolio	48%
Growth Portfolio	100%
Small Cap Portfolio	15.52%
Fixed Income Opportunity Portfolio	0.01%

B.    Foreign Tax Pass through Credit.    The International Portfolio intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The pass through of the credit will only affect those persons who are shareholders of the Portfolio on a dividend record date in calendar year 2006. These shareholders will receive more detailed information along with their 2006 Form 1099-DIV. Foreign source income and foreign tax expense per outstanding share on June 30, 2006 are as follows:

Portfolio	Foreign Source Income	Foreign Tax Expense
International Portfolio	$0.23	$0.02

C.    Qualified Dividends.    For the fiscal year ended June 30, 2006, the following dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Portfolio	Dividends Paid
Value Portfolio	$12,405,937
Growth Portfolio	8,675,896
Small Cap Portfolio	1,867,796
International Portfolio	33,208,513
Fixed Opportunity Portfolio	545

The Portfolios intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2006 Form 1099-DIV.

D.    Long Term Capital Gains.    The Portfolios declared long term distributions of realized gains qualifying for a maximum 15% capital gains tax rate for individuals as follows:

Portfolio	Amount
Value Portfolio	$29,040,512
Small Cap Portfolio	63,116,774
International Portfolio	255,945
Fixed Income Portfolio	46,585
Fixed Income II Portfolio	506,482

THE HIRTLE CALLAGHAN TRUST

Additional Fund Information (continued) — June 30, 2006 (Unaudited)

E. Tax Exempt Distributions. The Portfolios declared and paid tax exempt distributions for the fiscal year ended June 30, 2006 as follows:

Portfolio	Amount
Short-Term Municipal Portfolio	$206,803
Intermediate Term Municipal Portfolio	19,130,673

5. ADDITIONAL PORTFOLIO HOLDINGS INFORMATION; ACCESS TO QUARTERLY HOLDINGS

The following tables reflect the percentage of the net assets of each Portfolio attributable to the indicated industry sector, type of security or geographic region, as appropriate for the indicated Portfolio.

Value Equity Portfolio

Security Allocation	Percentage of Market Value
Consumer Discretionary	5.21%
Consumer Staples	8.45%
Energy	13.53%
Financials	28.15%
Healthcare	8.52%
Industrials	12.22%
Information Technology	6.99%
Materials	4.07%
Telecommunication Services	5.73%
Utilities	7.13%

Total	100.00%

Growth Equity Portfolio

Security Allocation	Percentage of Market Value
Consumer Discretionary	14.80%
Consumer Staples	8.20%
Energy	4.75%
Financials	10.21%
Healthcare	18.55%
Industrials	11.56%
Information Technology	28.78%
Materials	1.42%
Telecommunication Services	0.99%
Utilities	0.74%

Total	100.00%

Small Capitalization Equity Portfolio

Security Allocation	Percentage of Market Value
Consumer Discretionary	10.38%
Consumer Staples	1.63%
Energy	9.49%
Financials	12.12%
Healthcare	13.34%
Industrials	22.99%
Information Technology	21.41%
Materials	5.77%
Telecommunication Services	0.99%
Utilities	1.88%

Total	100.00%

International Equity Portfolio

Security Allocation	Percentage of Market Value
Consumer Discretionary	11.71%
Consumer Staples	7.14%
Energy	8.48%
Financials	29.45%
Healthcare	7.20%
Industrials	10.35%
Information Technology	8.09%
Materials	6.56%
Telecommunication Services	7.08%
Utilities	3.94%

Total	100.00%

THE HIRTLE CALLAGHAN TRUST

Additional Fund Information (continued) — June 30, 2006 (Unaudited)

Fixed Income Portfolio

Security Allocation	Percentage of Market Value
U.S. Treasury	20.40%
Mortgages	48.95%
Corporates	21.38%
Asset Backed	3.72%
Taxable Municipal	5.38%
Cash/Other	0.17%

Total	100.00%

Fixed Income II Portfolio

Security Allocation	Percentage of Market Value
Treasury	1.19%
Agency	4.86%
Mortgage	54.85%
Corporate	21.01%
Non-Dollar	0.01%
Taxable Municipal	0.31%
Asset-Backed Securities	17.39%
Cash/Other	0.38%

Total	100.00%

Fixed Income Opportunity Portfolio

Security Allocation	Percentage of Market Value
Cable System Operators	15.32%
Containers & Packaging	8.61%
Defense Technology	5.48%
Energy	13.77%
Food & Drug Retailing	1.76%
Food & Beverage	2.43%
Health Care & Life Sciences	14.60%
Media	8.94%
Natural Resources	1.32%
Paper & Forest Products	6.07%
Publishing, Advertising & Entertainment	6.83%
Science Related	4.83%
Telecommunications Equipment	2.31%
Wireless Services	1.72%
Power Generation	3.76%
Cash/Other	2.25%

Total	100.00%

Short-Term Municipal Portfolio

Security Allocation	Percentage of Market Value
Arizona	9.44%
Florida	3.95%
Georgia	3.11%
Hawaii	3.08%
Illinois	9.47%
Indiana	3.17%
Kansas	6.13%
Kentucky	4.79%
Massachusetts	3.58%
Michigan	6.82%
Missouri	3.06%
Nevada	9.49%
New Mexico	3.06%
New York	7.55%
Ohio	3.04%
Oklahoma	3.11%
Pennsylvania	3.06%
Texas	12.20%
Other	1.89%

Total	100.00%

Intermediate-Term Municipal Portfolio

Security Allocation	Percentage of Market Value
Alabama	1.15%
Alaska	1.67%
Arizona	3.63%
Arkansas	1.31%
California	3.12%
Colorado	1.94%
Connecticut	0.14%
Delaware	0.62%
District of Columbia	1.38%
Florida	3.05%
Georgia	2.40%
Hawaii	0.18%
Idaho	0.27%
Illinois	9.00%
Indiana	1.49%
Iowa	0.77%
Kansas	0.09%
Kentucky	1.14%

THE HIRTLE CALLAGHAN TRUST

Additional Fund Information (continued) — June 30, 2006 (Unaudited)

Security Allocation	Percentage of Market Value
Lousiana	1.69%
Maine	0.05%
Maryland	2.70%
Massachusetts	3.42%
Michigan	1.97%
Minnesota	0.30%
Mississippi	0.46%
Missouri	0.86%
Montana	0.20%
Nebraska	0.66%
Nevada	0.19%
New Hampshire	0.54%
New Jersey	5.43%
New Mexico	0.34%
New York	4.58%
North Carolina	0.89%
North Dakota	0.77%
Ohio	2.39%
Oklahoma	2.01%
Oregan	0.31%
Pennsylvania	11.70%
Puerto Rico	0.05%
Rhode Island	0.54%
South Carolina	0.90%
Tennessee	1.04%
Texas	6.52%
Utah	0.49%
Vermont	0.07%
Virginia	1.40%
Washington	1.99%
West Virginia	1.06%
Wisconsin	1.86%
Other	9.27%

Total	100.00%

THE HIRTLE CALLAGHAN TRUST

Additional Fund Information (continued) — June 30, 2006 (Unaudited)

6.    BOARD APPROVAL OF INVESTMENT ADVISORY CONTRACTS

During the six-month period covered by this report, the Trust’s Board of Trustees (“Board”) approved the continuation of certain of those agreements pursuant to which the Trust is provided with investment advisory services. These agreements (collectively, the “Advisory Contracts”) include the Trust’s agreement with Hirtle Callaghan (“Hirtle Callaghan Contract”) as well as agreements (“Existing Manager Contracts”) between various Specialist Managers and the Trust, each relating to an individual Portfolio (see Note 3).1 During this period, the Board also approved the following new portfolio management agreements (“New Manager Contracts”): a portfolio management agreement relating to the Growth Equity Portfolio between the Trust and Sustainable Growth Advisers, LP; a portfolio management agreement relating to the International Equity Portfolio between the Trust and Causeway Capital Management, LLC; and a portfolio management agreement relating to the Value Equity Portfolio between the Trust and Institutional Capital, LLC In accordance with regulations promulgated by the Securities and Exchange Commission, a summary of the material factors taken into consideration by the Board has been prepared, which summary includes the Board’s conclusions with respect to these factors.

Overall, the Board concluded that both continuation of the Existing Manager Contracts and implementation of the New Manager Contracts would be fair and reasonable and in the best interests of the Trust and its shareholders. The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Contracts. The Board did not identify any particular factors that was controlling. The Board gave substantial weight to the fact that the Trust is designed primarily to serve as a vehicle through which Hirtle Callaghan implements certain asset allocation strategies on behalf of it investment advisory clients; that shares of the Trust are generally available only to such clients; and that Hirtle Callaghan recommended continuation of the Existing Manager Contracts and implementation of the New Manager Contracts. During the course of its deliberations with respect to each of the Advisory Contracts, the Board was informed with respect to publicly available information assembled by a third-party service provider about the performance of funds similar to the respective Portfolios managed by other investment advisers (“peer group”). While the Board found such comparisons to be useful as an indication of the range of fees and services in the peer group, the Board did not specifically rely upon such comparisons. Rather, the Board based its findings on the specific facts and circumstances of the Trust.

The Board also considered the overall advisory fee structure under the Advisory Contracts, including the performance-based fees. Based on this review, the Board concluded that the fees as structured were reasonable. The Board noted that in some cases the fees had been structured to reflect economies of scale that were expected to be achieved in the future as asset levels grow. In other cases the Board concluded that the fees could result in economies of scale in the future. The Board determined that it would continue to review the advisory fee structure in the Portfolios to determine if further changes are warranted to achieve economies of scale.

Continuation of the Hirtle Callaghan Contract.     In connection with its review of the nature and quality of the services provided by Hirtle Callaghan, the Board considered Hirtle Callaghan’s role in the selection and monitoring of the Specialist Managers, its commitment to the Trust, as evidenced by the expansion in the firm’s research and compliance areas, and its success in controlling the Trust’s costs and negotiating fee reductions with several of the Specialist Managers. The Board also considered the service of officers of Hirtle Callaghan as the Trust’s chief executive

[1]	Specialist Manager Contracts reviewed for continuation by the Board during the period include portfolio management agreements with each of: Institutional Capital Corporation; SSgA Funds Management, Inc.; Geewax, Terker & Co.; Frontier Capital Management Company, LLC; Sterling Johnston Capital Management Company, LLC, Jennison Associates, LLC; Artisan Partners Limited Partnership; Capital Guardian Trust Company; Schroder Investment Management North America, Inc.; IronBridge Capital Management, LLC; BlackRock Advisors, Inc.; and W.R. Huff Asset Management, LLC.

THE HIRTLE CALLAGHAN TRUST

Additional Fund Information (continued) — June 30, 2006 (Unaudited)

and chief financial officers, the investment performance of the Trust’s several portfolios relative to their respective benchmarks and the Trust’s function as a vehicle through which Hirtle Callaghan implements certain asset allocation strategies for its clients. The Board concluded that the overall investment results achieved by the Portfolios reflect appropriate manager selection by Hirtle Callaghan, that the overall quality of the services provided by Hirtle Callaghan was consistent with the expectations of the Trust’s shareholders and that continuation of the Hirtle Callaghan Contract was merited. In reviewing the advisory fee payable under the Hirtle Callaghan Contract and concluding that such fee schedule is reasonable, the Board was informed with respect to: the advisory fees incurred by the peer group, the structure of the firm’s standard fee schedule (including breakpoints applicable to the value of client assets invested in the Trust) and the firm’s overall revenues and financial position.

Continuation of the Existing Manager Contracts.    In connection with its deliberations with respect to the continuation of the Existing Manager Contracts, the Board had before it information to the effect that the Specialist Managers are responsible only for day-to-day investment decisions, do not participate in the administration or distribution of shares of the Portfolios and receive limited, if any, benefit from their association with the Trust other than the fee paid to them by the respective Portfolios. The Board reviewed such portfolio management services, referencing relative performance of the Specialist Managers, the experience of their investment personnel, adherence to stated investment methodologies and related factors. The Board also considered the performance of the respective Portfolios and Specialist Managers relative to their peer groups. In concluding that continuation of the respective Existing Manager Contracts was appropriate, the Board did not rely upon any single factor, but balanced all of the relevant factors, including the nature and quality of the Specialist Managers’ services, comparative fund performance, comparative fund fee structures and economies of scale while giving considerable weight to Hirtle Callaghan’s recommendations and its views with respect to: (i) the success and future ability of the respective Portfolios to capture the desired asset class for that firm’s clients; and (ii) in the case of multi-manager Portfolios, the contribution of each Specialist Manager to this endeavor. Based on the foregoing, the Board concluded that the performance of the Specialist Managers under the Existing Manager Contracts was satisfactory and that continuation of such contracts was fair and reasonable and in the best interest of shareholders.

The Board also determined that the rate at which each of the respective Specialist Managers is compensated for its services is reasonable. In reaching this conclusion, the Board had before it certain information with respect to the costs incurred by each of the Specialist Managers in providing services under the respective Existing Manager Contracts, the profitability of such managers and/or fees charged by such managers to other institutional clients. The Board did not specifically rely on such information, however, but instead gave substantial weight to information demonstrating that the rate at which the Specialist Managers are compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and Hirtle Callaghan, including several fulcrum fee arrangements, negotiated fee reductions and waivers and fee schedules that include breakpoints designed to recognize economies of scale in appropriate cases.

Implementation of the New Manager Contracts.    In connection with its deliberations with respect to the implementation of the New Manager Contracts, the Board had before it information to the effect that each of the advisory firms (“New Specialist Managers”) would be responsible only for day-to-day investment decisions, would not participate in the administration or distribution of shares of the Portfolios and would receive limited, if any, benefit from their association with the Trust other than the fee paid to them by the respective Portfolios. The Board reviewed the proposed portfolio management services, referencing relative performance histories of the New Specialist Managers, the experience of their investment personnel, the investment methodologies followed by each of the New Specialist Managers and related factors. The Board also considered the performance histories of the New Specialist Managers relative to their peer groups. In concluding that approval of the respective New Manager Contracts was appropriate, the Board did not rely upon any single factor, but balanced all of the relevant factors, including the nature and quality of the Specialist Managers’ services, comparative fund performance, comparative fund fee structures

THE HIRTLE CALLAGHAN TRUST

Additional Fund Information (continued) — June 30, 2006 (Unaudited)

and economies of scale while giving considerable weight to Hirtle Callaghan’s recommendations and its views with respect to: (i) the future ability of the respective Portfolios to capture the desired asset class for that firm’s clients; and (ii) the contribution that each of the New Specialist Managers would bring to this endeavor. With respect to the agreement with Institutional Capital, LLC, the Board gave substantial weight to the fact that approval of that agreement would secure for the Value Equity Portfolio the continued services of the individual portfolio managers who have been primarily responsible for providing portfolio management services for a portion of that Portfolio since its inception. Based on the foregoing, the Board concluded that the anticipated contribution of the New Specialist Managers to the achievement of the investment objectives of the respective Portfolios was satisfactory and that approval of such contracts was fair and reasonable and in the best interest of shareholders.

The Board also determined that the rate at which each of the respective New Specialist Managers was to be compensated for its services is reasonable. In reaching this conclusion, the Board had before it certain information with respect to the costs expected to be incurred by each of the New Specialist Managers in providing services under the respective New Manager Contracts, the profitability of such managers fees charged by such managers to other institutional clients and/or comparative fund fees. The Board considered such information and balanced it with consideration of information demonstrating that the rate at which the New Specialist Managers were to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and Hirtle Callaghan.

The Trust files its complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room can be obtained by calling 1-800-SEC-0330.

THE HIRTLE CALLAGHAN TRUST

Additional Fund Information (continued) — June 30, 2006 (Unaudited)

Trustees and Officers of The Hirtle Callaghan Trust

Officers and Interested Trustees.    The table below sets forth certain information about each of the Trust’s Interested Trustees, as well as its executive officers.

Name, Address, and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee**
Donald E. Callaghan* Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 59	Chairman and President	Indefinite; Since: 7/20/95	For more than the past five years, Mr. Callaghan has been a Principal of Hirtle Callaghan.	9	None

Jonathan J. Hirtle* Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 53	Trustee	Indefinite; Since: 7/20/95	For more than the past five years, Mr. Hirtle has been a Principal of Hirtle Callaghan.	9	None

Robert J. Zion Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 44	Vice President & Treasurer	Indefinite; Since: 7/20/95	Mr. Zion is a Principal of Hirtle Callaghan, and has been employed by that firm for more than the last five years.	9	None

Patrick J. Keniston 100 Summer Street, 15th Floor Boston, MA 02110 Age: 42	Secretary	Indefinite; Since: 3/8/05	Counsel, Legal Services of BISYS Fund Services (since 2005): Attorney, Citigroup GTS Fund Services (2001-2005).	9	None

George Stevens 3435 Stelzer Rd. Columbus, OH 43219 Age: 55	Chief Compliance Officer	Indefinite; Since 8/9/05	From September 1996 to present, employee of BISYS Fund Services	9	None

*	Messrs. Callaghan and Hirtle may each be deemed to be an “interested person,” as defined by the 1940 Act, because of their employment with Hirtle, Callaghan & Co., Inc., the overall investment adviser to the Trust.
**	The information in this column relates only to directorships in companies required to file certain reports with the SEC under various federal securities laws.

THE HIRTLE CALLAGHAN TRUST

Additional Fund Information (continued) — June 30, 2006 (Unaudited)

Independent Trustees.    The following table sets forth certain information about the Trust’s Independent Trustees.

Name, Address, and Age	Position(s) Held with Trust and Age	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Ross H. Goodman Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 58	Trustee	Indefinite; Since: 7/20/95	For more than the past five years, Mr. Goodman has been President and Owner of American Industrial Management & Sales, Northeast, Inc. or its predecessors (manufacturing representative).	9	None

Harvey Magarick Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 67	Trustee	Indefinite Since: 07/01/04	Since July 2004, Mr. Magarick has been the owner of MGH Consultants, Inc. Prior to July 2004, Mr. Magarick was a partner in the auditing firm of BDO Seidman, LLP.	9	Atlas Pipeline Holdings LP

Jarrett Burt Kling Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 63	Trustee	Indefinite; Since: 7/20/95	For more than the past five years, Mr. Kling has been associated with ING Clarion Real Estate Securities, L.P., a registered investment adviser and indirect, wholly owned subsidiary of ING Group.	9	ING Clarion Real Estate Income Fund; ING Clarion Global Real Estate Income Fund; Old Mutual Advisors Funds

R. Richard Williams Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 60	Trustee	Indefinite; Since: 7/15/99	Since early 2000, Mr. Williams has been the owner of Seaboard Advisors (consulting services).	9	None

Richard W. Wortham, III Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 67	Trustee	Indefinite; Since: 7/20/95	For more than the past five years, Mr. Wortham has been President of The Wortham Foundation.	9	None

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s directors and officers. To obtain a copy of the SAI, without charge, call (800) 242-9596.

THE HIRTLE CALLAGHAN TRUST

Trustees

DONALD E. CALLAGHAN*

JONATHAN J. HIRTLE*

ROSS H. GOODMAN

JARRETT B. KLING

HARVEY G. MAGARICK

RICHARD W. WORTHAM III

R. RICHARD WILLIAMS

* “Interested	Person” as that term is defined in the Investment Company Act of 1940.

Sponsor	Counsel
Hirtle Callaghan & Co., Inc.	Drinker Biddle & Reath LLP
Five Tower Bridge	One Logan Square—18th & Cherry Streets
300 Barr Harbor Drive, Suite 500	Philadelphia, Pennsylvania 19103-6996
West Conshohocken, Pennsylvania 19428

Administrator and Distributor	Independent Registered Public Accounting Firm
BISYS Fund Services	PricewaterhouseCoopers LLP
3435 Stelzer Road	100 East Broad Street
Columbus, Ohio 43219	Suite 2100
Columbus, Ohio 43215

Custodian
State Street Bank and Trust Company
Two World Financial Center
225 Liberty Street
New York, New York 10281

This report is for the information of the shareholders of The Hirtle Callaghan Trust. Its use in connection with any offering of the Trust’s shares is authorized only in case of a concurrent or prior delivery of the Trust’s current prospectus. The prospectus contains more complete information, including investment objectives, risks, fees and expenses and should be read carefully before investing or sending any money.

8/06

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Harvey Magarick, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Magarick was appointed to the board effective July 1, 2004 and was determined to be an audit committee financial expert on August 26, 2004.

Item 4. Principal Accountant Fees and Services.

For the fiscal years ended June 30, 2006 and June 30, 2005, the aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the table below.

	2006 Current Year	2005 Previous Year
Audit Fees(1)	141,500	123,000
Audit-Related Fees	0	0
Tax Fees(2)	22,050	18,400
All Other Fees	0	0

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	For the fiscal year ended June 30, 2006, the aggregate tax fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were $ 22,050. Such tax services included the review of income and excise tax returns for the Registrant. For the fiscal year ended June 30, 2005, the aggregate tax fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were $18,400. Such tax services included the review of income and excise tax returns for the Registrant.

(e)(1) - Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the Hirtle Callaghan Trust Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) - None of the services summarized in (b)-(d) above, were approved by the Audit Committee pursuant to Rule 2-01 (c)(i)(c) of Regulation S-X.

(f) Not applicable.

(g) - For the fiscal years ended June 30, 2005 and June 30, 2006 the Aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $0 and $0 respectively.

(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Hirtle Callaghan Trust

By (Signature and Title)*	/s/ Donald E. Callaghan, Principal Executive Officer
Donald E. Callaghan, Principal Executive Officer

Date September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert J. Zion, Principal Financial Officer
Robert J. Zion, Principal Financial Officer

Date September 8, 2006

By (Signature and Title)*	/s/ Donald E. Callaghan, Principal Executive Officer
Donald E. Callaghan, Principal Executive Officer

Date September 8, 2006